SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-69972)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.
 Post-Effective Amendment No. 64   [X]
and
REGISTRATION STATEMENT (No. 811-3114)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 64 [X]
Fidelity Select Portfolios
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (X) on April 28, 1998 pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (  ) on (             ) pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
FIDELITY SELECT PORTFOLIOS



CROSS REFERENCE SHEET
FORM N-1A

ITEM NUMBER  PROSPECTUS SECTION


1          ..............................    Cover Page

2    a     ..............................    Expenses

     b, c  ..............................    Contents; The Funds at a Glance; Who May Want
                                             to Invest

3    a     ..............................    Financial Highlights

     b     ..............................    *

     c,d   ..............................    Performance; Appendix A

4    a     i.............................    Charter

           ii...........................     The Funds at a Glance; Investment Principles and
                                             Risks

     b     ..............................    Investment Principles and Risks

     c     ..............................    Who May Want to Invest; Investment Principles
                                             and Risks

5    a     ..............................    Charter

     b     i.............................    Cover Page; The Funds at a Glance; Charter; Doing
                                             Business with Fidelity

           ii...........................     Charter

           iii..........................     Expenses; Breakdown of Expenses

     c     ..............................    Charter

     d     ..............................    Charter; Breakdown of Expenses

     e     ..............................    Cover Page; Charter

     f     ..............................    Expenses

     g     i..............................   Charter

           ii..............................  *

5A         ..............................    Performance

6    a     i.............................    Charter

           ii...........................     How to Buy Shares; How to Sell Shares;
                                             Transaction Details; Exchange Restrictions

           iii..........................     *

     b     .............................     Charter

     c     ..............................    Transactions Details; Exchange Restrictions

     d     ..............................    *

     e     ..............................    Doing Business with Fidelity; How to Buy Shares;
                                             How to Sell Shares; Investor Services

     f, g  ..............................    Dividends, Capital Gains, and Taxes

     h     ..............................    *

7    a     ..............................    Cover Page; Charter

     b     ..............................    Expenses; How to Buy Shares; Transaction Details

     c     ..............................    Sales Charge Reductions and Waivers

     d     ..............................    How to Buy Shares

     e     ..............................    *

     f     ..............................    *

8          ..............................    How to Sell Shares; Investor Services; Transaction
                                             Details; Exchange Restrictions

9          ..............................    *


* Not Applicable
FIDELITY SELECT PORTFOLIOS

CROSS REFERENCE SHEET
(CONTINUED)
FORM N-1A

ITEM NUMBER  STATEMENT OF ADDITIONAL INFORMATION SECTION


10, 11         ............................  Cover Page

12             ............................  Description of the Trust

13      a - c  ............................  Investment Policies and Limitations

        d      ............................  Portfolio Transactions

14      a - c  ............................  Trustees and Officers

15      a, b   ............................  *

        c      ............................  Trustees and Officers

16      a      i...........................  FMR;  Portfolio Transactions

               ii..........................  Trustees and Officers

               iii.........................  Management Contracts

        b      ............................  Management Contracts

        c, d   ............................  Contracts with FMR Affiliates

        e      ............................  *

        f      ............................  *

        g      ............................  *

        h      ............................  Description of the Trust

        i      ............................  Contracts with FMR Affiliates

17      a - d  ............................  Portfolio Transactions

        e      ............................  *

18      a      ............................  Description of the Trust

        b      ............................  *

19      a      ............................  Additional Purchase, Exchange and Redemption
                                             Information

        b      ............................  Additional Purchase, Exchange and Redemption
                                             Information; Valuation

        c      ............................  *

20             ............................  Distributions and Taxes

21      a, b   ............................  Contracts with FMR Affiliates

        c      ............................  *

22      a, b   ............................  Performance

23             ............................  Financial Statements


* Not Applicable




FIDELITY
SELECT
PORTFOLIOS(REGISTERED TRADEMARK)
Please read this prospectus before investing, and keep it on file for future reference. It contains important information, including how each fund invests and the services available to shareholders.
To learn more about each fund and its investments, you can obtain a copy of each fund's most recent financial report and portfolio listing, or a copy of the Statement of Additional Information (SAI) dated April 28, 1998. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-8888.
INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, AND THERE CAN BE NO ASSURANCE THAT THE FUND WILL MAINTAIN A STABLE $1.00 SHARE PRICE.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNTED INVESTED.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT
BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES
AND EXCHANGE COMMISSION PASSED UPON THE
ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
SEL-pro-0498

   701898
Each stock fund seeks to increase the value of your investment over the long-term by investing mainly in equity securities of companies within a particular industry or group of industries. The money market fund seeks high current income while maintaining a stable $1.00 share price by investing in high-quality, short-term money market securities.
 Fund Trading
 Number Symbol
AIR TRANSPORTATION PORTFOLIO  034 FSAIX
AMERICAN GOLD PORTFOLIO  041 FSAGX
AUTOMOTIVE PORTFOLIO  502 FSAVX
BIOTECHNOLOGY PORTFOLIO  042 FBIOX
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO  068 FSLBX
BUSINESS SERVICES AND OUTSOURCING  353    FBSOX
CHEMICALS PORTFOLIO  069 FSCHX
COMPUTERS PORTFOLIO  007 FDCPX
CONSTRUCTION AND HOUSING PORTFOLIO  511 FSHOX
CONSUMER INDUSTRIES PORTFOLIO  517 FSCPX
CYCLICAL INDUSTRIES PORTFOLIO  515
DEFENSE AND AEROSPACE PORTFOLIO  067 FSDAX
DEVELOPING COMMUNICATIONS PORTFOLIO  518 FSDCX
ELECTRONICS PORTFOLIO  008 FSELX
ENERGY PORTFOLIO  060 FSENX
ENERGY SERVICE PORTFOLIO  043 FSESX
ENVIRONMENTAL SERVICES PORTFOLIO  516 FSLEX
FINANCIAL SERVICES PORTFOLIO  066 FIDSX
FOOD AND AGRICULTURE PORTFOLIO  009 FDFAX
HEALTH CARE PORTFOLIO  063 FSPHX
HOME FINANCE PORTFOLIO  098 FSVLX
INDUSTRIAL EQUIPMENT PORTFOLIO  510 FSCGX
INDUSTRIAL MATERIALS PORTFOLIO  509 FSDPX
INSURANCE PORTFOLIO  045 FSPCX
LEISURE PORTFOLIO  062 FDLSX
MEDICAL DELIVERY PORTFOLIO  505 FSHCX
   MEDICA    L EQUIPMENT AND SYSTEMS PORTFOLIO     354
MULTIMEDIA PORTFOLIO  503 FBMPX
NATURAL GAS PORTFOLIO  513 FSNGX
NATURAL RESOURCES PORTFOLIO  514
PAPER AND FOREST PRODUCTS PORTFOLIO  506 FSPFX
PRECIOUS METALS AND MINERALS PORTFOLIO  061 FDPMX
REGIONAL BANKS PORTFOLIO  507 FSRBX
RETAILING PORTFOLIO  046 FSRPX
SOFTWARE AND COMPUTER SERVICES PORTFOLIO  028 FSCSX
TECHNOLOGY PORTFOLIO  064 FSPTX
TELECOMMUNICATIONS PORTFOLIO  096 FSTCX
TRANSPORTATION PORTFOLIO  512 FSRFX
UTILITIES GROWTH PORTFOLIO  065 FSUTX
MONEY MARKET PORTFOLIO  085 FSMMKT
PROSPECTUS
APRIL 28, 1998(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON, MA
02109
CONTENTS



KEY FACTS                              THE FUNDS AT A GLANCE

                                       WHO MAY WANT TO INVEST

                                       EXPENSES Each fund's sales charge (load) and its yearly
                                       operating expenses.

                                       FINANCIAL HIGHLIGHTS A summary of each fund's financial data.

                                       PERFORMANCE How each fund has done over time.

THE FUNDS IN DETAIL                    CHARTER How each fund is organized.

                                       INVESTMENT PRINCIPLES AND RISKS Each fund's overall approach to investing.

                                       BREAKDOWN OF EXPENSES How operating costs are calculated
                                       and what they include.

YOUR ACCOUNT                           DOING BUSINESS WITH FIDELITY

                                       TYPES OF ACCOUNTS Different ways to set up your account,
                                       including tax-advantaged retirement plans.

                                       HOW TO BUY SHARES Opening an account and making additional investments.

                                       HOW TO SELL SHARES Taking money out and closing your account.

                                       INVESTOR SERVICES Services to help you manage your account.

SHAREHOLDER AND ACCOUNT POLICIES       DIVIDENDS, CAPITAL GAINS, AND TAXES

                                       TRANSACTION DETAILS Share price calculations and the timing of purchases and redemptions.

                                       EXCHANGE RESTRICTIONS

                                       SALES CHARGE REDUCTIONS AND WAIVERS

                                       APPENDIX A


KEY FACTS


THE FUNDS AT A GLANCE
STOCK FUNDS' GOAL: Capital appreciation (increase in the value of a fund's shares). As with any mutual fund, there is no assurance that a fund will achieve its goal.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946 and is now America's largest mutual fund manager. Fidelity Investments Money Management, Inc. (FIMM), a subsidiary of FMR, chooses investments for the money market fund. Foreign affiliates of FMR may help choose investments for some of the stock funds.
AIR TRANSPORTATION

STRATEGY: Invests mainly in equity securities of companies engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft.
SIZE: As of February 28, 1998, the fund had over $   181     million
in assets.
AMERICAN GOLD

STRATEGY: Invests mainly in equity securities of companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals, and may also invest directly in precious metals.
SIZE: As of February 28, 1998, the fund had over $   219     million
in assets.
AUTOMOTIVE

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture, marketing, or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.
SIZE: As of February 28, 1998, the fund had over $   32     million in
assets.
BIOTECHNOLOGY

STRATEGY: Invests mainly in equity securities of companies engaged in the research, development, and manufacture of various biotechnological products, services, and processes.
SIZE: As of February 28, 1998, the fund had over $   579     million
in assets.
BROKERAGE AND INVESTMENT MANAGEMENT

STRATEGY: Invests mainly in equity securities of companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.
SIZE: As of February 28, 1998, the fund had over $   676     million
in assets.
BUSINESS SERVICES AND OUTSOURCING PORTFOLIO

STRATEGY: Invests mainly in equity securities of companies that provide business-related services to companies and other organizations.
SIZE: As of February 28, 1998, the fund had over $15 million in assets.
CHEMICALS

STRATEGY: Invests mainly in equity securities of companies engaged in the research, development, manufacture, or marketing of products or services related to the chemical process industries.
SIZE: As of February 28, 1998, the fund had over $   69     million in
assets.
COMPUTERS

STRATEGY: Invests mainly in equity securities of companies engaged in research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry.
SIZE: As of February 28, 1998, the fund had over $   785     million
in assets.
CONSTRUCTION AND HOUSING

STRATEGY: Invests mainly in equity securities of companies engaged in the design and construction of residential, commercial, industrial, and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of products or services to these construction industries.
SIZE: As of February 28, 1998, the fund had over $   57     million in
assets.
CONSUMER INDUSTRIES

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture and distribution of goods to consumers.
SIZE: As of February 28, 1998, the fund had over $   72     million in
assets.
CYCLICAL INDUSTRIES

STRATEGY: Invests mainly in equity securities of companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries.
SIZE: As of February 28, 1998, the fund had over $   3     million in
assets.
DEFENSE AND AEROSPACE

STRATEGY: Invests mainly in equity securities of companies engaged in the research, manufacture, or sale of products or services related to the defense or aerospace industries.
SIZE: As of February 28, 1998, the fund had over $   101     million
in assets.
DEVELOPING COMMUNICATIONS

STRATEGY: Invests mainly in equity securities of companies engaged in the development, manufacture, or sale of emerging communications services or equipment.
SIZE: As of February 28, 1998, the fund had over $   238     million
in assets.
ELECTRONICS

STRATEGY: Invests mainly in equity securities of companies engaged in the design, manufacture, or sale of electronic components, equipment vendors to electronic component manufacturers, electronic component distributors, and electronic instruments and electronics systems vendors.
SIZE: As of February 28, 1998, the fund had over $   2.6     billion
in assets.
ENERGY

STRATEGY: Invests mainly in equity securities of companies in the energy field, including the conventional areas of oil, gas,
electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.
SIZE: As of February 28, 1998, the fund had over $   147     million
in assets.
ENERGY SERVICE

STRATEGY: Invests mainly in equity securities of companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power.
SIZE: As of February 28, 1998 ,the fund had over $   919     million
in assets.
ENVIRONMENTAL SERVICES

STRATEGY: Invests mainly in equity securities of companies engaged in the research, development, manufacture, or distribution of products, processes, or services related to waste management or pollution control.
SIZE: As of February 28, 1998, the fund had over $   25     million in
assets.
FINANCIAL SERVICES

STRATEGY: Invests mainly in equity securities of companies providing financial services to consumers and industry.
SIZE: As of February 28, 1998, the fund had over $   604     million
in assets.
FOOD AND AGRICULTURE

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies.
SIZE: As of February 28, 1998, the fund had over $   250     million
in assets.
HEALTH CARE

STRATEGY: Invests mainly in equity securities of companies engaged in the design, manufacture, or sale of products or services used for, or in connection with, health care or medicine.
SIZE: As of February 28, 1998, the fund had over $   2.2     billion
in assets.
HOME FINANCE

STRATEGY: Invests mainly in equity securities of companies engaged in investing in real estate, usually through mortgages and other consumer-related loans.
SIZE: As of February 28, 1998, the fund had over $   1.6     billion
in assets.
INDUSTRIAL EQUIPMENT

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment, parts suppliers, and subcontractors.
SIZE: As of February 28, 1998, the fund had over $   50     million in
assets.
INDUSTRIAL MATERIALS

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector.
SIZE: As of February 28, 1998, the fund had over $   22     million in
assets.
INSURANCE

STRATEGY: Invests mainly in equity securities of companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.
SIZE: As of February 28, 1998, the fund had over $   125     million
in assets.
LEISURE

STRATEGY: Invests mainly in equity securities of companies engaged in the design, production, or distribution of goods or services in the leisure industries.
SIZE: As of February 28, 1998, the fund had over $   257     million
in assets.
MEDICAL DELIVERY

STRATEGY: Invests mainly in equity securities of companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.
SIZE: As of February 28, 1998, the fund had over $   155     million
in assets.
MEDICAL EQUIPMENT AND SYSTEMS

   STRATEGY: Invests mainly in equity securities of companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.
MULTIMEDIA

STRATEGY: Invests mainly in equity securities of companies engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries.
SIZE: As of February 28, 1998, the fund had over $   115     million
in assets.
NATURAL GAS

STRATEGY: Invests mainly in equity securities of companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.
SIZE: As of February 28, 1998, the fund had over $   59     million in
assets.
NATURAL RESOURCES

STRATEGY: Invests mainly in equity securities of companies that own or develop natural resources, or supply goods and services to such companies, and may also invest directly in precious metals.
SIZE: As of February 28, 1998, the fund had over $   7     million in
assets.
PAPER AND FOREST PRODUCTS

STRATEGY: Invests mainly in equity securities of companies engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials, and other products related to the paper and forest products industry.
SIZE: As of February 28, 1998, the fund had over $   31     million in
assets.
PRECIOUS METALS AND MINERALS

STRATEGY: Invests mainly in equity securities of companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and may also invest directly in precious metals.
SIZE: As of February 28, 1998, the fund had over $   165     million
in assets.
REGIONAL BANKS

STRATEGY: Invests mainly in equity securities of companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans.
SIZE: As of February 28, 1998, the fund had over $   1.3 b    illion
in assets.
RETAILING

STRATEGY: Invests mainly in equity securities of companies engaged in merchandising finished goods and services primarily to individual consumers.
   SIZE: As of February 28, 1998, the fund had over $192 million in assets.
SOFTWARE AND COMPUTER SERVICES

STRATEGY: Invests mainly in equity securities of companies engaged in research, design, production, or distribution of products or processes that relate to software or information-based services.
   SIZE: As of February 28, 1998, the fund had over $503 million in assets.
TECHNOLOGY

STRATEGY: Invests mainly in equity securities of companies which FMR believes have, or will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements.
SIZE: As of February 28, 1998, the fund had over $   691     million
in assets.
TELECOMMUNICATIONS

STRATEGY: Invests mainly in equity securities of companies engaged in the development, manufacture, or sale of communications services or communications equipment.
SIZE: As of February 28, 1998, the fund had over $   643     million
in assets.
TRANSPORTATION

STRATEGY: Invests mainly in equity securities of companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.
SIZE: As of February 28, 1998, the fund had over $   64     million in
assets.
UTILITIES GROWTH

STRATEGY: Invests mainly in equity securities of companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.
SIZE: As of February 28, 1998, the fund had over $   401     million
in assets.
MONEY MARKET

GOAL: Income while maintaining a stable $1.00 share price. As with any mutual fund, there is no assurance the fund will achieve its goal.
STRATEGY: Invests in high-quality, short-term money market securities of all types.
SIZE: As of February 28, 1998, the fund had over $   584     million
in assets.
As with any mutual fund, there is no assurance that a fund will achieve its goal.
WHO MAY WANT TO INVEST
The stock funds may be appropriate for investors who want to pursue growth aggressively by concentrating their investment on domestic and foreign securities within a particular industry or group of industries. The funds are designed for those who are interested in actively monitoring the progress, and can accept the risks, of industry-focused investing. Because the funds are so narrowly focused, changes in a particular industry can have a substantial impact on a fund's share price. Most of the funds are non-diversified and may invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single issuer could cause greater fluctuations in share value than would occur in a more diversified fund.
The value of the stock funds' investments will vary from day to day, and generally reflect market and industry conditions, interest rates, and other company, political, or economic news both here and abroad.
In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of small, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations. When you sell your stock fund shares, they may be worth more or less than what you paid for them.
The money market fund may be appropriate for investors who would like to earn income at current money market rates while preserving the value of their investment. The fund is managed to keep its share price stable at $1.00. The rate of income will vary from day to day, generally reflecting short-term interest rates.
The money market fund is designed for use in connection with exchanges between the stock funds. Since the money market fund is sold with a sales charge, it is not recommended that you invest in the money market fund unless you intend to use it for that purpose.
By themselves, the funds do not constitute a balanced investment plan.
EXPENSES
SHAREHOLDER TRANSACTION EXPENSES are charges you may pay when you buy, sell, or exchange shares of a fund. In addition, you may be charged an annual account maintenance fee if your account balance falls below
$2,500. Lower sales charges may be available for accounts over
$250,000. See "Transaction Details," page        , and "Sales Charge
Reductions and Waivers," page        , for an explanation of how and
when these charges apply.
Maximum sales charge on purchases (as a % of offering price)           3.00%

Sales charge on reinvested distributions                               None

Deferred sales charge on redemptions                                   None

Redemption fee (Trading fee) for the stock funds                       0.75%
on shares held 29 days or less (as a % of amount redeemed)
on shares held 30 days or more                                         0.75%
  for redemption amounts of up to $1,000 (as a % of amount redeemed) $7.50 for redemption amounts of $1,000 or more





Exchange fee (stock funds only)                                        $7.50

Annual account maintenance fee (for accounts under $2,500)             $12.00

ANNUAL FUND OPERATING EXPENSES are paid out of each fund's assets. Each fund pays a management fee to FMR. It also incurs other expenses for services such as maintaining shareholder records and furnishing shareholder statements and financial reports. A fund's expenses are factored into its share price or dividends and are not charged directly to shareholder accounts (see "Breakdown of Expenses," page
   )    .
EXAMPLES: Let's say, hypothetically, that each fund's annual return is 5% and that your shareholder transaction expenses and each fund's annual operating expenses are exactly as just described. For every $1,000 you invested, below is how much you would pay in total expenses if you close your account after the number of years indicated and, for the stock funds, if you leave your account open:
The examples illustrate the effect of expenses, but are not meant to
suggest actual or expected    expense    s or returns, all of which
may vary.
The following figures are based on estimated or historical expenses of
each fund   , adjusted to reflect current fees, of each fund     and
are calculated as a percentage of average net assets of each fund.


                    Operating expenses                                        Account   Account
                                                                                 open   closed
AIR TRANSPORTATION  Management fee                     0    .60%       1 year    $45   $53

                    12b-1 fee                       None               3 years   $77   $84

                    Other expenses                     0    .92%       5 years   $110  $118

                    Total fund operating expenses   1.52%              10 years  $206  $213

AMERICAN GOLD       Management fee                     0    .60%       1 year    $44   $52

                    12b-1 fee                       None               3 years   $74   $82

                    Other expenses                     0    .84%       5 years   $106  $114

                    Total fund operating expenses   1.44%              10 years  $197  $205

AUTOMOTIVE          Management fee                     0    .59%       1 year    $45   $52

                    12b-1 fee                       None               3 years   $76   $83

                    Other expenses                     0    .91%       5 years   $109  $117

                    Total fund operating expenses   1.50%              10 years  $204  $211



BIOTECHNOLOGY                        Management fee                     0    .60%       1 year    $44          $51

                                     12b-1 fee                       None               3 years   $72          $80

                                     Other expenses                     0    .78%       5 years   $103         $111

                                     Total fund operating expenses   1.38%              10 years  $19   1      $198

BROKERAGE AND INVESTMENT MANAGEMENT  Management fee                     0    .60%       1 year    $42          $49

                                     12b-1 fee                       None               3 years   $67          $74

                                     Other expenses                     0    .60%       5 years   $94          $101

                                     Total fund operating expenses   1.20%              10 years  $171         $179





            Operating expenses                                                                         Account Account
                                                                                                          open closed

BUSINESS SERVICES AND OUTSOURCING PORTFOLIO*  Management fee                     0    .60%       1 year    $50   $57

                                              12b-1 fee                       None               3 years   $91   $99

                                              Other expenses                  1.41%

                                              Total fund operating expenses   2.01%

CHEMICALS                                     Management fee                     0    .60%       1 year    $45   $52

                                              12b-1 fee                       None               3 years   $76   $83

                                              Other expenses                     0    .90%       5 years   $109  $117

                                              Total fund operating expenses   1.50%              10 years  $204  $211

COMPUTERS                                     Management fee                     0    .60%       1 year    $43   $51

                                              12b-1 fee                       None               3 years   $71   $78

                                              Other expenses                     0    .72%       5 years   $100  $108

                                              Total fund operating expenses   1.32%              10 years  $184  $192

CONSTRUCTION AND HOUSING                      Management fee                     0    .60%       1 year    $50   $57

                                              12b-1 fee                       None               3 years   $91   $99

                                              Other expenses                  1.41%              5 years   $135  $143

                                              Total fund operating expenses   2.01%              10 years  $257  $264



CONSUMER INDUSTRIES        Management fee                     0    .61%       1 year    $48   $55

                           12b-1 fee                       None               3 years   $85   $93

                           Other expenses                  1.20%              5 years   $125  $133

                           Total fund operating expenses   1.81%              10 years  $236  $244

CYCLICAL INDUSTRIES        Management fee                  0%                 1 year    $55   $62
                           (after reimbursement)

                           12b-1 fee                       None               3 years   $106  $113

                           Other expenses                  2.50%              5 years   $159  $167
                           (after reimbursement)

                           Total fund operating expenses   2.50%              10 years  $305  $313
                           (after reimbursement)

DEFENSE AND AEROSPACE      Management fee                     0    .60%       1 year    $45   $52

                           12b-1 fee                       None               3 years   $75   $83

                           Other expenses                     0    .88%       5 years   $108  $116

                           Total fund operating expenses   1.48%              10 years  $202  $209

DEVELOPING COMMUNICATIONS  Management fee                     0    .60%       1 year    $45   $52

                           12b-1 fee                       None               3 years   $75   $83

                           Other expenses                     0    .87%       5 years   $108  $115

                           Total fund operating expenses   1.47%              10 years  $200  $208


   * FIGURES ARE BASED ON ESTIMATED EXPENSES.





                           Operating expenses                                                     Account     Account
                                                                                                     open     closed

   ELECTRONICS             Management fee                    0.60%                  1 year           $41          $49

                           12b-1 fee                         None                   3 years          $65          $73

                           Other expenses                    0.54%                  5 years          $91          $98

                           Total fund operating expenses     1.14%                  10 years         $164         $172

   ENERGY                  Management fee                    0.59%                  1 year           $44          $51

                           12b-1 fee                         None                   3 years          $73          $80

                           Other expenses                    0.81%                  5 years          $104         $112

                           Total fund operating expenses  1.40%                  10 years         $193         $200

ENERGY SERVICE          Management fee                       0    .59%           1 year           $41          $49

                        12b-1 fee                         None                   3 years          $66          $73

                        Other expenses                       0    .57%           5 years          $92          $99

                        Total fund operating expenses     1.16%                  10 years         $167         $174

ENVIRONMENTAL SERVICES  Management fee                       0    .60%           1 year           $50          $58

                        12b-1 fee                         None                   3 years          $93          $100

                        Other expenses                    1.47%                  5 years          $138         $146

                        Total fund operating expenses     2.07%                  10 years         $2   6    3  $270

FINANCIAL SERVICES      Management fee                       0    .60%           1 year           $42          $50

                        12b-1 fee                         None                   3 years          $68          $76

                        Other expenses                       0    .64%           5 years          $96          $104

                        Total fund operating expenses     1.24%                  10 years         $175         $183

FOOD AND AGRICULTURE    Management fee                       0    .60%           1 year           $4   3       $51

                        12b-1 fee                         None                   3 years          $72          $79

                        Other expenses                       0    .76%           5 years          $102         $110

                        Total fund operating expenses     1.36%                  10 years         $189         $196

HEALTH CARE             Management fee                       0    .60%           1 year           $41          $49

                        12b-1 fee                         None                   3 years          $66          $73

                        Other expenses                       0    .56%           5 years          $92          $99

                        Total fund operating expenses     1.16%                  10 years         $167         $174

HOME FINANCE            Management fee                       0    .60%           1 year           $41          $49

                        12b-1 fee                         None                   3 years          $66          $73

                        Other expenses                       0    .56%           5 years          $92          $99

                        Total fund operating expenses     1.16%                  10 years         $167         $174






                                                   Operating expenses                            Account   Account
                                                                                                 open      closed
INDUSTRIAL
EQUIPMENT  Management fee                             0    .60%                  1 year           $45          $52

           12b-1 fee                               None                          3 years          $75          $83

           Other expenses                             0    .88%                  5 years          $108         $116

           Total fund operating expenses           1.48%                         10 years         $202         $209

INDUSTRIAL
MATERIALS  Management fee                             0    .60%                  1 year           $48          $55

           12b-1 fee                               None                          3 years          $85          $92

           Other expenses                          1.20%                         5 years          $125         $132

           Total fund operating expenses           1.80%                         10 years         $235         $243

INSURANCE  Management fee                             0    .6   0    %           1 year           $43          $51

           12b-1 fee                               None                          3 years          $72          $79

           Other expenses                             0    .7   6    %           5 years          $102         $110

           Total fund operating expenses           1.36%                         10 years         $189         $196

LEISURE    Management fee                             0    .60%                  1 year           $44          $51

           12b-1 fee                               None                          3 years          $72          $80

           Other expenses                             0    .77%                  5 years          $103         $110

           Total fund operating expenses           1.37%                         10 years         $190         $197

MEDICAL
DELIVERY   Management fee                             0    .60%                  1 year           $44          $52

           12b-1 fee                               None                          3 years          $74          $82

           Other expenses                             0    .84%                  5 years          $106         $114

           Total fund operating expenses           1.44%                         10 years         $197         $205

   MEDICAL
EQUIPMENT
AND
SYSTEMS*   Management fee                             0.60%                         1 year           $50          $57

              12b-1 fee                               None                          3 years          $91          $99

           Other expenses                             1.41    %

           Total fund operating expenses              2.01    %

   MULTI
MEDIA         Management fee                          0.60%                         1 year           $46          $53

              12b-1 fee                               None                          3 years          $78          $86

              Other expenses                          0.98%                         5 years          $113         $121

              Total fund operating expenses           1.58%                         10 years         $212         $220

   NATURAL
GAS           Management fee                          0.59%                         1 year           $45          $53

              12b-1 fee                               None                          3 years          $77          $85

              Other expenses                          0.96%                         5 years          $112         $119

              Total fund operating expenses           1.55%                         10 years         $209         $217

   NATURAL
RESOURCES  Management fee                             0%                            1 year           $55          $62
              (after reimbursement)

              12b-1 fee                               None                          3 years          $106         $113

              Other expenses                          2.50%                         5 years          $159         $167
              (after reimbursement)

              Total fund operating expenses           2.50%                         10 years         $305         $313
              (after reimbursement)


   * FIGURES ARE BASED ON ESTIMATED EXPENSES.



                      Operating expenses                                                             Account  Account
                                                                                                     open     closed

PAPER AND FOREST
PRODUCTS           Management fee                            0    .60%           1 year           $   49       $   57

                   12b-1 fee                              None                   3 years          $   89       $   97

                   Other expenses                         1.34%                  5 years          $   132      $   139

                   Total fund operating expenses          1.94%                  10 years         $   250      $   257

PRECIOUS METALS
AND MINERALS       Management fee                            0    .60%           1 year           $   47       $   54

                   12b-1 fee                              None                   3 years          $   82       $   89

                   Other expenses                         1.09%                  5 years          $   119      $   127

                   Total fund operating expenses          1.69%                  10 years         $   224      $   231

REGIONAL BANKS     Management fee                            0    .60%           1 year           $   42       $   49

                   12b-1 fee                              None                   3 years          $   67       $   74

                   Other expenses                            0    .59%           5 years          $   93       $   101

                   Total fund operating expenses          1.19%                  10 years         $   170      $   177

   RETAILING          Management fee                         0.60%                  1 year           $44          $51

                      12b-1 fee                              None                   3 years          $72          $80

                      Other expenses                         0.77%                  5 years          $103         $110

                      Total fund operating expenses          1.37%                  10 years         $190         $197



SOFTWARE AND COMPUTER SERVICES  Management fee                     0    .60%       1 year    $43   $51

                                12b-1 fee                       None               3 years   $72   $79

                                Other expenses                     0    .76%       5 years   $102  $110

                                Total fund operating expenses   1.36%              10 years  $189  $196

TECHNOLOGY                      Management fee                     0    .60%       1 year    $43   $51

                                12b-1 fee                       None               3 years   $71   $78

                                Other expenses                     0    .72%       5 years   $100  $108

                                Total fund operating expenses   1.32%              10 years  $184  $192

TELECOMMUNICATIONS              Management fee                     0    .60%       1 year    $44   $51

                                12b-1 fee                       None               3 years   $73   $81

                                Other expenses                     0    .81%       5 years   $105  $112

                                Total fund operating expenses   1.41%              10 years  $194  $202

TRANSPORTATION                  Management fee                     0    .59%       1 year    $44   $52

                                12b-1 fee                       None               3 years   $74   $82

                                Other expenses                     0    .85%       5 years   $106  $114

                                Total fund operating expenses   1.44%              10 years  $197  $205

UTILITIES GROWTH                Management fee                     0    .60%       1 year    $43   $50

                                12b-1 fee                       None               3 years   $69   $77

                                Other expenses                     0    .67%       5 years   $98   $105

                                Total fund operating expenses   1.27%              10 years  $179  $186

MONEY MARKET                    Management fee                     0    .21%       1 year    $36   $36

                                12b-1 fee                       None               3 years   $47   $47

                                Other expenses                     0    .35%       5 years   $60   $60

                                Total fund operating expenses      0    .56%       10 years  $98   $98


A portion of the brokerage commissions that a fund pays is used to reduce that fund's expenses. In addition, each fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including these reductions, the
total    fund     operating expenses presented in the preceding tables
would have been:
Air Transportation                       1.46    %

American Gold                            1    .37%

Automotive                               1.46    %

Biotechnology                            1.36    %

Brokerage and Investment Management      1.16    %

Chemicals                                1.49    %

Computers                                1.26    %

Construction and Housing                 1.94    %

Consumer Industries                      1.77    %

Defense and Aerospace                    1.42    %

Developing Communications                1.41    %

Electronics                              1.08    %

Energy                                   1.35    %

Energy Service                           1.13    %

Environmental Services                   2.06    %

Financial Services                       1.22    %

Food and Agriculture                     1.35    %

Health Care                              1.14    %

Home Finance                             1.14    %

Industrial Equipment                     1.41    %

Industrial Materials                     1.76    %

Insurance                                1.34    %

Leisure                                  1.32    %

Medical Delivery                         1.40    %

Multimedia                               1.54    %

Natural Gas                              1.51    %

Natural Resources                        2.48    %

Paper and Forest Products                1.91    %

Precious Metals and Minerals             1.63    %

Regional Banks                           1.18    %

Retailing                                1.29    %

Software and Computer Services           1.34    %

Technology                               1.24    %

Telecommunications                       1.38    %

Transportation                           1.40    %

Utilities Growth                         1.24    %

FMR has voluntarily agreed to reimburse each fund to the extent that
total operating expenses    (excluding interest, taxes, brokerage
commissions and extraordinary expenses)     exceed 2.50% of its
average net assets. If these agreements were not in effect, the
management fee, other expenses and total operating expenses   , as a
percentage of average net assets, would have been 0.59%, 4.14% and
4.73%, respec    tively   , for Cyclical Industries     and    0.60%,
2.81% and 3.41%, respectively, for Natural Resources.
FINANCIAL HIGHLIGHTS
   The financial highlights tables that follow have been audited by Price Waterhouse LLP, independent accountants. The funds' financial highlights, financial statements, and report of the auditor are included in the funds' Annual Report, and are incorporated by reference into (are legally part of) the funds' SAI. Contact Fidelity for a free copy of the Annual Report or the SAI. Business Services and Outsourcing commenced operations on February 4, 1998. Medical Equipment and Systems will commence operations on or about April 28, 1998.

   AIR TRANSPORTATION



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                  1998       1997       1996H     1995       1994      1993C      1992D     1991D    1990D     1989D

NET ASSET VALUE,
BEGINNING OF PERIOD  $ 17.72    $ 21.11    $ 13.93   $ 17.12    $ 13.60   $ 12.64    $ 11.53   $ 11.05  $ 11.77   $ 8.61

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J               (.19)      (.22)      (.01)     (.18)      (.18)     (.09)G     (.13)     (.04)    --        (.02)

 NET REALIZED AND
UNREALIZED GAIN (LOSS) 10.59     (3.12)     7.47      (2.01)     3.78      1.33       1.40      .38      (.16)     3.18

 TOTAL FROM INVESTMENT
OPERATIONS            10.40      (3.34)     7.46      (2.19)     3.60      1.24       1.27      .34      (.16)     3.16

LESS DISTRIBUTIONS

 FROM NET REALIZED
GAIN                  (1.43)     (.07)      (.46)     (.92)      (.22)     (.36)      (.25)     --       (.57)     --

 IN EXCESS OF NET REALIZED
GAIN                  --         (.20)      --        (.17)      (.05)     --         --        --       --        --

 TOTAL DISTRIBUTIONS  (1.43)     (.27)      (.46)     (1.09)     (.27)     (.36)      (.25)     --       (.57)     --

REDEMPTION FEES ADDED
TO PAID IN CAPITAL    .17        .22        .18       .09        .19       .08        .09       .14      .01       --

NET ASSET VALUE, END
OF PERIOD            $ 26.86    $ 17.72    $ 21.11   $ 13.93    $ 17.12   $ 13.60    $ 12.64   $ 11.53  $ 11.05   $ 11.77

TOTAL RETURNF,K       61.10%     (15.06)%   54.91%    (12.45)%   27.94%    10.69%     11.90%    4.34%    (1.54)%   36.70%

NET ASSETS, END OF
PERIOD (000 OMITTED) $ 181,185  $ 35,958   $ 75,359  $ 18,633   $ 11,035  $ 11,868   $ 6,971   $ 4,372  $ 4,688   $ 11,614

RATIO OF EXPENSES TO
AVERAGE NET ASSETS   1.93%      1.89%      1.47%     2.50%E     2.33%     2.48%A,E   2.51%E    2.48%E   2.55%E    2.52%E

RATIO OF EXPENSES TO
AVERAGE NET ASSETS   1.87%B     1.80%B     1.41%B    2.50%      2.31%B    2.48%A     2.51%     2.48%    2.55%     2.52%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)         (.84)%     (1.10)%    (.07)%    (1.31)%    (1.11)%   (.90)%A    (1.04)%   (.34)%   (.03)%    (.18)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                  294%       469%       504%      200%       171%      96%A       261%      106%     143%      115%

AVERAGE COMMISSION
RATEI                $ .0270    $ .0409


AMERICAN GOLD



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28            1998       1997       1996H      1995       1994       1993C      1992D      1991D      1990D      1989D

NET ASSET VALUE, BEGINNING OF
PERIOD       $ 28.21    $ 27.11    $ 18.44    $ 22.66    $ 14.15    $ 11.94    $ 13.08    $ 15.22    $ 14.36    $ 15.82

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J        (.13)      (.16)      (.06)      (.05)      (.11)      (.05)      (.06)      (.04)      (.06)      (.09)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)         (11.78)    1.60       8.62       (4.25)     8.44       2.16       (1.17)     (2.23)     .85        (1.37)

 TOTAL FROM INVESTMENT
OPERATIONS     (11.91)    1.44       8.56       (4.30)     8.33       2.11       (1.23)     (2.27)     .79        (1.46)

LESS DISTRIBUTIONS

 FROM NET REALIZED
GAIN           (1.29)     (.50)      --         --         --         --         --         --         --         --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL        .16        .16        .11        .08        .18        .10        .09        .13        .07        --

NET ASSET VALUE, END OF
PERIOD        $ 15.17    $ 28.21    $ 27.11    $ 18.44    $ 22.66    $ 14.15    $ 11.94    $ 13.08    $ 15.22    $ 14.36

TOTAL
RETURNF,K      (43.15)%   6.10%      47.02%     (18.62)%   60.14%     18.51%     (8.72)%    (14.06)%   5.99%      (9.23)%

NET ASSETS, END OF PERIOD (000
OMITTED)      $ 219,668  $ 428,103  $ 451,493  $ 278,197  $ 347,406  $ 168,033  $ 130,407  $ 164,137  $ 195,322  $ 175,059

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.55%      1.44%      1.39%      1.41%      1.50%      1.59%A     1.75%      1.75%      1.85%      2.03%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.48%B     1.42%B     1.39%      1.41%      1.49%B     1.59%A     1.75%      1.75%      1.85%      2.03%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)         (.67)%     (.59)%     (.27)%     (.22)%     (.51)%     (.44)%A    (.47)%     (.29)%     (.38)%     (.61)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE           89%        63%        56%        34%        39%        30%A       40%        38%        68%        56%

AVERAGE COMMISSION
RATEI         $ .0193    $ .0270


A ANNUALIZED
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.01 PER SHARE.
H FOR THE YEAR ENDED FEBRUARY 29
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
J NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
AUTOMOTIVE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                    1998      1997      1996J     1995       1994       1993C      1992D      1991D    1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                $ 25.38   $ 21.85   $ 19.84   $ 25.48    $ 20.69    $ 18.65    $ 12.58    $ 12.17  $ 12.86   $ 11.79

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOME L               .05       .13       .03       .08        .05        .13        .06        .25      .23       .15

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                5.21      4.28      1.95      (3.46)     6.00       2.26       6.55       .29      (.52)     .92

 TOTAL FROM INVESTMENT
OPERATIONS             5.26      4.41      1.98      (3.38)     6.05       2.39       6.61       .54      (.29)     1.07

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                 (.08)     (.17)     --        (.05)      (.05)      (.06)      --         (.18)    (.41)     --

 FROM NET REALIZED
GAIN                  (3.09)    (.75)     --        (2.26)     (1.26)     (.36)      (.70)      --       --        --

 TOTAL DISTRIBUTIONS  (3.17)    (.92)     --        (2.31)     (1.31)     (.42)      (.70)      (.18)    (.41)     --

REDEMPTION FEES ADDED
TO PAID IN CAPITAL    .03       .04       .03       .05        .05        .07        .16        .05      .01       --

NET ASSET VALUE, END
OF PERIOD             $ 27.50   $ 25.38   $ 21.85   $ 19.84    $ 25.48    $ 20.69    $ 18.65    $ 12.58  $ 12.17   $ 12.86

TOTAL RETURNF,G       22.78%    20.60%    10.13%    (12.59)%   30.45%     13.42%     56.27%     4.81%    (2.07)%   9.08%

NET ASSETS, END OF
PERIOD (000 OMITTED)  $ 32,489  $ 86,347  $ 55,753  $ 60,075   $ 228,698  $ 110,360  $ 178,445  $ 974    $ 1,213   $ 1,428

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.60%     1.56%     1.81%     1.82%      1.69%      1.57%A     2.48%      2.25%E   2.42%E    2.63%E

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.56%B    1.52%B    1.80%B    1.80%B     1.68%B     1.57%A     2.48%      2.25%    2.42%     2.63%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME                .17%      .54%      .13%      .34%       .22%       .72%A      .36%       2.06%    1.84%     1.22%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                  153%      175%      61%       63%        64%        140%A      29%        219%     121%      149%

AVERAGE COMMISSION
RATEK                $ .0424   $ .0495


BIOTECHNOLOGY



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28            1998       1997       1996J        1995       1994       1993C      1992D      1991D      1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD        $ 34.24    $ 36.60    $ 25.30      $ 27.61    $ 22.60    $ 27.61    $ 26.78    $ 15.28    $ 11.90   $ 10.31

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)L       (.27)      (.20)      .11          (.06)      (.18)      (.08)      (.11)      .05I       (.04)H    (.04)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)         5.20       1.89       11.21        (2.26)     5.15       (1.09)     3.36       11.80      3.60      1.63

 TOTAL FROM INVESTMENT
OPERATIONS     4.93       1.69       11.32        (2.32)     4.97       (1.17)     3.25       11.85      3.56      1.59

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME         --         (.03)      (.07)        --         --         --         --         --         --        --

 IN EXCESS OF NET INVESTMENT
INCOME         --         --         --           --         --         --         (.02)      --         --        --

 FROM NET REALIZED
GAIN           (4.71)     (4.06)     --           --         --         (3.89)     (2.52)     (.67)      (.24)     --

 TOTAL
DISTRIBUTIONS  (4.71)     (4.09)     (.07)        --         --         (3.89)     (2.54)     (.67)      (.24)     --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL        .06        .04        .05          .01        .04        .05        .12        .32        .06       --

NET ASSET VALUE, END OF
PERIOD        $ 34.52    $ 34.24    $ 36.60      $ 25.30    $ 27.61    $ 22.60    $ 27.61    $ 26.78    $ 15.28   $ 11.90

TOTAL
RETURNF,G     16.11%     5.85%      44.97%       (8.37)%    22.17%     (5.92)%    12.36%     81.43%     30.53%    15.42%

NET ASSETS, END OF PERIOD (000
OMITTED)      $ 579,542  $ 674,902  $ 1,096,864  $ 448,197  $ 481,146  $ 507,993  $ 679,877  $ 482,271  $ 70,994  $ 46,946

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.49%      1.57%      1.44%E       1.59%      1.62%      1.50%A     1.50%      1.63%      2.07%     2.21%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.47%B     1.56%B     1.43%B       1.59%      1.61%B     1.50%A     1.50%      1.63%      2.07%     2.21%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)         (.81)%     (.59)%     .35%         (.27)%     (.69)%     (.37)%A    (.34)%     .24%       (.31)%    (.43)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE           162%       41%        67%          77%        51%        79%A       160%       166%       290%      80%

AVERAGE COMMISSION
RATEK         $ .0454    $ .0376


A ANNUALIZED
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
I INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
J FOR THE YEAR ENDED FEBRUARY 29
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
BROKERAGE AND INVESTMENT MANAGEMENT



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                    1998       1997       1996G     1995       1994      1993E     1992F     1991F     1990F     1989F

NET ASSET VALUE, BEGINNING OF
PERIOD                $ 25.76    $ 18.49    $ 15.51   $ 17.75    $ 14.22   $ 11.48   $ 9.28    $ 7.97    $ 8.39    $ 7.14

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)D                .16        .08        .09       (.03)      (.02)     --        .02       .08       .08       .09

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                 14.46      7.80       4.29      (2.25)     4.95      2.65      1.96      1.15      (.35)     1.25

 TOTAL FROM INVESTMENT
OPERATIONS             14.62      7.88       4.38      (2.28)     4.93      2.65      1.98      1.23      (.27)     1.34

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                 (.09)      (.06)      (.04)     --         (.01)     --        (.01)     (.09)     (.16)     (.09)

 FROM NET REALIZED
GAIN                   (.61)      (.65)      (1.09)    --         (1.47)    --        --        --        --        --

 IN EXCESS OF NET REALIZED
GAIN                   --         --         (.35)     --         --        --        --        --        --        --

 TOTAL DISTRIBUTIONS   (.70)      (.71)      (1.48)    --         (1.48)    --        (.01)     (.09)     (.16)     (.09)

REDEMPTION FEES ADDED
TO PAID IN CAPITAL     .10        .10        .08       .04        .08       .09       .23       .17       .01       --

NET ASSET VALUE, END
OF PERIOD             $ 39.78    $ 25.76    $ 18.49   $ 15.51    $ 17.75   $ 14.22   $ 11.48   $ 9.28    $ 7.97    $ 8.39

TOTAL RETURNB,C       57.56%     44.27%     29.85%    (12.62)%   35.87%    23.87%    23.84%    17.90%    (3.23)%   18.93%

NET ASSETS, END OF
PERIOD (000 OMITTED)  $ 676,067  $ 458,787  $ 38,382  $ 27,346   $ 59,810  $ 24,687  $ 17,915  $ 11,285  $ 2,298   $ 4,340

RATIO OF EXPENSES TO
AVERAGE NET ASSETS    1.33%      1.94%      1.64%I    2.54%I     1.79%     2.21%A    2.17%     2.50%I    2.50%I    2.54%I

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.29%J     1.93%J     1.61%J    2.54%      1.77%J    2.21%A    2.17%     2.50%     2.50%     2.54%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)          .49%       .37%       .50%      (.20)%     (.14)%    .02%A     .16%      .94%      .91%      1.18%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                   100%       16%        166%      139%       295%      111%A     254%      62%       142%      185%

AVERAGE COMMISSION
RATEK                 $ .0460    $ .0392


BUSINESS SERVICES AND OUTSOURCING

SELECTED PER-SHARE DATA AND RATIOS

YEAR ENDED FEBRUARY 28                                        1998H

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)D                                 --

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       .89

 TOTAL FROM INVESTMENT OPERATIONS                              .89

NET ASSET VALUE, END OF PERIOD                                $ 10.89

TOTAL RETURNB,C                                                8.90%

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 15,915

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        2.50%A,I

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    (.49)%A

PORTFOLIO TURNOVER RATE                                        36%A

AVERAGE COMMISSION RATEK                                      $ .0153


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
F FOR THE YEARS ENDED APRIL 30
G FOR THE YEAR ENDED FEBRUARY 29
H FOR THE PERIOD FEBRUARY 4, 1998 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1998
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
CHEMICALS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                     1998      1997       1996J     1995      1994      1993C     1992E     1991E     1990E     1989E

NET ASSET VALUE, BEGINNING OF
PERIOD                 $ 42.53   $ 39.53    $ 33.91   $ 31.66   $ 28.62   $ 32.81   $ 26.25   $ 22.70   $ 23.77   $ 20.67

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)F                (.02)     .28        .01       .36       .29       .30       .12       .28       .41       .28

 NET REALIZED AND
UNREALIZED GAIN (LOSS)  7.88      5.49       8.89      2.65      5.97      (.84)     7.27      3.94      (.21)     2.82

 TOTAL FROM INVESTMENT
OPERATIONS              7.86      5.77       8.90      3.01      6.26      (.54)     7.39      4.22      .20       3.10

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME
(LOSS)F                 --        (.12)      (.08)     (.22)     (.23)     (.31)     (.18)     (.10)     (.16)     --

 FROM NET REALIZED
GAIN                   (4.54)N   (2.74)     (3.22)    (.60)     (3.05)    (3.36)    (.71)     (.60)     (1.13)    --

 TOTAL DISTRIBUTIONS   (4.54)    (2.86)     (3.30)    (.82)     (3.28)    (3.67)    (.89)     (.70)     (1.29)    --

REDEMPTION FEES ADDED
TO PAID IN CAPITAL      .05       .09        .02       .06       .06       .02       .06       .03       .02       --

NET ASSET VALUE, END OF
PERIOD                 $ 45.90   $ 42.53    $ 39.53   $ 33.91   $ 31.66   $ 28.62   $ 32.81   $ 26.25   $ 22.70   $ 23.77

TOTAL RETURNA,B         19.47%    15.06%     27.48%    9.90%     23.63%    (1.61)%   29.07%    18.99%    .71%      15.00%

NET ASSETS, END OF
PERIOD (000 OMITTED)   $ 69,349  $ 111,409  $ 89,230  $ 97,511  $ 62,217  $ 28,796  $ 39,566  $ 20,396  $ 21,150  $ 44,914

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.68%     1.83%      1.99%     1.52%     1.93%     1.89%K    2.16%     2.50%D    2.37%     2.24%

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.67%G    1.81%G     1.97%G    1.51%G    1.93%     1.89%K    2.16%     2.50%     2.37%     2.24%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)         (.05)%    .67%       .04%      1.07%     .97%      1.21%K    .40%      1.21%     1.65%     1.27%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                   31%       207%       87%       106%      81%       214%K     87%       87%       99%       117%

AVERAGE COMMISSION
RATEI                 $ .0399   $ .0458


COMPUTERS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                 1998       1997       1996J      1995       1994       1993C     1992E     1991E     1990E     1989E

NET ASSET VALUE, BEGINNING OF
PERIOD             $ 48.25    $ 41.03    $ 30.67    $ 27.02    $ 20.15    $ 17.63   $ 16.60   $ 12.68   $ 11.60   $ 11.86

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)F             (.32)      (.36)      (.23)      (.31)      (.21)H     (.15)     (.03)M    .42L      (.11)     (.13)

 NET REALIZED AND UNREALIZED
GAIN(LOSS)          6.42       9.94       16.10      3.68       8.66       2.44      1.18      3.21      .98       (.13)

 TOTAL FROM INVESTMENT
OPERATIONS          6.10       9.58       15.87      3.37       8.45       2.29      1.15      3.63      .87       (.26)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME              --         --         --         --         --         --        --        (.12)     --        --

 IN EXCESS OF NET INVESTMENT
INCOME              --         --         --         --         --         --        (.27)     --        --        --

 FROM NET REALIZED
GAIN               (10.64)    (2.47)     (5.61)     --         (1.80)     --        (.22)     --        --        --

 IN EXCESS OF NET REALIZED
GAIN               (2.75)     --         --         --         --         --        --        --        --        --

 TOTAL
DISTRIBUTIONS      (13.39)    (2.47)     (5.61)     --         (1.80)     --        (.49)     (.12)     --        --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL             .12        .11        .10        .28        .22        .23       .37       .41       .21       --

NET ASSET VALUE, END OF
PERIOD             $ 41.08    $ 48.25    $ 41.03    $ 30.67    $ 27.02    $ 20.15   $ 17.63   $ 16.60   $ 12.68   $ 11.60

TOTAL RETURNA,B     20.33%     23.97%     52.79%     13.51%     45.06%     14.29%    9.36%     32.11%    9.31%     (2.19)%

NET ASSETS, END OF PERIOD (000
OMITTED)           $ 785,465  $ 604,286  $ 527,337  $ 215,014  $ 120,435  $ 47,596  $ 32,810  $ 29,455  $ 27,561  $ 15,730

RATIO OF EXPENSES TO AVERAGE NET
ASSETS              1.40%      1.48%      1.40%      1.71%      1.90%      1.81%K    2.17%     2.26%     2.64%D    2.56%D

RATIO OF EXPENSES TO AVERAGE NET
ASSETS              1.34%G     1.44%G     1.38%G     1.69%G     1.89%G     1.81%K    2.17%     2.26%     2.64%     2.56%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)              (.67)%     (.83)%     (.56)%     (1.12)%    (.91)%     (.98)%K   (.18)%    2.94%     (.94)%    (1.18)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                333%       255%       129%       189%       145%       254%K     568%      695%      596%      466%

AVERAGE COMMISSION
RATEI              $ .0444    $ .0432


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE YEARS ENDED APRIL 30
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.07 PER SHARE.
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
J FOR THE YEAR ENDED FEBRUARY 29
K ANNUALIZED
L INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.08 AND $.36 PER SHARE RELATING TO A NONRECURRING INITIATIVE TO INVEST IN DIVIDEND INCOME PRODUCING SECURITIES WHICH WAS IN EFFECT FOR A PORTION OF 1991.
M INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.22 PER SHARE RELATING TO A NONRECURRING INITIATIVE TO INVEST IN DIVIDEND INCOME PRODUCING SECURITIES WHICH WAS IN EFFECT FOR A PORTION OF 1992.
N THE AMOUNT SHOWN REFLECTS CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
CONSTRUCTION AND HOUSING



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                        1998      1997      1996J     1995       1994      1993C     1992D     1991D    1990D    1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                    $ 22.00   $ 19.56   $ 16.79   $ 19.82    $ 15.74   $ 13.84   $ 11.76   $ 11.66  $ 13.01  $ 11.25

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)L                    (.25)     .06       .07       (.02)      .01       .02       (.06)     .01      --       .14

 NET REALIZED AND
UNREALIZED GAIN (LOSS)     7.67      3.38      3.55      (2.50)     4.26      1.87      2.93      1.45     .34      1.95

 TOTAL FROM INVESTMENT
OPERATIONS                 7.42      3.44      3.62      (2.52)     4.27      1.89      2.87      1.46     .34      2.09

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                     (.02)     (.02)     (.07)     --         --        --        --        (.16)    (.08)    (.06)

 FROM NET REALIZED GAIN    (3.87)    (1.03)    (.81)     (.52)      (.22)     (.01)     (.88)     (1.27)   (1.62)   (.27)

 TOTAL DISTRIBUTIONS       (3.89)    (1.05)    (.88)     (.52)      (.22)     (.01)     (.88)     (1.43)   (1.70)   (.33)

REDEMPTION FEES ADDED TO
PAID IN CAPITAL            .10       .05       .03       .01        .03       .02       .09       .07      .01      --

NET ASSET VALUE, END OF
PERIOD                    $ 25.63   $ 22.00   $ 19.56   $ 16.79    $ 19.82   $ 15.74   $ 13.84   $ 11.76  $ 11.66  $ 13.01

TOTAL RETURNF, G          40.04%    18.64%    21.77%    (12.54)%   27.45%    13.81%    26.96%    13.46%   2.39%    19.01%

NET ASSETS, END OF PERIOD
(000 OMITTED)             $ 57,484  $ 30,581  $ 42,668  $ 16,863   $ 80,999  $ 31,111  $ 26,687  $ 4,070  $ 1,217  $ 1,335

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        2.50%E    1.41%     1.43%     1.76%      1.67%     2.02%A    2.50%     2.48%E   2.41%E   2.56%E

RATIO OF EXPENSES TO
AVERAGE NET ASSETS         2.43%I    1.35%I    1.40%I    1.74%I     1.66%I    2.02%A    2.50%     2.48%    2.41%    2.56%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)              (1.10)%   .27%      .39%      (.11)%     .03%      .20%A     (.49)%    .08%     (.03)%   1.16%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE    404%      270%      139%      45%        35%       60%A      183%      137%     185%     225%

AVERAGE COMMISSION RATEK  $ .0342   $ .0410


CONSUMER INDUSTRIES



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY 28                    1998      1997      1996J     1995      1994      1993C      1992D    1991B

NET ASSET VALUE, BEGINNING OF PERIOD      $ 20.66   $ 17.84   $ 13.91   $ 15.24   $ 12.97   $ 13.81    $ 11.22  $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)L            (.22)     (.22)     .08       (.15)     (.20)     (.09)      (.07)    .05H

 NET REALIZED AND UNREALIZED GAIN (LOSS)   8.34      2.93      3.97      (.60)     3.84      .20        2.86     1.18

 TOTAL FROM INVESTMENT OPERATIONS          8.12      2.71      4.05      (.75)     3.64      .11        2.79     1.23

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                 --        --        (.02)     --        --        --         --       (.06)

 FROM NET REALIZED GAIN                     (1.52)    --        (.01)     (.60)     (1.40)    (.97)      (.22)    --

 IN EXCESS OF NET REALIZED GAIN             --        --        (.20)     --        --        --         --       --

 TOTAL DISTRIBUTIONS                        (1.52)    --        (.23)     (.60)     (1.40)    (.97)      (.22)    (.06)

REDEMPTION FEES ADDED TO PAID IN CAPITAL    .05       .11       .11       .02       .03       .02        .02      .05

NET ASSET VALUE, END OF PERIOD             $ 27.31   $ 20.66   $ 17.84   $ 13.91   $ 15.24   $ 12.97    $ 13.81  $ 11.22

TOTAL RETURNF,G                             40.36%    15.81%    30.01%    (4.59)%   28.43%    .98%       25.27%   12.89%

NET ASSETS, END OF PERIOD (000 OMITTED)    $ 72,152  $ 18,392  $ 22,362  $ 20,501  $ 8,374   $ 7,005    $ 7,553  $ 1,877

RATIO OF EXPENSES TO AVERAGE NET ASSETS    2.01%     2.49%     1.53%E    2.49%E    2.48%E    2.47%A,E   2.48%E   2.43%A,E

RATIO OF EXPENSES TO AVERAGE NET ASSETS
AFTER EXPENSE REDUCTIONS                    1.97%I    2.44%I    1.48%I    2.49%     2.48%     2.47%A     2.48%    2.43%A

RATIO OF NET INVESTMENT INCOME (LOSS) TO
AVERAGE NET ASSETS                          (.90)%    (1.13)%   .46%      (1.08)%   (1.34)%   (.80)%A    (.56)%   .62%A

PORTFOLIO TURNOVER RATE                     199%      340%      601%      190%      169%      215%A      140%     108%A

AVERAGE COMMISSION RATEK                   $ .0273   $ .0355


A ANNUALIZED
B FROM JUNE 29, 1990 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1991
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
I FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
J FOR THE YEAR ENDED FEBRUARY 29
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
CYCLICAL INDUSTRIES

SELECTED PER-SHARE DATA AND RATIOS

YEAR ENDED FEBRUARY 28                                        1998G

NET ASSET VALUE, BEGINNING OF PERIOD                          $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)B                                 (.11)

 NET REALIZED AND UNREALIZED GAIN (LOSS)                       2.59

 TOTAL FROM INVESTMENT OPERATIONS                              2.48

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                        (.46)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                       .05

NET ASSET VALUE, END OF PERIOD                                $ 12.07

TOTAL RETURNH,I                                                25.77%

NET ASSETS, END OF PERIOD (000 OMITTED)                       $ 3,965

RATIO OF EXPENSES TO AVERAGE NET ASSETS                        2.50%A,E

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS    (.93)%A

PORTFOLIO TURNOVER RATE                                        140%A

AVERAGE COMMISSION RATEK                                      $ .0220


DEFENSE AND AEROSPACE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                        1998       1997      1996F     1995     1994      1993C      1992D    1991D    1990D     1989D

NET ASSET VALUE, BEGINNING
OF PERIOD                 $ 28.94    $ 26.97   $ 19.64   $ 19.14  $ 15.08   $ 14.37    $ 13.72  $ 11.90  $ 12.42   $ 12.16

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)B                    (.29)      (.11)     (.05)     (.06)    .07       (.02)      (.01)    .10      .04       (.05)

 NET REALIZED AND
UNREALIZED GAIN (LOSS)     11.84      4.18      9.09      .70      4.57      .69        .67      1.72     (.56)     .31

 TOTAL FROM INVESTMENT
OPERATIONS                 11.55      4.07      9.04      .64      4.64      .67        .66      1.82     (.52)     .26

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                     --         --        --        --       (.10)     --         (.04)    (.12)    --        --

 IN EXCESS OF NET
INVESTMENT INCOME          --         --        --        --       --        --         (.02)    --       --        --

 FROM NET REALIZED GAIN    (3.04)     (2.17)    (1.82)    (.27)    (.62)     --         --       --       --        --

 TOTAL DISTRIBUTIONS       (3.04)     (2.17)    (1.82)    (.27)    (.72)     --         (.06)    (.12)    --        --

REDEMPTION FEES ADDED TO
PAID IN CAPITAL            .12        .07       .11       .13      .14       .04        .05      .12      --        --

NET ASSET VALUE, END OF
PERIOD                    $ 37.57    $ 28.94   $ 26.97   $ 19.64  $ 19.14   $ 15.08    $ 14.37  $ 13.72  $ 11.90   $ 12.42

TOTAL RETURNH,I            42.68%     15.87%    47.40%    4.13%    32.04%    4.94%      5.18%    16.42%   (4.19)%   2.14%

NET ASSETS, END OF PERIOD
(000 OMITTED)             $ 101,805  $ 68,803  $ 26,648  $ 4,985  $ 11,136  $ 1,463    $ 1,280  $ 3,070  $ 1,599   $ 1,759

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        1.77%      1.84%     1.77%E    2.49%E   2.53%E    2.48%A,E   2.46%E   2.49%E   2.43%E    2.53%E

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        1.71%J     1.81%J    1.75%J    2.49%    2.53%     2.48%A     2.46%    2.49%    2.43%     2.53%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)              (.85)%     (.39)%    (.20)%    (.32)%   .40%      (.14)%A    (.10)%   .78%     .34%      (.39)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE    311%       219%      267%      146%     324%      87%A       32%      162%     96%       62%

AVERAGE COMMISSION RATEK  $ .0320    $ .0335


A ANNUALIZED
B NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F FOR THE YEAR ENDED FEBRUARY 29
G FROM MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28, 1998 H TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
I THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
DEVELOPING COMMUNICATIONS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY 28               1998       1997       1996C      1995       1994       1993D     1992E     1991B

NET ASSET VALUE, BEGINNING OF PERIOD  $ 19.68    $ 19.42    $ 20.40    $ 19.65    $ 16.44    $ 13.54   $ 11.95   $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)I         (.18)      (.18)      (.17)      (.16)      (.16)      (.07)     (.08)J    (.10)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                                 4.95       .42        4.17       2.55       4.82       2.98      2.42      1.86

 TOTAL FROM INVESTMENT OPERATIONS      4.77       .24        4.00       2.39       4.66       2.91      2.34      1.76

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                (4.35)     --         (5.00)     (1.67)     (1.47)     (.03)     (.79)     --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL                                .04        .02        .02        .03        .02        .02       .04       .19

NET ASSET VALUE, END OF PERIOD        $ 20.14    $ 19.68    $ 19.42    $ 20.40    $ 19.65    $ 16.44   $ 13.54   $ 11.95

TOTAL RETURNG,H                        28.17%     1.34%      21.84%     13.63%     30.24%     21.66%    21.41%    19.50%

NET ASSETS, END OF PERIOD (000
OMITTED)                              $ 238,356  $ 220,360  $ 333,185  $ 254,426  $ 222,109  $ 83,383  $ 39,261  $ 7,745

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                                 1.61%      1.64%      1.53%      1.58%      1.56%      1.88%A    2.50%     2.50%A,K

RATIO OF EXPENSES TO AVERAGE NET
ASSETS AFTER EXPENSE REDUCTIONS        1.55%F     1.62%F     1.51%F     1.56%F     1.56%      1.88%A    2.50%     2.50%A

RATIO OF NET INVESTMENT INCOME (LOSS)
TO AVERAGE NET ASSETS                  (.82)%     (.86)%     (.78)%     (.83)%     (.88)%     (.59)%A   (.61)%    (1.23)%A

PORTFOLIO TURNOVER RATE                383%       202%       249%       266%       280%       77%A      25%       469%A

AVERAGE COMMISSION RATEL              $ .0437    $ .0346


ELECTRONICS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28          1998         1997         1996C        1995       1994       1993D     1992E     1991E     1990E     1989E

NET ASSET VALUE, BEGINNING OF
PERIOD       $ 37.95      $ 28.18      $ 19.80      $ 17.67    $ 14.28    $ 11.81   $ 10.75   $ 9.11    $ 7.32    $ 7.86

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)I      (.17)        (.17)        (.08)        (.18)      (.09)      (.05)     (.12)     (.04)     --        (.11)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)        7.32         9.80         13.51        2.11       6.09       2.33      1.00      1.53      1.62      (.43)

 TOTAL FROM INVESTMENT
OPERATIONS    7.15         9.63         13.43        1.93       6.00       2.28      .88       1.49      1.62      (.54)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME        --           --           --           --         --         --        --        (.01)     --        --

 FROM NET REALIZED
GAIN         (7.60)       --           (5.25)       --         (2.75)     --        --        --        --        --

 IN EXCESS OF NET REALIZED
GAIN         (2.60)       --           --           --         --         --        --        --        --        --

 TOTAL
DISTRIBUTIONS (10.20)      --           (5.25)       --         (2.75)     --        --        (.01)     --        --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL       .09          .14          .20          .20        .14        .19       .18       .16       .17       --

NET ASSET VALUE, END OF
PERIOD       $ 34.99      $ 37.95      $ 28.18      $ 19.80    $ 17.67    $ 14.28   $ 11.81   $ 10.75   $ 9.11    $ 7.32

TOTAL
RETURNG,H     24.15%       34.67%       72.75%       12.05%     46.24%     20.91%    9.86%     18.15%    24.45%    (6.87)%

NET ASSETS, END OF PERIOD (000
OMITTED)    $ 2,668,750  $ 1,744,017  $ 1,133,362  $ 216,433  $ 110,993  $ 48,027  $ 34,222  $ 18,178  $ 26,141  $ 8,667

RATIO OF EXPENSES TO AVERAGE NET
ASSETS     1.18%        1.33%        1.25%        1.72%      1.67%      1.69%A    2.16%     2.26%     2.57%K    2.79%K

RATIO OF EXPENSES TO AVERAGE NET
ASSETS     1.12%F       1.29%F       1.22%F       1.71%F     1.67%      1.69%A    2.16%     2.26%     2.57%     2.79%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)       (.42)%       (.54)%       (.28)%       (.98)%     (.52)%     (.50)%A   (1.07)%   (.45)%    (.02)%    (1.51)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE          435%         341%         366%         205%       163%       293%A     299%      268%      378%      697%

AVERAGE COMMISSION
RATEL        $ .0442      $ .0421


A ANNUALIZED
B FROM JUNE 29, 1990 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1991
C FOR THE YEAR ENDED FEBRUARY 29
D FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
E FOR THE YEARS ENDED APRIL 30
F FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
G TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
I NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE.
K FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIOS WOULD HAVE BEEN HIGHER.
L FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
ENERGY



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                1998       1997       1996H      1995      1994       1993C      1992D     1991D     1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD           $ 21.31    $ 18.97    $ 16.10    $ 16.73   $ 15.84    $ 14.70    $ 15.43   $ 16.64   $ 14.40   $ 13.15

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J           .11        .13        .18        .07       .06        .23        .17       .16       .27       .32

 NET REALIZED AND UNREALIZED GAIN
(LOSS)              3.93       3.59       3.13       (.11)     1.35       1.16       (.75)     .15       2.23      1.25

 TOTAL FROM INVESTMENT
OPERATIONS          4.04       3.72       3.31       (.04)     1.41       1.39       (.58)     .31       2.50      1.57

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME (LOSS)       (.09)      (.13)      (.11)      (.08)     (.03)      (.27)      (.16)     (.15)     (.07)     (.32)

 FROM NET REALIZED
GAIN                (4.09)     (1.31)     (.36)      (.54)     (.57)      --         (.02)     (1.43)    (.22)     --

 TOTAL
DISTRIBUTIONS       (4.18)     (1.44)     (.47)      (.62)     (.60)      (.27)      (.18)     (1.58)    (.29)     (.32)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL             .03        .06        .03        .03       .08        .02        .03       .06       .03       --

NET ASSET VALUE, END OF
PERIOD             $ 21.20    $ 21.31    $ 18.97    $ 16.10   $ 16.73    $ 15.84    $ 14.70   $ 15.43   $ 16.64   $ 14.40

TOTAL RETURNF,G    20.40%     20.35%     20.92%     .04%      9.69%      9.81%      (3.55)%   2.26%     17.52%    12.37%

NET ASSETS, END OF PERIOD (000
OMITTED)           $ 147,023  $ 203,265  $ 119,676  $ 96,023  $ 145,490  $ 179,133  $ 77,334  $ 92,611  $ 83,912  $ 80,225

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.58%      1.57%      1.63%      1.85%     1.67%      1.71%A     1.78%     1.79%     1.94%     1.77%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.53%B     1.55%B     1.63%      1.85%     1.66%B     1.71%A     1.78%     1.79%     1.94%     1.77%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME              .47%       .62%       1.04%      .42%      .37%       1.88%A     1.16%     .99%      1.69%     2.48%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                115%       87%        97%        106%      157%       72%A       81%       61%       74%       168%

AVERAGE COMMISSION
RATEK              $ .0142    $ .0399


ENERGY SERVICE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                 1998       1997       1996H      1995      1994      1993C     1992D      1991D     1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD             $ 20.46    $ 16.09    $ 11.97    $ 11.66   $ 11.01   $ 9.43    $ 12.51    $ 12.19   $ 8.99    $ 9.22

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J              (.10)      (.01)      .08I       .02       .03       .01       (.12)      --        (.05)     (.04)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)               9.36       5.05       4.49       .67       .51       1.47      (3.11)     .15       3.17      (.19)

 TOTAL FROM INVESTMENT
OPERATIONS           9.26       5.04       4.57       .69       .54       1.48      (3.23)     .15       3.12      (.23)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME               --         --         (.04)      (.01)     (.05)     --        --         (.02)     --        --

 IN EXCESS OF NET INVESTMENT
INCOME               --         --         --         (.01)     --        --        --         --        --        --

 FROM NET REALIZED
GAIN                 (1.85)     (.79)L     (.48)      (.35)     --        --        --         --        --        --

 IN EXCESS OF NET REALIZED
GAIN                 --         --         --         (.13)     --        --        --         --        --        --

 TOTAL DISTRIBUTIONS (1.85)     (.79)      (.52)      (.50)     (.05)     --        --         (.02)     --        --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL              .15        .12        .07        .12       .16       .10       .15        .19       .08       --

NET ASSET VALUE, END OF
PERIOD              $ 28.02    $ 20.46    $ 16.09    $ 11.97   $ 11.66   $ 11.01   $ 9.43     $ 12.51   $ 12.19   $ 8.99

TOTAL RETURNF,G      48.43%     32.26%     39.15%     7.60%     6.36%     16.76%    (24.62)%   2.80%     35.60%    (2.49)%

NET ASSETS, END OF PERIOD (000
OMITTED)            $ 919,002  $ 439,504  $ 273,805  $ 63,794  $ 40,857  $ 85,234  $ 41,322   $ 73,398  $ 61,821  $ 44,003

RATIO OF EXPENSES TO AVERAGE NET
ASSETS               1.25%      1.47%      1.59%      1.81%     1.66%     1.76%A    2.07%      1.82%     2.29%     2.53%E

RATIO OF EXPENSES TO AVERAGE NET
ASSETS               1.22%B     1.45%B     1.58%B     1.79%B    1.65%B    1.76%A    2.07%      1.82%     2.29%     2.53%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)               (.35)%     (.07)%     .60%       .19%      .23%      .13%A     (1.13)%    (.02)%    (.42)%    (.45)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                 78%        167%       223%       209%      137%      236%A     89%        62%       128%      78%

AVERAGE COMMISSION
RATEK               $ .0395    $ .0374


A ANNUALIZED
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H FOR THE YEAR ENDED FEBRUARY 29
I INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
J NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
ENVIRONMENTAL SERVICES



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY 28        1998      1997      1996H     1995       1994      1993I     1992G     1991G      1990F

NET ASSET VALUE, BEGINNING OF
PERIOD                         $ 14.50   $ 12.42   $ 10.27   $ 11.93    $ 11.36   $ 11.39   $ 12.95   $ 11.41    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)D                         (.13)     (.08)     (.17)     (.14)      (.11)     (.06)     (.09)     (.04)      .02

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                         2.07      2.04E     2.95      (1.53)     .67       .42       (1.06)    1.55       1.38

 TOTAL FROM INVESTMENT
OPERATIONS                     1.94      1.96      2.78      (1.67)     .56       .36       (1.15)    1.51       1.40

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME    --        --        --        --         --        --        --        --         (.01)

 FROM NET REALIZED GAIN        --        --        (.65)     --         --        (.39)     (.42)     --         --

 IN EXCESS OF NET REALIZED
GAIN                           --        (.02)     --        --         --        --        --        --         --

 TOTAL DISTRIBUTIONS           --        (.02)     (.65)     --         --        (.39)     (.42)     --         (.01)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL                        .02       .14       .02       .01        .01       --        .01       .03        .02

NET ASSET VALUE, END OF PERIOD $ 16.46   $ 14.50   $ 12.42   $ 10.27    $ 11.93   $ 11.36   $ 11.39   $ 12.95    $ 11.41

TOTAL RETURNB,C                 13.52%    16.93%    27.49%    (13.91)%   5.02%     3.34%     (8.67)%   13.50%     14.20%

NET ASSETS, END OF PERIOD (000
OMITTED)                       $ 25,183  $ 32,525  $ 27,587  $ 31,270   $ 65,956  $ 65,913  $ 65,132  $ 100,263  $ 101,736

RATIO OF EXPENSES TO AVERAGE
NET ASSETS                     2.23%     2.18%     2.36%     2.04%      2.07%     1.99%A    2.03%     2.03%      2.25%A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE
REDUCTIONS                      2.22%J    2.11%J    2.32%J    2.01%J     2.03%J    1.99%A    2.03%     2.03%      2.25%A

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET
ASSETS                          (.84)%    (.59)%    (1.43)%   (1.32)%    (1.02)%   (.70)%A   (.74)%    (.30)%     .16%A

PORTFOLIO TURNOVER RATE         59%       252%      138%      82%        191%      176%A     130%      122%       72%A

AVERAGE COMMISSION RATEK       $ .0313   $ .0348


FINANCIAL SERVICES



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                1998       1997       1996H      1995       1994       1993I      1992G     1991G     1990G     1989G

NET ASSET VALUE, BEGINNING OF
PERIOD            $ 82.94    $ 65.70    $ 48.23    $ 51.24    $ 53.29    $ 42.42    $ 30.55   $ 28.28   $ 30.64   $ 26.36

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOMED          .70        .74        1.03       .76        .29        .33        .54       .58       .66       1.00

 NET REALIZED AND UNREALIZED GAIN
(LOSS)             30.65      21.55      17.56      .87        5.02       14.30      11.35     1.67      (2.53)    4.09

 TOTAL FROM INVESTMENT
OPERATIONS         31.35      22.29      18.59      1.63       5.31       14.63      11.89     2.25      (1.87)    5.09

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME            (.64)      (.63)      (.37)      (.79)      (.20)      (.51)      (.35)     (.52)     (.33)     (.81)

 FROM NET REALIZED
GAIN              (10.51)    (4.56)     (.91)      (3.93)     (7.32)     (3.38)     --        --        (.19)     --

 TOTAL
DISTRIBUTIONS      (11.15)    (5.19)     (1.28)     (4.72)     (7.52)     (3.89)     (.35)     (.52)     (.52)     (.81)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL            .14        .14        .16        .08        .16        .13        .33       .54       .03       --

NET ASSET VALUE, END OF
PERIOD            $ 103.28   $ 82.94    $ 65.70    $ 48.23    $ 51.24    $ 53.29    $ 42.42   $ 30.55   $ 28.28   $ 30.64

TOTAL RETURNB,C    41.08%     35.54%     39.05%     4.72%      10.85%     36.46%     40.31%    10.51%    (6.20)%   19.68%

NET ASSETS, END OF PERIOD (000
OMITTED)          $ 604,908  $ 426,424  $ 270,466  $ 153,089  $ 116,195  $ 214,612  $ 91,700  $ 35,962  $ 21,087  $ 32,647

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.31%      1.45%      1.42%      1.56%      1.64%      1.54%A     1.85%     2.49%     2.22%     1.07%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.29%J     1.43%J     1.41%J     1.54%J     1.63%J     1.54%A     1.85%     2.49%     2.22%     1.07%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME             .78%       1.03%      1.78%      1.52%      .53%       .86%A      1.49%     2.22%     2.03%     3.53%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE               84%        80%        125%       107%       93%        100%A      164%      237%      308%      186%

AVERAGE COMMISSION
RATEK             $ .0452    $ .0433


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
F FOR THE PERIOD JUNE 29, 1989 (COMMENCEMENT OF OPERATIONS) TO APRIL
30, 1990
G FOR THE YEARS ENDED APRIL 30
H FOR THE YEAR ENDED FEBRUARY 29
I FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
FOOD AND AGRICULTURE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                1998       1997       1996J      1995       1994      1993C      1992E      1991E     1990E     1989E

NET ASSET VALUE, BEGINNING OF
PERIOD            $ 44.53    $ 42.15    $ 32.53    $ 31.49    $ 30.86   $ 29.22    $ 27.87    $ 22.84   $ 20.76   $ 16.05

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOMEF           .33        .42        .37        .15        .09       .05        .13        .21       .19       .09

 NET REALIZED AND UNREALIZED GAIN
(LOSS)             9.22       4.91       11.61      2.80       3.29      3.26       2.89       5.78      4.07      4.67

 TOTAL FROM INVESTMENT
OPERATIONS        9.55       5.33       11.98      2.95       3.38      3.31       3.02       5.99      4.26      4.76

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME           (.37)      (.24)      (.20)      (.08)      (.06)     (.10)      (.11)      (.27)     (.04)     (.05)

 FROM NET REALIZED
GAIN             (4.95)     (2.77)     (2.20)     (1.85)     (2.70)    (1.57)     (1.59)     (.79)     (2.17)    --

 TOTAL
DISTRIBUTIONS     (5.32)     (3.01)     (2.40)     (1.93)     (2.76)    (1.67)     (1.70)     (1.06)    (2.21)    (.05)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL            .05        .06        .04        .02        .01       --         .03        .10       .03       --

NET ASSET VALUE, END OF
PERIOD           $ 48.81    $ 44.53    $ 42.15    $ 32.53    $ 31.49   $ 30.86    $ 29.22    $ 27.87   $ 22.84   $ 20.76

TOTAL RETURNA,B   23.58%     13.59%     37.92%     10.14%     11.69%    11.72%     11.11%     27.39%    20.83%    29.70%

NET ASSETS, END OF PERIOD (000
OMITTED)          $ 250,567  $ 223,423  $ 301,102  $ 197,130  $ 95,010  $ 108,377  $ 108,922  $ 64,490  $ 25,965  $ 15,536

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.49%      1.52%      1.43%      1.70%      1.65%     1.67%K     1.83%      2.22%     2.53%D    2.50%D

RATIO OF EXPENSES TO
AVERAGE            1.48%G     1.50%G     1.42%G     1.68%G     1.64%G    1.67%K     1.83%      2.22%     2.53%     2.50%
NET ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME            .73%       1.01%      .99%       .49%       .29%      .21%K      .46%       .85%      .82%      .48%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE               74%        91%        124%       126%       96%       515%K      63%        124%      267%      248%

AVERAGE COMMISSION
RATEI             $ .0333    $ .0326


HEALTH CARE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28      1998         1997         1996J        1995       1994       1993C      1992E      1991E      1990E      1989E

NET ASSET VALUE, BEGINNING OF
PERIOD  $ 102.45     $ 100.47     $ 76.13      $ 63.31    $ 52.57    $ 70.42    $ 69.99    $ 46.15    $ 39.79    $ 33.59

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)F  .33          .52          .95          .75        .15        .13        (.02)      .73H       .72        .33

 NET REALIZED AND UNREALIZED GAIN
(LOSS)   31.94        18.01        28.85        18.38      10.61      (9.34)     9.47       28.70      6.56       6.15

 TOTAL FROM INVESTMENT OPERAT
IONS     32.27        18.53        29.80        19.13      10.76      (9.21)     9.45       29.43      7.28       6.48

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME   (.25)        (.65)        (.59)        (.62)      (.07)      (.16)      (.34)      (.20)      (.13)      (.28)

 FROM NET REALIZED
GAIN     (20.73)      (15.95)      (4.92)       (5.74)     --         (8.51)     (8.81)     (5.67)     (.84)      --

 TOTAL DISTRIBUT
IONS     (20.98)      (16.60)      (5.51)       (6.36)     (.07)      (8.67)     (9.15)     (5.87)     (.97)      (.28)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL  .10          .05          .05          .05        .05        .03        .13        .28        .05        --

NET ASSET VALUE, END OF
PERIOD  $ 113.84     $ 102.45     $ 100.47     $ 76.13    $ 63.31    $ 52.57    $ 70.42    $ 69.99    $ 46.15    $ 39.79

TOTAL
RETURNA,B 36.47%      20.41%       39.68%       31.24%     20.57%     (14.81)%   13.92%     69.32%     18.55%     19.44%

NET ASSETS, END OF
PERIOD  $ 2,224,019  $ 1,372,554  $ 1,525,910  $ 943,141  $ 523,890  $ 536,367  $ 838,814  $ 624,018  $ 217,522  $ 210,700

RATIO OF EXPENSES TO AVERAGE NET
ASSETS   1.20%        1.33%        1.31%        1.39%      1.59%      1.46%K     1.44%      1.53%      1.74%      1.41%

RATIO OF EXPENSES TO
AVERAGE  1.18%G       1.32%G       1.30%G       1.36%G     1.55%G     1.46%K     1.44%      1.53%      1.74%      1.41%
NET ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)   .31%         .52%         1.06%        1.08%      .26%       .24%K      (.02)%     1.28%      1.61%      .95%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE     79%          59%          54%          151%       213%       112%K      154%       159%       126%       114%

AVERAGE COMMISSION
RATEI   $ .0490      $ .0466


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE YEARS ENDED APRIL 30
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.55 PER SHARE.
I FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
J FOR THE YEAR ENDED FEBRUARY 29
K ANNUALIZED
HOME FINANCE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28            1998         1997         1996F      1995       1994       1993D      1992E     1991E    1990E      1989E

NET ASSET VALUE, BEGINNING OF
PERIOD       $ 46.00      $ 33.30      $ 23.92    $ 25.03    $ 22.18    $ 15.38    $ 10.84   $ 8.98   $ 10.88    $ 8.57

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOMEJ      .33          .53          .53        .20        .03        .09        .05       .16      .09        .11

 NET REALIZED AND UNREALIZED GAIN
(LOSS)          13.10        14.60        9.72       2.34       4.15       6.80       4.40      1.69     (1.47)     2.33

 TOTAL FROM INVESTMENT
OPERATIONS      13.43        15.13        10.25      2.54       4.18       6.89       4.45      1.85     (1.38)     2.44

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME         (.29)        (.32)        (.19)      (.12)      (.01)      (.01)      (.14)     (.14)    (.04)      (.13)

 FROM NET REALIZED
GAIN           (5.84)       (2.16)       (.73)      (3.60)     (1.40)     (.28)      --        --       (.49)      --

 TOTAL DISTRIBUT
IONS           (6.13)       (2.48)       (.92)      (3.72)     (1.41)     (.29)      (.14)     (.14)    (.53)      (.13)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL         .06          .05          .05        .07        .08        .20        .23       .15      .01        --

NET ASSET VALUE, END OF
PERIOD         $ 53.36      $ 46.00      $ 33.30    $ 23.92    $ 25.03    $ 22.18    $ 15.38   $ 10.84  $ 8.98     $ 10.88

TOTAL
RETURNG,H       32.39%       47.50%       43.24%     12.43%     19.61%     46.43%     43.62%    22.88%   (13.04)%   28.76%

NET ASSETS, END OF PERIOD (000
OMITTED)       $ 1,668,610  $ 1,176,828  $ 617,035  $ 229,924  $ 155,563  $ 337,903  $ 49,405  $ 8,782  $ 5,432    $ 5,557

RATIO OF EXPENSES TO AVERAGE NET
ASSETS          1.21%        1.38%        1.35%      1.47%      1.58%      1.55%A     2.08%     2.50%I   2.53%I     2.56%I

RATIO OF EXPENSES TO AVERAGE NET
ASSETS          1.19%C       1.34%C       1.32%C     1.45%C     1.58%      1.55%A     2.08%     2.50%    2.53%      2.56%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME         .67%         1.41%        1.80%      .80%       .11%       .61%A      .40%      1.78%    .83%       1.13%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE            54%          78%          81%        124%       95%        61%A       134%      159%     282%       216%

AVERAGE COMMISSION
RATEK          $ .0382      $ .0417


INDUSTRIAL EQUIPMENT



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                    1998      1997       1996F      1995       1994       1993D      1992E    1991E     1990E    1989E

NET ASSET VALUE, BEGINNING OF
PERIOD                $ 25.51   $ 25.11    $ 20.04    $ 20.61    $ 15.04    $ 13.89    $ 11.60  $ 12.41   $ 11.05  $ 10.52

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J              (.08)     .06        .04        .01        --         .02        (.07)    .01       .13B     (.07)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                 5.73      4.15       7.10       (.44)      5.92       1.09       2.39     (.80)     1.19     .60

 TOTAL FROM INVESTMENT
OPERATIONS             5.65      4.21       7.14       (.43)      5.92       1.11       2.32     (.79)     1.32     .53

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                 (.02)     (.04)      (.05)      (.01)      (.01)      --         --       --        --       --

 IN EXCESS OF NET INVESTMENT
INCOME                 --        --         --         --         --         --         (.11)    (.09)     --       --

 FROM NET REALIZED
GAIN                 (5.26)    (3.84)     (2.05)     (.16)      (.40)      --         --       --        --       --

 TOTAL DISTRIBUTIONS (5.28)    (3.88)     (2.10)     (.17)      (.41)      --         (.11)    (.09)     --       --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL                .03       .07        .03        .03        .06        .04        .08      .07       .04      --

NET ASSET VALUE, END OF
PERIOD                $ 25.91   $ 25.51    $ 25.11    $ 20.04    $ 20.61    $ 15.04    $ 13.89  $ 11.60   $ 12.41  $ 11.05

TOTAL RETURNG,H        25.76%    18.25%     36.86%     (1.93)%    40.07%     8.28%      20.91%   (5.90)%   12.31%   5.04%

NET ASSETS, END OF PERIOD (000
OMITTED)              $ 50,428  $ 102,882  $ 137,520  $ 109,968  $ 206,012  $ 14,601   $ 7,529  $ 1,949   $ 3,240  $ 2,965

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                 1.67%     1.51%      1.54%      1.80%      1.69%      2.49%A,I   2.49%I   2.52%I    2.59%I   2.58%I

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                 1.60%C    1.44%C     1.53%C     1.78%C     1.68%C     2.49%A     2.49%    2.52%     2.59%    2.58%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)                 (.32)%    .25%       .19%       .06%       .01%       .15%A      (.57)%   .09%      1.06%    (.66)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                   115%      261%       115%       131%       95%        407%A      167%     43%       132%     164%

AVERAGE COMMISSION
RATEK                 $ .0386   $ .0401


A ANNUALIZED
B INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.11 PER SHARE.
C FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
D FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
E FOR THE YEARS ENDED APRIL 30
F FOR THE YEAR ENDED FEBRUARY 29
G TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
H THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
INDUSTRIAL MATERIALS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                      1998      1997      1996E     1995       1994       1993C     1992D     1991D    1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                  $ 27.66   $ 26.07   $ 23.13   $ 21.67    $ 17.44    $ 17.12   $ 12.63   $ 12.43  $ 13.73   $ 13.15

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)I                  (.11)     .06       .12       .17        .15        .12       .04       .15      .17       (.07)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                   1.43      3.12      2.92      1.43       4.07       .19       4.32      .37      (1.50)    .86

 TOTAL FROM INVESTMENT
OPERATIONS               1.32      3.18      3.04      1.60       4.22       .31       4.36      .52      (1.33)    .79

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                   (.03)     (.06)     (.15)     (.18)      (.06)      (.08)     --        --       --        (.21)

 IN EXCESS OF NET INVESTMENT
INCOME                   --        --        --        --         --         --        (.06)     (.34)    --        --

 FROM NET REALIZED GAIN (4.00)    (1.57)    --        --         --         --        --        --       --        --

 TOTAL DISTRIBUTIONS     (4.03)    (1.63)    (.15)     (.18)      (.06)      (.08)     (.06)     (.34)    --        (.21)

REDEMPTION FEES ADDED TO
PAID IN CAPITAL          .05       .04       .05       .04        .07        .09       .19       .02      .03       --

NET ASSET VALUE, END OF
PERIOD                  $ 25.00   $ 27.66   $ 26.07   $ 23.13    $ 21.67    $ 17.44   $ 17.12   $ 12.63  $ 12.43   $ 13.73

TOTAL RETURNF,G          6.59%     12.69%    13.38%    7.65%      24.66%     2.36%     36.15%    4.25%    (9.47)%   6.13%

NET ASSETS, END OF PERIOD (000
OMITTED)                $ 22,582  $ 66,462  $ 86,338  $ 183,454  $ 155,721  $ 25,041  $ 22,184  $ 2,689  $ 3,140   $ 8,571

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                   1.98%     1.54%     1.64%     1.56%      2.10%      2.02%A    2.47%H    2.49%H   2.59%H    2.68%H

RATIO OF EXPENSES TO AVERAGE
NET ASSETS               1.94%B    1.51%B    1.61%B    1.53%B     2.08%B     2.02%A    2.47%     2.49%    2.59%     2.68%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)            (.42)%    .23%      .49%      .77%       .75%       .86%A     .25%      1.30%    1.22%     (.54)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE  118%      105%      138%      139%       185%       273%A     222%      148%     250%      289%

AVERAGE COMMISSION RATEJ $ .0214   $ .0242


INSURANCE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                        1998       1997      1996E     1995      1994      1993C      1992D    1991D    1990D    1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                    $ 32.62    $ 26.77   $ 21.31   $ 19.41   $ 21.58   $ 18.03    $ 16.73  $ 13.63  $ 12.65  $ 9.90

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)I                    .01        .01       .06       .05       --        (.04)      .04      .23      .17      .11

 NET REALIZED AND UNREALIZED
GAIN (LOSS)                12.93      7.21      6.15      1.78      (.24)     5.12       1.48     2.83     .93      2.73

 TOTAL FROM INVESTMENT
OPERATIONS                 12.94      7.22      6.21      1.83      (.24)     5.08       1.52     3.06     1.10     2.84

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                     --         (.03)     (.07)     --        (.01)     --         (.26)    --       (.15)    (.09)

 IN EXCESS OF NET INVESTMENT
INCOME                     --         --        --        --        --        (.03)      --       --       --       --

 FROM NET REALIZED GAIN   (3.54)     (1.45)    (.72)     --        (1.96)    (1.71)     --       --       --       --

 TOTAL DISTRIBUTIONS      (3.54)     (1.48)    (.79)     --        (1.97)    (1.74)     (.26)    --       (.15)    (.09)

REDEMPTION FEES ADDED TO
PAID IN CAPITAL            .08        .11       .04       .07       .04       .21        .04      .04      .03      --

NET ASSET VALUE, END OF
PERIOD                    $ 42.10    $ 32.62   $ 26.77   $ 21.31   $ 19.41   $ 21.58    $ 18.03  $ 16.73  $ 13.63  $ 12.65

TOTAL RETURNF,G            42.81%     28.28%    29.51%    9.79%     (1.24)%   31.98%     9.47%    22.74%   8.82%    28.83%

NET ASSETS, END OF PERIOD
(000 OMITTED)             $ 125,151  $ 42,367  $ 38,994  $ 21,838  $ 18,419  $ 26,367   $ 2,573  $ 2,176  $ 2,240  $ 3,160

RATIO OF EXPENSES TO AVERAGE
NET ASSETS                 1.45%      1.82%     1.77%     2.36%     1.93%     2.49%A,H   2.47%H   2.49%H   2.50%H   2.53%H

RATIO OF EXPENSES TO AVERAGE
NET ASSETS                 1.43%B     1.77%B    1.74%B    2.34%B    1.93%     2.49%A     2.47%    2.49%    2.50%    2.53%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)                     .02%       .05%      .26%      .25%      (.02)%    (.26)%A    .22%     1.58%    1.15%    .98%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE    157%       142%      164%      265%      101%      81%A       112%     98%      158%     95%

AVERAGE COMMISSION RATEJ  $ .0325    $ .0261


A ANNUALIZED
B FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FOR THE YEAR ENDED FEBRUARY 29
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
I NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
J FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
LEISURE



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                    1998       1997      1996H     1995      1994       1993B     1992C     1991C     1990C     1989C

NET ASSET VALUE, BEGINNING OF
PERIOD                $ 47.83    $ 46.17   $ 40.71   $ 45.30   $ 35.77    $ 31.65   $ 26.32   $ 24.90   $ 28.51   $ 22.38

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J                (.25)      (.06)L    (.21)     (.21)     (.29)      (.11)     (.08)     .08       .26G      .12

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                 21.10      4.47      10.97     (.48)     12.98      4.21      5.40      1.55      (1.81)    6.41

 TOTAL FROM INVESTMENT
OPERATIONS             20.85      4.41      10.76     (.69)     12.69      4.10      5.32      1.63      (1.55)    6.53

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                 --         --        --        --        --         --        --        (.23)     (.07)     --

 FROM NET REALIZED
GAIN                  (6.46)     (2.83)    (5.32)    (3.93)    (3.26)     --        --        --        (2.03)    (.40)

 TOTAL DISTRIBUTIONS  (6.46)     (2.83)    (5.32)    (3.93)    (3.26)     --        --        (.23)     (2.10)    (.40)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL                .08        .08       .02       .03       .10        .02       .01       .02       .04       --

NET ASSET VALUE, END OF
PERIOD                $ 62.30    $ 47.83   $ 46.17   $ 40.71   $ 45.30    $ 35.77   $ 31.65   $ 26.32   $ 24.90   $ 28.51

TOTAL RETURNE,F        47.29%     10.14%    27.61%    (1.07)%   37.14%     13.02%    20.25%    6.78%     (6.33)%   29.65%

NET ASSETS, END OF PERIOD (000
OMITTED)              $ 257,199  $ 98,133  $ 85,013  $ 69,569  $ 105,833  $ 44,824  $ 40,051  $ 40,727  $ 49,609  $ 91,367

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                 1.44%      1.56%     1.64%     1.64%     1.55%      1.90%A    2.21%     2.27%     1.96%     1.73%

RATIO OF EXPENSES TO AVERAGE
NET                    1.39%D     1.54%D    1.63%D    1.62%D    1.53%D     1.90%A    2.21%     2.27%     1.96%     1.73%
ASSETS AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)                 (.46)%     (.12)%    (.46)%    (.52)%    (.69)%     (.39)%A   (.28)%    .34%      .86%      .50%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                   209%       127%      141%      103%      170%       109%A     45%       75%       124%      249%

AVERAGE COMMISSION
RATEK                 $ .0396    $ .0370


MEDICAL DELIVERY



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28             1998       1997       1996H      1995       1994       1993B      1992C      1991C      1990C     1989C

NET ASSET VALUE, BEGINNING OF
PERIOD          $ 28.29    $ 29.00    $ 23.18    $ 20.28    $ 14.46    $ 19.64    $ 18.75    $ 11.17    $ 9.85    $ 7.42

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)J          (.24)      (.23)      (.03)      .06        (.10)      (.13)      (.15)      (.01)      .16       .05

 NET REALIZED AND UNREALIZED GAIN
(LOSS)           5.45       2.92       7.72       3.74       5.84       (3.56)     2.16       7.76       1.43      2.38

 TOTAL FROM INVESTMENT
OPERATIONS      5.21       2.69       7.69       3.80       5.74       (3.69)     2.01       7.75       1.59      2.43

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME          --         --         --         (.06)      --         --         --         --         (.05)     --

 FROM NET REALIZED
GAIN            (5.23)     (3.45)     (1.91)     (.89)      --         (1.55)     (1.24)     (.39)      (.26)     --

 TOTAL
DISTRIBUTIONS   (5.23)     (3.45)     (1.91)     (.95)      --         (1.55)     (1.24)     (.39)      (.31)     --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL          .05        .05        .04        .05        .08        .06        .12        .22        .04       --

NET ASSET VALUE, END OF
PERIOD          $ 28.32    $ 28.29    $ 29.00    $ 23.18    $ 20.28    $ 14.46    $ 19.64    $ 18.75    $ 11.17   $ 9.85

TOTAL
RETURNE,F        21.97%     10.50%     34.15%     19.63%     40.25%     (19.63)%   11.71%     72.85%     16.35%    32.75%

NET ASSETS, END OF PERIOD (000
OMITTED)        $ 155,542  $ 192,385  $ 295,489  $ 299,570  $ 188,553  $ 71,809   $ 129,361  $ 131,622  $ 23,559  $ 20,077

RATIO OF EXPENSES TO AVERAGE NET
ASSETS           1.57%      1.57%      1.65%      1.48%      1.82%      1.77%A     1.69%      1.94%      2.16%     2.48%I

RATIO OF EXPENSES TO AVERAGE NET
ASSETS           1.53%D     1.53%D     1.62%D     1.45%D     1.79%D     1.77%A     1.69%      1.94%      2.16%     2.48%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)           (.88)%     (.84)%     (.13)%     .29%       (.57)%     (.89)%A    (.71)%     (.07)%     1.43%     .59%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE             109%       78%        132%       123%       164%       155%A      181%       165%       253%      92%

AVERAGE COMMISSION
RATEK           $ .0422    $ .0434


A ANNUALIZED
B FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
C FOR THE YEARS ENDED APRIL 30
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
E TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
F THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
G INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.16 PER SHARE.
H FOR THE YEARS ENDED FEBRUARY 29
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.23 PER SHARE.
MULTIMEDIA



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                    1998       1997      1996J     1995      1994      1993C      1992D     1991D    1990D      1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                $ 24.91    $ 27.18   $ 22.35   $ 23.87   $ 18.26   $ 15.93    $ 12.96   $ 11.65  $ 16.20    $ 12.45

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)K                (.17)      .35L      .02       (.01)     (.10)     (.07)      (.17)     (.05)    (.02)H     (.14)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                 10.30      (1.58)    7.00      1.67      6.28      2.61       3.08      1.29     (1.96)     4.64

 TOTAL FROM INVESTMENT
OPERATIONS             10.13      (1.23)    7.02      1.66      6.18      2.54       2.91      1.24     (1.98)     4.50

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                 --         --        (.02)     --        --        --         --        --       --         --

 FROM NET REALIZED
GAIN                   (1.52)     (1.07)    (2.19)    (3.21)    (.65)     (.23)      --        --       (2.57)     (.75)

 TOTAL DISTRIBUTIONS   (1.52)     (1.07)    (2.21)    (3.21)    (.65)     (.23)      --        --       (2.57)     (.75)

REDEMPTION FEES ADDED
TO PAID IN CAPITAL     .06        .03       .02       .03       .08       .02        .06       .07      --         --

NET ASSET VALUE, END
OF PERIOD             $ 33.58    $ 24.91   $ 27.18   $ 22.35   $ 23.87   $ 18.26    $ 15.93   $ 12.96  $ 11.65    $ 16.20

TOTAL RETURNF, G       42.42%     (4.52)%   31.98%    9.35%     34.86%    16.14%     22.92%    11.24%   (15.32)%   38.22%

NET ASSETS, END OF
PERIOD (000 OMITTED)  $ 115,485  $ 54,171  $ 94,970  $ 38,157  $ 49,177  $ 16,647   $ 8,393   $ 5,177  $ 7,400    $ 45,670

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.75%      1.60%     1.56%     2.05%     1.66%     2.49%A,I   2.49%I    2.53%I   2.51%I     2.66%I

RATIO OF EXPENSES TO
AVERAGE NET ASSETS     1.71%E     1.56%E    1.54%E    2.03%E    1.63%E    2.49%A     2.49%     2.53%    2.51%      2.66%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)          (.59)%     1.33%     .08%      (.07)%    (.42)%    (.52)%A    (1.22)%   (.43)%   (.14)%     (1.01)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE                   219%       99%       223%      107%      340%      70%A       111%      150%     75%        437%

AVERAGE COMMISSION
RATEM                 $ .0363    $ .0400


NATURAL GAS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY 28                                            1998      1997      1996J     1995      1994B

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 12.50   $ 11.36   $ 8.98    $ 9.48    $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)K                                      (.05)     (.06)     .05       .03       .02

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            1.06      1.30N     2.36      (.53)     (.46)

 TOTAL FROM INVESTMENT OPERATIONS                                   1.01      1.24      2.41      (.50)     (.44)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         --        (.01)     (.05)     (.02)     --

 FROM NET REALIZED GAIN                                             (.30)     (.29)     --        --        (.07)

 IN EXCESS OF NET REALIZED GAIN                                     (.03)     --        --        --        (.06)

 TOTAL DISTRIBUTIONS                                                (.33)     (.30)     (.05)     (.02)     (.13)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .04       .20       .02       .02       .05

NET ASSET VALUE, END OF PERIOD                                     $ 13.22   $ 12.50   $ 11.36   $ 8.98    $ 9.48

TOTAL RETURNF,G                                                     8.74%     12.45%    27.10%    (5.06)%   (3.84)%

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 59,866  $ 81,566  $ 60,228  $ 79,894  $ 63,073

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             1.82%     1.70%     1.68%     1.70%     1.94%A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    1.78%E    1.66%E    1.67%E    1.66%E    1.93%A,E

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.37)%    (.46)%    .46%      .30%      .17%A

PORTFOLIO TURNOVER RATE                                             118%      283%      79%       177%      44%A

AVERAGE COMMISSION RATEM                                           $ .0285   $ .0361


A ANNUALIZED
B FROM APRIL 21, 1993 (COMMENCEMENT OF OPERATIONS) TO FEBRUARY 28,
1994
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J FOR THE YEAR ENDED FEBRUARY 29
K NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
L INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.49 PER SHARE.
M FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
N THE AMOUNT SHOWN FOR A SHARE OUTSTANDING DOES NOT CORRESPOND WITH THE AGGREGATE NET LOSS ON INVESTMENTS FOR THE PERIOD DUE TO THE TIMING OF SALES AND REPURCHASES OF FUND SHARES IN RELATION TO FLUCTUATING MARKET VALUES OF THE INVESTMENTS OF THE FUND.
NATURAL RESOURCES

SELECTED PER-SHARE DATA AND RATIOS

YEAR ENDED FEBRUARY 28                                             1998E

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 10.00

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME (LOSS)D                                      (.09)

 NET REALIZED AND UNREALIZED GAIN                                   .76

 TOTAL FROM INVESTMENT OPERATIONS                                   .67

LESS DISTRIBUTIONS

 FROM NET REALIZED GAIN                                             (.26)

REDEMPTION FEES ADDED TO PAID IN CAPITAL                            .05

NET ASSET VALUE, END OF PERIOD                                     $ 10.46

TOTAL RETURNB,C                                                     7.30%

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 7,520

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             2.50%A,I

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    2.48%A,J

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS         (.86)%A

PORTFOLIO TURNOVER RATE                                             165%A

AVERAGE COMMISSION RATEK                                           $ .0111


PAPER AND FOREST PRODUCTS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                       1998      1997      1996G     1995      1994      1993H     1992F     1991F     1990F     1989F

NET ASSET VALUE,
BEGINNING OF PERIOD      $ 21.63   $ 20.78   $ 21.14   $ 19.61   $ 16.08   $ 15.37   $ 12.64   $ 11.00   $ 12.33   $ 11.71

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOME (LOSS)D           (.12)     .01       .08       .01       (.01)     .06       .13       .19       .11       .01

 NET REALIZED AND
UNREALIZED GAIN (LOSS)    3.13      2.08      1.83      2.53      3.38      .65       2.64      1.56      (1.31)    .64

 TOTAL FROM INVESTMENT
OPERATIONS                3.01      2.09      1.91      2.54      3.37      .71       2.77      1.75      (1.20)    .65

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                    --        (.03)     (.08)     --        (.01)     (.09)     (.30)     (.17)     (.15)     (.03)

 IN EXCESS OF NET
INVESTMENT INCOME         (.04)     (.07)     --        --        --        --        --        --        --        --

 FROM NET REALIZED GAIN   (2.07)    (1.25)    (2.27)    (1.17)    --        --        --        --        --        --

 TOTAL DISTRIBUTIONS      (2.11)    (1.35)    (2.35)    (1.17)    (.01)     (.09)     (.30)     (.17)     (.15)     (.03)

REDEMPTION FEES ADDED TO
PAID IN CAPITAL           .13       .11       .08       .16       .17       .09       .26       .06       .02       --

NET ASSET VALUE, END
OF PERIOD                $ 22.66   $ 21.63   $ 20.78   $ 21.14   $ 19.61   $ 16.08   $ 15.37   $ 12.64   $ 11.00   $ 12.33

TOTAL RETURNB,C           15.53%    10.87%    9.18%     14.91%    22.03%    5.25%     24.52%    16.85%    (9.68)%   5.57%

NET ASSETS, END OF
PERIOD (000 OMITTED)     $ 31,384  $ 19,484  $ 27,270  $ 94,219  $ 66,908  $ 25,098  $ 28,957  $ 12,579  $ 5,289   $ 9,479

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        2.18%     2.19%     1.91%     1.88%     2.08%     2.21%A    2.05%     2.49%I    2.57%I    2.54%I

RATIO OF EXPENSES TO
AVERAGE NET ASSETS        2.15%J    2.16%J    1.90%J    1.87%J    2.07%J    2.21%A    2.05%     2.49%     2.57%     2.54%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)             (.50)%    .04%      .34%      .05%      (.08)%    .49%A     .92%      1.73%     .92%      .07%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE   235%      180%      78%       209%      176%      222%A     421%      171%      221%      154%

AVERAGE COMMISSION RATEK $ .0320   $ .0306


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FOR THE PERIOD MARCH 3, 1997 (COMMENCEMENT OF OPERATIONS) TO
FEBRUARY 28, 1998
F FOR THE YEARS ENDED APRIL 30
G FOR THE YEAR ENDED FEBRUARY 29
H FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
PRECIOUS METALS AND MINERALS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28           1998       1997       1996I      1995       1994       1993C      1992E      1991E      1990E      1989E

NET ASSET VALUE, BEGINNING OF
PERIOD       $ 19.60    $ 20.96    $ 15.27    $ 16.62    $ 9.86     $ 9.90     $ 10.68    $ 12.23    $ 11.35    $ 13.09

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)F       (.04)      (.01)      .07        .17        .21        .09        .10        .18        .13        .26

 NET REALIZED AND UNREALIZED
GAIN (LOSS)   (9.42)     (1.42)     5.54       (1.42)     6.48       (.05)      (.91)      (1.71)     .84        (1.54)

 TOTAL FROM INVESTMENT
OPERATIONS    (9.46)     (1.43)     5.61       (1.25)     6.69       .04        (.81)      (1.53)     .97        (1.28)

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME         --         (.04)      (.06)      (.18)      (.19)      (.17)      (.10)      (.15)      (.18)      (.46)

 IN EXCESS OF NET INVESTMENT
INCOME         --         (.01)      --         (.05)      (.02)      --         --         --         --         --

 TOTAL
DISTRIBUTIONS  --         (.05)      (.06)      (.23)      (.21)      (.17)      (.10)      (.15)      (.18)      (.46)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL        .14        .12        .14        .13        .28        .09        .13        .13        .09        --

NET ASSET VALUE, END OF
PERIOD        $ 10.28    $ 19.60    $ 20.96    $ 15.27    $ 16.62    $ 9.86     $ 9.90     $ 10.68    $ 12.23    $ 11.35

TOTAL
RETURNA,B     (47.55)%   (6.26)%    37.74%     (6.86)%    70.58%     1.51%      (6.46)%    (11.45)%   9.08%      (9.63)%

NET ASSETS, END OF PERIOD (000
OMITTED)      $ 165,960  $ 325,586  $ 467,196  $ 364,204  $ 409,212  $ 137,922  $ 130,002  $ 155,367  $ 192,551  $ 180,837

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.82%      1.62%      1.52%      1.46%      1.55%      1.73%J     1.81%      1.79%      1.93%      1.88%

RATIO OF EXPENSES TO AVERAGE NET
ASSETS         1.76%G     1.61%G     1.52%      1.46%      1.55%      1.73%J     1.81%      1.79%      1.93%      1.88%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)         (.26)%     (.05)%     .39%       .99%       1.38%      1.12%J     .92%       1.52%      1.01%      2.18%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE           84%        54%        53%        43%        73%        36%J       44%        41%        98%        72%

AVERAGE COMMISSION
RATEH         $ .0096    $ .0141


REGIONAL BANKS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28              1998         1997       1996I      1995       1994      1993C      1992E      1991E     1990E     1989E

NET ASSET VALUE, BEGINNING OF
PERIOD          $ 32.82      $ 24.37    $ 18.01    $ 17.99    $ 20.88   $ 16.48    $ 11.40    $ 9.77    $ 11.33   $ 8.94

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOMEF          .40          .37        .52        .37        .19       .16        .25        .22       .21       .22

 NET REALIZED AND UNREALIZED GAIN
(LOSS)           11.41        9.70       6.78       .87        .93       5.09       5.37       1.41      (1.03)    2.84

 TOTAL FROM INVESTMENT
OPERATIONS       11.81        10.07      7.30       1.24       1.12      5.25       5.62       1.63      (.82)     3.06

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME           (.28)        (.27)      (.25)      (.29)      (.15)     (.11)      (.15)      (.15)     (.11)     (.20)

 FROM NET REALIZED
GAIN             (1.23)       (1.40)     (.72)      (.98)      (3.92)    (.81)      (.53)      -         (.65)     (.47)

 TOTAL
DISTRIBUTIONS    (1.51)       (1.67)     (.97)      (1.27)     (4.07)    (.92)      (.68)      (.15)     (.76)     (.67)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL          .06          .05        .03        .05        .06       .07        .14        .15       .02       --

NET ASSET VALUE, END OF
PERIOD          $ 43.18      $ 32.82    $ 24.37    $ 18.01    $ 17.99   $ 20.88    $ 16.48    $ 11.40   $ 9.77    $ 11.33

TOTAL RETURNA,B  36.64%       43.33%     40.94%     7.79%      6.46%     33.10%     52.34%     18.73%    (7.94)%   35.71%

NET ASSETS, END OF PERIOD (000
OMITTED)        $ 1,338,896  $ 837,952  $ 315,178  $ 164,603  $ 97,429  $ 315,520  $ 156,570  $ 24,212  $ 5,410   $ 17,961

RATIO OF EXPENSES TO AVERAGE NET
ASSETS           1.25%        1.46%      1.41%      1.58%      1.62%     1.49%J     1.77%      2.51%D    2.55%D    2.53%D

RATIO OF EXPENSES TO AVERAGE NET
ASSETS           1.24%G       1.45%G     1.40%G     1.56%G     1.60%G    1.49%J     1.77%      2.51%     2.55%     2.53%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME           1.07%        1.36%      2.42%      1.99%      .88%      1.06%J     1.80%      2.34%     1.74%     2.24%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE             25%          43%        103%       106%       74%       63%J       89%        110%      411%      352%

AVERAGE COMMISSION
RATEH           $ .0400      $ .0384


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
E FOR THE YEARS ENDED APRIL 30
F NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
G FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
H FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
I FOR THE YEAR ENDED FEBRUARY 29
J ANNUALIZED
RETAILING



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                       1998       1997      1996B     1995      1994      1993C     1992D     1991D     1990D    1989D

NET ASSET VALUE, BEGINNING OF
PERIOD                   $ 33.25    $ 27.87   $ 23.91   $ 24.91   $ 23.87   $ 22.13   $ 17.42   $ 13.94   $ 14.60  $ 11.57

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)H                   (.27)      (.13)     (.14)     (.18)     (.22)     (.08)     (.03)     (.05)     .32I     .06

 NET REALIZED AND UNREALIZED GAIN
(LOSS)                    17.14      5.49      4.07      (.96)     3.85      2.93      5.09      3.43      1.72     3.18

 TOTAL FROM INVESTMENT
OPERATIONS                16.87      5.36      3.93      (1.14)    3.63      2.85      5.06      3.38      2.04     3.24

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                    --         --        --        --        --        --        --        --        (.16)    (.03)

 FROM NET REALIZED GAIN  (.51)      (.08)     --        --        (2.63)    (1.17)    (.50)     (.03)     (2.57)   (.18)

 TOTAL DISTRIBUTIONS     (.51)      (.08)     --        --        (2.63)    (1.17)    (.50)     (.03)     (2.73)   (.21)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL                   .43        .10       .03       .14       .04       .06       .15       .13       .03      --

NET ASSET VALUE, END OF
PERIOD                   $ 50.04    $ 33.25   $ 27.87   $ 23.91   $ 24.91   $ 23.87   $ 22.13   $ 17.42   $ 13.94  $ 14.60

TOTAL RETURNF, G         52.61%     19.59%    16.56%    (4.01)%   15.61%    13.72%    30.28%    25.26%    15.01%   28.32%

NET ASSETS, END OF PERIOD (000
OMITTED)                 $ 192,861  $ 59,348  $ 44,051  $ 31,090  $ 52,790  $ 74,878  $ 48,441  $ 18,069  $ 8,451  $ 9,149

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                   1.63%      1.45%     1.94%     2.07%     1.86%     1.77%A    1.87%     2.54%J    2.50%J   2.51%J

RATIO OF EXPENSES TO AVERAGE NET
ASSETS                    1.55%E     1.39%E    1.92%E    1.96%E    1.83%E    1.77%A    1.87%     2.54%     2.50%    2.51%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)                    (.67)%     (.39)%    (.53)%    (.74)%    (.87)%    (.44)%A   (.13)%    (.34)%    2.13%    .48%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE   308%       278%      235%      481%      154%      171%A     205%      115%      212%     290%

AVERAGE COMMISSION RATEK $ .0405    $ .0403


SOFTWARE AND COMPUTER SERVICES



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                1998       1997       1996B      1995       1994       1993C      1992D     1991D     1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD            $ 38.58    $ 36.20    $ 29.07    $ 28.89    $ 27.62    $ 21.63    $ 19.77   $ 15.58   $ 15.75   $ 14.36

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)H          (.33)      (.25)      (.19)      (.26)      (.34)      (.07)L     (.28)     (.14)M    (.20)     (.22)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)             12.57      5.87       11.85      .67        7.92       5.88       4.37      4.06      .82       1.61

 TOTAL FROM INVESTMENT
OPERATIONS        12.24      5.62       11.66      .41        7.58       5.81       4.09      3.92      .62       1.39

LESS DISTRIBUTIONS

 FROM NET REALIZED
GAIN              (6.61)     (3.31)     (4.60)     (.33)      (6.48)     --         (2.50)    --        (.86)     --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL            .05        .07        .07        .10        .17        .18        .27       .27       .07       --

NET ASSET VALUE, END OF
PERIOD            $ 44.26    $ 38.58    $ 36.20    $ 29.07    $ 28.89    $ 27.62    $ 21.63   $ 19.77   $ 15.58   $ 15.75

TOTAL RETURNF,G   35.50%     16.14%     40.17%     1.97%      33.19%     27.69%     25.36%    26.89%    4.64%     9.68%

NET ASSETS, END OF PERIOD (000
OMITTED)          $ 503,367  $ 389,699  $ 337,633  $ 236,445  $ 178,034  $ 151,212  $ 89,571  $ 17,290  $ 10,539  $ 14,046

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.44%      1.54%      1.48%      1.52%      1.57%      1.64%A     1.98%     2.50%J    2.56%J    2.63%J

RATIO OF EXPENSES TO AVERAGE NET
ASSETS             1.42%E     1.51%E     1.47%E     1.50%E     1.57%      1.64%A     1.98%     2.50%     2.56%     2.63%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT INCOME
(LOSS)             (.81)%     (.66)%     (.54)%     (1.01)%    (1.19)%    (.37)%A    (1.30)%   (.84)%    (1.30)%   (1.51)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE               145%       279%       183%       164%       376%       402%A      348%      326%      284%      434%

AVERAGE COMMISSION
RATEK             $ .0366    $ .0427


A ANNUALIZED
B FOR THE YEAR ENDED FEBRUARY 29
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.29 PER SHARE.
J FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
L INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A DIVIDEND RECEIVED IN ARREARS WHICH AMOUNTED TO $.03 PER SHARE.
M INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.02 PER SHARE.
TECHNOLOGY



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28            1998       1997       1996I      1995       1994       1993C      1992D      1991D      1990D     1989D

NET ASSET VALUE, BEGINNING OF
PERIOD       $ 57.70    $ 54.67    $ 42.05    $ 41.83    $ 34.62    $ 32.44    $ 27.06    $ 20.08    $ 18.37   $ 18.22

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)H         (.25)      (.39)      (.28)      (.39)      (.24)K     .13L       (.26)      .14J       (.15)     (.12)

 NET REALIZED AND UNREALIZED GAIN
(LOSS)          11.29      6.95       20.83      1.95       11.04      4.68       5.56       6.46       1.75      .27

 TOTAL FROM INVESTMENT
OPERATIONS      11.04      6.56       20.55      1.56       10.80      4.81       5.30       6.60       1.60      .15

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME          --         --         --         --         (.13)      --         --         --         --        --

 IN EXCESS OF NET INVESTMENT
INCOME          --         --         --         --         --         --         (.16)      --         --        --

 FROM NET REALIZED
GAIN            (12.39)    (3.68)     (8.05)     (1.50)     (3.70)     (2.75)     --         --         --        --

 IN EXCESS OF NET REALIZED
GAIN            (3.30)     --         --         --         --         --         --         --         --        --

 TOTAL
DISTRIBUTIONS   (15.69)    (3.68)     (8.05)     (1.50)     (3.83)     (2.75)     (.16)      --         --        --

REDEMPTION FEES ADDED TO PAID IN
CAPITAL         .08        .15        .12        .16        .24        .12        .24        .38        .11       --

NET ASSET VALUE, END OF
PERIOD         $ 53.13    $ 57.70    $ 54.67    $ 42.05    $ 41.83    $ 34.62    $ 32.44    $ 27.06    $ 20.08   $ 18.37

TOTAL
RETURNF, G     24.92%     12.64%     50.71%     4.61%      35.62%     16.48%     20.57%     34.76%     9.31%     .82%

NET ASSETS, END OF PERIOD (000
OMITTED)       $ 691,924  $ 478,444  $ 483,026  $ 229,761  $ 202,475  $ 132,689  $ 105,954  $ 117,055  $ 78,535  $ 105,604

RATIO OF EXPENSES TO AVERAGE
NET ASSETS      1.38%      1.49%      1.40%      1.57%      1.55%      1.64%A     1.72%      1.83%      2.09%     1.86%

RATIO OF EXPENSES TO AVERAGE
NET ASSETS      1.30%E     1.44%E     1.39%E     1.56%E     1.54%E     1.64%A     1.72%      1.83%      2.09%     1.86%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)   (.45)%     (.72)%     (.52)%     (.98)%     (.65)%     .52%A      (.84)%     .61%       (.76)%    (.67)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE            556%       549%       112%       102%       213%       259%A      353%       442%       327%      397%

AVERAGE COMMISSION
RATEM          $ .0436    $ .0191


TELECOMMUNICATIONS



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28              1998       1997       1996I      1995       1994       1993C      1992D     1991D     1990D     1989D

NET ASSET VALUE, BEGINNING
OF PERIOD       $ 41.80    $ 44.87    $ 38.34    $ 37.10    $ 34.19    $ 29.22    $ 24.98   $ 23.19   $ 22.76   $ 16.52

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)H          (.25)      .12B       .51        .29        .25        .29        .36       .31       .46       .30

 NET REALIZED AND UNREALIZED
GAIN (LOSS)       18.20      2.92       9.15       2.54       7.00       5.29       4.13      1.86      1.02      6.09

 TOTAL FROM INVESTMENT
OPERATIONS        17.95      3.04       9.66       2.83       7.25       5.58       4.49      2.17      1.48      6.39

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME            --         (.16)N     (.39)      (.33)      (.20)      (.18)      (.28)     (.43)     (.12)     (.12)

 FROM NET REALIZED
GAIN             (6.44)     (5.98)N    (2.75)     (1.27)     (4.18)     (.48)      --        --        (.98)     (.03)

 TOTAL
DISTRIBUTIONS    (6.44)     (6.14)     (3.14)     (1.60)     (4.38)     (.66)      (.28)     (.43)     (1.10)    (.15)

REDEMPTION FEES ADDED TO PAID IN
CAPITAL           .06        .03        .01        .01        .04        .05        .03       .05       .05       --

NET ASSET VALUE, END OF
PERIOD           $ 53.37    $ 41.80    $ 44.87    $ 38.34    $ 37.10    $ 34.19    $ 29.22   $ 24.98   $ 23.19   $ 22.76

TOTAL RETURNF,G  46.52%     7.85%      25.79%     7.98%      21.90%     19.49%     18.19%    9.83%     6.21%     38.90%

NET ASSETS, END OF PERIOD (000
OMITTED)         $ 643,449  $ 388,535  $ 468,300  $ 369,476  $ 371,025  $ 134,338  $ 78,533  $ 55,162  $ 77,019  $ 116,016

RATIO OF EXPENSES TO AVERAGE
NET ASSETS        1.51%      1.51%      1.52%      1.56%      1.54%      1.74%A     1.90%     1.97%     1.85%     2.12%

RATIO OF EXPENSES TO AVERAGE
NET ASSETS        1.48%E     1.47%E     1.52%      1.55%E     1.53%E     1.74%A     1.90%     1.97%     1.85%     2.12%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)    (.53)%     .27%       1.17%      .77%       .64%       1.16%A     1.32%     1.35%     1.83%     1.63%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE             157%       175%       89%        107%       241%       115%A      20%       262%      341%      224%

AVERAGE COMMISSION
RATEM            $ .0065    $ .0321


A ANNUALIZED
B INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND FROM ADVO, INC. WHICH AMOUNTED TO $.07 PER SHARE.
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
F TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
G THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
H NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
I FOR THE YEAR ENDED FEBRUARY 29
J INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.06 PER SHARE AND $.20 PER SHARE RELATING TO A NONRECURRING INITIATIVE TO INVEST IN DIVIDEND INCOME PRODUCING SECURITIES WHICH WAS IN EFFECT FOR A PORTION OF 1991.
K INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A DIVIDEND RECEIVED IN AREAS WHICH AMOUNTED TO $.03 PER SHARE.
L INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A DIVIDEND RECEIVED IN AREAS WHICH AMOUNTED TO $.10 PER SHARE.
M FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
N THE AMOUNTS SHOWN REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO TAX DIFFERENCES.
TRANSPORTATION



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28                         1998      1997     1996G     1995      1994      1993H      1992F    1991F     1990F    1989F

NET ASSET VALUE, BEGINNING
OF PERIOD                  $ 22.23   $ 21.92  $ 20.53   $ 21.67   $ 18.68   $ 15.49    $ 11.26  $ 12.23   $ 13.59  $ 9.87

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT INCOME
(LOSS)D                     (.02)     (.13)    (.09)E    (.17)     (.20)     (.07)      (.05)    .06       (.03)    (.04)

 NET REALIZED AND UNREALIZED
GAIN (LOSS)                 8.85      1.06     2.60      1.17      5.07      3.55       4.18     (.57)     .96      3.76

 TOTAL FROM INVESTMENT
OPERATIONS                  8.83      .93      2.51      1.00      4.87      3.48       4.13     (.51)     .93      3.72

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME                      --        --       --        --        --        --         (.04)    --        --       --

 FROM NET REALIZED GAIN     (2.80)    (.71)    (1.22)    (2.19)    (1.96)    (.36)      --       (.50)     (2.32)   --

 TOTAL DISTRIBUTIONS        (2.80)    (.71)    (1.22)    (2.19)    (1.96)    (.36)      (.04)    (.50)     (2.32)   --

REDEMPTION FEES ADDED TO
PAID IN CAPITAL             .08       .09      .10       .05       .08       .07        .14      .04       .03      --

NET ASSET VALUE, END
OF PERIOD                  $ 28.34   $ 22.23  $ 21.92   $ 20.53   $ 21.67   $ 18.68    $ 15.49  $ 11.26   $ 12.23  $ 13.59

TOTAL RETURNB,C             41.15%    4.67%    12.95%    5.90%     27.47%    23.14%     38.01%   (4.10)%   6.90%    37.69%

NET ASSETS, END OF PERIOD
(000 OMITTED)              $ 64,282  $ 8,890  $ 11,445  $ 12,704  $ 13,077  $ 10,780   $ 2,998  $ 770     $ 1,630  $ 3,998

RATIO OF EXPENSES TO
AVERAGE NET ASSETS          1.58%     2.50%I   2.47%I    2.37%     2.40%     2.48%A,I   2.43%I   2.39%I    2.50%I   2.50%I

RATIO OF EXPENSES TO
AVERAGE NET ASSETS          1.54%J    2.48%J   2.44%J    2.36%J    2.39%J    2.48%A     2.43%    2.39%     2.50%    2.50%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME (LOSS)               (.06)%    (.58)%   (.43)%    (.83)%    (.96)%    (.53)%A    (.34)%   .52%      (.20)%   (.33)%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER RATE     210%      148%     175%      178%      115%      116%A      423%     187%      156%     172%

AVERAGE COMMISSION RATEK   $ .0337   $ .0313


UTILITIES GROWTH



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28             1998       1997       1996G      1995       1994       1993H      1992F      1991F      1990F      1989F

NET ASSET VALUE, BEGINNING
OF PERIOD     $ 45.97    $ 43.03    $ 34.88    $ 36.61    $ 41.49    $ 37.18    $ 35.57    $ 31.70    $ 28.82    $ 24.67

INCOME FROM INVESTMENT OPERATIONS

 NET INVESTMENT
INCOMED        .54        .73        1.10       1.13       1.33       1.19       1.66       1.59       1.27       1.39

 NET REALIZED AND UNREALIZED
GAIN (LOSS)    14.83      6.41       7.86       (1.17)     (.16)      6.14       2.82       3.41       2.40       4.18

 TOTAL FROM INVESTMENT
OPERATIONS     15.37      7.14       8.96       (.04)      1.17       7.33       4.48       5.00       3.67       5.57

LESS DISTRIBUTIONS

 FROM NET INVESTMENT
INCOME         (.58)      (.70)      (.84)      (1.05)     (1.13)     (1.33)     (1.69)     (.60)      (.81)      (1.42)

 FROM NET REALIZED
GAIN           (7.30)     (3.54)     --         (.67)      (4.94)     (1.70)     (1.19)     (.58)      --         --

 TOTAL
DISTRIBUTIONS  (7.88)     (4.24)     (.84)      (1.72)     (6.07)     (3.03)     (2.88)     (1.18)     (.81)      (1.42)

REDEMPTION FEES ADDED TO PAID
IN CAPITAL    .04        .04        .03        .03        .02        .01        .01        .05        .02        --

NET ASSET VALUE, END
OF PERIOD     $ 53.50    $ 45.97    $ 43.03    $ 34.88    $ 36.61    $ 41.49    $ 37.18    $ 35.57    $ 31.70    $ 28.82

TOTAL
RETURNB,C     36.20%     18.13%     25.82%     .21%       2.53%      20.90%     13.23%     16.25%     13.00%     23.39%

NET ASSETS, END OF PERIOD
(000 OMITTED) $ 401,927  $ 256,844  $ 266,768  $ 237,635  $ 250,522  $ 290,718  $ 206,872  $ 197,409  $ 124,931  $ 84,968

RATIO OF EXPENSES TO AVERAGE
NET ASSETS    1.33%      1.47%      1.39%      1.43%      1.36%      1.42%A     1.51%      1.65%      1.67%      1.21%

RATIO OF EXPENSES TO AVERAGE
NET ASSETS    1.30%J     1.46%J     1.38%J     1.42%J     1.35%J     1.42%A     1.51%      1.65%      1.67%      1.21%
AFTER EXPENSE REDUCTIONS

RATIO OF NET INVESTMENT
INCOME       1.11%      1.73%      2.76%      3.24%      3.11%      3.71%A     4.58%      4.75%      3.93%      5.33%
TO AVERAGE NET ASSETS

PORTFOLIO TURNOVER
RATE            78%        31%        65%        24%        61%        34%A       45%        45%        75%        75%

AVERAGE COMMISSION
RATEK          $ .0106    $ .0287


A ANNUALIZED
B THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
C TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
D NET INVESTMENT INCOME (LOSS) PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E INVESTMENT INCOME (LOSS) PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.05 PER SHARE.
F FOR THE YEARS ENDED APRIL 30
G FOR THE YEARS ENDED FEBRUARY 29
H FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
I FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES, OR EXPENSES WERE LIMITED IN ACCORDANCE WITH A STATE EXPENSE LIMITATION. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
J FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.
K FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.
MONEY MARKET



SELECTED PER-SHARE DATA AND RATIOS

YEARS ENDED FEBRUARY
28            1998       1997       1996B      1995       1994       1993C      1992D      1991D      1990D      1989D

NET ASSET VALUE, BEGINNING OF
PERIOD        $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

INCOME FROM INVESTMENT
OPERATIONS    .051       .049       .054       .042       .026       .026       .048       .073       .081       .078
 NET INTEREST INCOME

LESS
DISTRIBUTIONS  (.051)     (.049)     (.054)     (.042)     (.026)     (.026)     (.048)     (.073)     (.081)     (.078)
 FROM NET INTEREST INCOME

NET ASSET VALUE, END OF
PERIOD        $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000    $ 1.000

TOTAL RETURNE  5.26%      5.02%      5.56%      4.28%      2.62%      2.63%      4.93%      7.50%      8.45%      8.07%

NET ASSETS, END OF PERIOD
(000 OMITTED) $ 584,919  $ 848,168  $ 610,821  $ 573,144  $ 518,657  $ 431,133  $ 542,620  $ 608,394  $ 643,272  $ 724,452

RATIO OF EXPENSES TO AVERAGE
NET ASSETS     .56%       .56%       .59%       .65%       .72%       .56%A      .64%       .73%       .83%       .76%

RATIO OF NET INTEREST INCOME TO AVERAGE
NET ASSETS     5.13%      4.92%      5.39%      4.19%      2.59%      3.09%A     4.84%      7.20%      8.13%      7.74%


A ANNUALIZED
B FOR THE YEAR ENDED FEBRUARY 29
C FOR THE TEN MONTHS ENDED FEBRUARY 28, 1993
D FOR THE YEARS ENDED APRIL 30
E TOTAL RETURNS DO NOT INCLUDE THE ONE TIME SALES CHARGE AND FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
PERFORMANCE
Stock fund performance is commonly measured as TOTAL RETURN. Money market fund performance can be measured as TOTAL RETURN or YIELD. The total returns that follow are based on historical fund results and do not reflect the effect of taxes.
Each fund's fiscal year runs from March 1 through February 28. The tables below show each fund's performance over past fiscal years compared to different measures, including a comparative index for the stock funds and a measure of inflation for the money market fund. The charts in Appendix A, beginning on page , present calendar year performance for the stock funds.
Performance history will be available for Business Services and Outsourcing and Medical Equipment and Systems after each fund has been in operation for six months.



                                   AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

FISCAL PERIODS
ENDED FEBRUARY 28, 1998             PAST 1 YEAR   PAST 5 YEARS  PAST 10         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS/
                                                                YEARS/LIFE OF                              LIFE OF FUND
                                                                FUND

AIR TRANSPORTATION                   61.10%       18.88%         15.59%         61.10%       137.43%        325.88%

AIR TRANSPORTATION (LOAD ADJ.A)      56.20%       18.15%         15.24%         56.20%       130.23%        313.03%

AMERICAN GOLD                        -43.15%      2.94%          1.36%          -43.15%      15.56%         14.43%

AMERICAN GOLD (LOAD ADJ.A)           -44.93%      2.30%          1.04%          -44.93%      12.03%         10.93%

AUTOMOTIVE                            22.78%       13.21%         14.94%         22.78%       85.95%         302.42%

AUTOMOTIVE (LOAD ADJ.A)               19.02%       12.51%         14.59%         19.02%       80.30%         290.28%

BIOTECHNOLOGY                         16.11%       14.81%         18.85%         16.11%       99.46%         462.13%

BIOTECHNOLOGY (LOAD ADJ.A)            12.56%       14.10%         18.48%         12.56%       93.40%         445.20%

BROKERAGE AND INVESTMENT MANAGEMENT   57.56%       28.50%         21.86%         57.56%       250.42%        622.27%

BROKERAGE AND INVESTMENT MANAGEMENT
(LOAD ADJ.A)                          52.76%       27.72%         21.49%         52.76%       239.84%        600.53%

CHEMICALS                             19.47%       18.94%         16.05%         19.47%       138.08%        342.98%

CHEMICALS (LOAD ADJ.A)                15.81%       18.21%         15.69%         15.81%       130.87%        329.62%

COMPUTERS                             20.33%       30.28%         21.23%         20.33%       275.27%        585.68%

COMPUTERS (LOAD ADJ.A)                16.64%       29.48%         20.86%         16.64%       263.94%        565.04%

CONSTRUCTION AND HOUSING              40.04%       17.66%         17.04%         40.04%       125.50%        382.21%

CONSTRUCTION AND HOUSING (LOAD ADJ.A) 35.76%       16.94%         16.68%         35.76%       118.66%        367.67%

CONSUMER INDUSTRIES                   40.36%       20.96%         18.60%B        40.36%       158.94%        269.75%B

CONSUMER INDUSTRIES (LOAD ADJ.A)      36.07%       20.22%         18.11%B        36.07%       151.10%        258.58%B

CYCLICAL INDUSTRIES                   N/A          N/A           N/A             N/A          N/A            25.77%B

CYCLICAL INDUSTRIES (LOAD ADJ.A)      N/A          N/A           N/A             N/A          N/A            21.93%B

DEFENSE AND AEROSPACE                 42.68%       27.36%         15.36%         42.68%       235.06%        317.57%

DEFENSE AND AEROSPACE (LOAD ADJ.A)    38.33%       26.58%         15.01%         38.33%       224.94%        304.97%

S&P 500                               35.01%       21.69%         17.98%         35.01%       166.84%        422.55%


A LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF EACH FUND'S 3.00% SALES CHARGE AND EACH STOCK FUND'S $7.50 TRADING FEE.
B LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (JUNE 29, 1990 FOR CONSUMER INDUSTRIES AND DEVELOPING COMMUNICATIONS; JUNE 29, 1989 FOR ENVIRONMENTAL SERVICES; APRIL 21, 1993 FOR NATURAL GAS; AND MARCH 3, 1997 FOR CYCLICAL INDUSTRIES AND NATURAL RESOURCES) THROUGH THE FISCAL PERIODS ENDED FEBRUARY 28, 1998.



                            AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS

FISCAL PERIODS ENDED
FEBRUARY 28, 1998           PAST 1 YEAR    PAST 5 YEARS   PAST 10          PAST 1 YEAR    PAST 5 YEARS    PAST 10
                                                          YEARS/LIFE OF                                   YEARS/LIFE OF
                                                          FUND                                            FUND

DEVELOPING COMMUNICATIONS   28.17%         18.55%                20.34%B  28.17%                134.20%   313.39%B

DEVELOPING COMMUNICATIONS
(LOAD ADJ.A)                24.25%         17.83%                19.83%B  24.25%                127.10%   300.91%B

ELECTRONICS                 24.15%         36.47%                24.39%   24.15%                373.28%   786.86%

ELECTRONICS (LOAD ADJ.A)    20.35%         35.63%                24.01%   20.35%                359.00%   760.18%

ENERGY                      20.40%         13.97%                11.82%   20.40%                92.27%    205.67%

ENERGY (LOAD ADJ.A)         16.71%         13.27%                11.48%   16.71%                86.42%    196.43%

ENERGY SERVICE              48.43%         25.60%                14.98%   48.43%                212.61%   303.70%

ENERGY SERVICE (LOAD ADJ.A) 43.90%         24.83%                14.62%   43.90%                203.16%   291.51%

ENVIRONMENTAL SERVICES      13.52%         8.88%                 7.49%B   13.52%                52.98%    87.16%B

ENVIRONMENTAL SERVICES
(LOAD ADJ.A)                10.04%         8.20%                 7.11%B   10.04%                48.32%    81.47%B

FINANCIAL SERVICES          41.08%         25.29%                21.62%   41.08%                208.67%   607.94%

FINANCIAL SERVICES
(LOAD ADJ.A)                36.78%         24.52%                21.25%   36.78%                199.34%   586.63%

FOOD AND AGRICULTURE        23.58%         18.95%                19.55%   23.58%                138.16%   496.21%

FOOD AND AGRICULTURE
(LOAD ADJ.A)                19.81%         18.22%                19.18%   19.81%                130.95%   478.25%

HEALTH CARE                 36.47%         29.43%                23.29%   36.47%                263.22%   711.23%

HEALTH CARE (LOAD ADJ.A)    32.31%         28.64%                22.91%   32.31%                252.25%   686.82%

HOME FINANCE                32.39%         30.34%                26.82%   32.39%                276.17%   975.96%

HOME FINANCE (LOAD ADJ.A)   28.35%         29.54%                26.43%   28.35%                264.81%   943.60%

INDUSTRIAL EQUIPMENT        25.76%         22.83%                15.55%   25.76%                179.57%   324.46%

INDUSTRIAL EQUIPMENT
(LOAD ADJ.A)                21.91%         22.08%                15.20%   21.91%                171.11%   311.66%

INDUSTRIAL MATERIALS        6.59%          12.82%                10.03%   6.59%                 82.77%    160.08%

INDUSTRIAL MATERIALS
(LOAD ADJ.A)                3.32%          12.12%                9.69%    3.32%                 77.21%    152.20%

INSURANCE                   42.81%         20.80%                20.02%   42.81%                157.24%   520.14%

INSURANCE (LOAD ADJ.A)      38.45%         20.06%                19.65%   38.45%                149.44%   501.46%

LEISURE                     47.29%         22.94%                17.80%   47.29%                180.86%   414.78%

LEISURE (LOAD ADJ.A)        42.80%         22.19%                17.44%   42.80%                172.36%   399.26%

MEDICAL DELIVERY            21.97%         24.85%                22.36%   21.97%                203.35%   652.53%

MEDICAL DELIVERY
(LOAD ADJ.A)                18.24%         24.09%                21.99%   18.24%                194.18%   629.88%

MULTIMEDIA                  42.42%         21.49%                17.91%   42.42%                164.67%   419.51%

MULTIMEDIA (LOAD ADJ.A)     38.08%         20.75%                17.55%   38.08%                156.66%   403.86%

S&P 500                     35.01%         21.69%                17.98%   35.01%                166.84%   422.55%


A LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF EACH FUND'S 3.00% SALES CHARGE AND EACH STOCK FUND'S $7.50 TRADING FEE.
B LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (JUNE 29, 1990 FOR CONSUMER INDUSTRIES AND DEVELOPING COMMUNICATIONS; JUNE 29, 1989 FOR ENVIRONMENTAL SERVICES; APRIL 21, 1993 FOR NATURAL GAS; AND MARCH 3, 1997 FOR CYCLICAL INDUSTRIES AND NATURAL RESOURCES) THROUGH THE FISCAL PERIODS ENDED FEBRUARY 28, 1998.


                             AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS

FISCAL PERIODS ENDED
FEBRUARY 28, 1998           PAST 1 YEAR     PAST 5 YEARS   PAST 10         PAST 1 YEAR     PAST 5 YEARS    PAST 10
                                                           YEARS/LIFE OF                                   YEARS/LIFE OF
                                                           FUND                                            FUND

NATURAL GAS                 8.74%                 N/A      7.47%B                 8.74%    N/A             41.90%B

NATURAL GAS (LOAD ADJ.A)    5.40%                 N/A      6.78%B                 5.40%    N/A             37.56%B

NATURAL RESOURCES           N/A                   N/A     N/A                     N/A      N/A             7.30%B

NATURAL RESOURCES
(LOAD ADJ.A)                N/A                   N/A     N/A                     N/A      N/A             4.01%B

PAPER AND FOREST PRODUCTS   15.53%               14.42%   10.86%                  15.53%   96.10%          180.35%

PAPER AND FOREST PRODUCTS
(LOAD ADJ.A)                11.99%               13.71%   10.52%                  11.99%   90.15%          171.87%

PRECIOUS METALS AND
MINERALS                    -47.55%              1.48%    -0.68%                  -47.55%  7.60%           -6.61%

PRECIOUS METALS AND
MINERALS (LOAD ADJ.A)       -49.20%              0.84%    -0.99%                  -49.20%  4.30%           -9.49%

REGIONAL BANKS              36.64%               25.93%   25.43%                  36.64%   216.75%         863.48%

REGIONAL BANKS (LOAD ADJ.A) 32.47%               25.16%   25.04%                  32.47%   207.18%         834.50%

RETAILING                   52.61%               18.74%   21.04%                  52.61%   136.07%         575.14%

RETAILING (LOAD ADJ.A)      47.96%               18.01%   20.67%                  47.96%   128.92%         554.82%

SOFTWARE AND COMPUTER
SERVICES                    35.50%               24.54%   21.92%                  35.50%   199.63%         625.79%

SOFTWARE AND COMPUTER
SERVICES (LOAD ADJ.A)       31.36%               23.78%   21.55%                  31.36%   190.56%         603.94%

TECHNOLOGY                  24.92%               24.64%   20.48%                  24.92%   200.87%         544.51%

TECHNOLOGY (LOAD ADJ.A)     21.10%               23.88%   20.11%                  21.10%   191.76%         525.10%

TELECOMMUNICATIONS          46.52%               21.21%   20.03%                  46.52%   161.65%         520.86%

TELECOMMUNICATIONS
(LOAD ADJ.A)                42.06%               20.47%   19.67%                  42.06%   153.73%         502.17%

TRANSPORTATION              41.15%               17.64%   18.77%                  41.15%   125.27%         458.46%

TRANSPORTATION (LOAD ADJ.A) 36.84%               16.91%   18.41%                  36.84%   118.44%         441.64%

UTILITIES GROWTH            36.20%               15.78%   16.22%                  36.20%   108.01%         349.64%

UTILITIES GROWTH
(LOAD ADJ.A)                32.04%               15.06%   15.87%                  32.04%   101.70%         336.09%

S&P 500                     35.01%               21.69%   17.98%                  35.01%   166.84%         422.55%

MONEY MARKET                5.26%                4.54%    5.52%                   5.26%    24.88%          71.10%

MONEY MARKET (LOAD ADJ.A)   2.10%                3.91%    5.20%                   2.10%    21.13%          65.97%

CONSUMER PRICE INDEX        1.44%                2.50%    3.39%                   1.44%    13.14%          39.57%


A LOAD-ADJUSTED RETURNS INCLUDE THE EFFECT OF EACH FUND'S 3.00% SALES CHARGE AND EACH STOCK FUND'S $7.50 TRADING FEE.
B LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS (JUNE 29, 1990 FOR CONSUMER INDUSTRIES AND DEVELOPING COMMUNICATIONS; JUNE 29, 1989 FOR ENVIRONMENTAL SERVICES; APRIL 21, 1993 FOR NATURAL GAS; AND MARCH 3, 1997 FOR CYCLICAL INDUSTRIES AND NATURAL RESOURCES) THROUGH THE FISCAL PERIODS ENDED FEBRUARY 28, 1998.
If FMR had not reimbursed certain fund expenses during these periods, total returns would have been lower.
EXPLANATION OF TERMS
TOTAL RETURN is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year. YIELD refers to the income generated by an investment in a fund over a given period of time, expressed as an annual percentage rate. When a yield assumes that income earned is reinvested, it is called an EFFECTIVE YIELD.
STANDARD & POOR'S 500 INDEX (S&P 500(registered trademark)) is a widely recognized, unmanaged index of common stocks.
Unlike each fund's returns, the total returns of the comparative index do not include the effect of any brokerage commissions, transaction fees, or other costs of investing.
THE CONSUMER PRICE INDEX is a widely recognized measure of inflation calculated by the U.S. Government.
Other illustrations of stock fund performance may show moving averages over specified periods.
The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For current performance or a free annual report, call 1-800-544-8888. TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. The money market fund, Financial Services, Home Finance, and Regional Banks are diversified funds, and each of the other stock funds is a non-diversified fund of Fidelity Select Portfolios, an open-end management investment company organized as a Massachusetts business trust on November 20, 1980. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. Fidelity will mail proxy materials in advance, including a voting card and information about the proposals to be voted on. The number of votes you are entitled to is based upon the dollar value of your investment.
FMR AND ITS AFFILIATES
The funds are managed by FMR, which handles their business affairs and chooses the stock funds' investments. Fidelity Management & Research (U.K.) Inc. (FMR U.K.), in London, England, and Fidelity Management & Research (Far East) Inc. (FMR Far East), in Tokyo, Japan, assist FMR with foreign investments for the stock funds (except American Gold). FIMM, located in Merrimack, New Hampshire has primary responsibility for providing investment management services for the money market fund.
Tom Allen is manager of Insurance, which he has managed since February 1997. Mr. Allen joined Fidelity as an analyst in 1995, after receiving his MBA from Harvard Business School. Previously, he worked as a summer intern at Massachusetts Financial Services in 1994. Before that, he was with Price Waterhouse LLP, from 1987 to 1993, finishing as an audit manager.
Ramin Arani is manager of Retailing, which he has managed since January 1997. Previously, he was an analyst. Mr. Arani joined Fidelity as a research associate in 1992, after receiving a bachelor of arts degree from Tufts University.
Audra Barranco is manager of Chemicals, which she has managed since June 1997. Ms. Barranco joined Fidelity in 1996 as an analyst, after receiving her MBA from Columbia Business School. Previously, she worked as an investment commentary writer and internal wholesaler for Pioneer Funds Distributor from 1992 to 1995.
Jean-Marc Berteaux is manager of Transportation, which he has managed since January 1997. Mr. Berteaux joined Fidelity as an analyst in 1994, after receiving his MBA from the European Institute of Business Administration (INSEAD) in France. Previously, he was an assistant vice president for the Banque National de Paris in Montreal from 1992 to 1993.
Steve Buller is manager of Environmental Services, which he has managed since December 1997. He is also an associate manager for another Fidelity fund. Mr. Buller joined Fidelity in 1992 as an analyst. From 1995 to 1997, he worked as a fixed-income analyst for Fidelity International, Limited, in London.
James Catudal is manager of Industrial Materials and Energy Services, which he has managed since August 1997 and January 1998, respectively. Mr. Catudal joined Fidelity in 1997 as a research analyst. After receiving his MBA from the Amos Tuck School at Dartmouth College in 1995, he joined State Street Research & Management as an equity analyst. Previously, he worked for Textron, McCord Winn Division, from 1987 to 1993.
Douglas Chase is manager of Consumer Industries   ,     which he has
managed since August 1997. He managed Industrial Materials from 1994 to 1997. Mr. Chase joined Fidelity as an equity analyst in 1993 after receiving his MBA from the University of Michigan. Previously, he was a consultant for Stanford Resources from 1988 to 1991.
George Domolky is manager of Precious Metals and Minerals and American Gold, both of which he has managed since February 1997. Previously, he managed Canada from 1987 to 1996 as well as another Fidelity fund. Mr. Domolky joined Fidelity in 1981.
Jeff Dorsey is manager of Multimedia and Leisure, which he has managed since December 1997 and January 1998, respectively. Since joining Fidelity in 1991, Mr. Dorsey has worked as an analyst, senior analyst, corporate strategist and manager.
Robert Ewing is manager of Financial Services, which he has managed since January 1998. He also manages another Fidelity fund. Since joining Fidelity in 1990, Mr. Ewing has worked as a research associate, analyst and manager.
Peter Fruzzetti is manager of Brokerage and Investment Management, which he has managed since February 1997. Previously, he worked as an analyst. Mr. Fruzzetti joined Fidelity as a research associate in 1993, after receiving a bachelor of science degree in finance from Boston College.
Albert Grosman is manager of Automotive, which he has managed since December 1997. Mr. Grosman joined Fidelity in 1996 as an analyst working part-time. After receiving his MBA from Columbia University in 1997, he joined Fidelity full-time. From 1993 to 1995, Mr. Grosman was self-employed as an investment manager, managing investment portfolios on a discretionary basis in Toronto, Canada.
Jamie Harmon is manager of Biotechnology, which he has managed since June 1997. Since joining Fidelity in 1995, Mr. Harmon has worked as a research associate, analyst and manager. Previously, he was a junior analyst with Essex Investment Management Co., Inc. from 1994 to 1995. Mr. Harmon received a bachelor of arts degree in government from Harvard University in 1994.
Adam Hetnarski is manager of Technology, which he has managed since March 1996. He also manages another Fidelity fund. Since joining Fidelity in 1991, Mr. Hetnarski has worked as an analyst and manager.
And   rew     Kaplan is manager of Electronics    and Developing
Communications    , which he has managed since August 1996    and
March 1998, respectively    . Mr. Kaplan joined Fidelity as an analyst
in 1995. Previously, he was an analyst with T. Rowe Price in 1994, and an associate director of consulting for Edward S. Gordon
Company   ,     in New York City   ,     from 1988 through 1993.
Doug Lober is manager of Paper and Forest Products, which he has managed since October 1997. Mr. Lober joined Fidelity in 1997 as a senior equity analyst. Previously, he was an analyst and manager at Fidelity from 1986 until 1989. Mr. Lober received his doctorate in forestry and environmental studies from Yale University in 1993, and was an assistant professor at Duke University from 1993 to 1997. Yolanda McGettigan is manager of Construction and Housing, which she has managed since December 1997. Ms. McGettigan joined Fidelity as an analyst in 1997, after receiving her MBA from the Fuqua School of Business at Duke University. Previously, she was employed as a sales representative for Robinson-Humphrey from 1994 to 1995 and a trader for Cantor Fitzgerald from 1992 to 1994.
   Kerry Nelson is manager of Medical Equipment and Systems, which she has managed since inception. Since joining Fidelity in 1995, Ms. Nelson has worked as a research associate, analyst and manager. Previously, she was an analyst with Grandview Partners, L.P., in Boston, from 1991 to 1994.
Scott Offen is manager of Food and Agriculture, which he has managed since November 1996. Previously, he managed other Fidelity funds. Since joining Fidelity in 1985, Mr. Offen has worked as an analyst and manager.
John Porter is manager of Software and Computer Services and Medical
Delivery, which he has managed since June 1997 and    January
1998, respectively. Previously, he managed another Fidelity fund. Mr. Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago. Before that, he was a product engineer for Ford Motor Company from 1991 to 1993.
Lawrence Rakers is manager of Energy and Natural Resources which he has managed since January 1997 and March 1997, respectively. He also manages another Fidelity fund. Mr. Rakers joined Fidelity as an analyst in 1993. Previously, he was a project engineer for Loral Corporation from 1986 to 1993.
Albert Ruback is manager of Cyclical Industries, which he has managed since inception. He also manages another Fidelity fund. Mr. Ruback joined Fidelity as an analyst in 1991, after receiving his MBA from Harvard Business School.
Bill Rubin is manager of Home Finance, which he has managed since October 1996. Previously, he managed another Fidelity fund. Mr. Rubin joined Fidelity as an analyst in 1994, after receiving his MBA from Harvard Business School. He was a corporate financial analyst for VLSI Technologies from 1990 to 1992.
Peter Saperstone is manager of Air Transportation and Defense and Aerospace, both of which he has managed since July 1997. Mr. Saperstone joined Fidelity as an analyst in August 1995. Previously, he was an equity research analyst at Gabelli & Company, Inc. from 1993 to 1995, and a credit analyst at National Westminster Bank USA from 1991 to 1993.
Christine Schaulat is manager of Regional Banks, which she has managed since January 1998. Ms. Schaulat joined Fidelity as a research analyst after receiving her MBA from Harvard University in 1997. Previously, she was an investment manager for Indosuez Asset Management Asia,
Limited, in Hong Kong, from 1993 to 19   95    .
Beso Sikharulidze is manager of Health Care, which he has managed since June 1997. He also manages another Fidelity fund. Mr. Sikharulidze joined Fidelity as an analyst in 1992, after receiving his MBA from Harvard University.
Michael Tarlowe is manager of Business Services and Outsourcing, which he has managed since inception. Mr. Tarlowe joined Fidelity as an analyst in 1994, after receiving a bachelor of business administration degree from the University of Michigan.
Michael Tempero is manager of Computers, which he has managed since January 1997. Previously, he managed other Fidelity funds. Mr. Tempero joined Fidelity as an analyst in 1993, after receiving his MBA from the University of Chicago. Mr. Tempero also earned a master of science degree in economics from the London School of Economics in 1992.
Nick Thakore is manager of Telecommunications and Utilities Growth, which he has managed since July 1996 and August 1997, respectively. Mr. Thakore joined Fidelity as an analyst in 1993, after earning his MBA from The Wharton School at the University of Pennsylvania. Previously, he was a real estate analyst for Prudential Properties Company from 1989 to 1991.
Victor Thay is manager of Natural Gas, which he has managed since December 1997. Mr. Thay joined Fidelity as a research associate in 1995, after receiving undergraduate degrees in political science and business administration from the University of California at Berkeley in 1995.
Simon Wolf is manager of Industrial Equipment which he has managed since August 1997. Mr. Wolf joined Fidelity in 1996 as a research associate. Previously, he worked for Salomon Brothers as an analyst and high yield research assistant analyst from 1993 to 1996. Mr. Wolf received a bachelor of science in economics degree from The Wharton School at the University of Pennsylvania in 1992.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Service Company, Inc. (FSC) performs transfer agent servicing functions for each fund.
FMR Corp. is the ultimate parent company of FMR, FIMM, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
   As of February 28, 1998, approximately 31.32% of Select Cyclical Industries Fund's total outstanding shares were held by FMR.
FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
Each stock fund seeks capital appreciation by concentrating its investments in the securities of companies in a particular industry or group of industries. Under normal conditions, each fund will invest at least 80% of its assets in securities of companies principally engaged in the business activities of its named industry or group of industries. For this purpose American Gold, Natural Resources, and Precious Metals and Minerals treat investments in precious metals and instruments whose value is linked to the price of precious metals, as investments in their named industries. The stock funds will invest primarily in equity securities, although they may invest in other types of instruments as well.
An issuer is considered to be principally engaged in a business activity if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. For Brokerage and Investment Management and Financial Services, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for those funds. It is important to note that in many cases, the focus of one stock fund differs only slightly from another, so they may invest in many of the same securities.
The stock funds may involve significantly greater risks and therefore may experience greater volatility than a mutual fund that does not concentrate its investments. Because of their narrow focus, each fund's performance is closely tied to and affected by, its industry or group of industries. Companies in an industry are often faced with the same obstacles, issues, or regulatory burdens, and their securities may react similarly to and move in unison with these or other market conditions. This is especially true for funds with a particularly narrow industry focus. Also because the funds (except Financial Services, Home Finance, and Regional Banks) are non-diversified, they are further exposed to increased volatility. Non-diversified funds may have greater investments in a single issuer than diversified funds, so the performance of a single issuer can have a substantial impact on a fund's share price. Finally, the funds' strategies in seeking to achieve their investment objectives may lead to investments in smaller companies. Securities of smaller companies, especially those whose business involves emerging products or concepts, may be more volatile due to their limited product lines, markets, or financial resources; or their susceptibility to major setbacks or downturns.
The value of the funds' domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and economic risk, as well as exposure to currency fluctuations.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. Of course, when you sell your shares of a fund, they may be worth more or less than what you paid for them.
FMR normally invests each fund's assets according to its investment strategy. When FMR considers it appropriate for defensive purposes, each stock fund may temporarily invest substantially in investment-grade debt securities.
AIR TRANSPORTATION PORTFOLIO invests primarily in companies engaged in the regional, national, and international movement of passengers, mail, and freight via aircraft. These companies may include, for example, airlines, air cargo and express delivery operators, airfreight forwarders, and companies that provide equipment or services to these companies, such as aviation service firms and manufacturers of aeronautical equipment.
The profitability of air transportation companies is substantially influenced by competition within the industry, domestic and foreign economies and government regulation, and the price of fuel. Additionally, the industry is still feeling the effects of deregulation.
AMERICAN GOLD PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals. The fund focuses on North, Central, and South American
companies engaged in gold-related activities.    In addition to
investments in those companies, the fund's     focus include   s
investments in     gold bullion or coins and securities indexed to the
price of gold as well as, to a lesser degree, other precious metals in
the form of bullion, coins,    and     securities indexed to the price
of precious metals. The fund may also invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold-related activities.
The price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions
between countries.    Because     much of the world's gold reserves
are located in South Africa, the social and economic conditions there can affect gold and gold-related companies located elsewhere. The price of gold bullion or coins is closely tied to broad economic and political conditions.
   For the fund to qualify as a regulated investment company u    nder
current federal tax law, gains from selling precious metals may not
exceed 10% of the fund's gross income    for its taxable year    .
This tax requirement could cause the fund to hold or sell    precious
metals     or securities when it would not otherwise do so.
AUTOMOTIVE PORTFOLIO invests primarily in companies engaged in the manufacture, marketing, or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services. These companies may include, for example, companies involved with the manufacture and distribution of vehicles, vehicle parts and tires (either original equipment or for the aftermarket) and companies involved in the retail sale of vehicles, parts or tires. In addition, the fund may invest in companies that provide automotive-related services to manufacturers, distributors or consumers.
The automotive industry is highly cyclical and companies in the industry may suffer periodic operating losses. While most of the major manufacturers are large, financially strong companies, some are smaller manufacturers that have a non-diversified product line or customer base.
BIOTECHNOLOGY PORTFOLIO invests primarily in companies engaged in the research, development, and manufacture of various biotechnological products, services, and processes. These companies may include, for example, companies involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and in companies that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.
The description of the biotechnology sector will be interpreted broadly by FMR, and may include applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals (e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry (e.g., biochips, fermentation, enhanced mineral recovery). Biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements. In addition, many of these companies may not yet offer products and may have persistent losses or erratic revenue patterns.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services. The fund does not invest in securities of FMR or its affiliated companies. Under SEC regulations the fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the industry and the fund. Changes in regulations, brokerage commission structure, stock and bond market activity, and the competitive environment, combined with the operating leverage inherent in companies in these industries, can produce erratic returns over time.
BUSINESS SERVICES AND OUTSOURCING invests primarily in companies that provide business-related services to companies and other organizations. Business-related services may include for example, data processing, consulting, outsourcing, temporary employment, market research or database services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying. Typically, these services are provided on a contract or fee basis.
The success of companies that provide business-related services is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost effective means to meet their economic goals. Competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, also may have a significant impact on the financial condition of companies in the business services and outsourcing industry.
CHEMICALS PORTFOLIO invests primarily in companies engaged in the research, development, manufacture, or marketing of products or services related to the chemical process industries. These products may include, for example, synthetic and natural materials, such as basic and intermediate organic and inorganic chemicals, plastics, synthetic fibers, fertilizers, industrial gases, flavorings, fragrances, biological materials, catalysts, carriers, additives, and process aids. The fund may also invest in companies providing design, engineering, construction, and consulting services to companies engaged in chemical processing.
Companies in the chemical processing industries are subject to intense competition, product obsolescence, and significant governmental regulation. As regulations are developed and enforced, such companies may be required to alter or cease production of a product, to pay fines, or to pay for cleaning up a disposal site. In addition, chemical companies face unique risks associated with handling hazardous products.
COMPUTERS PORTFOLIO invests primarily in companies engaged in research, design, development, manufacture, or distribution of products, processes, or services that relate to currently available or experimental hardware technology within the computer industry. The fund may invest in companies that provide products or services such as computer and office equipment wholesalers, software retailers, data processors, robotics, and designers of artificial intelligence. Competitive pressures and changing domestic and international demand may have a significant effect on the financial condition of companies in the computer industry. Companies in the computer industry spend heavily on research and development and are sensitive to the risk of product obsolescence.
CONSTRUCTION AND HOUSING PORTFOLIO invests primarily in companies engaged in the design and construction of residential, commercial, industrial, and public works facilities, as well as companies engaged in the manufacture, supply, distribution, or sale of products or services to these construction industries. Examples of companies engaged in these activities include companies that produce basic building materials such as cement, aggregates, gypsum, timber, and wall and floor coverings; that supply home furnishings; and that provide engineering or contracting services. The fund also may invest in companies involved in real estate development and construction financing such as homebuilders, architectural and design firms, and property managers, and in companies involved in the home improvement and maintenance industry, including building material retailers and distributors, household service firms, and those companies that supply such companies.
Companies in these industries may be affected by a variety of factors such as government spending on housing subsidies, public works, and transportation facilities, as well as changes in interest rates, consumer confidence and spending, taxation, demographic patterns, the level of new and existing home sales, and other economic activity. CONSUMER INDUSTRIES PORTFOLIO invests primarily in companies engaged in the manufacture and distribution of goods to consumers both domestically and internationally. These companies may include, for example, companies that manufacture or sell durable goods such as homes, cars, boats, major appliances, and personal computers. The fund also may invest in companies that manufacture, wholesale, or retail non-durable goods such as food, beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports). In addition, the fund may invest in companies that provide consumer products and services such as lodging, child care, convenience stores, and car rentals.
The success of consumer product manufacturers and retailers is closely tied to the performance of the overall economy, interest rates, competition, and consumer confidence. Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes can also affect the demand for, and success of, consumer products in the marketplace.
CYCLICAL INDUSTRIES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries. These may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.
Many companies in these industries are significantly affected by general economic trends including employment, economic growth, and interest rates. Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of, for example, over-building or economic downturns. During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses. Furthermore, a company in the cyclical industries may be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
DEFENSE AND AEROSPACE PORTFOLIO invests primarily in companies engaged in the research, manufacture, or sale of products or services related to the defense or aerospace industries. For example, the fund may invest in companies that provide the following products or services: air transport; defense electronics; aircraft or spacecraft production; missile design; data processing or computer-related services; communications systems; research; development and manufacture of military weapons and transportation; general aviation equipment, missiles, space launch vehicles, and spacecraft; units for guidance, propulsion, and control of flight vehicles; and equipment components and airborne and ground-based equipment essential to the testing, operation, and maintenance of flight vehicles.
The financial condition of companies in the industries and investor interest in these companies are heavily influenced by government defense and aerospace spending policies. Defense spending is currently under pressure from efforts to control the U.S. budget deficit. DEVELOPING COMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture, or sale of emerging communications services or equipment. Emerging communications are those which derive from new technologies or new applications of existing technologies. For example, the fund may invest in companies involved in cellular communications, software development, video conferencing, or data processing. The fund places less emphasis on traditional communications companies such as large long distance carriers.
Products or services provided by this industry may be in the development stage and can face risks such as failure to obtain financing or regulatory approval, intense competition, product incompatibility, consumer preferences, and rapid obsolescence. ELECTRONICS PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards, and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors. This may include companies involved in all aspects of the electronics business and in new technologies or specialty areas such as defense electronics, advanced design and manufacturing technologies, or lasers.
Many of the products offered by companies engaged in the design, production, or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.
ENERGY PORTFOLIO invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. For example, the fund may invest in companies that produce, transmit, market, distribute or measure energy; companies involved in providing products and services to companies in the energy field; and companies involved in the exploration of new sources of energy, conservation, and energy-related pollution control.
Securities of companies in the energy field are subject to changes in value and dividend yield which depend largely on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies.
ENERGY SERVICE PORTFOLIO invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity, and coal, and newer sources of energy such as nuclear, geothermal, oil shale, and solar power. For example, the fund may invest in companies providing services such as onshore or offshore drilling; companies involved in production and well maintenance; companies involved in exploration engineering, data and technology; companies involved in energy transport; and companies involved in equipment and plant design or construction. In addition, the fund may invest in companies that provide products and services to these companies.
Energy service firms are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions will likewise affect the performance of these companies.
ENVIRONMENTAL SERVICES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture, or distribution of products, processes, or services related to waste management or pollution control. Such products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including waste-to-energy and recycling; remedial project efforts, including groundwater and underground storage tank decontamination, asbestos cleanup and emergency cleanup response; and the detection, analysis, evaluation, and treatment of both existing and potential environmental problems including, among others, contaminated water, air pollution, and acid rain. The fund may also invest in companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.
Securities of companies in the environmental services field can be impacted by legislation, government regulations, and enforcement policies. As regulations are developed and enforced, companies may be required to alter or cease production of a product or service. In addition, hazardous materials may be involved, and companies can face significant liability risk.
FINANCIAL SERVICES PORTFOLIO invests primarily in companies that provide financial services to consumers and industry. Examples of companies in the financial services sector include commercial banks, savings and loan associations, brokerage companies, insurance companies, real estate and leasing companies, and companies that span across these segments. Under SEC regulations, the fund may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the sector. Insurance companies may be subject to severe price competition. Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the sector and the fund.
FOOD AND AGRICULTURE PORTFOLIO invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies. For example, the fund may invest in companies that sell products and services such as meat and poultry processors, grocery stores, and restaurants; companies that manufacture and distribute products such as soft drinks, pet foods, wood products, tobacco, and agricultural machinery; and companies engaged in the development of new technologies such as improved hybrid seeds.
The food and agriculture field is impacted by supply and demand, which may be affected by demographic and product trends, food fads, marketing campaigns, and environmental factors. In the United States, the agricultural products industry is subject to regulation by numerous government agencies.
HEALTH CARE PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine. Companies in the health care sector may include, for example, pharmaceutical companies, companies involved in research and development, companies involved in the operation of health care facilities, and other companies involved in the design, manufacture, or sale of health care-related products or services.
Many of these companies are subject to government regulation and approval of their products and services, which could have a significant effect on their price and availability. Furthermore, the types of products or services produced or provided by these companies may quickly become obsolete.
HOME FINANCE PORTFOLIO invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans. These companies may also offer discount brokerage services, insurance products, leasing services, and joint venture financing. For example, the fund may invest in mortgage banking companies, real estate investment trusts, banks, and other depository institutions.
The residential real estate finance industry has changed rapidly over the last decade and is expected to continue to change. Regulatory changes at federally insured institutions, in response to a high failure rate, have mandated higher capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home finance. Regulatory changes, interest rate movements, home mortgage demand, and residential delinquency trends will affect the industry.
INDUSTRIAL EQUIPMENT PORTFOLIO invests primarily in companies engaged in the manufacture, distribution, or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industrial machinery, farm equipment, and computers), parts suppliers, and subcontractors. For example, the fund may invest in companies that provide service establishment, railroad, textile, farming, mining, oilfield, semiconductor, and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation or machine tools; cable equipment companies; and office automation companies.
The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels, which are influenced by an individual company's profitability and broader factors such as interest rates and foreign competition. The industrial sector may also be affected by economic cycles, technical progress, labor relations, and government regulations.
INDUSTRIAL MATERIALS PORTFOLIO invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. These materials and goods may include, for example, chemicals, metals, textiles, and wood products. The fund may also invest in mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.
Many companies in the industrial sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of industrial materials has exceeded demand as a result of over-building or economic downturns, leading to poor investment returns or losses. Other risks may include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
INSURANCE PORTFOLIO invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance. For example, the fund may invest in companies that provide a specific type of insurance, such as life or health insurance, those that offer a variety of insurance products, and those that provide insurance services such as brokers and claims processors.
Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition. Certain types of insurance may be impacted by events or trends such as natural catastrophes, mortality rates, or recessions. Companies may be exposed to material risks including a shortage of cash reserves, the inability to collect from reinsurance carriers, liability for the coverage of environmental clean-up costs from past years, and as yet unanticipated liabilities. Also, insurance companies are subject to extensive governmental regulation, and can be adversely affected by proposed or potential tax law changes.
LEISURE PORTFOLIO invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries. The fund may invest in companies that provide goods or services such as television and radio broadcast or manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, tobacco products and gaming casinos.
Securities of companies in the leisure industries may be considered speculative and generally exhibit greater volatility than the overall market. Many companies have unpredictable earnings, due in part to changing consumer tastes and intense competition. The industries have reacted strongly to technological developments and to the threat of government regulation.
MEDICAL DELIVERY PORTFOLIO invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services. For example, the fund may invest in companies that operate acute care, psychiatric, teaching, or specialized treatment hospitals, as well as home health care providers, medical equipment suppliers, and companies that provide related services.
Federal and state governments provide a substantial percentage of revenues to health care service providers via Medicare and Medicaid. These sources are subject to extensive governmental regulation, and appropriations are a continued source of debate. The administration is currently examining the health care industry to determine whether government funds are spent appropriately and to ensure that adequate health care is available to everyone.
The demand for health care services should increase as the population ages. However, studies have shown the ability of health care providers to curtail unnecessary hospital stays and reduce costs. These changes could alter the health care industry, focusing it more on home care and placing less emphasis on inpatient revenues as a source of profit.
       MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO    invests primarily in
companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies. For example, the fund may invest in companies involved in the design and manufacture of medical equipment and devices, drug delivery technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics.
   Companies in this industry may be affected by Patient considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.
MULTIMEDIA PORTFOLIO invests primarily in companies engaged in the development, production, sale, and distribution of goods or services used in the broadcast and media industries. The fund may invest in advertising companies; broadcasting companies; theaters; film studios; publishing, printing, cable television and video companies and equipment providers; companies involved in emerging technologies such as cellular communications; and other companies involved in the ownership, operation, or development of media products or services. Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting. As a result, competitive pressures are intense and the securities of these companies are subject to increased price volatility. Federal Communications Commission rules govern the concentration of investment in AM, FM, or TV stations, limiting investment alternatives.
NATURAL GAS PORTFOLIO invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors. These companies may include, for example, companies participating in gas research, exploration, or refining, companies working toward technological advances in the natural gas field, and other companies providing products or services to the field.
The companies in the natural gas field are subject to changes in price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other regulatory policies of domestic and foreign governments.
NATURAL RESOURCES PORTFOLIO invests primarily in companies that own or develop natural resources, or supply goods and services to such companies. These may include companies involved either directly or through subsidiaries in exploring, mining, refining, processing, transporting, fabricating, dealing in, or owning natural resources. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, forest products, real estate, food, textile and tobacco products, and other basic
commodi   ties. The fund may also invest in precious metals and
instruments w    hose value is linked to the price of precious metals.
Securities of companies in the natural resources sector are subject to swift price and supply fluctuations that may be caused by events relating to international political and economic developments, energy conservation, the success of exploration projects, and tax and other governmental regulatory policies. Investments in precious metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. PAPER AND FOREST PRODUCTS PORTFOLIO invests primarily in companies engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials (such as lumber and paneling products), and other products related to the paper and forest products industry. The fund may invest in diversified companies with operations in the aforementioned areas. For example, the fund may invest in paper production and office product companies, printers, and publishers.
The success of these companies depends on the health of the economy, worldwide production capacity for the industry's products, and interest rate levels, which may affect product pricing, costs, and operating margins. These variables also affect the level of industry and consumer capital spending for paper and forest products.
PRECIOUS METALS AND MINERALS PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals. In addition to investments in those companies, the fund's focus includes investments in precious metals such as gold, silver, and platinum, coins, and securities indexed to the price of gold or other precious metals. The fund may also invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold-related activities.
The price of precious metals is affected by broad economic and political conditions. For example, the price of gold and other precious metal mining securities can face substantial short-term volatility caused by international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, or trade restrictions between countries.
   Because     much of the world's gold reserves are located in South
Africa, the social and economic conditions there can affect gold and gold-related companies located elsewhere.
   For the fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause the fund to hold or sell precious metals or securities when it would not otherwise do so.
REGIONAL BANKS PORTFOLIO invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. These companies concentrate their operations in a specific part of the country and may include, for example, state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System. The fund may own securities of U.S. institutions whose deposits are not insured by the federal government.
Legislation is currently being considered which would reduce the separation between commercial and investment banking businesses. If enacted this could significantly impact the industry and the fund.
As the services offered by banks expand, banks are becoming more exposed to well-established competitors. This exposure has also increased due to the erosion of historical distinctions between regional banks and other financial institutions. Increased competition may result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks. In addition, general economic conditions are important to regional banks which face exposure to credit losses and dependence on interest rate activity.
RETAILING PORTFOLIO invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers. These companies may include, for example, drug and department stores; suppliers of goods and services for homes, home improvements and yards; food, clothing, jewelry, electronics and computer retailers; motor vehicle and marine dealers; warehouse membership clubs; mail order operations; and companies involved in alternative selling methods.
The success of retailing companies is closely tied to consumer spending, which is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive, and a company's success is often tied to its ability to anticipate changing consumer tastes.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services. These companies may include, for example, companies that design products such as systems-level software to run the basic functions of a computer; or applications software for one type of work; and consulting, communications, and related services. Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services industries. For example, an increasing number of companies and new product offerings can lead to price cuts and slower selling cycles. TECHNOLOGY PORTFOLIO invests primarily in companies which FMR believes have, or will develop, products, processes, or services that will provide or will benefit significantly from technological advances and improvements. These companies may include, for example, companies that develop, produce or distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors.
   Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.
TELECOMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment. Companies in the telecommunications field may range from traditional local and long-distance telephone service or equipment providers to companies involved in new technologies such as cellular telephone or paging services, fiber-optics, and semiconductors.
Telephone operating companies are subject to both federal and state regulations governing rates of return and services that may be offered. Many companies in the industry fiercely compete for market share. Although telephone companies usually pay an above-average dividend, the fund's investment decisions are primarily based on growth potential and not on income.
TRANSPORTATION PORTFOLIO invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. Transportation services may include, for example, companies involved in the movement of freight or people such as airline, railroad, ship, truck and bus companies; equipment manufacturers (including makers of trucks, automobiles, planes, containers, railcars or other modes of transportation and related products); parts suppliers; and companies involved in leasing, maintenance, and transportation-related services. Transportation stocks are cyclical and have occasional sharp price movements which may result from changes in the economy, fuel prices, labor agreements, and insurance costs. The United States has been deregulating these industries, but it is uncertain whether this trend will continue and what its effect will be.
UTILITIES GROWTH PORTFOLIO invests primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations. These may include, for example, companies that manufacture, produce, sell, or transmit gas or electric energy; water supply, waste disposal and sewerage, and sanitary service companies; and companies involved in telephone, satellite, and other communication fields.
Public utility stocks have traditionally produced above-average dividend income, but the fund's investments are based on growth potential. The fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935. The public utilities industries may be subject to broad risks resulting from governmental regulation, financing difficulties, supply and demand of services or fuel, and special risks associated with natural resource conservation. MONEY MARKET PORTFOLIO seeks to earn a high level of current income while maintaining a stable $1.00 share price by investing in high-quality, short-term money market securities. The fund invests only in high-quality U.S. dollar-denominated money market securities of domestic and foreign issuers, including U.S. Government securities and repurchase agreements. The fund may also enter into reverse repurchase agreements.
The fund earns income at current money market rates. It stresses preservation of capital, liquidity, and income, and does not seek the higher yields or capital appreciation that more aggressive investments may provide. The fund's yield will vary from day to day and generally reflects current short-term interest rates and other market conditions.
The fund complies with industry-standard requirements for the quality, maturity, and diversification of its investments, which are designed to help maintain a stable $1.00 share price. Of course, there is no guarantee that the fund will maintain a stable $1.00 share price. The fund will purchase only high-quality securities that FMR believes present minimal credit risks and will observe maturity restrictions on securities it buys. In general, securities with longer maturities are more vulnerable to price changes, although they may provide higher yields. It is possible that a major change in interest rates or a default on the fund's investments could cause its share price (and the value of your investment) to change.
SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are detailed in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, call 1-800-544-8888.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 100% of total assets, each of Financial Services, Home Finance, and Regional Banks may not purchase more than 10% of the outstanding voting securities of a single issuer. Utilities Growth may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935. Each of Brokerage and Investment Management and Financial Services may not invest more than 5% of its total assets in the equity securities of any company that derives more than 15% of its revenues from brokerage or investment management activities.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest, and must repay the amount borrowed at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.
Debt securities have varying levels of sensitivity to changes in interest rates and varying degrees of credit quality. In general, bond prices rise when interest rates fall, and fall when interest rates rise. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes.
In addition, bond prices are also affected by the credit quality of the issuer. Investment-grade debt securities are medium- and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.
   RESTRICTIONS:     Purchase of a debt security is consistent with a
stock fund's debt quality policy if it is rated at or above the stated level by Moody's Investors Service or rated in the equivalent categories by S&P, or is unrated but judged to be of equivalent quality by FMR. Each stock fund currently intends to limit its investments in lower than Baa-quality debt securities (sometimes called "junk bonds") to 5% of its assets.
MONEY MARKET SECURITIES are high-quality, short-term instruments issued by the U.S. Government, corporations, financial institutions, and other entities. These securities may carry fixed, variable, or floating interest rates. Money market securities may be structured or may employ a trust or similar structure so that they are eligible investments for money market funds. If the structure does not perform as intended, adverse tax or investment consequences may result.
U.S. GOVERNMENT MONEY MARKET SECURITIES are short-term debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by Fannie Mae are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit and liquidity enhancement, including letters of credit, guarantees, puts and demand features, and insurance, provided by foreign or domestic entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political, economic, or regulatory conditions in foreign countries; fluctuations in foreign currencies; withholding or other taxes; trading, settlement, custodial, and other operational risks; and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in emerging markets, more volatile and potentially less liquid than U.S. investments. ASSET-BACKED SECURITIES include interests in pools of mortgages, loans, receivables, or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. The risks associated with stripped securities are similar to those of other money market securities, although stripped securities may be more volatile. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. OTHER MONEY MARKET SECURITIES may include commercial paper, certificates of deposit, bankers' acceptances, and time deposits.
PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features, standby commitments, and tender options are types of put features.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, and purchasing indexed securities.
FMR can use these practices to adjust the risk and return characteristics of a fund's portfolio of investments. If FMR judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: A fund may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS are trading practices in which payment and delivery for the security take place at a later date than is customary for that type of security. The market value of the security could change during this period.
FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
RESTRICTIONS: Under normal conditions, the money market fund intends to invest at least 25% of its assets in securities of companies in the financial services industry.
OTHER INSTRUMENTS may include securities of closed-end investment companies and real estate-related instruments.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investments could cause its share price to change.
RESTRICTIONS: The money market fund does not currently intend to invest in a money market fund.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry. A fund that is not diversified may be more sensitive to changes in the market value of a single issuer or industry.
RESTRICTIONS: The stock funds (except Financial Services, Home Finance, and Regional Banks) are considered non-diversified. Generally, to meet federal tax requirements at the close of each quarter, each stock fund does not invest more than 25% of its total assets in any one issuer and, with respect to 50% of total assets, does not invest more than 5% of its total assets in any one issuer. These limitations do not apply to U.S. Government securities or to securities of other investment companies.
Each of Financial Services, Home Finance, and Regional Banks, with respect to 75% of its total assets, may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer. This limitation does not apply to U.S. Government securities. The money market fund may not invest more than 5% of its total assets in any one issuer, except that it may invest up to 25% of its total assets in certain other money market funds and in the highest-quality securities of a single issuer for up to three business days. This
limitation does not apply to U.S. Government securities   .
   With the exception of American Gold, Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, Natural Resources, and Precious Metals and Minerals, each stock fund normally invests at least 80%, but always at least 25%, of its assets in securities of companies principally engaged in the business activities identified for that fund. Each of Natural Resources and Precious Metals and Minerals normally invests at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund, precious metals, and instruments whose value is linked to the price of precious metals. American Gold normally invests at least 80% of its assets in securities of North, Central, and South American companies engaged in gold-related activities, and in gold bullion or coins, and instruments whose value is linked to the price of gold. Each of American Gold and Precious Metals and Minerals invests at least 25% of its assets in securities of companies principally engaged in the business activities identified for the fund. Each of Business Services and Outsourcing, Cyclical Industries, and Medical Equipment and Systems normally invests at least 80% of its assets in securities of companies principally engaged in the business activities identified for the fund. Each of Business Services and Outsourcing, Cyclical Industries, Medical Equipment and Systems, and Natural Resources invests at least 25% of its total assets in securities of companies principally engaged in the business activities identified for the fund.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a stock fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 331/3% of its total assets. The money market fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 331/3% of its total assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
AIR TRANSPORTATION PORTFOLIO invests primarily in companies engaged in the regional, national and international movement of passengers, mail, and freight via aircraft.
1.AMERICAN GOLD PORTFOLIO invests primarily in companies engaged in exploration, mining, processing, or dealing in gold, or, to a lesser degree, in silver, platinum, diamonds, or other precious metals and minerals.
AUTOMOTIVE PORTFOLIO invests primarily in companies engaged in the manufacture, marketing or sale of automobiles, trucks, specialty vehicles, parts, tires, and related services.
BIOTECHNOLOGY PORTFOLIO invests primarily in companies engaged in the research, development, and manufacture of various biotechnological products, services and processes.
2.BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO invests primarily in companies engaged in stock brokerage, commodity brokerage, investment banking, tax-advantaged investment or investment sales, investment management, or related investment advisory services.
BUSINESS SERVICES AND OUTSOURCING invests primarily in companies that provide business-related services to companies and other organizations.
CHEMICALS PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or marketing of products or services related to the chemical process industries.
COMPUTERS PORTFOLIO invests primarily in companies engaged in research, design, development, manufacture or distribution of products, processes or services that relate to currently available or experimental hardware technology within the computer industry. CONSTRUCTION AND HOUSING PORTFOLIO invests primarily in companies engaged in the design and construction of residential, commercial, industrial and public works facilities, as well as companies engaged in the manufacture, supply, distribution or sale of products or services to these construction industries.
CONSUMER INDUSTRIES PORTFOLIO invests primarily in companies engaged in the manufacture and distribution of goods to consumers both domestically and internationally.
CYCLICAL INDUSTRIES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture, distribution, supply, or sale of materials, equipment, products or services related to cyclical industries.
DEFENSE AND AEROSPACE PORTFOLIO invests primarily in companies engaged in the research, manufacture or sale of products or services related to the defense or aerospace industries.
DEVELOPING COMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture or sale of emerging communications services or equipment.
ELECTRONICS PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of electronic components (semiconductors, connectors, printed circuit boards and other components); equipment vendors to electronic component manufacturers; electronic component distributors; and electronic instruments and electronic systems vendors.
ENERGY PORTFOLIO invests primarily in companies in the energy field, including the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
ENERGY SERVICE PORTFOLIO invests primarily in companies in the energy service field, including those that provide services and equipment to the conventional areas of oil, gas, electricity and coal, and newer sources of energy such as nuclear, geothermal, oil shale and solar power.
ENVIRONMENTAL SERVICES PORTFOLIO invests primarily in companies engaged in the research, development, manufacture or distribution of products, processes or services related to waste management or pollution control.
3.FINANCIAL SERVICES PORTFOLIO invests primarily in companies that provide financial services to consumers and industry. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer; and with respect to 100% of total assets, the fund may not purchase more than 10% of the outstanding voting securities of a
single issuer.    These limitations do not apply to U.S. Government
securities.
FOOD AND AGRICULTURE PORTFOLIO invests primarily in companies engaged in the manufacture, sale, or distribution of food and beverage products, agricultural products, and products related to the development of new food technologies.
HEALTH CARE PORTFOLIO invests primarily in companies engaged in the design, manufacture, or sale of products or services used for or in connection with health care or medicine.
HOME FINANCE PORTFOLIO invests primarily in companies engaged in investing in real estate, usually through mortgages and other consumer-related loans. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer; and with respect to 100% of total assets, the fund may not purchase more than 10% of the
outstanding voting securities of a single issuer.    These limitations
do not apply to U.S. Government securities.
INDUSTRIAL EQUIPMENT PORTFOLIO invests primarily in companies engaged in the manufacture, distribution or service of products and equipment for the industrial sector, including integrated producers of capital equipment (such as general industry machinery, farm equipment, and computers), parts suppliers and subcontractors.
INDUSTRIAL MATERIALS PORTFOLIO invests primarily in companies engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods used in the industrial sector. INSURANCE PORTFOLIO invests primarily in companies engaged in underwriting, reinsuring, selling, distributing, or placing of property and casualty, life, or health insurance.
LEISURE PORTFOLIO invests primarily in companies engaged in the design, production, or distribution of goods or services in the leisure industries.
MEDICAL DELIVERY PORTFOLIO invests primarily in companies engaged in the ownership or management of hospitals, nursing homes, health maintenance organizations, and other companies specializing in the delivery of health care services.
       MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO    invests primarily in
companies engaged in research, development, manufacture, distribution, supply or sale of medical equipment and devices and related technologies.
MULTIMEDIA PORTFOLIO invests primarily in companies engaged in the development, production, sale and distribution of goods or services used in the broadcast and media industries.
NATURAL GAS PORTFOLIO invests primarily in companies engaged in the production, transmission, and distribution of natural gas, and involved in the exploration of potential natural gas sources, as well as those companies that provide services and equipment to natural gas producers, refineries, cogeneration facilities, converters, and distributors.
4.NATURAL RESOURCES PORTFOLIO invests primarily in companies that own or develop natural resources, or supply goods and services to such companies.
PAPER AND FOREST PRODUCTS PORTFOLIO invests primarily in companies engaged in the manufacture, research, sale, or distribution of paper products, packaging products, building materials (such as lumber and paneling products), and other products related to the paper and forest products industry.
5.PRECIOUS METALS AND MINERALS PORTFOLIO invests primarily in companies engaged in exploration, mining, processing or dealing in gold, silver, platinum, diamonds or other precious metals and minerals.
REGIONAL BANKS PORTFOLIO invests primarily in companies engaged in accepting deposits and making commercial and principally non-mortgage consumer loans. With respect to 75% of total assets, the fund may not purchase a security if, as a result, more than 5% would be invested in the securities of any one issuer; and with respect to 100% of total assets, the fund may not purchase more than 10% of the outstanding
voting securities of a single issuer.    These limitations do not
apply to U.S. Government securities.
RETAILING PORTFOLIO invests primarily in companies engaged in merchandising finished goods and services primarily to individual consumers.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO invests primarily in companies engaged in research, design, production or distribution of products or processes that relate to software or information-based services.
TECHNOLOGY PORTFOLIO invests primarily in companies which FMR believes have, or will develop, products, processes or services that will provide or will benefit significantly from technological advances and improvements.
TELECOMMUNICATIONS PORTFOLIO invests primarily in companies engaged in the development, manufacture, or sale of communications services or communications equipment.
TRANSPORTATION PORTFOLIO invests primarily in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment. UTILITIES GROWTH PORTFOLIO invests primarily in companies in the public utilities industry and companies deriving a majority of their revenues from their public utility operations.
MONEY MARKET PORTFOLIO seeks to provide high current income, consistent with preservation of capital and liquidity, by investing in a broad range of high quality money market instruments. At all times, 80% or more of the fund's assets will be invested in money market instruments. The fund will invest more than 25% of its total assets in the financial services industry. The fund may borrow only for temporary or emergency purposes, or engage in reverse repurchase agreements, but not in an amount exceeding 33% of its total assets. EACH STOCK FUND seeks capital appreciation.
With the exception of Business Services and Outsourcing, Cyclical
Industries,    Medical Equipment and Systems,     and Natural
Resources, each stock fund seeks to achieve its investment objective by investing primarily in equity securities, including common stocks and securities convertible into common stocks, and for American Gold and Precious Metals and Minerals, in certain precious metals. Normally, for each stock fund (except American Gold, Business Services
and Outsourcing, Cyclical Industries,    Medical Equi    pment and
Systems, Natural Resources, and Precious Metals and Minerals) at least 80%, and in no event less than 25%, of its assets will be invested in securities of companies principally engaged in the business activities identified for that fund. Normally at least 80% of American Gold's assets will be invested in securities of North, Central and South American companies engaged in gold-related activities, and in gold bullion or coins. Under normal conditions, Precious Metals and Minerals will invest at least 80% of its assets in (i) securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and (ii) precious metals. Each of American Gold and Precious Metals and Minerals invests at least 25% of its assets in securities of companies principally engaged in the business activities identified for the fund. Each of Business Services and Outsourcing,
Cyclical Industries   , Medical Equipment and Systems, a    nd Natural
Resources invests at least 25% of its total assets in securities of companies principally engaged in the business activities identified for the fund.
For the purposes of the policies for each stock fund (except Business
Services and Outsourcing, Cyclical Industries,    Medical Equipment
and Systems    , and Natural Resources), a company is considered to be
"principally engaged" in a designated business activity if at least 50% of its assets, gross income, or net profits are committed to, or derived from, that activity. For Brokerage and Investment Management and Financial Services, an issuer that derives more than 15% of revenues or profits from brokerage or investment management activities is considered to be principally engaged in the business activities identified for those funds. For each stock fund (except Business
Services and Outsourcing, Cyclical Industries,    Medical Equipment
and Systems, and Natural Resources), FMR does not pla    ce any
emphasis on income when selecting securities, except when it believes that income may have a favorable effect on a security's market value. When FMR considers it appropriate for defensive purposes, each stock fund (except Business Services and Outsourcing, Cyclical Industries,
   Medical Equipme    nt and Systems, and Natural Resources) may
temporarily invest substantially in investment-grade debt securities. EACH STOCK FUND may borrow only for temporary or emergency purposes, but not in an amount exceeding 33% of its total assets.
Loans, in the aggregate, for each fund, may not exceed 33% of total assets.
BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse the funds for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EACH STOCK FUND'S management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an
individual fund fee rate,    dividing by twelve,     and multiplying
the result by the respective fund's average net assets    throughout
the month.
THE MONEY MARKET FUND'S management fee is calculated    and paid to
FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve and multiplying the result by the fund's average net assets throughout the month,
    and    then     adding an income-based fee.
   The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot use above 0.52% for each stock fund or 0.37% for the money market fund, and it drops as total assets under management increase.
   For February 1998, the group fee rate for the stock funds was 0.2917%, and the group fee rate for the money market fund was 0.1357%. The individual fund fee rate for each stock fund is 0.30%. The individual fund fee rate for the money market fund is 0.03%. The income-based fee for the money market fund is 6% of the fund's gross income in excess of a 5% yield and cannot rise above 0.24% of the fund's average net assets.
   The total management fee for each fund, as a percentage of each fund's average net assets for the fiscal year ended February 28, 1998, is shown in the table on page .
FMR HAS SUB-ADVISORY AGREEMENTS with FMR U.K. and FMR Far East on behalf of each stock fund (except American Gold Portfolio). These sub-advisers provide FMR with investment research and advice on issuers based outside the United States. Under the sub-advisory agreements, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services.
The sub-advisers may also provide investment management services. In return, FMR pays FMR U.K. and FMR Far East a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis.
FIMM is the money market fund's sub-adviser and has primary responsibility for managing its investments. FMR is responsible for providing other management services. FMR pays FIMM 50% of its management fee (before expense reimbursements) for FIMM's services. FMR paid FMR Texas Inc., the predecessor company to FIMM, a fee equal
to 0.   11    % of the money market fund's average net assets for the
fiscal year ended February 1998.
OTHER EXPENSES
While the management fee is a significant component of the funds' annual operating costs, the funds have other expenses as well.
The funds contract with FSC to perform transfer agency, dividend disbursing, shareholder servicing, and accounting functions. These services include processing shareholder transactions, valuing each fund's investments, handling securities loans for the stock funds, and calculating each fund's share price and dividends.
For the fiscal year ended February 1998, transfer agency and pricing and bookkeeping fees paid (as a percentage of average net assets) are
shown on page        . These amounts are before expense reductions, if
   any    .
Each fund also pays other expenses, such as legal, audit, and custodian fees; in some instances, proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity. A broker-dealer may use a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
For the fiscal year ended February 1998, the portfolio turnover rates for each fund (except Business Services and Outsourcing, Medical
Equip   m    ent and Systems, and the money market fund) are shown in
t   h    e table on page . The    annualized     portfolio turnover
rate for Business S   e    rvices and Outsourcing    was 36%. The
portfolio turnover rate for     Medical Equipment and Systems is
    not expected to exceed 200% for its first fiscal period. These rates vary from year to year. High turnover rates increase transaction costs and may increase taxable capital gains. FMR considers these effects when evaluating the anticipated benefits of short-term investing.



   6.Fund                     Management Fees         Transfer Agency and Pricing and          Portfolio Turnover Rate
                                                      Bookkeeping Fees Paid by Fund

   Air Transportation          0.60%                   1.10%                                    294%

   American Gold               0.60%                   0.89%                                    89%

   Automotive                  0.59%                   0.91%                                    153%

   Biotechnology               0.60%                   0.86%                                    162%

   Brokerage and Investment
Management                     0.60%                   0.71%                                    100%

   Chemicals                   0.60%                   1.00%                                    31%

   Computers                   0.60%                   0.76%                                    333%

   Construction and
Housing                        0.60%                   1.64%                                    404%

   Consumer Industries         0.61%                   1.08%                                    199%

   Cyclical Industries         0.59%A                  2.49%A                                   140%A

   Defense and
Aerospace                      0.60%                   1.02%                                    311%

   Developing
Communications                 0.60%                   0.97%                                    383%

   Electronics                 0.60%                   0.55%                                    435%

   Energy                      0.59%                   0.92%                                    115%

   Energy Service              0.59%                   0.60%                                    78%

   Environmental
Services                       0.60%                   1.42%                                    59%

   Financial Services          0.60%                   0.67%                                    84%

   Food and
Agriculture                    0.60%                   0.85%                                    74%

   Health Care                 0.60%                   0.56%                                    79%

   Home Finance                0.60%                   0.58%                                    54%

   Industrial
Equipment                      0.60%                   0.96%                                    115%

   Industrial
Materials                      0.60%                   1.19%                                    118%

   Insurance                   0.60%                   0.76%                                    157%

   Leisure                     0.60%                   0.75%                                    209%

   Medical Delivery            0.60%                   0.91%                                    109%

   Multimedia                  0.60%                   1.00%                                    219%

   Natural Gas                 0.59%                   1.13%                                    118%

   Natural Resources           0.60%A                  1.69%A                                   165%A

   Paper and Forest
Products                       0.60%                   1.30%                                    235%

   Precious Metals
and Minerals                   0.60%                   1.11%                                    84%

   Regional Banks              0.60%                   0.63%                                    25%

   Retailing                   0.60%                   0.88%                                    308%

   Software and Computer
Services                       0.60%                   0.81%                                    145%

   Technology                  0.60%                   0.72%                                    556%

   Telecommunications          0.60%                   0.85%                                    157%

   Transportation              0.59%                   0.84%                                    210%

   Utilities Growth            0.60%                   0.68%                                    78%

   Money Market                0.21%                   0.26%                                   n/a


   A ANNUALIZED
   YOUR ACCOUNT


DOING BUSINESS WITH FIDELITY
Fidelity Investments was established in 1946 to manage one of America's first mutual funds. Today, Fidelity is the largest mutual fund company in the country, and is known as an innovative provider of high-quality financial services to individuals and institutions.
In addition to its mutual fund business, the company operates one of America's leading discount brokerage firms, FBSI. Fidelity is also a leader in providing tax-advantaged retirement plans for individuals investing on their own or through their employer.
Fidelity is committed to providing investors with practical information to make investment decisions. Based in Boston, Fidelity provides customers with complete service 24 hours a day, 365 days a year, through a network of telephone service centers around the
country    and Fidelity's web site    .
To reach Fidelity for general information, call these numbers:
(small solid bullet) For mutual funds, 1-800-544-8888
(small solid bullet) For brokerage, 1-800-544-7272
If you would prefer to speak with a representative in person, Fidelity has over 80 walk-in Investor Centers across the country.
If you would prefer to access information on   -    line, you can
visit Fidelity's    W    eb site at www.fidelity.com   .
TYPES OF ACCOUNTS
You may set up an account directly in a fund or, if you own or intend to purchase individual securities as part of your total investment portfolio, you may consider investing in a fund through a brokerage account.
You may purchase or sell shares of the funds through an investment professional, including a broker, who may charge you a transaction fee for this service. If you invest through FBSI, another financial institution, or an investment professional, read their program materials for any special provisions, additional service features or fees that may apply to your investment in a fund. Certain features of a fund, such as the minimum initial or subsequent investment amounts, may be modified.
The different ways to set up (register) your account with Fidelity are listed in the table that follows.
The account guidelines that follow may not apply to certain retirement accounts. If you are investing through a retirement account or if your employer offers the funds through a retirement program, you may be subject to additional fees. For more information, please refer to your program materials, contact your employer, call your retirement
benefits number   , visit Fidelity's Web site at www.fidelity.com,
or    contact     Fidelity directly, as appropriate.
FIDELITY FACTS
Fidelity offers the broadest selection of mutual funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    223
(solid bullet) Assets in Fidelity mutual funds: over $   568
billion
(solid bullet)    Number of shareholder accounts: over 36 million
(solid bullet) Number of investment analysts and portfolio managers:
over    265
(checkmark)
WAYS TO SET UP YOUR ACCOUNT
INDIVIDUAL OR JOINT TENANT
   FOR YOUR GENERAL INVESTMENT NEEDS
Individual accounts are owned by one person. Joint accounts can have two or more owners (tenants).
RETIREMENT
   FOR TAX-ADVANTAGED RETIREMENT SAVINGS
 Retirement plans provide individuals with tax-advantaged ways to save for retirement, either with tax-deductible contributions or tax-free growth. Retirement accounts require special applications and typically have lower minimums.
(solid bullet) TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNTS (IRAS) allow individuals under 70 with compensation to contribute up to $2,000 per tax year. Married couples can contribute $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregated for traditional and Roth IRAs.) Contributions may be tax-deductible, subject to certain limits.
(solid bullet) ROTH IRAS allow individuals to make non-deductible contributions of up to $2,000 per tax year. Married couples can contribute up to $4,000 per tax year, provided no more than $2,000 is contributed on behalf of either spouse. (These limits are aggregated for Traditional and Roth IRAs.) Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROTH CONVERSION IRAS allow individuals to assets held in a Traditional IRA or Rollover IRA to convert those assets to a Roth Conversion IRA. Eligibility is subject to certain income limits. Qualified distributions are tax-free.
(solid bullet) ROLLOVER IRAS help retain special tax advantages for certain eligible rollover distributions from employer-sponsored retirement plans.
(solid bullet) PROFIT SHARING AND MONEY PURCHASE PENSION PLANS (KEOGHS) allow self-employed individuals or small business owners to make tax-deductible contributions for themselves and any eligible employees.
(solid bullet) SIMPLIFIED EMPLOYEE PENSION PLANS (SEP-IRAS) provide small business owners or those with self-employment income (and their eligible employees) with many of the same advantages as a Keogh, but with fewer administrative requirements.
(solid bullet) SALARY REDUCTION SEP-IRAS (SARSEPS) allow employees of businesses with 25 or fewer employees to contribute a percentage of their wages on a tax-deferred basis. These plans must have been established by their employer prior to January 1, 1997.
(solid bullet) SIMPLE IRAS provide small business owners and those with self-employment income (and their eligible employees) with many of the advantages of a 401(k) plan, but with fewer administrative requirements.
(solid bullet) 403(B) CUSTODIAL ACCOUNTS are available to employees of 501(c)(3) tax-exempt institutions, including schools, hospitals, and other charitable organizations.
(solid bullet) 401(K) PROGRAMS allow employees of organizations of all sizes to contribute a percentage of their wages on a tax-deferred basis. These accounts need to be established by the trustee of the plan.
(solid bullet) DEFERRED COMPENSATION PLANS (457 PLANS) are available to employees of most state and local governments and their agencies and to employees of tax-exempt institutions.
GIFTS OR TRANSFERS TO A MINOR (UGMA, UTMA)
   TO INVEST FOR A CHILD'S EDUCATION OR OTHER FUTURE NEEDS
These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child without paying federal gift tax. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act
(UGMA) or the Uniform Transfers to Minors Act (UTMA).
TRUST
   FOR MONEY BEING INVESTED BY A TRUST
The trust must be established before an account can be opened. BUSINESS OR ORGANIZATION
   FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS, OR OTHER GROUPS
Requires a special application.
HOW TO BUY SHARES
THE PRICE TO BUY ONE SHARE of each fund is the fund's offering price or the fund's net asset value per share (NAV), depending on whether you pay a sales charge. The money market fund is managed to keep its NAV stable at $1.00. If you pay a sales charge, your price will be the fund's offering price. When you buy shares of a fund at the offering price, Fidelity deducts the appropriate sales charge and invests the rest in the fund. If you qualify for a sales charge waiver, your price will be the fund's NAV. See "Sales Charge Reductions and Waivers,"
page        , for an explanation of how and when the sales charge and
waivers apply.
Your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. Each fund's offering price and NAV are normally calculated hourly, each business day, from 10:00 a.m. to 4:00 p.m. Eastern time. Each fund reserves the right to reject any specific purchase order, including certain purchases by exchange. See "Exchange Restrictions"
on page        . Purchase orders may be refused if, in FMR's opinion,
they would disrupt management of a fund.
IF YOU ARE NEW TO FIDELITY,    complete and sign an account
application and mail it along with your check. You may also open your account in person or by wire as described on page . If there is no application accompanying this prospectus, call 1-800-544-8888, or visit Fidelity's Web site at www.fidelity.com for an application.
IF YOU ALREADY HAVE MONEY INVESTED IN A FIDELITY FUND, you can:
(small solid bullet) Mail in an application with a check, or
(small solid bullet) Open your account by exchanging from another
Fidelity fund.
IF YOU ARE INVESTING THROUGH A TAX-ADVANTAGED RETIREMENT PLAN, such as an IRA, for the first time, you will need a special application. Retirement investing also involves its own investment procedures. Call
1-800-544-8888    or visit Fidelity's Web site at www.fidelity.com
for more information and a retirement application.
If you buy shares by check or Fidelity Money Line(registered trademark), and then sell those shares by any method other than by exchange to another Fidelity fund, the payment may be delayed for up to seven business days to ensure that your previous investment has cleared.
KEY INFORMATION




  PHONE 1-800-544-7777
     (SOLID BULLET)        TO OPEN AN ACCOUNT, EXCHANGE FROM
  ANOTHER FIDELITY FUND ACCOUNT WITH THE SAME REGISTRATION, INCLUDING NAME,
  ADDRESS, AND TAXPAYER ID NUMBER.
     (SOLID BULLET)     TO ADD TO AN ACCOUNT, EXCHANGE FROM ANOTHER FIDELITY
  FUND ACCOUNT WITH THE SAME REGISTRATION, INCLUDING NAME, ADDRESS, AND TAXPAYER
  ID NUMBER. YOU CAN ALSO USE
  FIDELITY MONEY LINE TO TRANSFER FROM YOUR BANK ACCOUNT. CALL BEFORE YOUR FIRST
  USE TO VERIFY THAT THIS SERVICE IS IN PLACE ON YOUR ACCOUNT. MAXIMUM MONEY LINE:
  UP TO
  $100,000

     INTERNET WWW.FIDELITY.COM
     (SOLID BULLET)     TO OPEN AN ACCOUNT, COMPLETE AND SIGN THE APPLICATION. MAKE
  YOUR CHECK PAYABLE TO THE COMPLETE NAME OF THE FUND. MAIL TO THE ADDRESS INDICATED
  ON THE APPLICATION.
     (SOLID BULLET)     T   O ADD TO AN ACCOUNT, EXCHANGE FROM ANOTHER FIDELITY FUND
  ACCOUNT WITH THE SAME REGISTRATION, INCLUDING NAME, ADDRESS, AND TAXPAYER ID NUMBER.
  YOU CAN ALSO USE FIDELITY
     MONEY LINE TO TRANSFER FROM YOUR BANK ACCOUNT. VISIT FIDELITY'S WEB SITE BEFORE
  YOUR FIRST USE TO VERIFY THAT THIS SERVICE IS IN PLACE ON YOUR ACCOUNT. MAXIMUM MONEY
  LINE: UP TO
     $100,000.

  MAIL
     (SOLID BULLET)     T   O OPEN AN ACCOUNT, COMPLETE AND SIGN THE APPLICATION. MAKE
  YOUR CHECK PAYABLE TO FIDELITY SELECT PORTFOLIOS AND SPECIFY THE FUND YOU ARE
  INVESTING IN ON THE APPLICATION. MAIL
     TO THE ADDRESS INDICATED ON THE APPLICATION.
     (SOLID BULLET)     TO ADD TO AN ACCOUNT, MAKE YOUR CHECK PAYABLE TO THE COMPLETE
  NAME OF THE FUND OF YOUR CHOICE. INDICATE YOUR FUND ACCOUNT NUMBER ON YOUR CHECK AND
  MAIL TO THE
  ADDRESS PRINTED ON YOUR ACCOUNT STATEMENT.

  IN PERSON
     (SOLID BULLET)     TO OPEN AN ACCOUNT, BRING YOUR APPLICATION AND CHECK TO A
  FIDELITY INVESTOR CENTER. CALL 1-800-544-9797 FOR THE CENTER NEAREST YOU.
     (SOLID BULLET)     TO ADD TO AN ACCOUNT, BRING YOUR CHECK TO A FIDELITY
  INVESTOR CENTER. CALL 1-800-544-9797 FOR THE CENTER NEAREST YOU.
     (SOLID BULLET)     ORDERS WILL BE EXECUTED AT THE NEXT HOURLY PRICE DETERMINED
  AFTER YOUR INVESTMENT IS RECEIVED IN PROPER FORM.

  WIRE
  NOT AVAILABLE FOR RETIREMENT ACCOUNTS.
     (SOLID BULLET)     TO OPEN AN ACCOUNT, CALL 1-800-544-7777 TO SET UP YOUR
  ACCOUNT AND TO ARRANGE A WIRE TRANSACTION. WIRE WITHIN 24 HOURS TO THE WIRE
  ADDRESS BELOW. SPECIFY THE
  COMPLETE NAME OF THE FUND AND INCLUDE YOUR NEW ACCOUNT NUMBER AND YOUR NAME.
     (SOLID BULLET)        TO ADD TO AN ACCOUNT, WIRE TO THE WIRE ADDRESS BELOW.
  SPECIFY THE COMPLETE NAME OF THE FUND AND INCLUDE YOUR ACCOUNT NUMBER AND YOUR
  NAME.
     (SOLID BULLET)     WIRE ADDRESS: BANKERS TRUST COMPANY,
  BANK ROUTING #021001033, ACCOUNT # 00163053.

  AUTOMATICALLY
  NEW ACCOUNTS CANNOT BE OPENED WITH THESE SERVICES.

     (SOLID BULLET)     USE FIDELITY AUTOMATIC ACCOUNT BUILDER OR DIRECT DEPOSIT
  TO AUTOMATICALLY PURCHASE MORE SHARES. SIGN UP FOR THESE SERVICES WHEN OPENING
  YOUR ACCOUNT,    VISIT
     FIDELITY'S WEB SITE AT WWW.FIDELITY.COM TO OBTAIN THE FORM TO ADD THESE
  SERVICES,     OR CALL 1-800-544-6666 TO ADD    THESE SERVICES    . DIRECT DEPOSIT
  IS NOT AVAILABLE
  FOR SELECT STOCK FUNDS OR FOR RETIREMENT ACCOUNTS.
     (SOLID BULLET)     USE DIRECTED DIVIDENDS OR FIDELITY AUTOMATIC EXCHANGE
  SERVICE TO AUTOMATICALLY SEND MONEY FROM ONE FIDELITY FUND INTO ANOTHER. CALL
  1-800-544-6666 FOR
  INSTRUCTIONS.


(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING-IMPAIRED:
1-800-544-0118
MINIMUM INVESTMENTS

TO OPEN AN ACCOUNT $2,500
For certain Fidelity retirement accounts(double dagger) $500
TO ADD TO AN ACCOUNT $250
For certain Fidelity retirement accounts(double dagger) $250
Through regular investment plans* $100
MINIMUM BALANCE $2,000
For certain Fidelity retirement accounts(double dagger) $500
(double dagger)THESE LOWER MINIMUMS APPLY TO FIDELITY TRADITIONAL IRA, ROTH IRA, ROTH CONVERSION IRA, ROLLOVER IRA, SEP-IRA, AND KEOGH ACCOUNTS.
*FOR MORE INFORMATION ABOUT REGULAR INVESTMENT PLANS, PLEASE REFER TO
"INVESTOR SERVICES," PAGE    .
These minimums may vary for investments through Fidelity Portfolio Advisory Services. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the program materials for details.

















UNDERSTANDING OFFERING PRICE
LET'S SAY YOU INVEST $2,500 AT AN OFFERING PRICE OF $10. OF THE $10
OFFERING PRICE, 3   .00    % ($   0    .30) IS THE SALES CHARGE, AND
97% ($9.70) REPRESENTS THE NAV. THE VALUE OF YOUR INITIAL INVESTMENT
WILL BE
$2,425 (250 SHARES WORTH $9.70 EACH), AND YOU WILL HAVE PAID A SALES CHARGE OF $75.
(CHECKMARK)
$2,500 INVESTMENT
ROW: 1, COL: 1, VALUE: 25.0
ROW: 1, COL: 2, VALUE: 75.0
ROW: 1, COL: 3, VALUE: 75.0
ROW: 1, COL: 4, VALUE: 75.0
ROW: 1, COL: 5, VALUE: 75.0
ROW: 1, COL: 6, VALUE: 75.0
ROW: 1, COL: 7, VALUE: 75.0
ROW: 1, COL: 8, VALUE: 75.0
ROW: 1, COL: 9, VALUE: 75.0
ROW: 1, COL: 10, VALUE: 75.0
ROW: 1, COL: 11, VALUE: 75.0
ROW: 1, COL: 12, VALUE: 75.0
ROW: 1, COL: 13, VALUE: 75.0
ROW: 1, COL: 14, VALUE: 75.0
ROW: 1, COL: 15, VALUE: 75.0
ROW: 1, COL: 16, VALUE: 75.0
ROW: 1, COL: 17, VALUE: 75.0
ROW: 1, COL: 18, VALUE: 75.0
ROW: 1, COL: 19, VALUE: 75.0
ROW: 1, COL: 20, VALUE: 75.0
ROW: 1, COL: 21, VALUE: 75.0
ROW: 1, COL: 22, VALUE: 75.0
ROW: 1, COL: 23, VALUE: 75.0
ROW: 1, COL: 24, VALUE: 75.0
ROW: 1, COL: 25, VALUE: 75.0
ROW: 1, COL: 26, VALUE: 75.0
ROW: 1, COL: 27, VALUE: 75.0
ROW: 1, COL: 28, VALUE: 75.0
ROW: 1, COL: 29, VALUE: 75.0
ROW: 1, COL: 30, VALUE: 75.0
ROW: 1, COL: 31, VALUE: 75.0
ROW: 1, COL: 32, VALUE: 75.0
ROW: 1, COL: 33, VALUE: 75.0
ROW: 1, COL: 34, VALUE: 75.0
3.00% SALES CHARGE = $75
VALUE OF INVESTMENT = $2,425
HOW TO SELL SHARES
You can arrange to take money out of your fund account at any time by selling (redeeming) some or all of your shares.
THE PRICE TO SELL ONE SHARE of the money market fund is the fund's NAV. The PRICE TO SELL ONE SHARE of each stock fund is the fund's NAV minus the applicable trading fee. If you sell shares of a stock fund after holding them 29 days or less, the fund will deduct a trading fee equal to 0.75% of the value of those shares. If you sell shares of a stock fund after holding them 30 days or more, the fund will deduct a trading fee equal to the lesser of $7.50 or 0.75% of the value of those shares. In addition, you may pay a $7.50 fee for each exchange out of a stock fund.
Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the applicable trading fee. Each fund's NAV is normally calculated hourly, each business day, from 10:00 a.m. to 4:00 p.m. Eastern time.
TO SELL SHARES IN A NON-RETIREMENT ACCOUNT, you may use any of the methods described on these two pages.
TO SELL SHARES IN A FIDELITY RETIREMENT ACCOUNT, your request must be made in writing, except for exchanges to other Fidelity funds, which
can be requested by phone   ,     in writing   , or through Fidelity's
Web site    . Call 1-800-544-6666 for a retirement distribution form.
IF YOU ARE SELLING SOME BUT NOT ALL OF YOUR SHARES, leave at least $2,000 worth of shares in the account to keep it open ($500 for retirement accounts).
TO SELL SHARES BY BANK WIRE OR FIDELITY MONEY LINE, you will need to sign up for these services in advance.
CERTAIN REQUESTS MUST INCLUDE A SIGNATURE GUARANTEE. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:
(small solid bullet) You wish to redeem more than $100,000 worth of shares,
(small solid bullet) Your account registration has changed within the last 30 days,
(small solid bullet) The check is being mailed to a different address than the one on your account (record address), (small solid bullet) The check is being made payable to someone other than the account owner, or
(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.
You should be able to obtain a signature guarantee from a bank, broker (including Fidelity Investor Centers), dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.
FEES AND KEY INFORMATION

IF YOU SELL SHARES OF A STOCK FUND AFTER HOLDING THEM 29 DAYS OR LESS, THE FUND WILL DEDUCT A TRADING FEE EQUAL TO 0.75% OF THE VALUE OF THOSE SHARES. IF YOU SELL SHARES OF A STOCK FUND AFTER HOLDING THEM 30 DAYS OR MORE, THE FUND WILL DEDUCT A TRADING FEE EQUAL TO THE LESSER
OF $7.50 OR 0.75% OF THE    VALUE OF THOSE SHARES    . IN ADDITION,
YOU MAY PAY A $7.50 FEE FOR EACH EXCHANGE OUT OF A STOCK FUND.



     PHONE 1-800-544-7777
     ALL ACCOUNT TYPES EXCEPT RETIREMENT
        (SOLID BULLET)     MAXIMUM CHECK REQUEST: $100,000.
        (SOLID BULLET)     FOR MONEY LINE TRANSFERS TO YOUR BANK ACCOUNT; MINIMUM: $10; MAXIMUM:    U    P TO $100,000.
     ALL ACCOUNT TYPES
        (SOLID BULLET)     YOU MAY EXCHANGE TO OTHER FIDELITY FUNDS IF BOTH ACCOUNTS ARE REGISTERED WITH THE SAME
     NAME(S), ADDRESS, AND TAXPAYER ID NUMBER.

     MAIL OR IN PERSON
     INDIVIDUAL, JOINT TENANT, SOLE PROPRIETORSHIP, UGMA, UTMA
        (SOLID BULLET)     THE LETTER OF INSTRUCTION MUST BE SIGNED BY ALL PERSONS REQUIRED TO SIGN
     FOR TRANSACTIONS, EXACTLY AS THEIR NAMES APPEAR ON THE ACCOUNT.
     RETIREMENT ACCOUNT
        (SOLID BULLET)     THE ACCOUNT OWNER SHOULD COMPLETE A RETIREMENT DISTRIBUTION FORM. CALL
     1-800-544-6666 TO REQUEST ONE.
     TRUST
        (SOLID BULLET)     THE TRUSTEE MUST SIGN THE LETTER INDICATING CAPACITY AS TRUSTEE. IF
     THE TRUSTEE'S NAME IS NOT IN THE ACCOUNT REGISTRATION, PROVIDE A COPY OF THE TRUST DOCUMENT
     CERTIFIED WITHIN THE LAST 60 DAYS.
     BUSINESS OR ORGANIZATION
        (SOLID BULLET)     AT LEAST ONE PERSON AUTHORIZED BY CORPORATE RESOLUTION TO ACT ON THE
     ACCOUNT MUST SIGN THE LETTER.
        (SOLID BULLET)     INCLUDE A CORPORATE RESOLUTION WITH CORPORATE SEAL OR A SIGNATURE GUARANTEE.
     EXECUTOR, ADMINISTRATOR, CONSERVATOR, GUARDIAN
        (SOLID BULLET)     CALL 1-800-544-6666 FOR INSTRUCTIONS.

     WIRE
     ALL ACCOUNT TYPES EXCEPT RETIREMENT
        (SOLID BULLET)     YOU MUST SIGN UP FOR THE WIRE FEATURE BEFORE USING IT. TO VERIFY THAT IT IS
     IN PLACE, CALL 1-800-544-6666. MINIMUM WIRE: $5,000.
        (SOLID BULLET)     YOUR WIRE REDEMPTION REQUEST MUST BE RECEIVED IN PROPER FORM BY FIDELITY
     BEFORE 4   :00     P.M. EASTERN TIME FOR MONEY TO BE WIRED ON THE NEXT BUSINESS DAY.


(TDD_GRAPHIC) TDD - SERVICE FOR THE DEAF AND HEARING-IMPAIRED:
1-800-544-0118
SELLING SHARES IN WRITING
Write a "letter of instruction" with:
(small solid bullet) Your name,
(small solid bullet) The fund's name,
(small solid bullet) Your fund account number, (small solid bullet) The dollar amount or number of shares to be redeemed, and
(small solid bullet) Any other applicable requirements listed in the table that follows.
Unless otherwise instructed, Fidelity will send a check to the record address. Deliver your letter to a Fidelity Investor Center, or mail it to:
 Fidelity Investments
 P.O. Box 660602
 Dallas, TX 75266-0602
INVESTOR SERVICES
Fidelity provides a variety of services to help you manage your account.
INFORMATION SERVICES
FIDELITY'S TELEPHONE REPRESENTATIVES are available 24 hours a day, 365 days a year. Whenever you call, you can speak with someone equipped to provide the information or service you need.
   FIDELITY'S WEB SITE at www.fidelity.com offers product and servicing information, customer education, planning tools, and the ability to make certain transactions in your account.
STATEMENTS AND REPORTS that Fidelity sends to you include the following:
(small solid bullet) Confirmation statements (after every transaction, except reinvestments, that affects your account balance or your account registration)
(small solid bullet) Account statements (quarterly)
(small solid bullet) Financial reports (every six months)
To reduce expenses, only one copy of most financial reports and prospectuses will be mailed to your household, even if you have more than one account in the fund. Call 1-800-544-6666 if you need copies of financial reports, prospectuses, or historical account information.
   Electronic copies of most financial reports and prospectuses are available at Fidelity's Web site. To participate in our electronic delivery program, call 1-800-544-6666 or visit Fidelity's Web site at www.fidelity.com for more information.








24-HOUR SERVICE
ACCOUNT ASSISTANCE 1-800-544-6666
ACCOUNT TRANSACTIONS 1-800-544-7777
PRODUCT INFORMATION 1-800-544-8888
RETIREMENT ACCOUNT ASSISTANCE 1-800-544-4774
TOUCHTONE XPRESSSM 1-800-544-5555
   WEB SITE  WWW.FIDELITY.COM
 AUTOMATED SERVICE
(CHECKMARK)
TRANSACTION SERVICES
EXCHANGE PRIVILEGE. You may sell your fund shares and buy shares of
other Fidelity funds by telephone   ,     in writing,    or through
Fidelity's Web site    . The shares you exchange will carry credit for
any sales charge you previously paid in connection with their purchase. You may pay a $7.50 fee for each exchange out of the stock funds, unless you place your transaction through Fidelity's automated exchange services. This fee would apply in addition to the trading fee which you pay every time you sell your stock fund shares.
For exchanges made by mail or phone, orders are executed:
(small solid bullet) Between Select funds or from a Fidelity money market fund generally at the next hourly price calculated after your order is received in proper form.
(small solid bullet) From another Fidelity stock or bond fund, generally at the 4:00 p.m. price calculated after your order is received in proper form.
Note that exchanges between Select funds are unlimited, but exchanges out of the Select funds to other Fidelity funds are limited to four per calendar year. Exchanges may have tax consequences for you. For details on policies and restrictions governing exchanges, including circumstances under which a shareholder's exchange privilege may be
suspended or revoked, see "Exchange Restrictions," page    .
SYSTEMATIC WITHDRAWAL PLANS let you set up periodic redemptions from your account. Because of the funds' sales charge, you may not want to set up a systematic withdrawal plan during a period when you are buying shares on a regular basis.
FIDELITY MONEY LINE(registered trademark) enables you to transfer money by phone between your bank account and your fund account. Most transfers are complete within three business days of your call. REGULAR INVESTMENT PLANS
One easy way to pursue your financial goals is to invest money regularly. Fidelity offers convenient services that let you transfer money into your fund account, or between fund accounts, automatically. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals. Certain restrictions apply for
retirement accounts. Call 1-800-544-6666    or visit Fidelity's Web
site at www.fidelity.com     for more information.
REGULAR INVESTMENT PLANS
FIDELITY AUTOMATIC ACCOUNT BUILDERSM
TO MOVE MONEY FROM YOUR BANK ACCOUNT TO A FIDELITY FUND



MINIMUM  FREQUENCY             SETTING UP OR CHANGING
$100     MONTHLY OR QUARTERLY  (SMALL SOLID BULLET) FOR A NEW ACCOUNT, COMPLETE THE APPROPRIATE
                               SECTION ON THE FUND APPLICATION.
                               (SMALL SOLID BULLET) FOR EXISTING ACCOUNTS, CALL 1-800-544-6666
                                  OR VISIT FIDELITY'S WEB SITE AT WWW.FIDELITY.COM     FOR AN
                               APPLICATION.
                               (SMALL SOLID BULLET) TO CHANGE THE AMOUNT OR FREQUENCY OF YOUR
                               INVESTMENT, CALL 1-800-544-6666 AT LEAST THREE BUSINESS DAYS PRIOR TO
                               YOUR NEXT SCHEDULED INVESTMENT DATE.


DIRECT DEPOSIT
TO SEND ALL OR A PORTION OF YOUR PAYCHECK OR GOVERNMENT CHECK TO A
FIDELITY FUND



MINIMUM  FREQUENCY         SETTING UP OR CHANGING
$100     EVERY PAY PERIOD  (SMALL SOLID BULLET) NOT AVAILABLE FOR SELECT STOCK FUNDS OR RETIREMENT ACCOUNTS.
                           (SMALL SOLID BULLET) CHECK THE APPROPRIATE BOX ON THE FUND APPLICATION, OR CALL
                           1-800-544-6666    OR VISIT FIDELITY'S WEB SITE AT
                              WWW.FIDELITY.COM     FOR AN AUTHORIZATION FORM.
                           (SMALL SOLID BULLET) CHANGES REQUIRE A NEW AUTHORIZATION FORM.


FIDELITY AUTOMATIC EXCHANGE SERVICE
TO MOVE MONEY FROM A FIDELITY MONEY MARKET FUND TO ANOTHER FIDELITY
FUND



MINIMUM  FREQUENCY       SETTING UP OR CHANGING
$100     Monthly,        (small solid bullet) Check the appropriate box on the fund application, or call 1-800-544-6666 for an authorization form.
         bimonthly,      (small solid bullet) To change the amount or frequency of your investment, call 1-800-544-6666.
         quarterly, or
         annually


SHAREHOLDER AND ACCOUNT POLICIES


DIVIDENDS, CAPITAL GAINS, AND TAXES
Each stock fund distributes substantially all of its net income and capital gains to shareholders each year. Normally, dividends and capital gains are distributed in April and December. Income dividends for the money market fund are declared daily and paid monthly. DISTRIBUTION OPTIONS
When you open an account, specify on your application how you want to receive your distributions. If the option you prefer is not listed on the application, call 1-800-544-6666 for instructions. The stock funds offer four options, and the money market fund offers three options.
1. REINVESTMENT OPTION. Your dividend and capital gain distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.
2. INCOME-EARNED OPTION. (stock funds only) Your capital gain distributions will be automatically reinvested, but you will be sent a check for each dividend distribution.
3. CASH OPTION. You will be sent a check for your dividend and capital gain distributions.
4. DIRECTED DIVIDENDS(registered trademark) OPTION. Your dividend and capital gain distributions will be automatically invested in another identically registered Fidelity fund.
SHARES PURCHASED THROUGH REINVESTMENT of dividend and capital gain distributions are not subject to the funds' 3.00% sales charge. If you direct distributions to a fund with a 3.00% sales charge, you will not pay a sales charge on those purchases.
For the stock funds, distributions will be reinvested, or deducted from the share price, at 10:00 a.m. on the ex-dividend date. Shareholders of record at 4:00 p.m. on the business day before the ex-dividend will be entitled to receive the distribution. For the money market fund, dividends will be reinvested at 4:00 p.m. on the last day of the month. Cash distribution checks will be mailed within seven days.
When a fund deducts a distribution from its NAV, the reinvestment price is the fund's NAV at the close of business that day. Cash distribution checks will be mailed within seven days.
TAXES
As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged retirement account, you should be aware of these tax implications.
TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax, and may also be subject to state or local taxes. If you live outside the United States, your distributions could also be taxed by the country in which you reside. Your distributions are taxable when they are paid, whether you take them in cash or reinvest them. However, distributions declared in December and paid in January are taxable as if they were paid on December 31.
For federal tax purposes, each fund's income and short-term capital gains are distributed as dividends and taxed as ordinary income; capital gain distributions are taxed as long-term capital gains. Every January, Fidelity will send you and the IRS a statement showing the tax characterization of distributions paid to you in the previous year.
TAXES ON TRANSACTIONS. Your stock fund redemptions - including exchanges to other Fidelity funds - are subject to capital gains tax. A capital gain or loss is the difference between the cost of your shares and the price you receive when you sell them.
Whenever you sell shares of a fund, Fidelity will send you a confirmation statement showing how many shares you sold and at what price. You will also receive a consolidated transaction statement every January. However, it is up to you or your tax preparer to determine whether this sale resulted in a capital gain and, if so, the amount of tax to be paid. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains.
"BUYING A DIVIDEND." If you buy shares when a fund has realized but not yet distributed income or capital gains, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution.
EFFECT OF FOREIGN TAXES. Foreign governments may impose taxes on a fund and its investments, and these taxes generally will reduce a fund's distributions. However, if you meet certain holding period requirements with respect to your fund shares, an offsetting tax credit may be available to you. If you do not meet such holding period requirements, you may still be entitled to a deduction for certain foreign taxes. In either case, your tax statement will show more taxable income or capital gains than were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.
There are tax requirements that all funds must follow in order to avoid federal taxation. In its effort to adhere to these requirements, a fund may have to limit its investment activity in some types of instruments.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each fund's NAV and offering price hourly, from 10:00 a.m. to 4:00 p.m. Eastern time each business day of the NYSE.
EACH FUND'S NAV is the value of a single share. The NAV is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding.
Each stock fund's assets are valued primarily on the basis of market quotations. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
The money market fund's assets are valued on the basis of amortized cost. This method minimizes the effect of changes in a security's market value and helps the money market fund to maintain a stable $1.00 share price.
THE OFFERING PRICE of each fund is its NAV divided by the difference between one and the applicable sales charge percentage. The maximum sales charge is 3.00% of the offering price.
WHEN YOU SIGN YOUR ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require a fund to withhold 31% of your taxable distributions and redemptions.
YOU MAY INITIATE MANY TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to redeem and exchange by telephone, call Fidelity for instructions.
IF YOU ARE UNABLE TO REACH FIDELITY BY PHONE (for example, during periods of unusual market activity), consider placing your order by mail or by visiting a Fidelity Investor Center.
EACH FUND RESERVES THE RIGHT to suspend the offering of shares for a period of time.
WHEN YOU PLACE AN ORDER TO BUY SHARES, your shares will be purchased at the next offering price or NAV, as applicable, calculated after your investment is received in proper form. Note the following:
(small solid bullet) All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.
(small solid bullet) Fidelity does not accept cash.
(small solid bullet) When making a purchase with more than one check, each check must have a value of at least $50.
(small solid bullet) Each fund reserves the right to limit the number of checks processed at one time.
(small solid bullet) If your check does not clear, your purchase will be canceled and you could be liable for any losses or fees a fund or its transfer agent has incurred.
(small solid bullet) If you do not specify a particular stock fund, your investment will be made in the money market fund until FSC receives instructions in proper form from you.
(small solid bullet) For the market fund, shares begin to earn dividends on the first business day following the day of purchase.
TO AVOID THE COLLECTION PERIOD associated with check and Money Line purchases, consider buying shares by bank wire, U.S. Postal money order, U.S. Treasury check, Federal Reserve check, or direct deposit instead.
FBSI ESTABLISHED A program permitting customers with Fidelity brokerage accounts to sell short shares of certain Select stock funds. FMR reserves the right to suspend the short selling program at any time in the future.
CERTAIN FINANCIAL INSTITUTIONS that have entered into sales agreements with FDC may enter confirmed purchase orders on behalf of customers by phone, with payment to follow no later than the time when a fund is priced on the following business day. If payment is not received by that time, the financial institution could be held liable for resulting fees or losses.
WHEN YOU PLACE AN ORDER TO SELL SHARES, your shares will be sold at the next NAV calculated after your order is received in proper form, minus the applicable trading fee for the stock funds. Note the following:
(small solid bullet) Normally, redemption proceeds will be mailed to you on the next business day, but if making immediate payment could adversely affect a fund, it may take up to seven days to pay you. (small solid bullet) For the money market fund, shares earn dividends through the date of redemption; however, shares redeemed on a Friday or prior to a holiday will continue to earn dividends until the next business day.
(small solid bullet) Fidelity Money Line redemptions generally will be credited to your bank account on the second or third business day after your phone call.
(small solid bullet) Each fund may hold payment on redemptions until it is reasonably satisfied that investments made by check or Fidelity Money Line have been collected, which can take up to seven business days.
(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
A TRADING FEE of $7.50 or 0.75%, depending on how long you held your shares, will be deducted from the redemption amount when you sell your stock fund shares. For stock fund shares held 29 days or less, the trading fee is equal to 0.75% of the redemption amount. For stock fund shares held 30 days or more, the trading fee is equal to the lesser of $7.50 or 0.75% of the redemption amount. The trading fee is paid to the fund rather than Fidelity, and is designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by shareholder trading.
The trading fee will be charged on exchanges out of a stock fund, in addition to the exchange fee which you pay for each exchange out of a stock fund unless you place your transaction through Fidelity's automated exchange services. If you bought shares on different days, the shares you held longest will be redeemed first for purposes of determining the fund's trading fee. The trading fee does not apply to shares that were acquired through reinvestment of distributions. FIDELITY RESERVES THE RIGHT TO DEDUCT AN ANNUAL MAINTENANCE FEE of $12.00 from accounts with a value of less than $2,500 (including any amount paid as a sales charge), subject to an annual maximum charge of $24.00 per shareholder. It is expected that accounts will be valued on the second Friday in November of each year. Accounts opened after September 30 will not be subject to the fee for that year. The fee, which is payable to the transfer agent, is designed to offset in part the relatively higher costs of servicing smaller accounts. This fee will not be deducted from Fidelity brokerage accounts, retirement accounts (except non-prototype retirement accounts), accounts using regular investment plans, or if total assets with Fidelity exceed $30,000. Eligibility for the $30,000 waiver is determined by aggregating Fidelity accounts maintained by FSC or FBSI which are registered under the same social security number or which list the same social security number for the custodian of a Uniform Gifts/Transfers to Minors Act account.
IF YOUR ACCOUNT BALANCE FALLS BELOW $2,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity reserves the right to close your account and send the proceeds to you. Your shares will be redeemed at the NAV, minus the applicable trading fee for the stock funds, on the day your account is closed.
THE SELECT CASH RESERVES ACCOUNT no longer accepts new investments. If you have an investment in this account, you may leave it there, redeem your investment, or exchange your shares for shares of a Select fund or another Fidelity fund. The 1.00% deferred sales charge will apply to shares in the Select Cash Reserves Account redeemed or exchanged to another Fidelity fund, since these shares were available for purchase only when the 1.00% deferred sales charge was still in effect. If you redeem by check from Select Cash Reserves, and the amount of the check is greater than the value of your account, your check will be returned to you and you may be subject to extra charges.
FIDELITY MAY CHARGE A FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.
FDC collects the proceeds from each fund's 3.00% sales charge and may pay a portion of them to securities dealers who have sold the fund's shares, or to others, including banks and other financial institutions (qualified recipients), under special arrangements in connection with FDC's sales activities. The sales charge paid to qualified recipients is 1.50% of the fund's offering price.
FDC may, at its own expense, provide promotional incentives to qualified recipients who support the sale of shares of the funds without reimbursement from the funds. In some instances, these incentives may be offered only to certain institutions whose representatives provide services in connection with the sale or expected sale of significant amounts of shares.
EXCHANGE RESTRICTIONS
As a shareholder, you have the privilege of exchanging shares of a fund for shares of other Fidelity funds. However, you should note the following:
(small solid bullet) The fund you are exchanging into must be available for sale in your state.
(small solid bullet) You may only exchange between accounts that are registered in the same name, address, and taxpayer identification number.
(small solid bullet) Before exchanging into a fund, read its prospectus.
(small solid bullet) If you exchange into a fund with a sales charge, you pay the percentage-point difference between that fund's sales charge and any sales charge you have previously paid in connection with the shares you are exchanging. For example, if you had already paid a sales charge of 2.00% on your shares and you exchange them into a fund with a 3.00% sales charge, you would pay an additional 1.00% sales charge.
(small solid bullet) Exchanges may have tax consequences for you. (small solid bullet) Although there is no limit on the number of exchanges you may make between the Select funds, the funds reserve the right to enact limitations in the future. Because excessive trading can hurt fund performance and shareholders, each fund reserves the right to temporarily or permanently terminate the exchange privilege of any investor who makes more than four exchanges out of the Select funds to other Fidelity funds per calendar year. Accounts under common ownership or control, including accounts with the same taxpayer identification number, will be counted together for purposes of the four exchange limit.
(small solid bullet) Each fund reserves the right to reject exchange purchases in excess of 1.00% of its net assets or $1 million, whichever is less. For purposes of this policy, accounts under common ownership or control will be aggregated.
(small solid bullet) The exchange limit may be modified for accounts in certain institutional retirement plans to conform to plan exchange limits and Department of Labor regulations. See your plan materials for further information.
(small solid bullet) Each fund reserves the right to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
(small solid bullet) Your exchanges may be restricted or refused if a fund receives or anticipates simultaneous orders affecting significant portions of the fund's assets. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a fund.
(small solid bullet) For cash management purposes, up to three business days may pass before exchange proceeds are paid from one Select fund to another, or to another Fidelity equity fund. Exchange proceeds are recorded in your shareholder account when the transaction occurs. Therefore, when you exchange from a stock fund to the money market fund, you will earn money market dividends immediately. When you exchange from the money market fund to a stock fund, you will not earn money market dividends during the three business-day period. This policy could increase the volatility of the money market fund's yield. Although the funds will attempt to give you prior notice whenever they are reasonably able to do so, they may impose these restrictions at any time. The funds reserve the right to terminate or modify the exchange privilege in the future.
OTHER FUNDS MAY HAVE DIFFERENT EXCHANGE RESTRICTIONS, and may impose
administrative fees of up to 1.00% and trading fees of up t   o 3.00%
o f the amount exchanged. Check each fund's prospectus for details. SALES CHARGE REDUCTIONS AND WAIVERS
REDUCTIONS. Each stock fund's sales charge may be reduced if you invest directly with Fidelity or through prototype or prototype-like retirement plans sponsored by FMR or FMR Corp. The amount you invest, plus the value of your account, must fall within the ranges shown below. Purchases made with assistance or intervention from a financial intermediary are not eligible for sales charge reductions. Call Fidelity to see if your purchase qualifies.

                    Sales Charge

Ranges              As a % of       As an approximate % of net amount invested
                    Offering Price

$0 - 249,999        3.00%           3.09%

$250,000 - 499,999  2.00%           2.04%

$500,000 - 999,999  1.00%           1.01%

$1,000,000 or more  none            none


The sales charge for the stock funds and the money market fund will also be reduced by the percentage of any sales charge you previously paid on investments in other Fidelity funds or by the percentage of any sales charge you would have paid if the reductions in the table above had not existed. These sales charge credits only apply to purchases made in one of the ways listed below, and only if you continuously owned Fidelity fund shares, maintained a Fidelity brokerage core account, or participated in The CORPORATEplan for Retirement Program.
1. By exchange from another Fidelity fund.
2. With proceeds of a transaction within a Fidelity brokerage core account, including any free credit balance, core money market fund, or margin availability, to the extent such proceeds were derived from redemption proceeds from another Fidelity fund.
3. As a participant in The CORPORATEplan for Retirement Program when shares are purchased through plan-qualified loan repayments, and for exchanges into and out of the Managed Income Portfolio.
WAIVERS. A fund's sales charge will not apply:
1. If you buy shares as part of an employee benefit plan having more than 200 eligible employees or a minimum of $3 million in plan assets invested in Fidelity mutual funds.
2. To shares in a Fidelity account purchased with the proceeds of a distribution from an employee benefit plan, provided that at the time of the distribution, the employer or its affiliate maintained a plan that both qualified for waiver (1) above and had at least some of its assets invested in Fidelity-managed products. (Distributions transferred to an IRA account must be transferred within 60 days from the date of the distribution. All other distributions must be transferred directly into a Fidelity account).
3. If you are a charitable organization (as defined for purposes of
Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more.
4. If you purchase shares for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code).
5. If you are an investor participating in the Fidelity Trust
Portfolios program.
6. To shares    purchased by a mutual fund or a qualified state
tuition program for whi    ch FMR or an affiliate serves as investment
manager.
7. To shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services.
8. If you are a current or former trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity trustee or employee), the spouse of a Fidelity trustee or employee, a Fidelity trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity trustee or employee.
9. If you are a bank trust officer, registered representative, or
other employee of a qualified recipient, as defined on page    12    .
These waivers must be qualified through FDC in advance. More detailed information about waivers (1), (2), and (5) is contained in the Statement of Additional Information. A representative of your plan or organization should call Fidelity for more information.
APPENDIX A


AIR TRANSPORTATION






Calendar year total returns  1988    1989    1990     1991    1992   1993    1994     1995    1996    1997

AIR TRANSPORTATION           29.07%  26.33%  -18.18%  37.06%  6.57%  30.89%  -21.74%  59.54%  1.25%   31.14%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%  10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%  2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 29.07
ROW: 2, COL: 1, VALUE: 26.33
ROW: 3, COL: 1, VALUE: -18.18
ROW: 4, COL: 1, VALUE: 37.06
ROW: 5, COL: 1, VALUE: 6.57
ROW: 6, COL: 1, VALUE: 30.89
ROW: 7, COL: 1, VALUE: -21.74
ROW: 8, COL: 1, VALUE: 59.54
ROW: 9, COL: 1, VALUE: 1.25
ROW: 10, COL: 1, VALUE: 31.14
(LARGE SOLID BOX) AIR TRANSPORTATION
AMERICAN GOLD






Calendar year total returns  1988     1989    1990     1991    1992    1993    1994     1995    1996    1997

AMERICAN GOLD                -12.45%  22.04%  -17.20%  -6.14%  -3.09%  78.68%  -15.46%  11.20%  19.92%  -39.39%

S&P 500                      16.61%   31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index         4.42%    4.65%   6.11%    3.06%   2.90%   2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -12.45
ROW: 2, COL: 1, VALUE: 22.04
ROW: 3, COL: 1, VALUE: -17.2
ROW: 4, COL: 1, VALUE: -6.14
ROW: 5, COL: 1, VALUE: -3.09
ROW: 6, COL: 1, VALUE: 78.67999999999999
ROW: 7, COL: 1, VALUE: -15.46
ROW: 8, COL: 1, VALUE: 11.2
ROW: 9, COL: 1, VALUE: 19.92
ROW: 10, COL: 1, VALUE: -39.39
(LARGE SOLID BOX) AMERICAN GOLD
AUTOMOTIVE






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994     1995    1996    1997

AUTOMOTIVE                   20.06%  4.10%   -6.72%  37.33%  41.61%  35.38%  -12.75%  13.43%  16.07%  16.78%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 20.06
ROW: 2, COL: 1, VALUE: 4.1
ROW: 3, COL: 1, VALUE: -6.72
ROW: 4, COL: 1, VALUE: 37.33
ROW: 5, COL: 1, VALUE: 41.61
ROW: 6, COL: 1, VALUE: 35.38
ROW: 7, COL: 1, VALUE: -12.75
ROW: 8, COL: 1, VALUE: 13.43
ROW: 9, COL: 1, VALUE: 16.07
ROW: 10, COL: 1, VALUE: 16.78
(LARGE SOLID BOX) AUTOMOTIVE
BIOTECHNOLOGY






Calendar year total returns  1988    1989    1990    1991    1992     1993    1994     1995    1996    1997

BIOTECHNOLOGY                4.12%   43.93%  44.35%  99.05%  -10.34%  0.70%   -18.18%  49.10%  5.61%   15.27%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%    10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%    2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 4.119999999999999
ROW: 2, COL: 1, VALUE: 43.93
ROW: 3, COL: 1, VALUE: 44.34999999999999
ROW: 4, COL: 1, VALUE: 99.05
ROW: 5, COL: 1, VALUE: -10.34
ROW: 6, COL: 1, VALUE: 0.7000000000000001
ROW: 7, COL: 1, VALUE: -18.18
ROW: 8, COL: 1, VALUE: 49.1
ROW: 9, COL: 1, VALUE: 5.609999999999999
ROW: 10, COL: 1, VALUE: 15.27
(LARGE SOLID BOX) BIOTECHNOLOGY
BROKERAGE AND INVESTMENT MANAGEMENT






Calendar year total returns          1988    1989    1990     1991    1992   1993    1994     1995    1996    1997

BROKERAGE AND INVESTMENT MANAGEMENT  18.55%  14.06%  -16.18%  82.26%  5.12%  49.33%  -17.27%  23.59%  39.66%  62.32%

S&P 500                              16.61%  31.69%  -3.10%   30.47%  7.62%  10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index                 4.42%   4.65%   6.11%    3.06%   2.90%  2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 18.55
ROW: 2, COL: 1, VALUE: 14.06
ROW: 3, COL: 1, VALUE: -16.18
ROW: 4, COL: 1, VALUE: 82.26000000000001
ROW: 5, COL: 1, VALUE: 5.119999999999999
ROW: 6, COL: 1, VALUE: 49.33
ROW: 7, COL: 1, VALUE: -17.27
ROW: 8, COL: 1, VALUE: 23.59
ROW: 9, COL: 1, VALUE: 39.66
ROW: 10, COL: 1, VALUE: 62.32
(LARGE SOLID BOX) BROKERAGE AND INVESTMENT
MANAGEMENT
CHEMICALS






Calendar year total returns  1988    1989    1990    1991    1992   1993    1994    1995    1996    1997

CHEMICALS                    20.96%  17.31%  -4.13%  38.66%  8.90%  12.76%  14.78%  21.45%  21.52%  16.48%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%  10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%  2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 20.96
ROW: 2, COL: 1, VALUE: 17.31
ROW: 3, COL: 1, VALUE: -4.13
ROW: 4, COL: 1, VALUE: 38.66
ROW: 5, COL: 1, VALUE: 8.9
ROW: 6, COL: 1, VALUE: 12.76
ROW: 7, COL: 1, VALUE: 14.78
ROW: 8, COL: 1, VALUE: 21.45
ROW: 9, COL: 1, VALUE: 21.52
ROW: 10, COL: 1, VALUE: 16.48
(LARGE SOLID BOX) CHEMICALS
COMPUTERS






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

COMPUTERS                    -5.05%  6.84%   18.41%  30.75%  21.96%  28.87%  20.45%  51.83%  31.62%  0.10%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -5.05
ROW: 2, COL: 1, VALUE: 6.84
ROW: 3, COL: 1, VALUE: 18.41
ROW: 4, COL: 1, VALUE: 30.75
ROW: 5, COL: 1, VALUE: 21.96
ROW: 6, COL: 1, VALUE: 28.87
ROW: 7, COL: 1, VALUE: 20.45
ROW: 8, COL: 1, VALUE: 51.83
ROW: 9, COL: 1, VALUE: 31.62
ROW: 10, COL: 1, VALUE: 0.1
(LARGE SOLID BOX) COMPUTERS
CONSTRUCTION AND HOUSING






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994     1995    1996    1997

CONSTRUCTION AND HOUSING     29.19%  16.60%  -9.64%  41.31%  18.71%  33.61%  -15.94%  28.78%  13.21%  29.83%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%    37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%    2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 29.19
ROW: 2, COL: 1, VALUE: 16.6
ROW: 3, COL: 1, VALUE: -9.639999999999999
ROW: 4, COL: 1, VALUE: 41.31
ROW: 5, COL: 1, VALUE: 18.71
ROW: 6, COL: 1, VALUE: 33.61
ROW: 7, COL: 1, VALUE: -15.94
ROW: 8, COL: 1, VALUE: 28.78
ROW: 9, COL: 1, VALUE: 13.21
ROW: 10, COL: 1, VALUE: 29.83
(LARGE SOLID BOX) CONSTRUCTION AND HOUSING
CONSUMER INDUSTRIES






Calendar year total returns                 1991    1992   1993    1994    1995    1996    1997

CONSUMER INDUSTRIES                         38.53%  8.56%  24.67%  -7.07%  28.30%  13.15%  38.06%

S&P 500                                     30.47%  7.62%  10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index                        3.06%   2.90%  2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 38.53
ROW: 5, COL: 1, VALUE: 8.560000000000001
ROW: 6, COL: 1, VALUE: 24.67
ROW: 7, COL: 1, VALUE: -7.07
ROW: 8, COL: 1, VALUE: 28.3
ROW: 9, COL: 1, VALUE: 13.15
ROW: 10, COL: 1, VALUE: 38.06
(LARGE SOLID BOX) CONSUMER INDUSTRIES
DEFENSE AND AEROSPACE






Calendar year total returns  1988    1989    1990    1991    1992   1993    1994   1995    1996    1997

DEFENSE AND AEROSPACE        4.32%   8.81%   -4.58%  26.93%  0.00%  28.86%  1.76%  47.36%  25.03%  23.57%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%  10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%  2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 4.319999999999999
ROW: 2, COL: 1, VALUE: 8.810000000000001
ROW: 3, COL: 1, VALUE: -4.58
ROW: 4, COL: 1, VALUE: 26.93
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 28.86
ROW: 7, COL: 1, VALUE: 1.76
ROW: 8, COL: 1, VALUE: 47.36
ROW: 9, COL: 1, VALUE: 25.03
ROW: 10, COL: 1, VALUE: 23.57
(LARGE SOLID BOX) DEFENSE AND AEROSPACE
DEVELOPING COMMUNICATIONS






Calendar year total returns                 1991    1992    1993    1994    1995    1996    1997

DEVELOPING COMMUNICATIONS                   61.39%  17.21%  31.77%  15.14%  17.37%  14.55%  6.04%

S&P 500                                     30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index                        3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 61.39
ROW: 5, COL: 1, VALUE: 17.21
ROW: 6, COL: 1, VALUE: 31.77
ROW: 7, COL: 1, VALUE: 15.14
ROW: 8, COL: 1, VALUE: 17.37
ROW: 9, COL: 1, VALUE: 14.55
ROW: 10, COL: 1, VALUE: 6.04
(LARGE SOLID BOX) DEVELOPING COMMUNICATIONS
ELECTRONICS






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

ELECTRONICS                  -8.47%  15.67%  5.81%   35.29%  27.44%  32.08%  17.17%  68.97%  41.72%  13.72%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -8.470000000000001
ROW: 2, COL: 1, VALUE: 15.67
ROW: 3, COL: 1, VALUE: 5.81
ROW: 4, COL: 1, VALUE: 35.29000000000001
ROW: 5, COL: 1, VALUE: 27.44
ROW: 6, COL: 1, VALUE: 32.08
ROW: 7, COL: 1, VALUE: 17.17
ROW: 8, COL: 1, VALUE: 68.97
ROW: 9, COL: 1, VALUE: 41.72000000000001
ROW: 10, COL: 1, VALUE: 13.72
(LARGE SOLID BOX) ELECTRONICS
ENERGY






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994   1995    1996    1997

ENERGY                       15.94%  42.83%  -4.49%  0.04%   -2.39%  19.15%  0.41%  21.38%  32.47%  10.28%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 15.94
ROW: 2, COL: 1, VALUE: 42.83
ROW: 3, COL: 1, VALUE: -4.49
ROW: 4, COL: 1, VALUE: 0.04000000000000001
ROW: 5, COL: 1, VALUE: -2.39
ROW: 6, COL: 1, VALUE: 19.15
ROW: 7, COL: 1, VALUE: 0.41
ROW: 8, COL: 1, VALUE: 21.38
ROW: 9, COL: 1, VALUE: 32.47
ROW: 10, COL: 1, VALUE: 10.28
(LARGE SOLID BOX) ENERGY
ENERGY SERVICE






Calendar year total returns  1988    1989    1990    1991     1992   1993    1994   1995    1996    1997

ENERGY SERVICE               -0.40%  59.44%  1.75%   -23.48%  3.43%  20.96%  0.57%  40.87%  49.08%  51.87%

S&P 500                      16.61%  31.69%  -3.10%  30.47%   7.62%  10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%    2.90%  2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -0.4
ROW: 2, COL: 1, VALUE: 59.44
ROW: 3, COL: 1, VALUE: 1.75
ROW: 4, COL: 1, VALUE: -23.48
ROW: 5, COL: 1, VALUE: 3.43
ROW: 6, COL: 1, VALUE: 20.96
ROW: 7, COL: 1, VALUE: 0.5700000000000001
ROW: 8, COL: 1, VALUE: 40.87
ROW: 9, COL: 1, VALUE: 49.08
ROW: 10, COL: 1, VALUE: 51.87
(LARGE SOLID BOX) ENERGY SERVICE

ENVIRONMENTAL SERVICES






Calendar year total returns            1990    1991    1992    1993    1994    1995    1996    1997

ENVIRONMENTAL SERVICES                 -2.48%  7.66%   -1.37%  -0.62%  -9.55%  26.13%  15.61%  17.87%

S&P 500                                -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index                   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: -2.48
ROW: 4, COL: 1, VALUE: 7.659999999999999
ROW: 5, COL: 1, VALUE: -1.37
ROW: 6, COL: 1, VALUE: -0.6200000000000001
ROW: 7, COL: 1, VALUE: -9.550000000000001
ROW: 8, COL: 1, VALUE: 26.13
ROW: 9, COL: 1, VALUE: 15.61
ROW: 10, COL: 1, VALUE: 17.87
(LARGE SOLID BOX) ENVIRONMENTAL SERVICES
FINANCIAL SERVICES






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994    1995    1996    1997

FINANCIAL SERVICES           12.01%  19.34%  -24.33%  61.63%  42.82%  17.55%  -3.65%  47.34%  32.12%  41.98%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 12.01
ROW: 2, COL: 1, VALUE: 19.34
ROW: 3, COL: 1, VALUE: -24.33
ROW: 4, COL: 1, VALUE: 61.63
ROW: 5, COL: 1, VALUE: 42.82
ROW: 6, COL: 1, VALUE: 17.55
ROW: 7, COL: 1, VALUE: -3.65
ROW: 8, COL: 1, VALUE: 47.34
ROW: 9, COL: 1, VALUE: 32.12000000000001
ROW: 10, COL: 1, VALUE: 41.98
(LARGE SOLID BOX) FINANCIAL SERVICES
FOOD AND AGRICULTURE






Calendar year total returns  1988    1989    1990    1991    1992   1993    1994   1995    1996    1997

FOOD AND AGRICULTURE         26.77%  38.87%  9.33%   34.09%  6.03%  8.82%   6.09%  36.64%  13.35%  30.34%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%  10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%  2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 26.77
ROW: 2, COL: 1, VALUE: 38.87
ROW: 3, COL: 1, VALUE: 9.33
ROW: 4, COL: 1, VALUE: 34.09
ROW: 5, COL: 1, VALUE: 6.03
ROW: 6, COL: 1, VALUE: 8.82
ROW: 7, COL: 1, VALUE: 6.09
ROW: 8, COL: 1, VALUE: 36.64
ROW: 9, COL: 1, VALUE: 13.35
ROW: 10, COL: 1, VALUE: 30.34
(LARGE SOLID BOX) FOOD AND AGRICULTURE
HEALTH CARE






Calendar year total returns  1988    1989    1990    1991    1992     1993    1994    1995    1996    1997

HEALTH CARE                  8.83%   42.49%  24.32%  83.69%  -17.43%  2.42%   21.46%  45.86%  15.46%  31.15%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%    10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%    2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 8.83
ROW: 2, COL: 1, VALUE: 42.49
ROW: 3, COL: 1, VALUE: 24.32
ROW: 4, COL: 1, VALUE: 83.69
ROW: 5, COL: 1, VALUE: -17.43
ROW: 6, COL: 1, VALUE: 2.42
ROW: 7, COL: 1, VALUE: 21.46
ROW: 8, COL: 1, VALUE: 45.86
ROW: 9, COL: 1, VALUE: 15.46
ROW: 10, COL: 1, VALUE: 31.15
(LARGE SOLID BOX) HEALTH CARE
HOME FINANCE






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

HOME FINANCE                 18.50%  9.33%   -15.08%  64.61%  57.85%  27.29%  2.68%  53.49%  36.88%  45.75%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 18.5
ROW: 2, COL: 1, VALUE: 9.33
ROW: 3, COL: 1, VALUE: -15.08
ROW: 4, COL: 1, VALUE: 64.61
ROW: 5, COL: 1, VALUE: 57.84999999999999
ROW: 6, COL: 1, VALUE: 27.29
ROW: 7, COL: 1, VALUE: 2.68
ROW: 8, COL: 1, VALUE: 53.49
ROW: 9, COL: 1, VALUE: 36.88
ROW: 10, COL: 1, VALUE: 45.75
(LARGE SOLID BOX) HOME FINANCE
INDUSTRIAL EQUIPMENT






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

INDUSTRIAL EQUIPMENT         4.89%   17.95%  -15.51%  26.84%  11.34%  43.33%  3.13%  27.81%  26.71%  18.55%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 4.89
ROW: 2, COL: 1, VALUE: 17.95
ROW: 3, COL: 1, VALUE: -15.51
ROW: 4, COL: 1, VALUE: 26.84
ROW: 5, COL: 1, VALUE: 11.34
ROW: 6, COL: 1, VALUE: 43.33
ROW: 7, COL: 1, VALUE: 3.13
ROW: 8, COL: 1, VALUE: 27.81
ROW: 9, COL: 1, VALUE: 26.71
ROW: 10, COL: 1, VALUE: 18.55
(LARGE SOLID BOX) INDUSTRIAL EQUIPMENT
INDUSTRIAL MATERIALS






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

INDUSTRIAL MATERIALS         10.84%  4.45%   -17.17%  35.81%  12.37%  21.38%  8.19%  15.39%  14.01%  1.75%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 10.84
ROW: 2, COL: 1, VALUE: 4.45
ROW: 3, COL: 1, VALUE: -17.17
ROW: 4, COL: 1, VALUE: 35.81
ROW: 5, COL: 1, VALUE: 12.37
ROW: 6, COL: 1, VALUE: 21.38
ROW: 7, COL: 1, VALUE: 8.19
ROW: 8, COL: 1, VALUE: 15.39
ROW: 9, COL: 1, VALUE: 14.01
ROW: 10, COL: 1, VALUE: 1.75
(LARGE SOLID BOX) INDUSTRIAL MATERIALS
INSURANCE






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

INSURANCE                    17.40%  37.83%  -9.81%  36.68%  22.50%  8.18%   -0.35%  34.81%  23.71%  42.47%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 17.4
ROW: 2, COL: 1, VALUE: 37.83
ROW: 3, COL: 1, VALUE: -9.810000000000001
ROW: 4, COL: 1, VALUE: 36.68
ROW: 5, COL: 1, VALUE: 22.5
ROW: 6, COL: 1, VALUE: 8.18
ROW: 7, COL: 1, VALUE: -0.35
ROW: 8, COL: 1, VALUE: 34.81
ROW: 9, COL: 1, VALUE: 23.71
ROW: 10, COL: 1, VALUE: 42.47
(LARGE SOLID BOX) INSURANCE
LEISURE






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994    1995    1996    1997

LEISURE                      26.01%  31.21%  -22.29%  32.94%  16.23%  39.55%  -6.84%  26.96%  13.41%  41.29%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 26.01
ROW: 2, COL: 1, VALUE: 31.21
ROW: 3, COL: 1, VALUE: -22.29
ROW: 4, COL: 1, VALUE: 32.94
ROW: 5, COL: 1, VALUE: 16.23
ROW: 6, COL: 1, VALUE: 39.55
ROW: 7, COL: 1, VALUE: -6.84
ROW: 8, COL: 1, VALUE: 26.96
ROW: 9, COL: 1, VALUE: 13.41
ROW: 10, COL: 1, VALUE: 41.29000000000001
(LARGE SOLID BOX) LEISURE
MEDICAL DELIVERY






Calendar year total returns  1988    1989    1990    1991    1992     1993    1994    1995    1996    1997

MEDICAL DELIVERY             15.78%  58.02%  16.26%  77.83%  -13.19%  5.52%   19.84%  32.18%  11.00%  20.14%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%    10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%    2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 15.78
ROW: 2, COL: 1, VALUE: 58.02
ROW: 3, COL: 1, VALUE: 16.26
ROW: 4, COL: 1, VALUE: 77.83
ROW: 5, COL: 1, VALUE: -13.19
ROW: 6, COL: 1, VALUE: 5.52
ROW: 7, COL: 1, VALUE: 19.84
ROW: 8, COL: 1, VALUE: 32.18
ROW: 9, COL: 1, VALUE: 11.0
ROW: 10, COL: 1, VALUE: 20.14
(LARGE SOLID BOX) MEDICAL DELIVERY
MULTIMEDIA






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

MULTIMEDIA                   26.85%  32.54%  -26.21%  37.85%  21.50%  38.02%  4.00%  33.67%  1.07%   30.93%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 26.85
ROW: 2, COL: 1, VALUE: 32.54
ROW: 3, COL: 1, VALUE: -26.21
ROW: 4, COL: 1, VALUE: 37.84999999999999
ROW: 5, COL: 1, VALUE: 21.5
ROW: 6, COL: 1, VALUE: 38.02
ROW: 7, COL: 1, VALUE: 4.0
ROW: 8, COL: 1, VALUE: 33.67
ROW: 9, COL: 1, VALUE: 1.07
ROW: 10, COL: 1, VALUE: 30.93
(LARGE SOLID BOX) MULTIMEDIA
NATURAL GAS






Calendar year total returns                                1994    1995    1996    1997

NATURAL GAS                                                -6.84%  30.38%  34.32%  -8.06%

S&P 500                                                    1.32%   37.58%  22.96%  33.36%

Consumer Price Index                                       2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 0.0
ROW: 2, COL: 1, VALUE: 0.0
ROW: 3, COL: 1, VALUE: 0.0
ROW: 4, COL: 1, VALUE: 0.0
ROW: 5, COL: 1, VALUE: 0.0
ROW: 6, COL: 1, VALUE: 0.0
ROW: 7, COL: 1, VALUE: -6.84
ROW: 8, COL: 1, VALUE: 30.38
ROW: 9, COL: 1, VALUE: 34.32
ROW: 10, COL: 1, VALUE: -8.060000000000001
(LARGE SOLID BOX) NATURAL GAS
PAPER AND FOREST PRODUCTS






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994    1995    1996    1997

PAPER AND FOREST PRODUCTS    6.77%   4.08%   -15.11%  34.77%  12.05%  18.55%  14.14%  21.91%  7.07%   9.35%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 6.770000000000001
ROW: 2, COL: 1, VALUE: 4.08
ROW: 3, COL: 1, VALUE: -15.11
ROW: 4, COL: 1, VALUE: 34.77
ROW: 5, COL: 1, VALUE: 12.05
ROW: 6, COL: 1, VALUE: 18.55
ROW: 7, COL: 1, VALUE: 14.14
ROW: 8, COL: 1, VALUE: 21.91
ROW: 9, COL: 1, VALUE: 7.07
ROW: 10, COL: 1, VALUE: 9.350000000000001
(LARGE SOLID BOX) PAPER AND FOREST PRODUCTS
PRECIOUS METALS AND MINERALS






Calendar year total returns   1988     1989    1990     1991    1992     1993     1994    1995    1996    1997

PRECIOUS METALS AND MINERALS  -23.86%  32.16%  -21.07%  1.54%   -21.87%  111.62%  -1.14%  -3.34%  5.42%   -44.89%

S&P 500                       16.61%   31.69%  -3.10%   30.47%  7.62%    10.08%   1.32%   37.58%  22.96%  33.36%

Consumer Price Index          4.42%    4.65%   6.11%    3.06%   2.90%    2.75%    2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -23.86
ROW: 2, COL: 1, VALUE: 32.16
ROW: 3, COL: 1, VALUE: -21.07
ROW: 4, COL: 1, VALUE: 1.54
ROW: 5, COL: 1, VALUE: -21.87
ROW: 6, COL: 1, VALUE: 111.62
ROW: 7, COL: 1, VALUE: -1.14
ROW: 8, COL: 1, VALUE: -3.34
ROW: 9, COL: 1, VALUE: 5.42
ROW: 10, COL: 1, VALUE: -44.89
(LARGE SOLID BOX) PRECIOUS METALS AND MINERALS
REGIONAL BANKS






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

REGIONAL BANKS               25.71%  26.65%  -20.67%  65.79%  48.52%  11.17%  0.22%  46.77%  35.89%  45.56%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 25.71
ROW: 2, COL: 1, VALUE: 26.65
ROW: 3, COL: 1, VALUE: -20.67
ROW: 4, COL: 1, VALUE: 65.79000000000001
ROW: 5, COL: 1, VALUE: 48.52
ROW: 6, COL: 1, VALUE: 11.17
ROW: 7, COL: 1, VALUE: 0.22
ROW: 8, COL: 1, VALUE: 46.77
ROW: 9, COL: 1, VALUE: 35.89
ROW: 10, COL: 1, VALUE: 45.56
(LARGE SOLID BOX) REGIONAL BANKS
RETAILING






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

RETAILING                    38.71%  29.53%  -5.03%  68.13%  22.08%  13.03%  -5.01%  11.98%  20.86%  41.73%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 38.71
ROW: 2, COL: 1, VALUE: 29.53
ROW: 3, COL: 1, VALUE: -5.03
ROW: 4, COL: 1, VALUE: 68.13
ROW: 5, COL: 1, VALUE: 22.08
ROW: 6, COL: 1, VALUE: 13.03
ROW: 7, COL: 1, VALUE: -5.01
ROW: 8, COL: 1, VALUE: 11.98
ROW: 9, COL: 1, VALUE: 20.86
ROW: 10, COL: 1, VALUE: 41.73
(LARGE SOLID BOX) RETAILING
SOFTWARE AND COMPUTER SERVICES






Calendar year total returns     1988    1989    1990    1991    1992    1993    1994   1995    1996    1997

SOFTWARE AND COMPUTER SERVICES  9.05%   12.05%  0.86%   45.84%  35.54%  32.73%  0.39%  46.26%  21.77%  15.01%

S&P 500                         16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index            4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 9.050000000000001
ROW: 2, COL: 1, VALUE: 12.05
ROW: 3, COL: 1, VALUE: 0.8600000000000001
ROW: 4, COL: 1, VALUE: 45.84
ROW: 5, COL: 1, VALUE: 35.54
ROW: 6, COL: 1, VALUE: 32.73
ROW: 7, COL: 1, VALUE: 0.3900000000000001
ROW: 8, COL: 1, VALUE: 46.26000000000001
ROW: 9, COL: 1, VALUE: 21.77
ROW: 10, COL: 1, VALUE: 15.01
(LARGE SOLID BOX) SOFTWARE AND COMPUTER
SERVICES
TECHNOLOGY






Calendar year total returns  1988    1989    1990    1991    1992   1993    1994    1995    1996    1997

TECHNOLOGY                   -2.70%  16.99%  10.50%  58.97%  8.72%  28.65%  11.13%  43.81%  15.82%  10.33%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%  10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%  2.75%   2.67%   2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: -2.7
ROW: 2, COL: 1, VALUE: 16.99
ROW: 3, COL: 1, VALUE: 10.5
ROW: 4, COL: 1, VALUE: 58.97
ROW: 5, COL: 1, VALUE: 8.719999999999999
ROW: 6, COL: 1, VALUE: 28.65
ROW: 7, COL: 1, VALUE: 11.13
ROW: 8, COL: 1, VALUE: 43.81
ROW: 9, COL: 1, VALUE: 15.82
ROW: 10, COL: 1, VALUE: 10.33
(LARGE SOLID BOX) TECHNOLOGY
TELECOMMUNICATIONS






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

TELECOMMUNICATIONS           27.76%  50.88%  -16.40%  30.85%  15.32%  29.72%  4.32%  29.66%  5.40%   25.83%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 27.76
ROW: 2, COL: 1, VALUE: 50.88
ROW: 3, COL: 1, VALUE: -16.4
ROW: 4, COL: 1, VALUE: 30.85
ROW: 5, COL: 1, VALUE: 15.32
ROW: 6, COL: 1, VALUE: 29.72
ROW: 7, COL: 1, VALUE: 4.319999999999999
ROW: 8, COL: 1, VALUE: 29.66
ROW: 9, COL: 1, VALUE: 5.4
ROW: 10, COL: 1, VALUE: 25.83
(LARGE SOLID BOX) TELECOMMUNICATIONS
TRANSPORTATION






Calendar year total returns  1988    1989    1990     1991    1992    1993    1994   1995    1996    1997

TRANSPORTATION               38.45%  28.49%  -21.59%  54.14%  23.79%  29.32%  3.87%  15.17%  9.50%   32.13%

S&P 500                      16.61%  31.69%  -3.10%   30.47%  7.62%   10.08%  1.32%  37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%    3.06%   2.90%   2.75%   2.67%  2.54%   3.32%   1.70%



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: 38.45
ROW: 2, COL: 1, VALUE: 28.49
ROW: 3, COL: 1, VALUE: -21.59
ROW: 4, COL: 1, VALUE: 54.14
ROW: 5, COL: 1, VALUE: 23.79
ROW: 6, COL: 1, VALUE: 29.32
ROW: 7, COL: 1, VALUE: 3.87
ROW: 8, COL: 1, VALUE: 15.17
ROW: 9, COL: 1, VALUE: 9.5
ROW: 10, COL: 1, VALUE: 32.13
(LARGE SOLID BOX) TRANSPORTATION
UTILITIES GROWTH






Calendar year total returns  1988    1989    1990    1991    1992    1993    1994    1995    1996    1997

UTILITIES GROWTH             16.46%  39.02%  0.55%   21.03%  10.59%  12.54%  -7.41%  34.39%  11.37%  30.31%

S&P 500                      16.61%  31.69%  -3.10%  30.47%  7.62%   10.08%  1.32%   37.58%  22.96%  33.36%

Consumer Price Index         4.42%   4.65%   6.11%   3.06%   2.90%   2.75%   2.67%   2.54%   3.32%   1.70%



Percentage (%)
Row: 1, Col: 1, Value: 16.46
Row: 2, Col: 1, Value: 39.02
Row: 3, Col: 1, Value: 0.55
Row: 4, Col: 1, Value: 21.03
Row: 5, Col: 1, Value: 10.59
Row: 6, Col: 1, Value: 12.54
Row: 7, Col: 1, Value: -7.41
Row: 8, Col: 1, Value: 34.39
Row: 9, Col: 1, Value: 11.37
Row: 10, Col: 1, Value: 30.31
(LARGE SOLID BOX) UTILITIES GROWTH


This prospectus is printed on recycled paper using soy-based inks. FIDELITY SELECT PORTFOLIOS(registered trademark)
STATEMENT OF ADDITIONAL INFORMATION
APRIL 28, 1998
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus (dated April 28, 1998). Please retain this document for future
reference. The funds' Annual    R    eport is a separate document
supplied with this SAI. To obtain a free additional copy of the Prospectus or an Annual Report, please call Fidelity at 1-800-544-8888.
TABLE OF CONTENTS                                         PAGE



INVESTMENT POLICIES AND LIMITATIONS                       2

PORTFOLIO TRANSACTIONS                                    15

VALUATION                                                 24

PERFORMANCE                                               24

ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION  65

DISTRIBUTIONS AND TAXES                                   66

FMR                                                       68

TRUSTEES AND OFFICERS                                     68

MANAGEMENT CONTRACTS                                      73

CONTRACTS WITH FMR AFFILIATES                             86

DESCRIPTION OF THE TRUST                                  93

FINANCIAL STATEMENTS                                      94

APPENDIX                                                  95

INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc. (FMR U.K.)(stock funds)
Fidelity Management & Research (Far East) Inc. (FMR Far East)(stock funds)
Fidelity Investments Money Management, Inc. (FIMM) (money market fund)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Service Company, Inc. (FSC)
SEL-ptb-0498
1.702309
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the
1940 Act)   )     of the fund. However, except for the fundamental
investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
INVESTMENT LIMITATIONS OF EACH STOCK FUND (EXCEPT BUSINESS SERVICES
AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO,    MEDICAL
EQUIPMENT AND SYSTEMS PORTFOLIO,     AND NATURAL RESOURCES PORTFOLIO)
THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET
FORTH IN THEIR ENTIRETY. A FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that a fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days ( not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(3) underwrite securities issued by others, except to the extent that a fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase or sell the securities of any issuer, if, as a result of such purchase or sale, less than 25% of the assets of the fund would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to Precious
Metals and Minerals Portfolio or to American Gold Portfolio (see
below); or
(7) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
ADDITIONAL FUNDAMENTAL INVESTMENT LIMITATIONS OF CERTAIN OF THE STOCK
FUNDS.
AMERICAN GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS PORTFOLIO MAY
NOT:
(1) purchase any precious metal if, as a result, more than 50% of its total assets would be invested in precious metals; or
(2) purchase or sell physical commodities, provided that the fund may purchase and sell precious metals, and further provided that the fund may sell physical commodities acquired as a result of ownership of securities. The fund may not purchase or sell options, options on futures contracts, or futures contracts on physical commodities other than precious metals.
FINANCIAL SERVICES PORTFOLIO, REGIONAL BANKS PORTFOLIO, AND HOME
FINANCE PORTFOLIO MAY NOT:
(1) with respect to 75% of total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of that issuer;
(2) purchase the securities of any issuer (except securities issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result, more than 10% of the outstanding voting securities of that issuer would be owned by the fund.
THE FOLLOWING ARE    NON-FUNDAMENTAL LIMITATIONS FOR     EACH STOCK
FUND (EXCEPT BUSINESS SERVICES AND OUTSOURCING PORTFOLIO, CYCLICAL
INDUSTRIES PORTFOLIO,    MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO,
    AND NATURAL RESOURCES PORTFOLIO)   ,     WHICH MAY BE CHANGED
WITHOUT SHAREHOLDER APPROVAL.
(i) For each fund, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that a fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2) for all stock funds). Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at
approximately the prices at which they are valued.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except (a) by lending money (up to 5% of a fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser, or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the funds.
For purposes of limitation (i), Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M)
and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.
With respect to limitation (vi), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the funds   '     limitations    on     futures and options
transactions, see the section entitled "Limitations Futures and
   O    ptions Transactions" on page .
   INVESTMENT LIMITATIONS OF BUSINESS SERVICES AND OUTSOURCING
PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO, MEDICAL EQUIPMENT AND
SYSTEMS PORTFOLIO, AND NATURAL RESOURCES PORTFOLIO
THE FOLLOWING ARE THE FUNDS' FUNDAMENTAL INVESTMENT LIMITATIONS SET
FORTH IN THEIR ENTIRETY. A FUND MAY NOT:
(1) issue senior securities, except as permitted under the Investment Company Act of 1940;
(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed)
less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including
Sundays and holidays) to the extent necessary to comply with the 33%
limitation;
(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(4) purchase the securities of any issuer if, as a result, less than
25% of the fund's total assets would be invested in the securities of issuers principally engaged in the business activities having the specific characteristics denoted by the fund;
(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities). This limitation does not apply to Natural Resources Portfolio (see below); or
(7) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
NATURAL RESOURCES PORTFOLIO MAY NOT:
(1) purchase or sell physical commodities other than precious metals, provided that the fund may sell physical commodities acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.
THE FOLLOWING ARE    NON-FUNDAMENTAL LIMITS FOR     BUSINESS SERVICES
AND OUTSOURCING PORTFOLIO, CYCLICAL INDUSTRIES PORTFOLIO,    MEDICAL
EQUIPMENT AND SYSTEMS PORTFOLIO,     AND NATURAL RESOURCES
PORTFOLIO   ,     WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) For each fund, in order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund does not currently intend to hedge more than 40% of its total assets with short sales against the box under normal conditions.
(v) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (2)). The fund will not borrow from other funds advised by
FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(vi) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at
approximately the prices at which they are valued.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 5% of the fund's net assets) to a registered investment company or portfolio for which Fidelity Management & Research Company or an affiliate serves as investment adviser, or (b) acquiring loans, loan
participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund.
For purposes of limitation (i), Subchapter M generally requires a fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of a fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter M)
and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of a fund's taxable year.
With respect to the limitation (vi), if through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page        .
INVESTMENT LIMITATIONS OF SELECT MONEY MARKET PORTFOLIO (MONEY MARKET
FUND)
THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET
FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities)
if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) borrow money, except that the fund may (i) borrow money for temporary or emergency purposes (not for leveraging or investment) and
(ii) engage in reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the fund will invest more than 25% of its total assets in the financial services industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments;
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements; or
(9) invest in companies for the purpose of exercising control or management.
(10) In addition the fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the fund.
THE FOLLOWING ARE THE FUND'S NON-FUNDAMENTAL LIMITATIONS WHICH MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.
(i) The fund does not currently intend to purchase a security (other than a security issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the fund may invest up to 25% of its total assets in the first tier securities of a single issuer for up to three business days. (This limit does not apply to investments of up to 25%
of total assets in securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order granted by the SEC).
(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
(v) The fund does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at
approximately the prices at which they are valued.
(vi) The fund does not currently intend to purchase physical commodities or purchase or sell futures contracts based on physical commodities.
(vii) The fund does not currently intend to lend assets other than securities to other parties, except by lending money (up to 10% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(viii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 10% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.
For the money market fund's policies on quality and maturity, see the
section entitled "Quality and Maturity" on page        .
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO AND FINANCIAL SERVICES PORTFOLIO. Rule 12d3-1 under the 1940 Act allows investment portfolios such as these funds to invest in companies engaged in
securities-related activities subject to certain conditions. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker/dealer, underwriting, or investment advisory activities)
are subject only to the same percentage limitations as would apply to any other security the funds may purchase. Each fund may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, subject to the following conditions:
a. the purchase cannot cause more than 5% of the fund's total assets to be invested in securities of that issuer;
b. for an equity security, the purchase cannot result in the fund owning more than 5% of the issuer's outstanding securities in that class;
c. for a debt security, the purchase cannot result in the fund's owning more than 10% of the outstanding principal amount of the issuer's debt securities.
In applying the gross revenue test, an issuer's own securities-related activities must be combined with its ratable share of securities-related revenues from enterprises in which it owns a 20% or greater voting or equity interest. All of the above percentage limitations, as well as the issuer's gross revenue test, are applicable at the time of purchase. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations shall be made as though such warrant, right, or conversion privilege had been exercised. A fund will not be required to divest its holdings of a particular issuer when circumstances subsequent to the purchase cause one of the above conditions not to be met. Each fund is not permitted to acquire any security issued by FMR,
FDC, or any affiliated company of these companies that is a securities-related business. The purchase of a general partnership interest in a securities-related business is prohibited.
MULTIMEDIA PORTFOLIO. The Federal Communications Commission (FCC) has certain rules which limit ownership of corporate broadcast licensees in an effort to assure that no one person or entity (including mutual funds) exercises an unacceptable degree of influence or control over broadcast facilities.
AMERICAN GOLD PORTFOLIO AND PRECIOUS METALS AND MINERALS PORTFOLIO. American Gold Portfolio and Precious Metals and Minerals Portfolio
each has the authority to invest a portion of its assets in precious metals, such as gold, platinum, palladium, and silver. No more than
50% of either fund's total assets may be invested in precious metals, including gold bullion or coins.
FMR does not currently intend that either fund will hold gold coins, but the Trustees reserve the right of the funds to do so in the future. Transactions in gold coins will be entered into only with prior approval by the Trustees, prior notice to current shareholders, and provided that disclosure regarding the nature of such investments is set forth in a subsequent prospectus that is part of the
registration statement declared effective by the Securities and
Exchange Commission (SEC). In addition, the ability of the funds to hold gold coins may be restricted by the securities laws and/or regulations of states where the funds' shares are qualified for sale.
The funds may also consider investments in securities indexed to the price of gold or other precious metals as an alternative to direct investments in precious metals.
Precious Metals and Minerals Portfolio's gold-related investments will often contain securities of companies located in the Republic of South Africa, which is a principal producer of gold. Unsettled political and social conditions in South Africa and its neighboring countries, may from time to time pose certain risks to Precious Metals and Minerals Portfolio's investments in South African issuers. These events could also have an impact on American Gold Portfolio through their influence on the price of gold and related mining securities worldwide.
FUND DESCRIPTIONS
THE STOCK FUNDS INVEST PRIMARILY WITHIN THE INVESTMENT AREAS DESCRIBED
BELOW.
AIR TRANSPORTATION PORTFOLIO: COMPANIES ENGAGED IN THE REGIONAL,
NATIONAL AND INTERNATIONAL MOVEMENT OF PASSENGERS, MAIL, AND FREIGHT
VIA AIRCRAFT. These companies include the major airlines, commuter airlines, air cargo and express delivery operators, air freight forwarders, aviation service firms, and manufacturers of aeronautical equipment.
Airline deregulation has substantially diminished the government's role in the air transport industry while promoting an increased level of competition. However, regulations and policies of various domestic and foreign governments can still affect the profitability of individual carriers as well as the entire industry. In addition to regulations and competition, the air transport industry is also very sensitive to fuel price levels and the state of foreign and domestic economies.
AMERICAN GOLD PORTFOLIO: COMPANIES ENGAGED IN EXPLORATION, MINING, PROCESSING, OR DEALING IN GOLD, OR, TO A LESSER DEGREE, IN SILVER, PLATINUM, DIAMONDS, OR OTHER PRECIOUS METALS AND MINERALS. FMR also may invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities.
Normally at least 80% of the fund's assets will be invested in securities of North, Central and South American companies engaged in
gold-related activities, and in gold bullion or coins.    The fund
also may invest in securities whose redemption value is indexed to the price of gold or other precious metals. Because the value of these securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. FMR currently intends to treat such securities as investments in precious metals for the purposes of the fund's fundamental investment limitations, including the fund's
80% policy.
The prices of gold and other precious metal mining securities have been subject to substantial fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or
trade or currency restrictions between countries.    Because     much
of the world's gold reserves are located in South Africa, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere. Investors should understand the special considerations and risks related to such an investment emphasis, and, accordingly, the potential effect on the fund's value.
In addition to its investments in securities, the fund may invest a portion of its assets in gold or other precious metals in the form of bullion, coins, or securities indexed to the price of precious metals.
The price   s     of gold and other precious metals    are
affected by broad economic and political conditions, but    are
less subject to local and company-specific factors than securities of individual companies. As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. FMR intends to purchase only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The fund may incur higher custody and transaction costs for precious
metals than for securities.    Also, precious metals investments do
not pay income.
   For the fund     to qualify as a registered investment company
under current federal tax law    , gains from selling precious metals
may not exceed 10% of the fund's gross income    for its taxable
year    . This tax requirement could cause the fund to hold or sell
   precious metals     or securities when it would not otherwise do
so.
AUTOMOTIVE PORTFOLIO: COMPANIES ENGAGED IN THE MANUFACTURE, MARKETING
OR SALE OF AUTOMOBILES, TRUCKS, SPECIALTY VEHICLES, PARTS, TIRES, AND RELATED SERVICES. These companies may include, for example, companies involved with the manufacture and distribution of vehicles, vehicle parts and tires (either original equipment or for the aftermarket) and companies involved in the retail sale of vehicles, parts or tires. In addition, the fund may invest in companies that provide automotive-related services to manufacturers, distributors or consumers.
The automotive industry is highly cyclical and companies involved in this business may suffer periodic operating losses. While most of the major manufacturers are large, financially strong companies, many others are small and may be non-diversified in both product line and customer base.
BIOTECHNOLOGY PORTFOLIO: COMPANIES ENGAGED IN THE RESEARCH,
DEVELOPMENT, AND MANUFACTURE OF VARIOUS BIOTECHNOLOGICAL PRODUCTS,
SERVICES AND PROCESSES. These include companies involved with new or experimental technologies such as genetic engineering, hybridoma and recombinant DNA techniques and monoclonal antibodies. The fund may also invest in companies that manufacture and/or distribute biotechnological and biomedical products, including devices and instruments, and in companies that provide or benefit significantly from scientific and technological advances in biotechnology. Some biotechnology companies may provide processes or services instead of, or in addition to, products.
The description of the biotechnology sector will be interpreted broadly by FMR, and may include applications and developments in such areas as human health care (e.g., cancer, infectious disease, diagnostics and therapeutics); pharmaceuticals (e.g., new drug development and production); agricultural and veterinary applications (e.g., improved seed varieties, animal growth hormones); chemicals
(e.g., enzymes, toxic waste treatment); medical/surgical (e.g., epidermal growth factor, in vivo imaging/therapeutics); and industry
(e.g., biochips, fermentation, enhanced mineral recovery).
Many of these companies may have losses and may not offer products until the end of the decade. These companies may have persistent losses during a new product's transition from development to production, and revenue patterns may be erratic. In addition, biotechnology companies are affected by patent considerations, intense competition, rapid technological change and obsolescence, and regulatory requirements of the U.S. Food and Drug Administration, the Environmental Protection Agency (EPA), state and local governments, and foreign regulatory authorities. Many of these companies are relatively small and their stock is thinly traded.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO: COMPANIES ENGAGED IN
STOCK BROKERAGE, COMMODITY BROKERAGE, INVESTMENT BANKING,
TAX-ADVANTAGED INVESTMENT OR INVESTMENT SALES, INVESTMENT MANAGEMENT,
OR RELATED INVESTMENT ADVISORY SERVICES. The fund may invest in diversified companies with operations in the aforementioned areas, in addition to firms principally engaged in brokerage activities or investment management. The fund will not invest in securities of FMR or its affiliated companies.
Changes in regulations, the brokerage commission structure, and the competitive environment, combined with the operating leverage inherent in companies in these industries, can produce erratic revenues and earnings over time. The performance of companies in this industry can be closely tied to the stock market and can suffer during market declines. Revenues often depend on overall market activity. SEC regulations provide that the fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies as well as those deriving more than 15% of profits from brokerage and investment management activities will be considered to be "principally engaged" in this fund's specific business activity.
BUSINESS SERVICES AND OUTSOURCING PORTFOLIO: COMPANIES THAT PROVIDE BUSINESS-RELATED SERVICES TO COMPANIES AND OTHER ORGANIZATIONS. Business-related services may include for example, data processing, consulting, outsourcing, temporary employment, market research or database services, printing, advertising, computer programming, credit reporting, claims collection, mailing and photocopying. Typically, these services are provided on a contract or fee basis.
The success of companies that provide business-related services is, in part, subject to continued demand for such services as companies and other organizations seek alternative, cost effective means to meet their economic goals. Competitive pressures, such as technological developments, fixed-rate pricing, and the ability to attract and retain skilled employees, also may have a significant impact on the financial condition of companies in the business services and outsourcing industry.
CHEMICALS PORTFOLIO: COMPANIES ENGAGED IN THE RESEARCH, DEVELOPMENT, MANUFACTURE OR MARKETING OF PRODUCTS OR SERVICES RELATED TO THE
CHEMICAL PROCESS INDUSTRIES. Such products may include synthetic and natural materials, such as basic and intermediate organic and inorganic chemicals, plastics, synthetic fibers, fertilizers, industrial gases, flavorings, fragrances, biological materials, catalysts, carriers, additives, and process aids. The fund may also invest in companies providing design, engineering, construction, and consulting services to companies engaged in chemical processing.
Companies in the chemical processing field are subject to regulation by various federal and state authorities, including the EPA and its state agency counterparts. As regulations are developed and enforced, such companies may be required to alter or cease production of a product, to pay fines or to pay for cleaning up a disposal site, or to agree to restrictions on their operations. In addition, some of the materials and processes used by these companies involve hazardous components. There are risks associated with their production, handling and disposal. These risks are in addition to the more common risks of intense competition and product obsolescence.
COMPUTERS PORTFOLIO: COMPANIES ENGAGED IN RESEARCH, DESIGN,
DEVELOPMENT, MANUFACTURE OR DISTRIBUTION OF PRODUCTS, PROCESSES OR
SERVICES THAT RELATE TO CURRENTLY AVAILABLE OR EXPERIMENTAL HARDWARE TECHNOLOGY WITHIN THE COMPUTER INDUSTRY. The fund may invest in companies that provide the following products or services: mainframes, minicomputers, microcomputers, peripherals, data or information processing, office or factory automation, robotics, artificial intelligence, computer aided design, medical technology, engineering and manufacturing, data communications and software.
Competitive pressures may have a significant effect on the financial conditions of companies in the computer industry. For example, as product cycles shorten and manufacturing capacity increases, these companies could become increasingly subject to aggressive pricing, which hampers profitability. Fluctuating domestic and international demand also affect profitability.
CONSTRUCTION AND HOUSING PORTFOLIO: COMPANIES ENGAGED IN THE DESIGN
AND CONSTRUCTION OF RESIDENTIAL, COMMERCIAL, INDUSTRIAL AND PUBLIC
WORKS FACILITIES, AS WELL AS COMPANIES ENGAGED IN THE MANUFACTURE,
SUPPLY, DISTRIBUTION OR SALE OF PRODUCTS OR SERVICES TO THESE
CONSTRUCTION INDUSTRIES. Examples of companies engaged in these activities include companies that provide engineering and contracting services, companies that supply home furnishings, and companies that produce basic building materials such as cement, aggregates, gypsum, timber, and wall and floor coverings.
The fund also may invest in the securities of companies involved in real estate development and construction financing such as
homebuilders, architectural and design firms, and property managers. Additionally, the fund may invest in companies involved in the home improvement and maintenance industry, including building material retailers and distributors, household service firms, and those companies that supply such companies.
The companies in which the fund may invest are subject to, among other factors, changes in government spending on public works and transportation facilities such as highways and airports, as well as changes in interest rates and levels of economic activity, government-sponsored housing subsidy programs, rate of housing turnover, taxation, demographic patterns, consumer spending, consumer confidence, and new and existing home sales.
CONSUMER INDUSTRIES PORTFOLIO: COMPANIES ENGAGED IN THE MANUFACTURE
AND DISTRIBUTION OF GOODS TO CONSUMERS BOTH DOMESTICALLY AND INTERNATIONALLY. The fund may invest in companies that manufacture or sell durable products such as homes, cars, boats, furniture, major appliances, and personal computers.
The fund also may invest in companies that manufacture, wholesale, or retail non-durable goods such as food, beverages, tobacco, health care products, household and personal care products, apparel, and entertainment products (e.g., books, magazines, TV, cable, movies, music, gaming, sports). In addition, the fund may invest in consumer products and services such as lodging, child care, convenience stores, and car rentals.
The success of durable goods manufacturers and retailers is closely tied to the performance of the overall economy, interest rates, and consumer confidence. These segments are very competitive; success depends heavily on household disposable income and consumer spending. Consumer product and retailing concepts tend to rise and fall with changes in demographics and consumer tastes.
CYCLICAL INDUSTRIES PORTFOLIO: COMPANIES ENGAGED IN THE RESEARCH, DEVELOPMENT, MANUFACTURE, DISTRIBUTION, SUPPLY, OR SALE OF MATERIALS, EQUIPMENT, PRODUCTS OR SERVICES RELATED TO CYCLICAL INDUSTRIES. These
may include the automotive, chemical, construction and housing, defense and aerospace, environmental services, industrial equipment and materials, paper and forest products, and transportation industries.
Many companies in these industries are significantly affected by general economic trends including employment, economic growth, and interest rates. Other factors that may affect these industries are changes in consumer sentiment and spending, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. At times, worldwide production of the materials used in cyclical industries has exceeded demand as a result of, for example, over-building or economic downturns. During these times, commodity price declines and unit volume reductions resulted in poor investment returns and losses. Furthermore, a company in the cyclical industries may be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
DEFENSE AND AEROSPACE PORTFOLIO: COMPANIES ENGAGED IN THE RESEARCH, MANUFACTURE OR SALE OF PRODUCTS OR SERVICES RELATED TO THE DEFENSE OR AEROSPACE INDUSTRIES. The fund may invest in companies that provide the following products or services: air transport; defense
electronics; aircraft or spacecraft production; missile design; data processing or computer-related services; communications systems;
research; development and manufacture of military weapons and transportation; general aviation equipment, missiles, space launch vehicles, and spacecraft; units for guidance, propulsion, and control of flight vehicles; and equipment components and airborne and ground-based equipment essential to the testing, operation, and maintenance of flight vehicles.
Companies involved in the defense and aerospace industries rely to a large extent on U.S. (and other) government demand for their products and services. The financial condition of such companies and investor interest in the stocks of these companies are heavily influenced by federal defense and aerospace spending policies. For example, defense spending is currently under pressure from efforts to control the U.S. budget deficit.
DEVELOPING COMMUNICATIONS PORTFOLIO: COMPANIES ENGAGED IN THE
DEVELOPMENT, MANUFACTURE OR SALE OF EMERGING COMMUNICATIONS SERVICES
OR EQUIPMENT. The fund may invest in companies developing or offering services or products based on communications technologies such as cellular, paging, personal communications networks, special mobile radio, facsimile, fiber optic transmission, voice mail, video conferencing, microwave, satellite, local and wide area networking, and other transmission electronics. For purposes of characterizing the fund's investments, communications services or equipment may be deemed to be "emerging" if they derive from new technologies or new applications of existing technologies. The fund will focus on companies whose business is based on these emerging technologies, with less emphasis on traditional telephone utilities and large long distance carriers. The fund will attempt to exploit growth
opportunities presented by new technologies and applications in the communications field. Many of these opportunities may be in the development stage and, as such, can pose large risks as well as potential rewards. Such risks might include failure to obtain (or delays in obtaining) adequate financing or necessary regulatory approvals, intense competition, product incompatibility, consumer preferences and rapid obsolescence. Securities of small companies that base their business on emerging technologies may be volatile due to limited product lines, markets, or financial resources.
ELECTRONICS PORTFOLIO: COMPANIES ENGAGED IN THE DESIGN, MANUFACTURE,
OR SALE OF ELECTRONIC COMPONENTS (SEMICONDUCTORS, CONNECTORS, PRINTED CIRCUIT BOARDS AND OTHER COMPONENTS); EQUIPMENT VENDORS TO ELECTRONIC COMPONENT MANUFACTURERS; ELECTRONIC COMPONENT DISTRIBUTORS; AND
ELECTRONIC INSTRUMENTS AND ELECTRONIC SYSTEMS VENDORS. In addition, the fund may invest in companies in the fields of defense electronics, medical electronics, consumer electronics, advanced manufacturing technologies (computer-aided design and computer-aided manufacturing [CAD/CAM], computer-aided engineering, and robotics), lasers and electro-optics, and other new electronic technologies. Many of the products offered by companies engaged in the design, production or distribution of electronic products are subject to risks of rapid obsolescence and intense competition.
ENERGY PORTFOLIO: COMPANIES IN THE ENERGY FIELD, INCLUDING THE
CONVENTIONAL AREAS OF OIL, GAS, ELECTRICITY AND COAL, AND NEWER
SOURCES OF ENERGY SUCH AS NUCLEAR, GEOTHERMAL, OIL SHALE AND SOLAR
POWER. The business activities of companies in which the fund may invest include: production, generation, transmission, refining, marketing, control, distribution or measurement of energy or energy fuels such as petrochemicals; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field will also be considered for this fund.
The securities of companies in the energy field are subject to changes in value and dividend yield which depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments.
ENERGY SERVICE PORTFOLIO: COMPANIES IN THE ENERGY SERVICE FIELD,
INCLUDING THOSE THAT PROVIDE SERVICES AND EQUIPMENT TO THE
CONVENTIONAL AREAS OF OIL, GAS, ELECTRICITY AND COAL, AND NEWER
SOURCES OF ENERGY SUCH AS NUCLEAR, GEOTHERMAL, OIL SHALE AND SOLAR
POWER. The fund may invest in companies involved in providing services and equipment for drilling processes such as offshore and onshore drilling, drill bits, drilling rig equipment, drilling string equipment, drilling fluids, tool joints and wireline logging. Many energy service companies are engaged in production and well
maintenance, providing such products and services as packers, perforating equipment, pressure pumping, downhole equipment, valves, pumps, compression equipment, and well completion equipment and service. Certain companies supply energy providers with exploration technology such as seismic data, geological and geophysical services, and interpretation of this data. The fund may also invest in companies with a variety of products or services including pipeline
construction, oil tool rental, underwater well services, helicopter services, geothermal plant design or construction, electric and nuclear plant design or construction, energy-related capital equipment, mining related equipment or services, and high technology companies serving the above industries.
Energy service firms are affected by supply, demand and other normal competitive factors for their specific products or services. They are also affected by other unpredictable factors such as supply and demand for oil and gas, prices of oil and gas, exploration and production spending, governmental regulation, world events and economic conditions.
ENVIRONMENTAL SERVICES PORTFOLIO: COMPANIES ENGAGED IN THE RESEARCH, DEVELOPMENT, MANUFACTURE OR DISTRIBUTION OF PRODUCTS, PROCESSES OR
SERVICES RELATED TO WASTE MANAGEMENT OR POLLUTION CONTROL. Such
products, processes or services may include the transportation, treatment and disposal of both hazardous and solid wastes, including waste-to-energy and recycling; remedial project efforts, including groundwater and underground storage tank decontamination, asbestos cleanup and emergency cleanup response; and the detection, analysis, evaluation, and treatment of both existing and potential environmental problems including, among others, contaminated water, air pollution, and acid rain. The fund may also invest in companies that provide design, engineering, construction, and consulting services to companies engaged in waste management or pollution control.
The environmental services field has generally been positively influenced by legislation resulting in stricter government regulations and enforcement policies for both commercial and governmental generators of waste materials, as well as specific expenditures designated for remedial cleanup efforts. Companies in the
environmental services field are also affected by regulation by various federal and state authorities, including the federal EPA and its state agency counterparts. As regulations are developed and enforced, such companies may be required to alter or cease production of a product or service or to agree to restrictions on their operations. In addition, since the materials handled and processes involved include hazardous components, there is significant liability risk. There are also risks of intense competition within the environmental services field.
FINANCIAL SERVICES PORTFOLIO: COMPANIES PROVIDING FINANCIAL SERVICES
TO CONSUMERS AND INDUSTRY. Companies in the financial services sector include: commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, real estate-related companies, leasing companies, and a variety of firms in all segments of the insurance industry such as multi-line, property and casualty, and life insurance.
The financial services sector is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking are currently being studied by Congress.
Banks, savings and loan associations, and finance companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. The
profitability of these groups is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. In addition, general economic conditions are important to the operations of these concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect. Insurance companies are likewise subject to substantial governmental regulation, predominantly at the state level, and may be subject to severe price competition.
Securities and Exchange Commission (SEC) regulations provide that the fund may not invest more than 5% of its total assets in the securities of any one company that derives more than 15% of its revenues from brokerage or investment management activities. These companies as well as those deriving more than 15% of profits from brokerage and investment management activities are considered to be "principally engaged" in the business activities of the financial services sector.
FOOD AND AGRICULTURE PORTFOLIO: COMPANIES ENGAGED IN THE MANUFACTURE,
SALE OR DISTRIBUTION OF FOOD AND BEVERAGE PRODUCTS, AGRICULTURAL
PRODUCTS, AND PRODUCTS RELATED TO THE DEVELOPMENT OF NEW FOOD
TECHNOLOGIES. The goods and services provided or manufactured by companies in which the fund may invest include: packaged food products such as cereals, pet foods and frozen foods; meat and poultry processing; the production of hybrid seeds; the wholesale and retail distribution and warehousing of food and food-related products, including restaurants; and the manufacture and distribution of health food and dietary products, fertilizer and agricultural machinery, wood products, tobacco, and tobacco leaf. In addition, the fund may invest in food technology companies engaged in and pioneering the development of new technologies to provide improved hybrid seeds, new and safer food storage, and new enzyme technologies.
The success of food and food-related products is closely tied to supply and demand, which may be strongly affected by demographic and product trends, stimulated by food fads, marketing campaigns, and environmental factors. In the United States, the agricultural products industry is subject to regulation by numerous federal and municipal government agencies.
HEALTH CARE PORTFOLIO: COMPANIES ENGAGED IN THE DESIGN, MANUFACTURE,
OR SALE OF PRODUCTS OR SERVICES USED FOR OR IN CONNECTION WITH HEALTH
CARE OR MEDICINE. Companies in the health care sector include pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, and optical products, hardware or services; companies involved in biotechnology, medical diagnostic, and biochemical research and development, as well as companies involved in the operation of health care facilities. Many of these companies are subject to government regulation of their products and services, a factor which could have a significant and possibly unfavorable effect on the price and availability of such products or services.
Furthermore, the types of products or services produced or provided by these companies may become obsolete quickly.
HOME FINANCE PORTFOLIO: COMPANIES ENGAGED IN INVESTING IN REAL ESTATE, USUALLY THROUGH MORTGAGES AND OTHER CONSUMER-RELATED LOANS. These
companies may also offer discount brokerage services, insurance products, leasing services, and joint venture financing. The fund may invest in mortgage banking companies, government-sponsored enterprises, real estate investment trusts, consumer finance companies, and similar entities, as well as savings and loan associations, savings banks, building and loan associations, cooperative banks, commercial banks, and similar depository
institutions. The fund may invest in U.S. depository institutions whose customer deposits are insured by the Savings Association
Insurance Fund (SAIF) or the Bank Insurance Fund (BIF).
The residential real estate finance industry has changed rapidly over the last decade. Regulatory changes at federally insured institutions, in response to a high failure rate, have mandated higher capital ratios and more prudent underwriting. This reduced capacity has created growth opportunities for uninsured companies and secondary market products to fill unmet demand for home finance. Continued
change in the origination, packaging, selling, holding, and insuring of home finance products is expected going forward.
The fund will be influenced by potential regulatory changes, interest rate movements, the level of home mortgage demand, and residential delinquency trends.
INDUSTRIAL EQUIPMENT PORTFOLIO: COMPANIES ENGAGED IN THE MANUFACTURE, DISTRIBUTION OR SERVICE OF PRODUCTS AND EQUIPMENT FOR THE INDUSTRIAL SECTOR, INCLUDING INTEGRATED PRODUCERS OF CAPITAL EQUIPMENT (SUCH AS GENERAL INDUSTRY MACHINERY, FARM EQUIPMENT, AND COMPUTERS), PARTS
SUPPLIERS AND SUBCONTRACTORS. The fund may invest in companies that manufacture products or service equipment for the food, clothing or sporting goods industries; companies that provide service establishment, railroad, textile, farming, mining, oilfield, semiconductor, and telecommunications equipment; companies that manufacture products or service equipment for trucks, construction, transportation or machine tools; cable equipment companies; and office automation companies.
The success of equipment manufacturing and distribution companies is closely tied to overall capital spending levels. Capital spending is influenced by the individual company's profitability and broader factors such as interest rates and foreign competition, which are partly determined by currency exchange rates. Equipment manufacturing concerns may also be affected by economic cycles, technical obsolescence, labor relations difficulties and government regulations pertaining to products, production facilities, or production processes.
INDUSTRIAL MATERIALS PORTFOLIO: COMPANIES ENGAGED IN THE MANUFACTURE, MINING, PROCESSING, OR DISTRIBUTION OF RAW MATERIALS AND INTERMEDIATE
GOODS USED IN THE INDUSTRIAL SECTOR. The products handled by the companies in which the fund may invest include chemicals, timber, paper, copper, iron ore, nickel, steel, aluminum, textiles, cement, and gypsum. The fund may also invest in the securities of mining, processing, transportation, and distribution companies, including equipment suppliers and railroads.
Many companies in the industrial sector are significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of these materials has exceeded demand as a result of over-building or economic downturns. During these times, commodity price declines, and unit volume reductions have led to poor investment returns and losses. Other risks include liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.
INSURANCE PORTFOLIO: COMPANIES ENGAGED IN UNDERWRITING, REINSURING, SELLING, DISTRIBUTING, OR PLACING OF PROPERTY AND CASUALTY, LIFE, OR
HEALTH INSURANCE. The fund may invest in multi-line companies that provide property and casualty coverage, as well as life and health insurance. The fund may invest in insurance brokers, reciprocals, and claims processors. The fund may also invest in diversified financial companies with subsidiaries (including insurance brokers, reciprocals and claims processors) engaged in underwriting, reinsuring, selling, distributing or placing insurance with independent third parties.
Insurance company profits are affected by interest rate levels, general economic conditions, and price and marketing competition.
Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability.
LEISURE PORTFOLIO: COMPANIES ENGAGED IN THE DESIGN, PRODUCTION, OR DISTRIBUTION OF GOODS OR SERVICES IN THE LEISURE INDUSTRIES. The goods or services provided by companies in which the fund may invest include: television and radio broadcast or manufacture (including cable television); motion pictures and photography; recordings and musical instruments; publishing, including newspapers and magazines; sporting goods and camping and recreational equipment; and sports arenas. Other goods and services may include toys and games (including video and other electronic games), amusement and theme parks, travel and travel-related services, hotels and motels, leisure apparel or footwear, fast food, beverages, restaurants, tobacco products, and gaming casinos.
Securities of companies in the leisure industries may be considered speculative. Companies engaged in entertainment, gaming, broadcasting, cable television and cellular communications, for example, have unpredictable earnings, due in part to changing consumer tastes and intense competition. Securities of companies in the leisure industries generally exhibit greater volatility than the overall market. The market has been known to react strongly to technological developments and to the specter of government regulation in the leisure industries. MEDICAL DELIVERY PORTFOLIO: COMPANIES ENGAGED IN THE OWNERSHIP OR MANAGEMENT OF HOSPITALS, NURSING HOMES, HEALTH MAINTENANCE
ORGANIZATIONS, AND OTHER COMPANIES SPECIALIZING IN THE DELIVERY OF
HEALTH CARE SERVICES. The fund may invest in companies that operate acute care, psychiatric, teaching, or specialized treatment hospitals; firms that provide outpatient surgical, outpatient rehabilitation, or other specialized care, home health care, drug and alcohol abuse treatment, and dental care; firms operating comprehensive health maintenance organizations and nursing homes for the elderly and disabled; and firms that provide related laboratory services.
Federal and state governments provide a substantial percentage of revenues to health care service providers via Medicare and Medicaid.
The future growth of this source of funds is subject to great uncertainty. Additionally, the complexion of the private payment system is changing. For example, insurance companies are beginning to offer long-term health care insurance for nursing home patients to supplement or replace government benefits. Also, membership in health maintenance organizations or prepaid health plans is displacing individual payments for each service rendered by a hospital or physician.
The demand for health care services will tend to increase as the population ages. However, review of patients' need for hospitalization by Medicare and health maintenance organizations has demonstrated the ability of health care providers to curtail unnecessary hospital stays and reduce costs.
   MEDICAL EQUIPMENT AND SYSTEMS PORTFOLIO: COMPANIES ENGAGED IN
RESEARCH, DEVELOPMENT, MANUFACTURE, DISTRIBUTION, SUPPLY OR SALE OF
MEDICAL EQUIPMENT AND DEVICES AND RELATED TECHNOLOGIES. For example, the fund may invest in companies involved in the design and
manufacture of medical equipment and devices, drug delivery
technologies, hospital equipment and supplies, medical instrumentation and medical diagnostics.
   Companies in this industry may be affected by patent
considerations, rapid technological change and obsolescence, government regulation, and government reimbursement for medical expenses.
MULTIMEDIA PORTFOLIO: COMPANIES ENGAGED IN THE DEVELOPMENT,
PRODUCTION, SALE AND DISTRIBUTION OF GOODS OR SERVICES USED IN THE BROADCAST AND MEDIA INDUSTRIES. Business activities of companies in which the fund may invest include: ownership, operation, or broadcast of free or pay television, radio or cable stations; publication and sale of newspapers, magazines, books or video products; and
distribution of data-based information. The fund may also invest in companies involved in the development, syndication and transmission of the following products: television and movie programming, pay-per-view television, advertising, cellular communications, and emerging technology for the broadcast and media industries.
Some of the companies in the broadcast and media industries are undergoing significant change because of federal deregulation of cable and broadcasting. As a result, competitive pressures are intense and
the stocks are subject to increased price volatility.    FCC rules
govern the concentration of investment in AM, FM, or TV stations, limiting investment alternatives.
NATURAL GAS PORTFOLIO: COMPANIES ENGAGED IN THE PRODUCTION,
TRANSMISSION, AND DISTRIBUTION OF NATURAL GAS, AND INVOLVED IN THE EXPLORATION OF POTENTIAL NATURAL GAS SOURCES, AS WELL AS THOSE
COMPANIES THAT PROVIDE SERVICES AND EQUIPMENT TO NATURAL GAS
PRODUCERS, REFINERIES, COGENERATION FACILITIES, CONVERTERS, AND DISTRIBUTORS. The business activities of companies in which the fund may invest include: production, transmission, distribution, marketing, control, or measurement of natural gas; exploration of potential natural gas sources; providing component parts or services to companies engaged in the above activities; natural gas research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation or pollution control through the use of natural gas. The fund may also invest in companies participating in new activities working toward technological advances in the natural gas industry.
The companies in the natural gas industry are subject to, among other factors, changes in price and supply of both conventional and alternative energy sources. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of energy source exploration projects, and tax and other regulatory policies of domestic and foreign governments. NATURAL RESOURCES PORTFOLIO: COMPANIES THAT OWN OR DEVELOP NATURAL RESOURCES, OR SUPPLY GOODS AND SERVICES TO SUCH COMPANIES. Natural resources include precious metals (e.g., gold, platinum, and silver), ferrous and nonferrous metals (e.g., iron, aluminum, and copper), strategic metals (e.g., uranium and titanium), hydrocarbons (e.g., coal, oil, and natural gases), chemicals, forest products, real estate, food, textile and tobacco products, and other basic
commodities. Exploring, mining, refining, processing, transporting, and fabricating are examples of activities of companies in the natural resources sector.
Precious metals, at times, have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The fund may also consider instruments and securities indexed to the price of gold or other precious metals as an alternative to direct investments in precious metals.
As a practical matter, investments in physical commodities can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. FMR, in addressing these concerns, currently intends to purchase only readily marketable precious metals and to deliver and store them with a qualified U.S. bank. Investments in bullion earn no investment income and may involve higher custody and transaction costs than investments in securities.
   For the fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals may not exceed 10% of the fund's gross income for its taxable year. This tax requirement could cause the fund to hold or sell precious metals or securities when it would not otherwise do so.
PAPER AND FOREST PRODUCTS PORTFOLIO: COMPANIES ENGAGED IN THE
MANUFACTURE, RESEARCH, SALE, OR DISTRIBUTION OF PAPER PRODUCTS,
PACKAGING PRODUCTS, BUILDING MATERIALS (SUCH AS LUMBER AND PANELING PRODUCTS), AND OTHER PRODUCTS RELATED TO THE PAPER AND FOREST PRODUCTS INDUSTRY. The fund may invest in diversified companies with operations in the aforementioned areas.
The success of these companies depends on, among other things, the health of the economy, worldwide production capacity and prevailing interest rate levels, which, in turn, may affect product pricing, costs and operating margins. These variables also affect the level of industry and consumer capital spending for paper and forest products. PRECIOUS METALS AND MINERALS PORTFOLIO: COMPANIES ENGAGED IN
EXPLORATION, MINING, PROCESSING OR DEALING IN GOLD, SILVER, PLATINUM, DIAMONDS OR OTHER PRECIOUS METALS AND MINERALS. The fund may also invest in companies that manufacture and distribute precious metals and minerals products (such as jewelry, watches, and metal foils and leaf) and companies that invest in other companies engaged in gold and other precious metal and mineral-related activities. Under normal conditions, the fund will invest at least 80% of its assets in (i) securities of companies principally engaged in exploration, mining, processing, or dealing in gold, silver, platinum, diamonds, or other precious metals and minerals, and (ii) precious metals. The fund also may invest in securities whose redemption value is indexed to the
price of gold or other precious metals.    Because the value of these
securities is directly linked to the price of gold or other precious metals, they involve risks and pricing characteristics similar to direct investments in precious metals. FMR currently intends to treat such securities as investments in precious metals for the purposes of the fund's fundamental investment limitations, including the fund's
80% policy.
The value of the fund's investments may be affected by changes in the price of gold and other precious metals. Gold has been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political developments such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or
currency restrictions between countries.    Because     much of the
world's known gold reserves are located in South Africa, the social upheaval and related economic difficulties there may, from time to time, influence the price of gold and the share values of precious metals mining companies located elsewhere. Because companies involved in exploring, mining, processing, or dealing in precious metals or minerals are frequently located outside of the United States, all or a significant portion of this fund may be invested in securities of foreign issuers. Investors should understand the special
considerations and risks related to such an investment emphasis, and accordingly, the potential effect on the fund's value.
In addition to its investments in securities, the fund may invest a portion of its assets in precious metals, such as gold, silver, platinum, and palladium. The prices of precious metals are affected by broad economic and political conditions, but are less subject to local and company-specific factors than securities of individual companies.
As a result, precious metals may be more or less volatile in price than securities of companies engaged in precious metals-related businesses. The fund may purchase precious metals in any form,
including bullion and coins   ; however,     FMR intends to purchase
only those forms of precious metals that are readily marketable and that can be stored in accordance with custody regulations applicable to mutual funds. The fund may incur higher custody and transaction costs for precious metals than for securities. Also, precious metals investments do not pay income.
   For the fund     to qualify as a regulated investment company
under current federal tax law    , gains from selling precious metals
may not exceed 10% of the fund's gross income    for its taxable
year    . This tax requirement could cause the fund to hold or sell precious metals or securities when it would not otherwise do so.
REGIONAL BANKS PORTFOLIO: COMPANIES ENGAGED IN ACCEPTING DEPOSITS AND MAKING COMMERCIAL AND PRINCIPALLY NON-MORTGAGE CONSUMER LOANS. In
addition, these companies may offer the following services: merchant banking, consumer and commercial finance, discount brokerage, leasing and insurance. These companies concentrate their operations within a specific part of the country rather than operating predominantly on a national or international scale. The fund may invest in securities of foreign institutions, although the majority of publicly-traded regional banks currently are organized in the United States.
The fund may invest in U.S. institutions whose customer deposits may or may not be insured by the federal government. Such U.S.
institutions may include, but are not limited to, state chartered banks, savings and loan institutions, and banks that are members of the Federal Reserve System.
Federal laws generally separating commercial and investment banking, as well as laws governing the capitalization and regulation of the savings and loan industry, are currently being reexamined by Congress.
The services offered by banks may expand if legislation broadening bank powers is enacted. While providing diversification, expanded powers could expose banks to well-established competitors,
particularly as the historical distinctions between regional banks and other financial institutions erode. Increased competition may also result from the broadening of regional and national interstate banking powers, which has already reduced the number of publicly traded regional banks. In addition, general economic conditions are important to regional banking concerns, with exposure to credit losses resulting from possible financial difficulties of borrowers potentially having an adverse effect.
RETAILING PORTFOLIO: COMPANIES ENGAGED IN MERCHANDISING FINISHED GOODS
AND SERVICES PRIMARILY TO INDIVIDUAL CONSUMERS. Companies in which the fund may invest include: general merchandise retailers, department stores, food retailers, drug stores, and any specialty retailers selling a single category of merchandise such as apparel, toys, consumer electronics, or home improvement products. The fund may also invest in companies engaged in selling goods and services through alternative means such as direct telephone marketing, mail order, membership warehouse clubs, computer, or video based electronic systems.
The success of retailing companies is closely tied to consumer spending which, in turn, is affected by general economic conditions and consumer confidence levels. The retailing industry is highly competitive; success is often tied to a company's ability to anticipate changing consumer tastes.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO: COMPANIES ENGAGED IN
RESEARCH, DESIGN, PRODUCTION OR DISTRIBUTION OF PRODUCTS OR PROCESSES
THAT RELATE TO SOFTWARE OR INFORMATION-BASED SERVICES. The fund may invest in companies that provide systems level software (designed to run the basic functions of a computer) or applications software
(designed for one type of work) directed at either horizontal (general use) or vertical (certain industries or groups) markets, time-sharing services, information-based services, computer consulting or facilities management services, communications software, and data communications services.
Competitive pressures may have a significant effect on the financial condition of companies in the software and computer services industries. For example, the increasing number of companies and product offerings in the vertical and horizontal markets may lead to aggressive pricing and slower selling cycles.
TECHNOLOGY PORTFOLIO: COMPANIES WHICH FMR BELIEVES HAVE, OR WILL
DEVELOP, PRODUCTS, PROCESSES OR SERVICES THAT WILL PROVIDE OR WILL
BENEFIT SIGNIFICANTLY FROM TECHNOLOGICAL ADVANCES AND IMPROVEMENTS.
These may include, for example, companies that develop, produce, or distribute products or services in the computer, semi-conductor, electronics, communications, health care, and biotechnology sectors. Competitive pressures may have a significant effect on the financial condition of companies in the technology sector. For example, if technology continues to advance at an accelerated rate, and the number of companies and product offerings continue to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.
TELECOMMUNICATIONS PORTFOLIO: COMPANIES ENGAGED IN THE DEVELOPMENT, MANUFACTURE, OR SALE OF COMMUNICATIONS SERVICES OR COMMUNICATIONS EQUIPMENT. Companies in the telecommunications field offer a variety of services and products, including local and long-distance telephone service; cellular, paging, local and wide area product networks;
satellite, microwave and cable television; and equipment used to provide these products and services. Long-distance telephone companies may also have interests in new technologies, such as fiber optics and data transmission.
Telephone operating companies are subject to both federal and state regulation affecting permitted rates of return and the kinds of services that may be offered. Telephone companies usually pay an above-average dividend. However, the fund's investment decisions are based primarily upon capital appreciation potential rather than income considerations. Certain types of companies in which the fund may invest are engaged in fierce competition for a share of the market for their products. In recent years, these companies have been providing goods or services such as private and local area networks, or engaged in the sale of telephone set equipment.
TRANSPORTATION PORTFOLIO: COMPANIES ENGAGED IN PROVIDING
TRANSPORTATION SERVICES OR COMPANIES ENGAGED IN THE DESIGN,
MANUFACTURE, DISTRIBUTION, OR SALE OF TRANSPORTATION EQUIPMENT. Transportation services may include, for example, companies involved in the movement of freight or people such as airline, railroad, ship, truck, and bus companies. Other service companies include those that provide automobile, truck, container, rail car, and plane leasing and maintenance. Equipment manufacturers include makers of trucks, autos, planes, containers, rail cars, or any other mode of transportation and their related products. In addition, the fund may invest in companies that sell fuel-saving devices to the transportation industries and those that sell insurance and software developed primarily for transportation companies.
Risk factors that affect transportation stocks include the state of the economy, fuel prices, labor agreements, and insurance costs. Transportation stocks are cyclical and have occasional sharp price movements. The U.S. trend has been to deregulate these industries, which could have a favorable long-term effect, but future government decisions may adversely affect these companies.
UTILITIES GROWTH PORTFOLIO: COMPANIES IN THE PUBLIC UTILITIES INDUSTRY
AND COMPANIES DERIVING A MAJORITY OF THEIR REVENUES FROM THEIR PUBLIC UTILITY OPERATIONS. The fund may invest in companies engaged in the manufacture, production, generation, transmission and sale of gas and electric energy; water supply, waste disposal and sewerage and sanitary service companies; and companies engaged in the
communications field, including telephone, telegraph, satellite, microwave and the provision of other communication facilities for the public benefit (not including companies involved in public broadcasting). Public utility stocks have traditionally produced above-average dividend income, but the fund's investments are made based on capital appreciation potential. The fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935. This policy is non-fundamental and may be changed by the
Board of Trustees.
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help a fund achieve its goal.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be,
"affiliated persons" of the fund under the 1940 Act. These
transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions;
and short-term borrowings. In accordance with exemptive orders issued by the SEC, the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed security values may also be affected by the
creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.
CLOSED-END INVESTMENT COMPANIES are investment companies that issue a fixed number of shares which trade on a stock exchange or
over-the-counter. Closed-end investment companies are professionally managed and may invest in any type of security. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value. A fund may purchase shares of closed-end investment companies to facilitate investment in certain foreign countries. CONVERTIBLE SECURITIES are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.
Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their
"conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.
However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.
DELAYED-DELIVERY TRANSACTIONS. Securities may be bought and sold on a delayed-delivery or when-issued basis. These transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.
When purchasing securities on a delayed-delivery basis, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, a fund will set aside appropriate liquid assets in a segregated custodial account to cover the purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.
A fund may renegotiate a delayed delivery transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.
DOMESTIC AND FOREIGN INVESTMENTS (MONEY MARKET FUND ONLY) include U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. branches and agencies of foreign banks, and foreign branches of foreign banks. Domestic and foreign investments may also include U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and
U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.
The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by
governmental regulation. Payment of interest and repayment of principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and a fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the
establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.
Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.
Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect repayment of principal or payment of interest, or the ability to honor a credit commitment. Additionally, there may be less public information available about foreign entities. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.
Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S.
investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention. There is no assurance that
FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign sub custodian. In addition, the costs associated with foreign investments, including withholding taxes, brokerage commissions and custodial costs, are generally higher than with U.S. investments.
Foreign markets may offer less protection to investors than U.S.
markets. Foreign issuers are generally not bound by uniform
accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall government supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, any be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.
Some foreign securities impose restrictions on transfer within the
United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global
Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the
United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However,
ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
The risks of foreign investing may be magnified for investments in emerging markets. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.
FOREIGN CURRENCY TRANSACTIONS. A stock fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the
U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge,"
would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FUNDS' RIGHTS AS SHAREHOLDERS. The funds do not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following paragraphs pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures
Margin Payments, Limitations on Futures and Options Transactions,
Liquidity of Options and Futures Contracts, Options and Futures
Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds and, if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an
FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each stock fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the funds can commit assets to initial margin deposits and option premiums.
In addition, each stock fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than
25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.
The above limitations on the stock funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S.
dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss
(limited to the amount of the premium, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. When writing an option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees,
FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by FMR to be illiquid include repurchase agreements not entitling the holder to repayment of principal and payment of interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, FMR may determine some restricted securities, time deposits, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board of Trustees. For the money market fund, illiquid investments are valued by this method for purposes of monitoring amortized cost valuation.
INDEXED SECURITIES are instruments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.
Gold-indexed securities typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed;
that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.
American Gold Portfolio, Natural Resources Portfolio, and Precious
Metals and Minerals Portfolio may consider purchasing securities indexed to the price of precious metals as an alternative to direct investment in precious metals. The funds will only buy precious metals-indexed securities when FMR is satisfied with the creditworthiness of the issuers liable for payment. The securities generally will earn a nominal rate of interest while held by the funds, and may have maturities of one year or more. In addition, the securities may be subject to being put by a fund to the issuer, with payment to be received on no more than seven days' notice. The put feature would ensure the liquidity of the notes in the absence of an active secondary market.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.
Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan
participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments may also include standby financing commitments that obligate the purchaser to supply additional cash to the borrower on demand.
LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of principal, or may be in default. These securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.
While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of
Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.
A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MONEY MARKET SECURITIES are high-quality, short-term obligations. Some money market securities employ a trust or other similar structure to modify the maturity, price characteristics, or quality of financial assets. For example, put features can be used to modify the maturity of a security or interest rate adjustment features can be used to enhance price stability. If the structure does not perform as intended, adverse tax or investment consequences may result. Neither the Internal Revenue Service (IRS) nor any other regulatory authority has ruled definitively on certain legal issues presented by structured securities. Future tax or other regulatory determinations could adversely affect the value, liquidity, or tax treatment of the income received from these securities or the nature and timing of distributions made by the fund.
MUNICIPAL SECURITIES are issued to raise money for a variety of public or private purposes, including general financing for state and local governments, or financing for specific projects or public facilities.
They may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The value of some or all municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders. A municipal security may be owned directly or through a participation interest.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
QUALITY AND MATURITY (MONEY MARKET FUND ONLY). Pursuant to procedures adopted by the Board of Trustees, the funds may purchase only high-quality securities that FMR believes present minimal credit risks. To be considered high-quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized rating services (or by one, if only one rating service has rated the security); or, if unrated, judged to be of equivalent quality by FMR. High-quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's A-1), and second tier securities are those deemed to be in the second highest rating category (e.g., Standard & Poor's A-2). Split-rated securities may be determined to be either first tier or second tier based on applicable regulations.
The fund may not invest more than 5% of its total assets in second tier securities. In addition, the taxable fund may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.
The fund currently intends to limit its investments to securities with remaining maturities of 397 days or less, and to maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, the fund may look to an interest rate reset or demand feature.
REAL ESTATE INVESTMENT TRUSTS. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans.
Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the
1940 Act.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), the funds will engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found
satisfactory by FMR.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. However, in general, the money market fund anticipates holding restricted securities to maturity or selling them in an exempt transaction.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or
broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. While a reverse repurchase agreement is outstanding, a fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The funds will enter into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may increase fluctuations in the market value of fund assets and may be viewed as a form of leverage.
SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.
FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis)
rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.
Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX." A fund may sell securities short when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as short sales "against the box." If a fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will be required to hold such securities while the short sale is
outstanding.
Short sales against the box could be used to protect the net asset value per share of a money market fund in anticipation of increased interest rates, without sacrificing the current yield of the securities sold short. A money market fund will incur transaction costs in connection with opening and closing short sales against the box. A stock fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales against the box.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
STRIPPED GOVERNMENT SECURITIES. Stripped government securities are created by separating the income and principal components of a U.S. Government security and selling them separately. STRIPS (Separate
Trading of Registered Interest and Principal of Securities) are
created when the coupon payments and the principal payment are stripped from an outstanding U.S. Treasury security by a Federal
Reserve Bank.
Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.
Because the SEC does not consider privately stripped government securities to be U.S. Government securities for purposes of Rule 2a-7, a fund must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to money market funds.
SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S.
interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses.
A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial
intermediaries.
WARRANTS. Warrants are instruments which entitle the holder to buy an equity security at a specific price for a specific period of time.
Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.
PORTFOLIO TRANSACTIONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold;
the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any
commissions; and   , if applicable,     arrangements for payment of
fund expenses.
If FMR grants investment management authority to a sub-adviser (see
the section entitles "Management Contracts"), that    sub-adviser is
authorized to place orders for the purchase and sale of portfolio
securities, and will do so in accordance with th    e policies
described above.
Generally, commissions for investments traded on    foreign
exchanges will be higher than for investments    traded     on U.S.
exchanges and may not be subject to negotiation.
   Each     fund may execute portfolio transactions with
broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of
accounts;    and     effect securities transactions and perform
functions incidental thereto (such as clearance and settlement).
The selection of such broker-dealers for transactions in equity securities is generally made by FMR (to the extent possible consistent
with execution    considerations    ) in accordance with a ranking of
   broker    -dealers determined periodically by FMR's investment
staff based upon the quality of research and execution services provided.
For transactions in fixed-income securities, FMR's selection of
broker-dealers is generally based on the    availability     of a
security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.
The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR in rendering
investment management services to th   at     fund or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a     fund. The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
Fixed-income securities are generally purchased from an    issuer
or underwriter acting as princip   al     for the securities, on a net
basis with no brokerage commission paid. However, the dealer is
compensated by a difference between the security's    original
purchase price and the selling price, the so-called "bid-asked
spread." Securities may also    be     purchased    from
underwriters at price   s that     include underwriting fees.
Subject to applicable limitations of the federal securities laws,    a
fund may pay a     broker-dealer commissions for agency transactions
that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution
services. In order to cause    a     fund to pay such higher
commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to
th   at     fund    or     its other clients. In reaching this
determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with
National Financial Services Corporation (NFSC) and Fidelity Brokerage
Services    Japan LLC (FBSJ),     indirect subsidiaries of FMR Corp.,
if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar
services.    Prior to December 9, 1997, FMR used research services
provided by and placed agency transactions with Fidelity Brokerage
Services (FBS), an indirect subsidiary of FMR Corp.
FMR may allocate brokerage transactions to broker-dealers
   (including affiliates of FMR)     who have entered into
arrangements with FMR under which the broker-dealer allocates a
portion of the commissions paid by    a     fund toward    the
reduction     of th   at     fund's expenses   .     The transaction
quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
   The     Trustees    of each fund     periodically review FMR's
performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the
commissions paid by    the     fund over representative periods of
time to determine if they are reasonable in relation to the benefits to the fund.
For the fiscal periods ended February 28, 1998 and 1997 the portfolio
turnover rates for the stock funds (except    Business Services and
Outsourcing,     Cyclical Industries and National Resources for 1997
and    Medical Equipment and Systems     for 1997 and 1998) are
presented in the table below. The stock funds' annual portfolio turnover rates may be substantially greater than those of other equity investment companies. The significantly higher or lower portfolio turnover rates from year to year are primarily the result of fluctuations in asset levels and FMR's assessment of changing economic conditions throughout each year for various industries. High turnover may also be the result of short-term shareholder trading activity which increases brokerage and operating costs. This shareholder activity may also result in required purchases or sales of portfolio securities at disadvantageous times. Business Services and
Outsourcing's    and Medical Equipment and System's     annualized
turnover rates    for its first full fiscal period are     not
expected to exceed    200%.
TURNOVER RATES                            FISCAL 1998           FISCAL 1997

AIR TRANSPORTATION                            294    %              469    %

AMERICAN GOLD                                 89    %               63    %

AUTOMOTIVE                                    153    %              175    %

BIOTECHNOLOGY                                 162    %              41    %

BROKERAGE AND INVESTMENT MANAGEMENT           100    %              16    %

   BUSINESS SERVICES AND OUTSOURCING          36%A                 N/A

CHEMICALS                                     31    %               207    %

COMPUTERS                                     333    %              255    %

CONSTRUCTION AND HOUSING                      404    %              270    %

CONSUMER INDUSTRIES                           199    %              340    %

CYCLICAL INDUSTRIES                           140    %   A         N/A

DEFENSE AND AEROSPACE                         311    %              219    %

DEVELOPING COMMUNICATIONS                     383    %              202    %

ELECTRONICS                                   435    %              341    %

ENERGY                                        115    %              87    %

ENERGY SERVICE                                78    %               167    %

ENVIRONMENTAL SERVICES                        59    %               252    %

FINANCIAL SERVICES                            84    %               80    %

FOOD AND AGRICULTURE                74    %               91    %

HEALTH CARE                         79    %               59    %

HOME FINANCE                        54    %               78    %

INDUSTRIAL EQUIPMENT                115    %              261    %

   INDUSTRIAL MATERIALS             118%                  105%

   INSURANCE                        157%                  142%

   LEISURE                          209%                  127%

   MEDICAL DELIVERY                 109%                  78%

MULTIMEDIA                          219    %              99    %

NATURAL GAS                         118    %              283    %

NATURAL RESOURCES                   165    %   A         N/A

PAPER AND FOREST PRODUCTS           235    %              180    %

PRECIOUS METALS AND MINERALS        84    %               54    %

REGIONAL BANKS                      25    %               43    %

RETAILING                           308    %              278    %

SOFTWARE AND COMPUTER SERVICES      145    %              279    %

TURNOVER RATES                  FISCAL 1998           FISCAL 1997

TECHNOLOGY                          556    %              549    %

TELECOMMUNICATIONS                  157    %              175    %

TRANSPORTATION                      210    %              148    %

UTILITIES GROWTH                    78    %               31    %

   A Annualized
The following tables show the brokerage commissions paid by the funds. Significant changes in brokerage commissions paid by a fund from year to year may result from changing asset levels throughout the year. A fund may pay both commissions and spreads in connection with the placement of portfolio transactions.
   Of the following tables, the first shows the total amount of brokerage commissions paid by each fund and the total amount of brokerage commissions paid by each fund to NFSC and FBS for the past three fiscal years. The second table shows the approximate percentage of aggregate brokerage commissions paid by a fund to NFSC and FBS for transactions involving the approximate percentage of the aggregate dollar amount of transactions for which the fund paid brokerage commissions for the fiscal year ended 1998. NFSC and FBS are paid on a commission basis. The second table also shows the dollar amount of brokerage commissions paid to firms that provided research services and the approximate dollar amount of the transactions involved for the fiscal year ended 1998.

FISCAL PERIOD ENDED FEBRUARY 28   /29       TOTAL               TO NFSC           TO FBS

AIR TRANSPORTATION

1998                                        $    377,945        $    70,756       $    0

1997                                        $    588,326        $    110,395      $    609

1996                                        $    686,690        $    108,868      $    12,126

AMERICAN GOLD

1998                                        $    1,178,299      $    91,784       $    0

1997                                        $    898,281        $    82,611       $    0

1996                                        $    890,082        $    341,569      $    0

AUTOMOTIVE

1998                                        $    220,182        $    36,417       $    0

1997                                        $    422,985        $    66,744       $    23,371

1996                                        $    101,868        $    13,306       $    9,408

BIOTECHNOLOGY

1998                                        $    843,401        $    114,067      $    15,773

1997                                        $    466,616        $    62,674       $    1,784

1996                                        $    514,556        $    141,230      $    22,319

BROKERAGE AND        INVESTMENT MANAGEMENT

1998                                        $    735,065        $    86,544       $    11,262

1997                                        $    318,063        $    61,662       $    0

1996                                        $    152,008        $    18,355       $    0

BUSINESS SERVICES AND OUTSOURCING

1998   *                                    $    3,710          $    45           $    0

CHEMICALS

1998                                        $    101,154        $    12,782       $    17,404

1997                                        $    442,545        $    71,711       $    31,240

1996                                        $    148,858        $    69,929       $    452

   COMPUTERS

   1998                                        $ 1,763,117         $ 240,381         $ 0

   1997                                        $ 1,247,598         $ 198,215         $ 0

   1996                                        $ 666,974           $ 88,690          $ 0

CONSTRUCTION AND HOUSING

1998                                        $    218,917        $    46,802       $    0

1997                                        $    348,359        $    63,646       $    0

1996                                        $    145,931        $    27,836       $    0

CONSUMER INDUSTRIES

1998                                        $    76,547         $    15,031       $    0

1997                                        $    121,479        $    29,979       $    0

   1996                                        $ 227,375           $ 91,856          $ 0

   CYCLICAL INDUSTRIES

   1998**                                      $ 5,529             $ 470             $ 0


   * Business Services and Outsourcing commenced operations on February 4, 1998.

FISCAL PERIOD ENDED FEBRUARY 28   /29      TOTAL               TO    NFSC          TO FBS

DEFENSE AND AEROSPACE

1998                                       $    321,753        $    60,895         $    0

1997                                       $    170,650        $    24,182         $    0

1996                                       $    84,977         $    36,879         $    0

DEVELOPING COMMUNICATIONS

1998                                       $    699,196        $    100,909        $    3,085

1997                                       $    657,790        $    92,344         $    24,230

1996                                       $    842,041        $    190,186        $    10,041

ELECTRONICS

1998                                       $    8,057,183      $    1,038,942      $    0

1997                                       $    2,768,382      $    595,711        $    0

1996                                       $    2,508,628      $    395,989        $    0


ENERGY

1998    $    481,212      $    56,921      $    0

1997    $    275,437      $    53,327      $    0

1996    $    212,221      $    60,047      $    0


ENERGY SERVICE

1998                         $    1,428,931      $    208,445      $    0

1997                         $    971,677        $    263,380      $    1,026

1996                         $    708,875        $ 376,373         $    0

ENVIRONMENTAL SERVICES

1998                         $    53,033         $    4,927        $    0

1997                         $    240,792        $    42,243       $    0

1996                         $    128,959        $    36,310       $    0

FINANCIAL SERVICES

1998                         $    467,674        $    58,925       $    0

1997                         $    330,933        $    77,580       $    0

1996                         $    286,790        $    115,231      $    0

FOOD AND AGRICULTURE

1998                         $    271,283        $    44,060       $    0

1997                         $    439,321        $    97,562       $    0

1996                         $    367,085        $    213,864      $    0

HEALTH CARE

1998                         $    1,780,678      $    202,696      $    39,030

1997                         $    1,330,539      $    208,545      $    19,436

1996                         $    946,588        $    226,621      $    63,489

HOME FINANCE

1998                         $    999,285        $    222,404      $    11,072

1997                         $    824,781        $    201,617      $    0

1996                         $    584,457        $    139,402      $    0

INDUSTRIAL EQUIPMENT

1998                         $    186,022        $    28,906       $    0

1997                         $    372,936        $    78,288       $    1,152

1996                         $    178,940        $    65,425       $    0

   INDUSTRIAL MATERIALS

   1998                         $ 138,995           $ 19,267          $ 0

   1997                         $ 281,500           $ 37,253          $ 0

   1996                         $ 628,984           $ 112,184         $ 4,705

INSURANCE

1998                         $    249,991        $    41,261       $    4,571

1997                         $    51,916         $    12,029       $    0

1996                         $    52,255         $    28,422       $    0


   ** Cyclical Industries commenced operations on March 3, 1997.

FISCAL PERIOD ENDED FEBRUARY 28   /29      TOTAL             TO    NFSC        TO FBS

LEISURE

1998                                       $    444,121      $    113,958      $    0

1997                                       $    234,434      $    56,198       $    0

1996                                       $    241,001      $    61,874       $    0


MEDICAL DELIVERY

1998              $    294,080      $    54,751       $    0

1997              $    409,668      $    62,985       $    0

1996              $    430,449      $    101,216      $    0

MULTIMEDIA

1998              $    213,979      $    40,201       $    0

1997              $    181,181      $    19,584       $    0

1996              $    429,967      $    76,336       $    0

NATURAL GAS

1998              $    246,019      $    38,095       $    0

1997              $    591,400      $    75,903       $    904

1996              $    175,038      $    87,403       $    0


   NATURAL RESOURCES

   1998***                       $ 23,485          $ 1,465           $ 0

PAPER AND FOREST PRODUCTS

1998                          $    118,872      $    11,543       $    0

1997                          $    104,451      $    22,646       $    1,146

1996                          $    175,147      $    40,660       $    1,839

PRECIOUS METALS AND MINERALS

1998                          $    736,052      $    34,762       $    0

1997                          $    655,032      $    43,075       $    0

1996                          $    668,532      $    179,259      $    0



REGIONAL BANKS

1998                            $    372,550        $    70,122       $    0

1997                            $    385,163        $    86,165       $    0

1996                            $    346,066        $    101,949      $    0

RETAILING

1998                            $    721,512        $    132,299      $    0

1997                            $    1,026,572      $    250,241      $    0

1996                            $    144,844        $    55,131       $    0

SOFTWARE AND COMPUTER SERVICES

1998                            $    444,769        $    71,604       $    0

1997                            $    559,248        $    86,634       $    0

1996                            $    317,440        $    42,554       $    0

TECHNOLOGY

1998                            $    2,228,245      $    349,497      $    0

1997                            $    1,737,289      $    339,229      $    574

1996                            $    407,855        $    55,981       $    586

TELECOMMUNICATIONS

1998                            $    1,091,330      $    81,847       $    0

1997                            $    1,288,951      $    103,768      $    58,688

1996                            $    476,696        $    113,105      $    1,744

TRANSPORTATION

1998                            $    144,625        $    18,070       $    0

1997                            $    23,737         $    4,001        $    44

1996                            $    34,585         $    7,224        $    127

UTILITIES GROWTH

1998                            $    317,455        $    29,653       $    1,975

1997                            $    167,248        $    23,690       $    2,643

1996                            $    334,639        $    100,887      $    6,273


   *** Natural Resources commenced operations on March 3, 1997.



FISCAL
PERIOD ENDED
FEBRUARY 28, 1998

% OF             % OF              % OF          % OF            $ AMOUNT OF         $ AMOUNT OF
   AGGREGATE        AGGREGATE         AGGREGATE  AGGREGATE        COMMISSIONS        BROKERAGE
COMMISSIONS      COMMISSIONS          DOLLAR     DOLLAR       PAID TO FIRMS          TRANSACTIONS
PAID             PAID                 AMOUNT OF  AMOUNT OF    THAT PROVIDED          INVOLVED*
TO NFSC             TO     FBS     TRANSACTIONS  TRANSACTIONS RESEARCH
                                   EFFECTED      EFFECTED     SERVICES   *
                                   THROUGH       THROUGH
                                   NFSC          FBS


   AIR TRANSPORTATION
19%(DAGGER)      0    %               25    %       0    %    $    346,898        $    304,720,538

AMERICAN GOLD
   8%(DAGGER)    0    %               14    %       0    %    $    1,169,591      $    467,823,833

AUTOMOTIVE
   17%(DAGGER)   0    %               25    %       0    %    $    203,500        $    160,924,125

BIOTECHNOLOGY
   14%(DAGGER)   2    %   A           21    %       1    %    $    816,866        $    693,427,995

BROKERAGE AND INVESTMENT
   12%(DAGGER)   2    %   A           21    %       1    %    $    720,411        $    762,188,589
MANAGEMENT

BUSINESS SERVICES AND
   1    %           0    %            1    %        0    %    $    1,063          $    958,597
OUTSOURCING

CHEMICALS
   13%(DAGGER)   17    %   A          20    %       10    %   $    94,756         $    73,896,226

COMPUTERS
   14%(DAGGER)   0    %               21    %       0    %    $    1,738,078      $    1,685,227,073

CONSTRUCTION AND HOUSING
   21%(DAGGER)   0    %               25    %       0    %    $    200,175        $    138,935,564

CONSUMER INDUSTRIES
   20    %          0    %            19    %       0    %    $    58,289         $    56,729,040

CYCLICAL INDUSTRIES
   8    %           0    %            8    %        0    %   $    3,622          $    3,452,406

DEFENSE AND AEROSPACE
   19%(DAGGER)   0    %               23    %       0    %   $    308,647        $    243,750,676

DEVELOPING COMMUNICATIONS
   14%(DAGGER)   0    %               22    %       0    %   $    688,572        $    637,309,629

ELECTRONICS
   13%(DAGGER)   0    %               18    %       0    %   $    7,864,976      $    7,482,280,530

ENERGY
   12%(DAGGER)   0    %               19    %       0    %   $    448,819        $    342,239,397

ENERGY SERVICE
   15%(DAGGER)   0    %               22    %      0    %    $    1,356,634      $    1,293,209,395

ENVIRONMENTAL SERVICES
   9%(DAGGER)    0    %               12    %      0    %    $    45,591         $    22,718,281

FINANCIAL SERVICES
   13%(DAGGER)   0    %               17    %      0    %    $    457,059        $    612,443,218

FOOD AND AGRICULTURE
   16%(DAGGER)   0    %               20    %      0    %    $    241,455        $    230,599,700

HEALTH CARE
   11%(DAGGER)   2    %   A           21    %      1    %    $    1,747,538      $    1,902,925,918

HOME FINANCE
   22%(DAGGER)   1    %               32    %      1    %    $    972,071        $    845,696,497

INDUSTRIAL    E    QUIPMENT
   16%(DAGGER)   0    %               21    %      0    %    $    170,625        $    114,891,400

INDUSTRIAL MATERIALS
   14%(DAGGER)   0    %               25    %      0    %    $    130,732        $    78,654,571

INSURANCE
   17%(DAGGER)   2    %   A           26    %      0    %    $    232,329        $    270,735,045

LEISURE
   26%(DAGGER)   0    %               35    %      0    %    $    426,683        $    369,654,208

MEDICAL DELIVERY
   19%(DAGGER)   0    %               25    %      0    %    $    281,713        $    221,061,361

MULTIMEDIA
   19%(DAGGER)   0    %               22    %      0    %    $    196,384        $    162,436,969

NATURAL GAS
   15%(DAGGER)   0    %               23    %      0    %    $    231,994        $    155,846,249

NATURAL RESOURCES
   6%(DAGGER)    0    %               9    %       0    %    $    19,284         $    11,869,955

PAPER AND FOREST PRODUCTS
   10%(DAGGER)   0    %               16    %      0    %    $    99,857         $    65,004,866

PRECIOUS METALS AND MINERALS
   5%(DAGGER)    0    %               9    %       0    %    $    723,594        $    279,584,462

REGIONAL BANKS
   19%(DAGGER)   0    %               26    %      0    %    $    361,346        $    545,005,513

RETAILING
   18%(DAGGER)   0    %               26    %      0    %    $    682,531        $    634,373,031

SOFTWARE AND COMPUTER SERVICES
   16%(DAGGER)   0    %               19    %      0    %    $    423,811        $    466,683,442

TECHNOLOGY
   16%(DAGGER)   0    %               22    %      0    %    $    2,157,586      $    2,241,458,825

TELECOMMUNICATIONS
   8%(DAGGER)    0    %               13    %      0    %    $    1,013,427      $    764,786,405

TRANSPORTATION
   13%(DAGGER)   0    %               17    %      0    %    $    126,130        $    120,411,403

UTILITIES GROWTH
   9%(DAGGER)    1    %   A           13    %      0    %    $    309,392        $    292,243,978


   * The provisions of research services was not necessarily a factor in the placement of all this business with such firms.
   (dagger) The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar mount of transactions effected through NFSC is a result of the low commission rates charged by NFSC.
   A Broker-dealer affiliates of FMR have used a portion of the commissions paid by a fund to reduce that fund's custodian or transfer agent fees.
   The Trustees of each fund have approved procedures in conformity with Rule 10F-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of
FMR participates. These procedures prohibit the funds from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for such underwritings where and FMR affiliate participates as a principal underwriter, certain
restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the
underwriting.
From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the
same as those of other funds managed by FMR    or its affiliates,
    investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
VALUATION
FSC normally determines each stock fund's net asset value per share
(NAV) hourly during business hours observed by the New York Stock
Exchange (NYSE). Currently, the NYSE is open from 9:30 a.m. to 4:00
p.m. Eastern time, Monday through Friday. The Board of Trustees has approved the following "valuation times" for the determination of each stock fund's NAV: 10:00 a.m., 11:00 a.m., 12:00 noon, 1:00 p.m., 2:00
p.m., 3:00 p.m., and 4:00 p.m. FSC normally determines the money market fund's NAV as of the close of the NYSE (normally 4:00 p.m.
Eastern time). The valuation of portfolio securities is determined as of these times for the purpose of computing each fund's NAV.
STOCK FUNDS. Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the
Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
MONEY MARKET FUND. Portfolio securities and other assets are valued on the basis of amortized cost. This technique involves initially valuing an instrument at its cost as adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument may be higher or lower than the price the fund would receive if it sold the instrument.
Securities of other open-end investment companies are valued at their respective NAVs.
During periods of declining interest rates, the fund's yield based on amortized cost valuation may be higher than would result if the fund used market valuations to determine its NAV. The converse would apply during periods of rising interest rates.
Valuing the fund's investments on the basis of amortized cost and use of the term "money market fund" are permitted pursuant to Rule 2a-7 under the 1940 Act. The fund must adhere to certain conditions under
Rule 2a-7, as summarized in the section entitled "Quality and
Maturity" on page    15    .
The Board of Trustees oversees FMR's adherence to the provisions of
Rule 2a-7 and has established procedures designed to stabilize the fund's NAV at $1.00. At such intervals as they deem appropriate, the Trustees consider the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. If the Trustees believe that a deviation from the fund's amortized cost per share may result in material dilution or other unfair results to shareholders, the
Trustees have agreed to take such corrective action, if any, as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind;
establishing NAV by using available market quotations; and such other measures as the Trustees may deem appropriate.
PERFORMANCE
   A     fund may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is
not intended to indicate future returns.    The share price of a
stock fund   , the yield of a     money market    fund, and total
return     fluctuate in response to market conditions and other
factors   , and the value of a stock fund's shares when redeemed may be more or less than their original cost.
YIELD CALCULATIONS    (MONEY MARKET FUND)    . To compute    the
yield for a    money market fund for a     period, the net change in
value of a hypothetical account containing one share reflects the value of additional shares purchased with dividends from the one original share and dividends declared on both the original share and any additional shares. The net change is then divided by the value of the account at the beginning of the period to obtain a base period return. This base period return is annualized to obtain a current
annualized yield.    A money market     fund may calculate an
effective yield by compounding the base period return over a one-year period. In addition to the current yield, the fund may quote yields in advertising based on any historical seven-day period. Yields for the fund are calculated on the same basis as other money market funds, as required by applicable regulations.
Yield information may be useful in reviewing a fund's performance and in providing a basis for comparison with other investment
alternatives. However,    the     fund's yield fluctuates, unlike
investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates
   the     fund's yield will tend to be somewhat higher than
prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates
are falling, the inflow of net new money to    the     fund from the
continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a fund's return, including the effect of reinvesting
dividends and capital gain distributions, and any change in    a
fund's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a fund's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return.
While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as
opposed to the actual year-to-year performance of    a     fund.
In addition to average annual total returns, a fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis and may be quoted with or without taking each fund's
3.00% maximum sales charge into account, and may or may not include the effect of a stock fund's trading fee. Excluding a fund's sales charge or trading fee from a total return calculation produces a higher total return figure. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid by a fund and reflects all elements of its return. Unless otherwise indicated, a fund's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A stock fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when an
NAV has crossed, stayed above, or stayed below its moving average.
   As of     February 27, 1998, the 13-week and 39-week short-term
moving averages are    shown     below:
FUND NAME                            13-WEEK SHORT-TERM  39-WEEK SHORT-TERM
                                     MOVING AVERAGE      MOVING AVERAGE

AIR TRANSPORTATION                   $    24.59          $    22.47

AMERICAN GOLD                        $    14.51          $    18.12

AUTOMOTIVE                           $    25.62          $    25.46

BIOTECHNOLOGY                        $    32.82          $    31.73

BROKERAGE AND INVESTMENT MANAGEMENT  $    36.35          $    33.44

CHEMICALS                            $    43.53          $    43.76

COMPUTERS                            $    36.77          $    40.18

CONSTRUCTION AND HOUSING             $    23.42          $    22.46

CONSUMER INDUSTRIES                  $    25.62          $    23.76

CYCLICAL INDUSTRIES                  $    11.22          $    11.25

DEFENSE AND AEROSPACE                $    33.83          $    33.46

DEVELOPING COMMUNICATIONS            $    18.48          $    19.11

ELECTRONICS                          $    31.79          $    34.79

ENERGY                               $    20.39          $    21.13

ENERGY SERVICE                       $    27.78          $    29.05

ENVIRONMENTAL SERVICES               $    15.86          $    15.94

FINANCIAL SERVICES                   $    96.21          $    89.39

FOOD AND AGRICULTURE                 $    47.39          $    44.95

HEALTH CARE                          $    105.33         $    99.88

HOME FINANCE                         $    50.65          $    48.32

INDUSTRIAL EQUIPMENT                 $    23.87          $    24.49

INDUSTRIAL MATERIALS                 $    23.62          $    24.38

INSURANCE                            $    39.18          $    36.98

LEISURE                              $    57.77          $    52.83

MEDICAL DELIVERY                     $    25.91          $    25.72

MULTIMEDIA                           $    31.49          $    29.39

NATURAL GAS                          $    12.78          $    13.40

NATURAL RESOURCES                    $    10.08          $    10.71

PAPER AND FOREST PRODUCTS            $    21.55          $    22.40

PRECIOUS METALS AND MINERALS         $    9.75           $    12.22

REGIONAL BANKS                       $    40.75          $    38.01

RETAILING                            $    46.11          $    42.74

SOFTWARE AND COMPUTER SERVICES       $    39.61          $    39.48

TECHNOLOGY                           $    47.27          $    50.26

TELECOMMUNICATIONS                   $    47.84          $    44.67

TRANSPORTATION                       $    27.09          $    26.24

UTILITIES GROWTH                     $    50.03          $    45.88

   CALCULATING HISTORICAL FUND RESULTS    . The following table
shows    performance for each fund calculated including certain fund expenses. The money market fund's total return figures include the effect of the fund's 3.00% sales charge. For each stock fund, total returns include the effect of the fund's 3.00% sales charge and trading fee, but do not include the effect of the fund's exchange fee.
   HISTORICAL FUND RESULTS.     The following table shows the money
market fund's 7-day yield and each fund's total returns for periods ended February 28, 1998.
     AVERAGE ANNUAL TOTAL RETURNS  CUMULATIVE TOTAL RETURNS




SEVEN-DAY      ONE              FIVE            TEN              ONE              FIVE             TEN
   YIELD       YEAR             YEARS           YEARS/LIFE       YEAR             YEARS            YEARS/LIFE
                                                OF FUND                                            OF FUND

   AIR TRANSPORTATION
                   56.20%           18.15%          15.24%           56.20%           130.23%          313.03%

   AMERICAN GOLD
                   -44.93%          2.30%           1.04%            -44.93%          12.03%           10.93%

   AUTOMOTIVE
                   19.02%           12.51%          14.59%           19.02%           80.30%           290.28%

   BIOTECHNOLOGY
                   12.56%           14.10%          18.48%           12.56%           93.40%           445.20%

   BROKERAGE AND INVESTMENT
                   52.76%           27.72%          21.49%           52.76%           239.84%          600.53%
    MANAGEMENT

   CHEMICALS
                   15.81%           18.21%          15.69%           15.81%           130.87%          329.62%

   COMPUTERS
                   16.64%           29.48%          20.86%           16.64%           263.94%          565.04%

   CONSTRUCTION AND HOUSING
                   35.76%           16.94%          16.68%           35.76%           118.66%          367.67%

   CONSUMER INDUSTRIES
                   36.07%           20.22%          18.11%*          36.07%           151.10%          258.58%*

   CYCLICAL INDUSTRIES
                  N/A              N/A             N/A              N/A              N/A               21.93%*

   DEFENSE AND AEROSPACE
                   38.33%           26.58%          15.01%           38.33%           224.94%          304.97%

   DEVELOPING
                   24.25%           17.83%          19.83%*          24.25%           127.10%          300.91%*
    COMMUNICATIONS

   ELECTRONICS
                   20.35%           35.63%          24.01%           20.35%           359.00%          760.18%

   ENERGY
                   16.71%           13.27%          11.48%           16.71%           86.42%           196.43%

   ENERGY SERVICE
                   43.90%           24.83%          14.62%           43.90%           203.16%          291.51%

   ENVIRONMENTAL SERVICES
                   10.04%           8.20%           7.11%*           10.04%           48.32%           81.47%*

   FINANCIAL SERVICES
                   36.78%           24.52%          21.25%           36.78%           199.34%          586.63%

   FOOD AND AGRICULTURE
                   19.81%           18.22%          19.18%           19.81%           130.95%          478.25%

   HEALTH CARE
                   32.31%           28.64%          22.91%           32.31%           252.25%          686.82%

   HOME FINANCE
                   28.35%           29.54%          26.43%           28.35%           264.81%          943.60%

   INDUSTRIAL EQUIPMENT
                   21.91%           22.08%          15.20%           21.91%           171.11%          311.66%

   INDUSTRIAL MATERIALS
                   3.32%            12.12%          9.69%            3.32%            77.21%           152.20%

   INSURANCE
                   38.45%           20.06%          19.65%           38.45%           149.44%          501.46%

   LEISURE
                   42.80%           22.19%          17.44%           42.80%           172.36%          399.26%

   MEDICAL DELIVERY
                   18.24%           24.09%          21.99%           18.24%           194.18%          629.88%

   MULTIMEDIA
                   38.08%           20.75%          17.55%           38.08%           156.66%          403.86%

   NATURAL GAS
                   5.40%           N/A              6.78%*           5.40%           N/A               37.56%*

   NATURAL RESOURCES
                  N/A              N/A             N/A              N/A              N/A               4.01%*

   PAPER AND FOREST PRODUCTS
                   11.99%           13.71%          10.52%           11.99%           90.15%           171.87%

   PRECIOUS METALS AND
                   -49.20%          0.84%           -0.99%           -49.20%          4.30%            -9.49%
    MINERALS

   REGIONAL BANKS
                   32.47%           25.16%          25.04%           32.47%           207.18%          834.50%

   RETAILING
                   47.96%           18.01%          20.67%           47.96%           128.92%          554.82%

   SOFTWARE AND COMPUTER
                   31.36%           23.78%          21.55%           31.36%           190.56%          603.94%
    SERVICES

   TECHNOLOGY
                   21.10%           23.88%          20.11%           21.10%           191.76%          525.10%

   TELECOMMUNICATIONS
                   42.06%           20.47%          19.67%           42.06%           153.73%          502.17%

   TRANSPORTATION
                   36.84%           16.91%          18.41%           36.84%           118.44%          441.64%

   UTILITIES GROWTH
                   32.04%           15.06%          15.87%           32.04%           101.70%          336.09%

   MONEY MARKET
    5.26%          2.10%            3.91%           5.20%            2.10%            21.13%           65.97%


   * F    rom commencement of operations (June 29, 1990 for Consumer
Industries and Developing Communications; June 29, 1989 for Environmental Services; April 21, 1993 for Natural Gas; and March 3,
1997 for Cyclical Industries and Natural Resources)   .
   NOTE: If FMR had not reimbursed certain fund expenses during certain of these periods, the total returns for Air Transportation, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing, Consumers Industries, Cyclical Industries, Defense and Aerospace, Developing Communications, Electronics, Energy Service, Food and Agriculture, Home Finance, Industrial Equipment, Industrial Materials, Insurance, Medical Delivery, Multimedia, Natural Resources, Paper and Forest Products, Regional Banks, Retailing, Software and Computer Services, Telecommunications, and Transportation would have been lower.
The following tables show the income and capital elements of each fund's cumulative total return. The tables compare each fund's return to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's total return compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies, respectively, over the same period. Because the money market fund invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally offer greater growth potential than the money market fund, but generally experience greater price volatility, which means greater potential for loss. In addition, common stocks generally provide lower income than a fixed-income investment such as the money market fund. Each stock fund has the ability to invest in securities not included in either index, and its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the each fund's returns, do not include the effect of brokerage commissions or other costs of investing.
The following tables show the growth in value of a hypothetical $10,000 investment in each fund during the 10-year period ended February 28, 1998 or life of fund, as applicable, assuming all
distributions were reinvested.    Total returns are based on past
results and are not an indication of future performance.     Tax
consequences of different investments (with the exception of foreign tax withholdings) have not been factored into the figures below.
AIR TRANSPORTATION PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Air Transportation
Portfolio would have grown to $   41,310    , including the effect of
the fund's 3.00% sales charge.
AIR TRANSPORTATION PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL       S&P 500      DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                     LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 31,203         $ 0            $ 10,107         $ 41,310 $ 52,255        $ 55,126         $ 13,957

   2/28/97          20,585           0              5,057            25,642   38,706          43,612           13,759

   2/29/96          24,523           0              5,665            30,188   30,680          34,062           13,353

   2/28/95          16,182           0              3,305            19,487   22,776          24,329           13,009

   2/28/94          19,888           0              2,372            22,260   21,216          22,621           12,647

   2/28/93          15,799           0              1,600            17,399   19,583          19,350           12,336

   2/29/92          16,449           0              1,160            17,609   17,695          18,210           11,948

   2/28/91          13,789           0              673              14,462   15,253          15,558           11,621

   2/28/90          12,662           0              618              13,280   13,304          13,649           11,034

   2/28/89          12,523           0              0                12,523   11,189          11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Air Transportation Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   16,296    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   0     for dividends and $   5,460     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
AMERICAN GOLD PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in American Gold Portfolio
would have grown to $   11,100    , including the effect of the fund's
3.00% sales charge.
AMERICAN GOLD PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF       TOTAL        S&P 500       DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED     VALUE                                       LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 10,298         $ 0            $ 802          $ 11,100  $ 52,255         $ 55,126         $ 13,957

   2/28/97          19,149           0              375            19,524    38,706           43,612           13,759

   2/29/96          18,402           0              0              18,402    30,680           34,062           13,353

   2/28/95          12,517           0              0              12,517    22,776           24,329           13,009

   2/28/94          15,382           0              0              15,382    21,216           22,621           12,647

   2/28/93          9,605            0              0              9,605     19,583           19,350           12,336

   2/29/92          9,164            0              0              9,164     17,695           18,210           11,948

   2/28/91          9,238            0              0              9,238     15,253           15,558           11,621

   2/28/90          12,055           0              0              12,055    13,304           13,649           11,034

   2/28/89          10,616           0              0              10,616    11,189           11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in American Gold Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   11,232    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   0     for dividends and $   1,215     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
AUTOMOTIVE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Automotive Portfolio would
have grown to $   39,035    , including the effect of the fund's 3.00%
sales charge.
AUTOMOTIVE PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500          DJIA       COST OF
                INITIAL          REINVESTED      REINVESTED       VALUE                                    LIVING
                $10,000          DIVIDEND        CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS


   2/28/98         $ 24,676         $ 1,800         $ 12,559         $ 39,035  $ 52,255         $ 55,126  $ 13,957

   2/28/97          22,774           1,554           7,464            31,792    38,706           43,612    13,759

   2/29/96          19,606           1,151           5,605            26,362    30,680           34,062    13,353

   2/28/95          17,803           1,045           5,089            23,937    22,776           24,329    13,009

   2/28/94          22,864           1,266           3,254            27,384    21,216           22,621    12,647

   2/28/93          18,565           980             1,447            20,992    19,583           19,350    12,336

   2/29/92          15,398           758             874              17,030    17,695           18,210    11,948

   2/28/91          11,073           545             0                11,618    15,253           15,558    11,621

   2/28/90          10,561           368             0                10,929    13,304           13,649    11,034

   2/28/89          10,840           0               0                10,840    11,189           11,300    10,483


Explanatory Notes: With an initial investment of $10,000 in Automotive Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   20,661    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   897     for dividends and $   7,555     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
BIOTECHNOLOGY PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Biotechnology Portfolio
would have grown to $   54,527    , including the effect of the fund's
3.00% sales charge.
BIOTECHNOLOGY PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500     DJIA                COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                      LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 31,679         $ 151          $ 22,697         $ 54,527  $ 52,255       $ 55,126         $ 13,957

   2/28/97          31,422           150            15,390           46,962    38,706         43,612           13,759

   2/29/96          33,588           121            10,658           44,367    30,680         34,062           13,353

   2/28/95          23,218           18             7,367            30,603    22,776         24,329           13,009

   2/28/94          25,337           21             8,040            33,398    21,216         22,621           12,647

   2/28/93          20,740           16             6,581            27,337    19,583         19,350           12,336

   2/29/92          30,238           24             4,416            34,678    17,695         18,210           11,948

   2/28/91          23,291           0              1,220            24,511    15,253         15,558           11,621

   2/28/90          13,289           0              220              13,509    13,304         13,649           11,034

   2/28/89          9,838            0              0                9,838     11,189         11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Biotechnology Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   29,306    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   110     for dividends and $   14,766     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Brokerage and Investment Management Portfolio would have grown to
$   70,060,     including the effect of the fund's 3.00% sales charge.
BROKERAGE AND INVESTMENT MANAGEMENT PORTFOLIO      INDICES




YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA                COST OF
                INITIAL          REINVESTED      REINVESTED       VALUE                                     LIVING
                $10,000          DIVIDEND        CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98         $ 53,518         $ 2,966         $ 13,576         $ 70,060  $ 52,255  $ 55,126         $ 13,957

   2/28/97          34,656           1,803           8,007            44,466    38,706    43,612           13,759

   2/29/96          24,876           1,204           4,742            30,822    30,680    34,062           13,353

   2/28/95          20,866           955             1,916            23,737    22,776    24,329           13,009

   2/28/94          23,880           1,092           2,193            27,165    21,216    22,621           12,647

   2/28/93          19,131           862             0                19,993    19,583    19,350           12,336

   2/29/92          17,207           775             0                17,982    17,695    18,210           11,948

   2/28/91          11,166           492             0                11,658    15,253    15,558           11,621

   2/28/90          11,193           347             0                11,540    13,304    13,649           11,034

   2/28/89          11,166           135             0                11,301    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Brokerage and Investment Management Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   17,279    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   740     for
dividends and $   5,610     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
CHEMICALS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Chemicals Portfolio would
have grown to $   42,969    , including the effect of the fund's 3.00%
sales charge.
CHEMICALS PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500          DJIA         COST OF
                INITIAL          REINVESTED      REINVESTED       VALUE                                      LIVING
                $10,000          DIVIDEND        CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98         $ 22,903         $ 1,363         $ 18,703         $ 42,969  $ 52,255         $ 55,126  $ 13,957

   2/28/97          21,221           1,255           13,492           35,968    38,706           43,612    13,759

   2/29/96          19,724           1,075           10,460           31,259    30,680           34,062    13,353

   2/28/95          16,920           865             6,736            24,521    22,776           24,329    13,009

   2/28/94          15,797           652             5,864            22,313    21,216           22,621    12,647

   2/28/93          14,281           440             3,327            18,048    19,583           19,350    12,336

   2/29/92          15,912           290             1,628            17,830    17,695           18,210    11,948

   2/28/91          12,893           144             954              13,991    15,253           15,558    11,621

   2/28/90          11,262           76              538              11,876    13,304           13,649    11,034

   2/28/89          11,406           0               0                11,406    11,189           11,300    10,483


Explanatory Notes: With an initial investment of $10,000 in Chemicals Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   24,837    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   704     for dividends and $9,949 for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
COMPUTERS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Computers Portfolio would
have grown to $   66,511    , including the effect of the fund's 3.00%
sales charge.
COMPUTERS PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL       S&P 500         DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                        LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 34,771         $ 893          $ 30,847         $ 66,511 $ 52,255         $ 55,126        $ 13,957

   2/28/97          40,840           1,049          13,387           55,276   38,706           43,612          13,759

   2/29/96          34,729           892            8,967            44,588   30,680           34,062          13,353

   2/28/95          25,960           667            2,555            29,182   22,776           24,329          13,009

   2/28/94          22,870           588            2,251            25,709   21,216           22,621          12,647

   2/28/93          17,055           439            230              17,724   19,583           19,350          12,336

   2/29/92          16,742           430            226              17,398   17,695           18,210          11,948

   2/28/91          13,924           127            0                14,051   15,253           15,558          11,621

   2/28/90          10,293           0              0                10,293   13,304           13,649          11,034

   2/28/89          9,268            0              0                9,268    11,189           11,300          10,483


Explanatory Notes: With an initial investment of $10,000 in Computers Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   36,577    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   330     for dividends and $   19,882     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
CONSTRUCTION AND HOUSING PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Construction
and Housing Portfolio would have grown to $   46,775    , including
the effect of the fund's 3.00% sales charge.
CONSTRUCTION AND HOUSING PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL       S&P 500         DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                        LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 23,655         $ 873          $ 22,247         $ 46,775 $ 52,255        $ 55,126         $ 13,957

   2/28/97          20,304           714            12,384           33,402   38,706          43,612           13,759

   2/29/96          18,053           606            9,495            28,154   30,680          34,062           13,353

   2/28/95          15,496           438            7,186            23,120   22,776          24,329           13,009

   2/28/94          18,292           517            7,627            26,436   21,216          22,621           12,647

   2/28/93          14,527           410            5,805            20,742   19,583          19,350           12,336

   2/29/92          12,607           356            5,025            17,988   17,695          18,210           11,948

   2/28/91          10,429           295            3,070            13,794   15,253          15,558           11,621

   2/28/90          10,494           123            1,720            12,337   13,304          13,649           11,034

   2/28/89          11,269           60             268              11,597   11,189          11,300           10,483


 Explanatory Notes: With an initial investment of $10,000 in Construction and Housing Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $24,543. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $378 for dividends and $9,691 for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
CONSUMER INDUSTRIES PORTFOLIO: During the period from June 29, 1990 (commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Consumer Industries Portfolio would have grown
to $   35,866    , including the effect of the fund's 3.00% sales
charge.
CONSUMER INDUSTRIES PORTFOLIO                  INDICES




YEAR ENDED        VALUE OF         VALUE OF       VALUE OF        TOTAL       S&P 500      DJIA            COST OF
                  INITIAL          REINVESTED     REINVESTED      VALUE                                    LIVING**
                  $10,000          DIVIDEND       CAPITAL GAIN
                  INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98           $ 26,491         $ 200          $ 9,175         $ 35,866 $ 36,003        $ 36,385        $ 12,463

   2/28/97            20,040           152            5,361           25,553  26,669           28,785          12,286

   2/29/96            17,305           130            4,630           22,065  21,138           22,483          11,925

   2/28/95            13,493           82             3,397           16,972  15,693           16,058          11,617

   2/28/94            14,783           90             2,916           17,789  14,618           14,931          11,293

   2/28/93            12,581           77             1,193           13,851  13,492           12,772          11,016

   2/29/92            13,512           83             241             13,836  12,191           12,019          10,670

    2/28/91*          10,505           65             0               10,570  10,509           10,269          10,377


* From June 29, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Consumer Industries Portfolio on June 29, 1990, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   15,615    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   78     for dividends and $   4,772     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
CYCLICAL INDUSTRIES PORTFOLIO: During the period from March 3, 1997 (commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Consumer Industries Portfolio would have grown
to $12,   200    , including the effect of the fund's 3.00% sales
charge.
CYCLICAL INDUSTRIES PORTFOLIO                  INDICES




   YEAR ENDED         VALUE OF   VALUE OF         VALUE OF        TOTAL        S&P 500    DJIA                COST OF
                      INITIAL    REINVESTED    REINVESTED         VALUE                                       LIVING**
                      $10,000    DIVIDEND         CAPITAL GAIN
                      INVESTMENT DISTRIBUTIONS DISTRIBUTIONS

   2/28/98            $ 11,708   $ 0              $ 492           $ 12,200  $ 13,422         $ 12,563         $ 10,144


* From March 3, 1997 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Consumer Industries Portfolio on March 3, 1997, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $10,44   6    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   0     for dividends and $4   4    6 for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
DEFENSE AND AEROSPACE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Defense and
Aerospace Portfolio would have grown to $40,   504    , including the
effect of the fund's 3.00% sales charge.
DEFENSE AND AEROSPACE PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL       S&P 500      DJIA            COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                    LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 29,701         $ 585          $ 10,218         $ 40,504 $ 52,255        $ 55,126         $ 13,957

   2/28/97          22,878           451            5,059            28,388    38,706         43,612           13,759

   2/29/96          21,321           420            2,759            24,500    30,680         34,062           13,353

   2/28/95          15,526           307            789              16,622    22,776         24,329           13,009

   2/28/94          15,131           298            533              15,962    21,216         22,621           12,647

   2/28/93          11,921           168            0                12,089    19,583         19,350           12,336

   2/29/92          11,803           165            0                11,968    17,695         18,210           11,948

   2/28/91          10,238           99             0                10,337    15,253         15,558           11,621

   2/28/90          9,241            0              0                9,241     13,304         13,649           11,034

   2/28/89          9,289            0              0                9,289     11,189         11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Defense and Aerospace Portfolio on March 1, 1988, assuming the 3.00% sales
charge had been in effect, the net amo        unt invested in fund
shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $17,51   2    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $22   1     for
dividends and $6,26   1     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
DEVELOPING COMMUNICATIONS PORTFOLIO: During the period from June 29, 1990 (commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Developing Communications Portfolio would have
grown to $   40,099    , including the effect of the fund's 3.00%
sales charge.
DEVELOPING COMMUNICATIONS PORTFOLIO                  INDICES




YEAR ENDED        VALUE OF         VALUE OF       VALUE OF            TOTAL     S&P 500     DJIA           COST OF
                  INITIAL          REINVESTED     REINVESTED          VALUE                                LIVING**
                  $10,000          DIVIDEND       CAPITAL GAIN
                  INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98           $ 19,536         $ 0            $ 20,563         $ 40,099  $ 36,003       $ 36,385       $ 12,463

   2/28/97            19,089           0              12,195           31,284    26,669         28,785         12,286

   2/29/96            18,837           0              12,034           30,871    21,138         22,483         11,925

   2/28/95            19,788           0              5,549            25,337    15,693         16,058         11,617

   2/28/94            19,061           0              3,238            22,299    14,618         14,931         11,293

   2/28/93            15,947           0              1,174            17,121    13,492         12,772         11,016

   2/29/92            13,997           0              1,002            14,999    12,191         12,019         10,670

    2/28/91*          10,777           0              0                10,777    10,509         10,269         10,377


* From June 29, 1990 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Developing Communications Portfolio on June 29, 1990, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   27,762    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   12,911     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
ELECTRONICS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Electronics Portfolio would
have grown to $   86,025    , including the effect of the fund's 3.00%
sales charge.
ELECTRONICS PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL       S&P 500      DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED       VALUE                                     LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 44,483         $ 55           $ 41,487         $ 86,025 $ 52,255  $ 55,126         $ 13,957

   2/28/97          48,246           59             20,988           69,293    38,706    43,612           13,759

   2/29/96          35,825           44             15,585           51,454    30,680    34,062           13,353

   2/28/95          25,172           31             4,583            29,786    22,776    24,329           13,009

   2/28/94          22,464           28             4,090            26,582    21,216    22,621           12,647

   2/28/93          18,154           23             0                18,177    19,583    19,350           12,336

   2/29/92          16,616           20             0                16,636    17,695    18,210           11,948

   2/28/91          12,904           16             0                12,920    15,253    15,558           11,621

   2/28/90          10,997           0              0                10,997    13,304    13,649           11,034

   2/28/89          8,696            0              0                8,696     11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in
Electronics Portfolio on March 1, 198   8    , assuming the 3.00%
sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   41,305    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   13     for
dividends and $   23,138     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
ENERGY PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Energy Portfolio would have grown
to $   29,650    , including the effect of the fund's 3.00% sales
charge.
ENERGY PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL         S&P 500      DJIA          COST OF
                INITIAL          REINVESTED      REINVESTED       VALUE                                    LIVING
                $10,000          DIVIDEND        CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98         $ 17,383         $ 1,886         $ 10,381         $ 29,650   $ 52,255  $ 55,126         $ 13,957

   2/28/97          17,473           1,786           5,368            24,627    38,706    43,612           13,759

   2/29/96          15,554           1,460           3,449            20,463    30,680    34,062           13,353

   2/28/95          13,201           1,135           2,586            16,922    22,776    24,329           13,009

   2/28/94          13,718           1,060           2,137            16,915    21,216    22,621           12,647

   2/28/93          12,988           975             1,458            15,421    19,583    19,350           12,336

   2/29/92          11,619           614             1,305            13,538    17,695    18,210           11,948

   2/28/91          12,685           509             1,405            14,599    15,253    15,558           11,621

   2/28/90          14,111           429             187              14,727    13,304    13,649           11,034

   2/28/89          10,799           282             0                11,081    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Energy Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   20,623    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   1,181     for dividends and $   6,978     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
ENERGY SERVICE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Energy Service Portfolio
would have grown to $   39,159    , including the effect of the fund's
3.00% sales charge.
ENERGY SERVICE PORTFOLIO                  INDICES




YEAR ENDED      VALUE OF         VALUE OF       VALUE OF        TOTAL       S&P 500       DJIA             COST OF
                INITIAL          REINVESTED     REINVESTED      VALUE                                     LIVING
                $10,000          DIVIDEND       CAPITAL GAIN
                INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98         $ 31,826         $ 361          $ 6,972         $ 39,159 $ 52,255         $ 55,126         $ 13,957

   2/28/97          23,239           263            2,880           26,382   38,706           43,612           13,759

   2/29/96          18,276           197            1,475           19,948   30,680           34,062           13,353

   2/28/95          13,596           108            632             14,336   22,776           24,329           13,009

   2/28/94          13,244           79             0               13,323   21,216           22,621           12,647

   2/28/93          12,506           20             0               12,526   19,583           19,350           12,336

   2/29/92          10,654           18             0               10,672   17,695           18,210           11,948

   2/28/91          15,334           25             0               15,359   15,253           15,558           11,621

   2/28/90          13,948           0              0               13,948   13,304           13,649           11,034

   2/28/89          9,166            0              0               9,166    11,189           11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Energy Service Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   14,701    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   159     for dividends and $   4,078     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
ENVIRONMENTAL SERVICES PORTFOLIO: During the period from June 29, 1989 (commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Environmental Services Portfolio would have
grown to $   18,154    , including the effect of the fund's 3.00%
sales charge.
ENVIRONMENTAL SERVICES PORTFOLIO                  INDICES




YEAR ENDED       VALUE OF         VALUE OF       VALUE OF        TOTAL       S&P 500      DJIA             COST OF
                 INITIAL          REINVESTED     REINVESTED      VALUE                                    LIVING**
                 $10,000          DIVIDEND       CAPITAL GAIN
                 INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98          $ 15,966         $ 14           $ 2,174         $ 18,154 $ 41,719        $ 44,268         $ 13,046

   2/28/97           14,065           12             1,915           15,992    30,902         35,022           12,861

   2/29/96           12,047           11             1,619           13,677    24,494         27,353           12,482

   2/28/95           9,962            9              757             10,728    18,184         19,537           12,160

   2/28/94           11,572           10             880             12,462    16,938         18,166           11,821

   2/28/93           11,019           10             838             11,867    15,634         15,539           11,531

   2/29/92           12,649           11             486             13,146    14,127         14,623           11,168

   2/28/91           12,600           11             0               12,611    12,178         12,493           10,862

   2/28/90*          10,554           9              0               10,563    10,622         10,960           10,314


* From June 29, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Environmental Services Portfolio on June 29, 1989, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   11,512    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   10     for
dividends and $   1,436     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
FINANCIAL SERVICES PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Financial Services
Portfolio would have grown to $   68,670    , including the effect of
the fund's 3.00% sales charge.
FINANCIAL SERVICES PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL       S&P 500  DJIA             COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 36,697         $ 5,396         $ 26,577         $ 68,670 $ 52,255 $ 55,126         $ 13,957

   2/28/97             29,470           3,965           15,238           48,673    38,706   43,612           13,759

   2/29/96             23,344           2,817           9,750            35,911    30,680   34,062           13,353

   2/28/95             17,137           1,913           6,776            25,826    22,776   24,329           13,009

   2/28/94             18,206           1,683           4,773            24,662    21,216   22,621           12,647

   2/28/93             18,935           1,657           1,655            22,247    19,583   19,350           12,336

   2/29/92             14,848           1,119           93               16,060    17,695   18,210           11,948

   2/28/91             10,034           643             63               10,740    15,253   15,558           11,621

   2/28/90             10,581           425             66               11,072    13,304   13,649           11,034

   2/28/89             9,963            295             0                10,258    11,189   11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Financial Services Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   28,120    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   1,759     for dividends and $   11,015     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
FOOD AND AGRICULTURE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Food and
Agriculture Portfolio would have grown to $   57,832    , including
the effect of the fund's 3.00% sales charge.
FOOD AND AGRICULTURE PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 29,796         $ 1,953         $ 26,083         $ 57,832  $ 52,255  $ 55,126         $ 13,957

   2/28/97             27,183           1,373           18,240           46,796    38,706    43,612           13,759

   2/29/96             25,730           1,052           14,415           41,197    30,680    34,062           13,353

   2/28/95             19,858           653             9,358            29,869    22,776    24,329           13,009

   2/28/94             19,223           559             7,339            27,121    21,216    22,621           12,647

   2/28/93             18,838           481             4,963            24,282    19,583    19,350           12,336

   2/29/92             18,454           395             3,637            22,486    17,695    18,210           11,948

   2/28/91             16,470           279             2,187            18,936    15,253    15,558           11,621

   2/28/90             13,418           60              1,299            14,777    13,304    13,649           11,034

   2/28/89             11,611           32              0                11,643    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Food and Agriculture Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   29,509    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   940     for dividends and $   12,557     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
HEALTH CARE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Health Care Portfolio would
have grown to $   78,689    , including the effect of the fund's 3.00%
sales charge.
HEALTH CARE PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL       S&P 500   DJIA            COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 31,559         $ 2,137         $ 44,993         $ 78,689 $ 52,255  $ 55,126         $ 13,957

   2/28/97             28,401           1,767           27,492           57,660    38,706    43,612           13,759

   2/29/96             27,853           1,397           18,635           47,885    30,680    34,062           13,353

   2/28/95             21,105           844             12,332           34,281    22,776    24,329           13,009

   2/28/94             17,551           463             8,107            26,121    21,216    22,621           12,647

   2/28/93             14,574           359             6,732            21,665    19,583    19,350           12,336

   2/29/92             22,039           465             6,207            28,711    17,695    18,210           11,948

   2/28/91             18,130           278             2,452            20,860    15,253    15,558           11,621

   2/28/90             12,303           139             237              12,679    13,304    13,649           11,034

   2/28/89             9,936            82              0                10,018    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Health Care Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   43,995    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   912     for dividends and $   19,730     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
HOME FINANCE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Home Finance Portfolio
would have grown to $   104,368    , including the effect of the
fund's 3.00% sales charge.
HOME FINANCE PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL         S&P 500   DJIA          COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 59,699         $ 5,395         $ 39,274         $ 104,368  $ 52,255  $ 55,126         $ 13,957

   2/28/97             51,465           4,118           23,249           78,832     38,706    43,612           13,759

   2/29/96             37,256           2,516           13,674           53,446     30,680    34,062           13,353

   2/28/95             26,762           1,584           8,967            37,313     22,776    24,329           13,009

   2/28/94             28,004           1,458           3,724            33,186     21,216    22,621           12,647

   2/28/93             24,815           1,280           1,650            27,745     19,583    19,350           12,336

   2/29/92             17,140           874             859              18,873     17,695    18,210           11,948

   2/28/91             11,210           422             562              12,194     15,253    15,558           11,621

   2/28/90             10,271           189             515              10,975     13,304    13,649           11,034

   2/28/89             11,524           164             0                11,688     11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Home Finance Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   34,707    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   1,555     for dividends and $   16,223     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
INDUSTRIAL EQUIPMENT PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Industrial
Equipment Portfolio would have grown to $   41,173     including the
effect of the fund's 3.00% sales charge.
INDUSTRIAL EQUIPMENT PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA            COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                  LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 24,958         $ 565          $ 15,650         $ 41,173  $ 52,255  $ 55,126         $ 13,957

   2/28/97             24,573           527            7,641            32,741    38,706    43,612           13,759

   2/29/96             24,187           472            3,029            27,688    30,680    34,062           13,353

   2/28/95             19,304           332            595              20,231    22,776    24,329           13,009

   2/28/94             19,853           342            434              20,629    21,216    22,621           12,647

   2/28/93             14,487           240            0                14,727    19,583    19,350           12,336

   2/29/92             13,784           228            0                14,012    17,695    18,210           11,948

   2/28/91             11,386           76             0                11,462    15,253    15,558           11,621

   2/28/90             11,376           0              0                11,376    13,304    13,649           11,034

   2/28/89             9,787            0              0                9,787     11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Industrial Equipment Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   24,433    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   308 for dividends and $11,289 for capital gain
distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
INDUSTRIAL MATERIALS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Industrial
Materials Portfolio would have grown to $   25,227    , including the
effect of the fund's 3.00% sales charge.
INDUSTRIAL MATERIALS PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF        TOTAL        S&P 500   DJIA            COST OF
                   INITIAL          REINVESTED      REINVESTED      VALUE                                  LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 18,798         $ 1,415         $ 5,014         $ 25,227  $ 52,255  $ 55,126         $ 13,957

   2/28/97             20,799           1,535           1,333           23,667    38,706    43,612           13,759

   2/29/96             19,603           1,399           0               21,002    30,680    34,062           13,353
   2/28/95             17,392           1,131           0               18,523    22,776    24,329           13,009

   2/28/94             16,294           913             0               17,207    21,216    22,621           12,647

   2/28/93             13,114           689             0               13,803    19,583    19,350           12,336

   2/29/92             12,452           592             0               13,044    17,695    18,210           11,948

   2/28/91             9,354            401             0               9,755     15,253    15,558           11,621

   2/28/90             9,790            162             0               9,952     13,304    13,649           11,034

   2/28/89             10,121           167             0               10,288    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Industrial Materials Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   15,763    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   880     for dividends and $   4,188     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
INSURANCE PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Insurance Portfolio would
have grown to $   60,154    , including the effect of the fund's 3.00%
sales charge.
INSURANCE PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 39,997         $ 1,681         $ 18,476         $ 60,154  $ 52,255  $ 55,126         $ 13,957

   2/28/97             30,991           1,302           9,829            42,122    38,706    43,612           13,759

   2/29/96             25,433           1,032           6,372            32,837    30,680    34,062           13,353

   2/28/95             20,246           744             4,364            25,354    22,776    24,329           13,009

   2/28/94             18,440           679             3,975            23,094    21,216    22,621           12,647

   2/28/93             20,502           743             2,140            23,385    19,583    19,350           12,336

   2/29/92             17,832           613             0                18,445    17,695    18,210           11,948

   2/28/91             14,992           274             0                15,266    15,253    15,558           11,621

   2/28/90             13,481           247             0                13,728    13,304    13,649           11,034

   2/28/89             11,372           94              0                11,466    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Insurance on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   21,833    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   608     for dividends and $   8,911     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
   LEISURE PORTFOLIO:     During the 10-year period ended February 28,
1998, a hypothetical $10,000 investment in Leisure Portfolio would
have grown to $   49,934    , including the effect of the fund's 3.00%
sales charge.
LEISURE PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA            COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                  LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 28,081         $ 382          $ 21,471         $ 49,934  $ 52,255  $ 55,126         $ 13,957

   2/28/97             21,559           293            12,050           33,902    38,706    43,612           13,759

   2/29/96             20,811           282            9,688            30,781    30,680    34,062           13,353

   2/28/95             18,350           249            5,522            24,121    22,776    24,329           13,009

   2/28/94             20,419           277            3,686            24,382    21,216    22,621           12,647

   2/28/93             16,123           219            1,437            17,779    19,583    19,350           12,336

   2/29/92             14,401           196            1,283            15,880    17,695    18,210           11,948

   2/28/91             11,638           158            1,037            12,833    15,253    15,558           11,621

   2/28/90             11,589           28             1,033            12,650    13,304    13,649           11,034

   2/28/89             11,616           0              206              11,822    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Leisure Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   24,854    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   135     for dividends and $   10,922     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
   MEDICAL DELIVERY PORTFOLIO:     During the 10-year period ended
February 28, 1998, a hypothetical $10,000 investment in Medical
Delivery Portfolio would have grown to $   72,995    , including the
effect of the fund's 3.00% sales charge.
MEDICAL DELIVERY PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 38,313         $ 330          $ 34,352         $ 72,995  $ 52,255  $ 55,126         $ 13,957

   2/28/97             38,272           331            21,242           59,845    38,706    43,612           13,759

   2/29/96             39,233           338            14,587           54,158    30,680    34,062           13,353

   2/28/95             31,359           271            8,742            40,372    22,776    24,329           13,009

   2/28/94             27,436           121            6,191            33,748    21,216    22,621           12,647

   2/28/93             19,562           87             4,414            24,063    19,583    19,350           12,336

   2/29/92             29,628           130            3,625            33,383    17,695    18,210           11,948

   2/28/91             22,769           100            1,187            24,056    15,253    15,558           11,621

   2/28/90             14,300           63             309              14,672    13,304    13,649           11,034

   2/28/89             11,824           0              0                11,824    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Medical Delivery Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   38,290    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   162     for dividends and $   20,171     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
MONEY MARKET PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Money Market Portfolio
would have grown to $   16,597    , including the effect of the fund's
3.00% sales charge.
MONEY MARKET PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF        VALUE OF        VALUE OF       TOTAL        S&P 500    DJIA             COST OF
                   INITIAL         REINVESTED      REINVESTED     VALUE                                    LIVING
                   $10,000         DIVIDEND        CAPITAL GAIN
                   INVESTMENT      DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 9,700         $ 6,897         $ 0            $ 16,597  $ 52,255  $ 55,126         $ 13,957

   2/28/97             9,700           6,068           0              15,768    38,706    43,612           13,759

   2/29/96             9,700           5,314           0              15,014    30,680    34,062           13,353

   2/28/95             9,700           4,523           0              14,223    22,776    24,329           13,009

   2/28/94             9,700           3,939           0              13,639    21,216    22,621           12,647

   2/28/93             9,700           3,590           0              13,290    19,583    19,350           12,336

   2/29/92             9,700           3,168           0              12,868    17,695    18,210           11,948

   2/28/91             9,700           2,519           0              12,219    15,253    15,558           11,621

   2/28/90             9,700           1,638           0              11,338    13,304    13,649           11,034

   2/28/89             9,700           724             0              10,424    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Money Market Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   16,897    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   5,223     for dividends. The fund did not distribute any capital
gains during the period.
MULTIMEDIA PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Multimedia Portfolio would
have grown to $   50,393    , including the effect of the fund's 3.00%
sales charge.
MULTIMEDIA PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500    DJIA          COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 27,627         $ 33           $ 22,733         $ 50,393  $ 52,255   $ 55,126         $ 13,957

   2/28/97             20,494           25             14,864           35,383     38,706     43,612           13,759

   2/29/96             22,362           27             14,669           37,058     30,680     34,062           13,353

   2/28/95             18,388           0              9,691            28,079     22,776     24,329           13,009

   2/28/94             19,639           0              6,039            25,678     21,216     22,621           12,647

   2/28/93             15,023           0              4,017            19,040     19,583     19,350           12,336

   2/29/92             13,246           0              3,323            16,569     17,695     18,210           11,948

   2/28/91             10,038           0              2,518            12,556     15,253     15,558           11,621

   2/28/90             10,161           0              2,549            12,710     13,304     13,649           11,034

   2/28/89             11,929           0              743              12,672     11,189     11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Multimedia Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   23,798    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   16     for dividends and $   10,029     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
NATURAL GAS PORTFOLIO:    During the period from April 21, 1993
(commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Natural Gas Portfolio would have grown to $13,764, including the effect of the fund's 3.00% sales charge.
NATURAL GAS PORTFOLIO                  INDICES




YEAR ENDED         VALUE OF         VALUE OF       VALUE OF       TOTAL        S&P 500   DJIA             COST OF
                   INITIAL          REINVESTED     REINVESTED     VALUE                                   LIVING**
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 12,823         $ 103          $ 838          $ 13,764  $ 26,583  $ 27,804         $ 11,243

   2/28/97             12,125           97             436            12,658    19,691    21,997           11,083

   2/29/96             11,019           78             159            11,256    15,608    17,180           10,757

   2/28/95             8,711            20             125            8,856     11,587    12,271           10,479

     2/28/94*          9,196            0              132            9,328     10,793    11,410           10,188


* From April 21, 1993 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Natural Gas Portfolio on April 21, 1993, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   10,828    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   78     for dividends and $   728     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
NATURAL RESOURCES PORTFOLIO:    During the period from March 3, 1997
(commencement of operations) to February 28, 1998, a hypothetical $10,000 investment in Natural Gas Portfolio would have grown to $10,408, including the effect of the fund's 3.00% sales charge.
NATURAL RESOURCES PORTFOLIO                  INDICES




   YEAR ENDED  VALUE OF         VALUE OF   VALUE OF           TOTAL    S&P 500          DJIA             COST OF
                  INITIAL    REINVESTED    REINVESTED         VALUE                                      LIVING**
                  $10,000    DIVIDEND         CAPITAL GAIN
                  INVESTMENT DISTRIBUTIONS DISTRIBUTIONS

   2/28/9    8    $ 10,146   $ 0              $ 262           $ 10,408 $ 13,422         $ 12,563         $ 10,144


* From March 3, 1997 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Natural Gas Portfolio on March 3, 1997, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   10,252    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   0     for dividends and $   252     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
PAPER AND FOREST PRODUCTS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Paper and
Forest Products Portfolio would have grown to $   27,194    ,
including the effect of the fund's 3.00% sales charge.
PAPER AND FOREST PRODUCTS PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF        TOTAL        S&P 500   DJIA            COST OF
                   INITIAL          REINVESTED      REINVESTED      VALUE                                  LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 18,378         $ 1,419         $ 7,397         $ 27,194  $ 52,255  $ 55,126         $ 13,957

   2/28/97             17,543           1,307           4,688           23,538    38,706    43,612           13,759

   2/29/96             16,853           1,151           3,226           21,230    30,680    34,062           13,353

   2/28/95             17,145           1,097           1,203           19,445    22,776    24,329           13,009

   2/28/94             15,904           1,018           0               16,922    21,216    22,621           12,647

   2/28/93             13,041           826             0               13,867    19,583    19,350           12,336

   2/29/92             12,190           694             0               12,884    17,695    18,210           11,948

   2/28/91             9,578            309             0               9,887     15,253    15,558           11,621

   2/28/90             9,278            140             0               9,418     13,304    13,649           11,034

   2/28/89             9,643            25              0               9,668     11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Paper and Forest Products Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were
reinvested) amounted to $   17,570    . If distributions had not been
reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have
amounted to $   787     for dividends and $   5,483     for capital
gain distributions.    The figures in the table do not include the
effect of a stock fund's trading fee or exchange fee.
PRECIOUS METALS AND MINERALS PORTFOLIO: During the 10-year period
ended February 28,    1998    , a hypothetical $10,000 investment in
Precious Metals and Minerals Portfolio would have grown to
$   9,059    , including the effect of the fund's 3.00% sales charge.
PRECIOUS METALS AND MINERALS PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF        VALUE OF        VALUE OF       TOTAL       S&P 500   DJIA             COST OF
                   INITIAL         REINVESTED      REINVESTED     VALUE                                  LIVING
                   $10,000         DIVIDEND        CAPITAL GAIN
                   INVESTMENT      DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 7,977         $ 1,082         $ 0            $ 9,059  $ 52,255  $ 55,126         $ 13,957

   2/28/97             15,210          2,061           0              17,271   38,706    43,612           13,759

   2/29/96             16,265          2,160           0              18,425   30,680    34,062           13,353

   2/28/95             11,850          1,526           0              13,376   22,776    24,329           13,009

   2/28/94             12,897          1,464           0              14,361   21,216    22,621           12,647

   2/28/93             7,651           768             0              8,419    19,583    19,350           12,336

   2/29/92             8,497           676             0              9,173    17,695    18,210           11,948

   2/28/91             8,474           591             0              9,065    15,253    15,558           11,621

   2/28/90             11,058          609             0              11,667   13,304    13,649           11,034

   2/28/89             9,227           390             0              9,617    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Precious Metals and Minerals Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   11,326    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   1,249     for
dividends and $   0     for capital gain distributions.    The figures
in the table do not include the effect of a stock fund's trading fee or exchange fee.
REGIONAL BANKS PORTFOLIO: During the 10-year period ended February 28,
   1998    , a hypothetical $10,000 investment in Regional Banks
Portfolio would have grown to $   93,458    , including the effect of
the fund's 3.00% sales charge.
REGIONAL BANKS PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 47,381         $ 7,567         $ 38,510         $ 93,458  $ 52,255  $ 55,126         $ 13,957

   2/28/97             36,013           5,263           27,120           68,396    38,706    43,612           13,759

   2/29/96             26,741           3,415           17,564           47,720    30,680    34,062           13,353

   2/28/95             19,762           2,160           11,936           33,858    22,776    24,329           13,009

   2/28/94             19,740           1,656           10,016           31,412    21,216    22,621           12,647

   2/28/93             22,911           1,671           4,923            29,505    19,583    19,350           12,336

   2/29/92             17,326           1,135           2,779            21,240    17,695    18,210           11,948

   2/28/91             11,094           573             1,238            12,905    15,253    15,558           11,621

   2/28/90             11,653           369             1,300            13,322    13,304    13,649           11,034

   2/28/89             11,192           237             556              11,985    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Regional Banks Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested)
amounted to $   30,285    . If distributions had not been reinvested,
the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   2,118     for dividends and $   11,785     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
RETAILING PORTFOLIO: During the 10-year period ended February 28,
   1998    , a hypothetical $10,000 investment in Retailing Portfolio
would have grown to $   65,489    , including the effect of the fund's
3.00% sales charge.
RETAILING PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 43,808         $ 648          $ 21,033         $ 65,489  $ 52,25  $ 55,126         $ 13,957

   2/28/97             29,109           430            13,374           42,913    38,706    43,612           13,759

   2/29/96             24,399           361            11,123           35,883    30,680    34,062           13,353

   2/28/95             20,932           309            9,543            30,784    22,776    24,329           13,009

   2/28/94             21,807           323            9,942            32,072    21,216    22,621           12,647

   2/28/93             20,897           309            6,535            27,741    19,583    19,350           12,336

   2/29/92             20,608           305            5,036            25,949    17,695    18,210           11,948

   2/28/91             13,622           202            2,901            16,725    15,253    15,558           11,621

   2/28/90             11,442           169            2,404            14,015    13,304    13,649           11,034

   2/28/89             11,547           28             167              11,742    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Retailing Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted
to $   18,426    . If distributions had not been reinvested, the
amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to
$   166     for dividends and $   6,715     for capital gain
distributions.    The figures in the table do not include the effect
of a stock fund's trading fee or exchange fee.
SOFTWARE AND COMPUTER SERVICES PORTFOLIO:    During the 10-year period
ended February 28, 1998, a hypothetical $10,000 investment in Software and Computer Services would have grown to $70,402, including the effect of the fund's 3.00% sales charge.

SOFTWARE AND COMPUTER SERVICES PORTFOLIO                  INDICES





   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500  DJIA          COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                               LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 31,066         $ 0            $ 39,336         $ 70,402  $ 52,255 $ 55,126         $ 13,957

   2/28/97             27,078           0              24,877           51,955   38,706   43,612           13,759

   2/29/96             25,408           0              19,325           44,733   30,680   34,062           13,353

   2/28/95             20,404           0              11,509           31,913   22,776   24,329           13,009

   2/28/94             20,277           0              11,018           31,295   21,216   22,621           12,647

   2/28/93             19,385           0              4,111            23,496   19,583   19,350           12,336

   2/29/92             16,361           0              3,469            19,830   17,695   18,210           11,948

   2/28/91             13,230           0              765              13,995   15,253   15,558           11,621

   2/28/90             10,549           0              610              11,159   13,304   13,649           11,034

   2/28/89             10,332           0              0                10,332   11,189   11,300           10,483


   Explanatory Notes: With an initial investment of $10,000 in Software and Computer Services Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $37,293. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $17,329 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
TECHNOLOGY PORTFOLIO: During the 10-year period ended February 28,
   199    8, a hypothetical $10,000 investment in Technology Portfolio
would have grown to $   62,518    , including the effect of the fund's
3.00% sales charge.
TECHNOLOGY PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 29,051         $ 302          $ 33,165         $ 62,518  $ 52,255  $ 55,126         $ 13,957

   2/28/97             31,550           327            18,168           50,045    38,706    43,612           13,759

   2/29/96             29,893           310            14,225           44,428    30,680    34,062           13,353

   2/28/95             22,992           239            6,248            29,479    22,776    24,329           13,009

   2/28/94             22,872           237            5,071            28,180    21,216    22,621           12,647

   2/28/93             18,930           108            1,741            20,779    19,583    19,350           12,336

   2/29/92             19,553           113            0                19,666    17,695    18,210           11,948

   2/28/91             14,408           0              0                14,408    15,253    15,558           11,621

   2/28/90             10,985           0              0                10,985    13,304    13,649           11,034

   2/28/89             9,541            0              0                9,541     11,189    11,300           10,483


   Explanatory Notes: With an initial investment of $10,000 in Technology Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $38,470. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $159 for dividends and $19,340 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
TELECOMMUNICATIONS PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Telecommunications
Portfolio would have grown to $   60,224    , including the effect of
the fund's 3.00% sales charge.
TELECOMMUNICATIONS PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 32,498         $ 3,101         $ 24,625         $ 60,224  $ 52,255  $ 55,126         $ 13,957

   2/28/97             25,453           2,428           13,221           41,102    38,706    43,612           13,759

   2/29/96             27,322           2,339           8,449            38,110    30,680    34,062           13,353

   2/28/95             23,346           1,725           5,225            30,296    22,776    24,329           13,009

   2/28/94             22,591           1,256           4,210            28,057    21,216    22,621           12,647

   2/28/93             20,819           1,027           1,171            23,017    19,583    19,350           12,336

   2/29/92             17,774           763             706              19,243    17,695    18,210           11,948

   2/28/91             14,486           460             576              15,522    15,253    15,558           11,621

   2/28/90             14,663           164             583              15,410    13,304    13,649           11,034

   2/28/89             12,379           82              20               12,481    11,189    11,300           10,483


Explanatory Notes: With an initial investment of $10,000 in Telecommunications Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the
time they were reinvested) amounted to $   30,305    . If
distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash
payments for the period would have amounted to $   1,534     for
dividends and $   13,274     for capital gain distributions.    The
figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
TRANSPORTATION PORTFOLIO:    During the 10-year period ended February
28, 1998, a hypothetical $10,000 investment in Transportation Portfolio would have grown to $54,171, including the effect of the fund's 3.00% sales charge.
TRANSPORTATION PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF       VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED     REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND       CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS  DISTRIBUTIONS

   2/28/98            $ 28,785         $ 116          $ 25,270         $ 54,171  $ 52,255  $ 55,126         $ 13,957

   2/28/97             22,579           91             15,709           38,379    38,706    43,612           13,759

   2/29/96             22,264           90             14,312           36,666    30,680    34,062           13,353

   2/28/95             20,852           85             11,525           32,462    22,776    24,329           13,009

   2/28/94             22,010           89             8,554            30,653    21,216    22,621           12,647

   2/28/93             18,973           77             4,997            24,047    19,583    19,350           12,336

   2/29/92             15,713           64             3,727            19,504    17,695    18,210           11,948

   2/28/91             11,457           0              2,718            14,175    15,253    15,558           11,621

   2/28/90             12,533           0              2,355            14,888    13,304    13,649           11,034

   2/28/89             12,960           0              0                12,960    11,189    11,300           10,483


   Explanatory Notes: With an initial investment of $10,000 in Transportation Portfolio on March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $27,259. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $41 for dividends and $12,249 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
UTILITIES GROWTH PORTFOLIO: During the 10-year period ended February 28, 1998, a hypothetical $10,000 investment in Utilities Growth
Portfolio would have grown to $   43,616    , including the effect of
the fund's 3.00% sales charge.
UTILITIES GROWTH PORTFOLIO                  INDICES




   YEAR ENDED      VALUE OF         VALUE OF        VALUE OF         TOTAL        S&P 500   DJIA           COST OF
                   INITIAL          REINVESTED      REINVESTED       VALUE                                 LIVING
                   $10,000          DIVIDEND        CAPITAL GAIN
                   INVESTMENT       DISTRIBUTIONS   DISTRIBUTIONS

   2/28/98            $ 20,496         $ 7,740         $ 15,380         $ 43,616  $ 52,255  $ 55,126         $ 13,957

   2/28/97             17,611           6,240           8,172            32,023    38,706    43,612           13,759

   2/29/96             16,485           5,361           5,261            27,107    30,680    34,062           13,353

   2/28/95             13,362           3,919           4,264            21,545    22,776    24,329           13,009

   2/28/94             14,025           3,420           4,054            21,499    21,216    22,621           12,647

   2/28/93             15,895           3,250           1,823            20,968    19,583    19,350           12,336

   2/29/92             14,010           2,240           809              17,059    17,695    18,210           11,948

   2/28/91             13,535           1,420           259              15,214    15,253    15,558           11,621

   2/28/90             12,742           1,083           0                13,825    13,304    13,649           11,034

   2/28/89             10,324           581             0                10,905    11,189    11,300           10,483


   Explanatory Notes: With an initial investment of $10,000 in Utilities Growth Portfolio March 1, 1988, assuming the 3.00% sales charge had been in effect, the net amount invested in fund shares was $9,700. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $27,063. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $3,888 for dividends and $7,631 for capital gain distributions. The figures in the table do not include the effect of a stock fund's trading fee or exchange fee.
PERFORMANCE COMPARISONS. A fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do not take sales charges or trading fees into consideration, and are prepared without regard to tax consequences. Lipper may also rank funds based on yield. In addition to the mutual fund rankings, a fund's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
From time to time, a fund's performance may also be compared to other mutual funds tracked by financial or business publications and
periodicals. For example,    a     fund may quote Morningstar, Inc. in
its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A fund's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a fund's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
Each stock fund may compare its performance to that of the Standard & Poor's 500 Index, a widely recognized, unmanaged index of common stocks.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices. Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
The money market fund may compare its performance or the performance of securities in which it may invest to averages published by IBC Financial Data, Inc. of Ashland, Massachusetts. These averages assume reinvestment of distributions. IBC's MONEY FUND REPORT AVERAGES(trademark)/ALL TAXABLE, which is reported in IBC's MONEY FUND
REPORT(trademark), covers over    885     taxable money market funds.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A stock fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility
seek to compare    a     fund's historical share price fluctuations or
total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.
MOMENTUM INDICATORS indicate price movements over specific periods of
time    for each stock fund    . Each point on the momentum indicator
represents    a     fund's percentage change in price movements over
that period.
A stock fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
A fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.
As of February 28, 1998, FMR advised over $   31     billion in
tax-free fund assets, $   102     billion in money market fund assets,
$   428     billion in equity fund assets, $   75     billion in
international fund assets, and $   28     billion in Spartan fund
assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
In addition to performance rankings, the money market fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
Pursuant to Rule 22d-1 under the 1940 Act, FDC exercises its right to waive each fund's front-end sales charge on shares acquired through reinvestment of dividends and capital gain distributions or in connection with a fund's merger with or acquisition of any investment company or trust. In addition, FDC has chosen to waive each fund's
front-end sales charge in certain instances    due to sales
efficiencies    and competitive considerations.     The sales charge
will not apply:
1. to shares purchased in connection with an employee benefit plan (including the Fidelity-sponsored 403(b) and corporate IRA programs but otherwise as defined in the Employee Retirement Income Security
Act) maintained by a U.S. employer and having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a U.S. employer that is a member of a parent-subsidiary group of corporations (within the meaning of Section 1563(a)(1) of the Internal Revenue Code, with "50%" substituted for "80%") any member of which maintains an employee benefit plan having more than 200 eligible employees, or a minimum of $3,000,000 in plan assets invested in Fidelity mutual funds, or as part of an employee benefit plan maintained by a non-U.S. employer having 200 or more eligible employees, or a minimum of $3,000,000 in assets invested in Fidelity mutual funds, the assets of which are held in a bona fide trust for the exclusive benefit of employees participating therein;
2. to shares purchased by an insurance company separate account used to fund annuity contracts purchased by employee benefit plans (including 403(b) programs, but otherwise as defined in the Employee Retirement Income Security Act), which, in the aggregate, have either more than 200 eligible employees or a minimum of $3,000,000 in assets invested in Fidelity funds;
3. to shares in a Fidelity account purchased (including purchases by exchange) with the proceeds of a distribution from an employee benefit plan provided that: (i) at the time of the distribution, the employer, or an affiliate (as described in exemption 1 above) of such employer, maintained at least one employee benefit plan that qualified for exemption 1 and that had at least some portion of its assets invested in one or more mutual funds advised by FMR, or in one or more accounts or pools advised by Fidelity Management Trust Company; and (ii) either
(a) the distribution is transferred from the plan to a Fidelity IRA account within 60 days from the date of the distribution or (b) the distribution is transferred directly from the plan into another Fidelity account;
4. to shares purchased by a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue Code) investing $100,000 or more;
5. to shares purchased for a charitable remainder trust or life income pool established for the benefit of a charitable organization (as defined for purposes of Section 501(c)(3) of the Internal Revenue
Code);
6. to shares purchased by an investor participating in the Fidelity Trust Portfolios program (these investors must make initial investments of $100,000 or more in the Trust Portfolios funds and must, during the initial six-month period, reach and maintain an aggregate balance of at least $500,000 in all accounts and subaccounts purchased through the Trust Portfolios program);
7. to shares purchased by a mutual fund    or a qualified state
tuition program     for which FMR or an affiliate serves as investment
manager;
8. to shares purchased through Portfolio Advisory Services or Fidelity Charitable Advisory Services;
9. to shares purchased by a current or former Trustee or officer of a Fidelity fund or a current or retired officer, director, or regular employee of FMR Corp. or Fidelity International Limited or their direct or indirect subsidiaries (a Fidelity Trustee or employee), the spouse of a Fidelity Trustee or employee, a Fidelity Trustee or employee acting as custodian for a minor child, or a person acting as trustee of a trust for the sole benefit of the minor child of a Fidelity Trustee or employee; or
10. to shares purchased by a bank trust officer, registered representative, or other employee of a qualified recipient. Qualified recipients are securities dealers or other entities, including banks and other financial institutions, who have sold the fund's shares under special arrangements in connection with FDC's sales activities. The stock funds' sales charge may be reduced to reflect sales charges previously paid, or that would have been paid absent a reduction for some purchases made directly with Fidelity as noted in the prospectus, in connection with investments in other Fidelity funds. This includes reductions for investments in the following prototype or prototype-like retirement plans sponsored by FMR or FMR Corp.: The Fidelity Traditional IRA, The Fidelity Roth IRA, The Fidelity Roth Conversion IRA, The Fidelity Rollover IRA, The Fidelity SEP-IRA and SARSEP, The Fidelity SIMPLE IRA, The Fidelity Retirement Plan, Fidelity Defined Benefit Plan, The Fidelity Group IRA, The Fidelity 403(b) Program, The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers, and The CORPORATEplan for Retirement (Profit Sharing and Money Purchase Plan).
On October 12, 1990, the funds changed their sales charge policy from
a 2   .00    % sales charge upon purchase and a 1   .00    % deferred
sales charge upon redemption, to a 3   .00    % sales charge upon
purchase. If you purchased your shares prior to that date, when you redeem those shares a trading fee will be deducted and a deferred
sales charge of 1   .00    % of this net redemption amount will be
deducted. The deferred sales charge does not apply to exchanges between Select funds.
Each fund is open for business and its net asset value per share (NAV) is calculated each day the New York Stock Exchange (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1998: New Year's Day, Martin Luther King's Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day. Although FMR expects the same holiday schedule to be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, on days when the Federal
Reserve Wire System is closed   , federal funds wires cannot be
sent.
FSC normally determines each fund's NAV hourly, from 10:00 a.m. to 4:00 p.m., and the final determination of each fund's NAV will coincide with the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a fund's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing each fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
Pursuant to Rule 11a-3 under the 1940 Act, each fund is required to give shareholders at least 60 days' notice prior to terminating or modifying its exchange privilege. Under the Rule, the 60-day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, Fidelity may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide Fidelity with alternate instructions.
DIVIDENDS. A portion of each stock fund's income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the fund's income is derived from qualifying dividends. Because each fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from the fund that qualifies for the deduction generally will be less than 100%. Each fund will notify corporate shareholders annually of the percentage of fund dividends that qualifies for the dividends-received deduction. A portion of each fund's dividends derived from certain U.S. Government securities may be exempt from state and local taxation. Gains (losses) attributable to foreign currency fluctuations are generally taxable as ordinary income, and therefore will increase
(decrease) dividend distributions. If    a     fund's distributions
exceed its net investment company taxable income during a taxable year, all or a portion of the distributions made in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's cost basis in the fund. Short-term capital gains are distributed as dividend income. Each fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.
CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by each fund on the sale of securities and distributed to shareholders are federally taxable as long-term capital gains, regardless of the length of time shareholders have held their shares. If a shareholder receives a capital gain distribution on shares of a fund, and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the capital gain distribution will be considered a long-term loss for tax purposes. Short-term capital gains distributed by each fund are taxable to shareholders as dividends, not as capital gains. The money market fund may distribute any net realized short-term capital gains once a year or more often as
necessary, to maintain its    NAV     at $1.00. The money market fund
does not anticipate distributing long-term capital gains.
As of February 28, 1998, the following funds hereby designate a capital gain dividend for the purpose of the dividend-paid deduction:
CAPITAL GAIN DIVIDEND
FUND                                 DOLLAR AMOUNT

AUTOMOTIVE                              $ 5,569,000

BIOTECHNOLOGY                           $ 96,641,000

BROKERAGE AND INVESTMENT MANAGEMENT     $ 7,149,000

CHEMICALS                               $ 8,702,000

COMPUTERS                               $ 24,534,000

CONSTRUCTION AND HOUSING                $ 1,565,000

CONSUMER INDUSTRIES                     $ 209,000

DEFENSE AND AEROSPACE                   $ 962,000

   DEVELOPING COMMUNICATIONS            $ 7,828,000

ELECTRONICS                             $ 5,061,000

ENERGY                                  $ 31,281,000

ENERGY SERVICE                          $ 68,493,000

FINANCIAL SERVICES                      $ 43,282,000

FOOD AND AGRICULTURE                    $ 23,192,000

HEALTH CARE                             $ 258,954,000

HOME FINANCE                            $ 125,545,000

INDUSTRIAL EQUIPMENT                    $ 3,438,000

INDUSTRIAL MATERIALS                    $ 1,320,000

INSURANCE                               $ 4,638,000

LEISURE                                 $ 9,146,000

MEDICAL DELIVERY                        $ 28,321,000

MULTIMEDIA                              $ 4,042,000

NATURAL GAS                             $ 2,028,000

PAPER AND FOREST PRODUCTS               $ 1,652,000

REGIONAL BANKS                          $ 35,016,000

RETAILING                               $ 2,429,000

SOFTWARE AND COMPUTER SERVICES          $ 11,924,000

TECHNOLOGY                              $ 10,489,000

TELECOMMUNICATIONS                      $ 38,258,000

TRANSPORTATION                          $ 575,000

UTILITIES GROWTH                        $ 40,954,000


   As of February 28, 1998, Precious Metals and Minerals Portfolio had a capital loss carryforward of approximately $57,071,000, of which $1,376,000 and $ 55,695,000 will expire on February 28, 2000 and 2006, respectively.
   As of February 28, 1998, Environmental Services Portfolio had a capital loss carryforward of approximately $155,000, all of which will expire on February 28, 2005.
   As of February 28, 1998, American Gold Portfolio had a capital loss carryforward of approximately $35,849,000, all of which will expire on February 28, 2006.
   As of February 28, 1998, Money Market Portfolio has a capital loss carryforward of approximately $5,400, all of which will expire on February 28, 2006.
   To the extent that capital loss carryforwards are used to offset any future capital gains, it is unlikely that the gains so offset will be distributed to shareholders since any such distributions may be taxable to shareholders as ordinary income.
FOREIGN TAXES. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because each fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not expect to claim a foreign tax credit or deduction on their federal income tax returns with respect to foreign taxes withheld.
TAX STATUS OF THE FUNDS. Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the fund level, each fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules applicable to regulated investment companies.
Each fund is treated as a separate entity from the other funds, if any, of its trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of
such shares.    I    nterest charges may also be imposed on a fund
with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares.
   U    nrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting each fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
   *EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997) and President of Fidelity Personal Investments and Brokerage Group
(1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.
RALPH F. COX (64), Trustee, is President of RABAR Enterprises (management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee. Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of Lucas Varity PLC (automotive components and diesel engines), Charles Shark Draper
   L    aboratory (non-profit), NACCO Industries, Inc.    (mining and
manufacturing), and TRW Inc.     (original equipment and replacement
products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and
Mary. In addition   ,     he is a member of the National Executive
Board of the    Boy     Scouts of America.
E. BRADLEY JONES (70), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (65), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (55), Trustee, is Vice Chairman and Director of FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (69), Trustee and Chairman of the non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.
MARVIN L. MANN (64), Trustee (1993)   ,     is Chairman of the Board,
President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals,
1993), Imation Corp. (imaging and information storage, 1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the Campaign Vice Chairman of the Tri-State United Way
(1993) and is a member of the University of Alabama President's
Cabinet.
*ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.
THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992). BOYCE I. GREER (42), is Vice President of Money Market Funds (1997), Group Leader of the Money Market Group (1997), Senior Vice President of FMR (1997), and Vice President of FIMM (1998). Mr. Greer served as the Leader of the Fixed-Income Group for Fidelity Management Trust Company (1993-1995) and was Vice President and Group Leader of Municipal Fixed-Income Investments (1996-1997).
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995), Senior Vice President of FMR (1995), and Senior Vice President of FIMM (1998). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
ERIC D. ROITER (49), Secretary (1998), is Vice President (1998) and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).
   JOHN J. TODD (49), is Vice President of Select Money Market Portfolio (1996), and other funds advised by FMR. Prior to his current responsibilities, Mr. Todd has managed a variety of Fidelity funds.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
THOMAS D. MAHER (53), Assistant Vice President, is Assistant Vice President of Fidelity's Municipal Bond Funds (1996) and of Fidelity's
Money Market Funds   .
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (52), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
THOMAS J. SIMPSON (39), Assistant Treasurer, is Assistant Treasurer of
Fidelity's    M    unicipal    B    ond    F    unds (1996) and of
Fidelity's    M    oney    M    arket    F    unds (1996) and an
employee of FMR (1996). Prior to joining FMR, Mr. Simpson was Vice President and Fund Controller of Liberty Investment Services (1987-1995).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended February 28, 1998 or calendar year ended December 31, 1997, as applicable.
COMPENSATION TABLE



AGGREGATE
COMPENSATION
FROM A FUNDA
J. Gary  Ralph     Phyllis   Robert    Edward  E.       Donald    Peter   William   Gerald    Marvin   Robert       Thomas
Burkhead F.        Burke     M.        C.      Bradley  J.        S.      O. McCoy  C.        L.       C.           R.
**       Cox       Davis     Gates     Johnson Jones    Kirk      Lynch** ****      McDonough Mann      Pozen**     Williams
                                ***     3d**

Air Transportation   B
$ 0      $ 22      $ 22      $ 23      $ 0     $ 22     $ 22      $ 0     $ 23      $ 28      $ 22     $ 0     $ 22

American Gold   B
$ 0      $ 119     $ 117     $ 122     $ 0     $ 118    $ 118     $ 0     $ 123     $ 147     $ 118    $ 0     $ 119

Automotive   B
$ 0      $ 28      $ 27      $ 28      $ 0     $ 27     $ 27      $ 0     $ 28      $ 34      $ 27     $ 0     $ 28

Biotechnology   B
$ 0      $ 239     $ 235     $ 243     $ 0     $ 237    $ 237     $ 0     $ 245     $ 296     $ 236    $ 0     $ 239

Brokerage and
$ 0      $ 158     $ 156     $ 160     $ 0     $ 157    $ 157     $ 0     $ 161     $ 196     $ 155    $ 0     $ 158
Investment
Management   B

Business Services
$ 0      $ 5       $ 5       $ 4       $ 0     $ 5      $ 5       $ 0     $ 5       $ 6       $ 5      $ 0     $ 5
and Outsourcing   B,+

Chemicals   B
$ 0      $ 36      $ 35      $ 36      $ 0     $ 35     $ 35      $ 0     $ 37      $ 44      $ 35     $ 0     $ 36

Computers   B
$ 0      $ 266     $ 261     $ 270     $ 0     $ 263    $ 263     $ 0     $ 272     $ 329     $ 262    $ 0     $ 266

Construction and
$ 0      $ 10      $ 10      $ 11      $ 0     $ 10     $ 10      $ 0     $ 11      $ 13      $ 10     $ 0     $ 10
Housing   B

Consumer
$ 0      $ 9       $ 9       $ 9       $ 0     $ 9      $ 9       $ 0     $ 9       $ 11      $ 9      $ 0     $ 9
Industries   B

Cyclical
$ 0      $ 0       $ 0       $ 0       $ 0     $ 0      $ 0       $ 0     $ 0       $ 0       $ 0      $ 0     $ 0
Industries   B

Defense and
$ 0      $ 25      $ 25      $ 26      $ 0     $ 25     $ 25      $ 0     $ 26      $ 31      $ 25     $ 0     $ 25
Aerospace   B

Developing
$ 0      $ 97      $ 96      $ 99      $ 0     $ 96     $ 96      $ 0     $ 99      $ 120     $ 96     $ 0     $ 97
Communications   B

Electronics   B
$ 0      $ 934     $ 922     $ 949     $ 0     $ 928    $ 928     $ 0     $ 956     $ 1,159   $ 922    $ 0     $ 934

Energy   B
$ 0      $ 81      $ 80      $ 83      $ 0     $ 81     $ 81      $ 0     $ 84      $ 101     $ 80     $ 0     $ 81

Energy Service   B
$ 0      $ 368     $ 365     $ 373     $ 0     $ 367    $ 367     $ 0     $ 375     $ 459     $ 362    $ 0     $ 368

Environmental
$ 0      $ 12      $ 10      $ 10      $ 0     $ 10     $ 10      $ 0     $ 11      $ 13      $ 11     $ 0     $ 12
Services   B

Financial Services   B
$ 0      $ 184     $ 182     $ 187     $ 0     $ 183    $ 183     $ 0     $ 189     $ 228     $ 182    $ 0     $ 184

Food and
$ 0      $ 99      $ 98      $ 101     $ 0     $ 98     $ 98      $ 0     $ 101     $ 123     $ 97     $ 0     $ 99
Agriculture   B

Health Cares   B,    C,D
$ 0      $ 617     $ 609     $ 629     $ 0     $ 613    $ 613     $ 0     $ 633     $ 765     $ 608    $ 0     $ 617

Home Finance   B
$ 0      $ 518     $ 512     $ 527     $ 0     $ 515    $ 515     $ 0     $ 530     $ 643     $ 510    $ 0     $ 518

Industrial
$ 0      $ 27      $ 26      $ 27      $ 0     $ 27     $ 27      $ 0     $ 28      $ 33      $ 27     $ 0     $ 27
Equipment   B

Industrial
$ 0      $ 14      $ 14      $ 15      $ 0     $ 14     $ 14      $ 0     $ 15      $ 18       14      $ 0     $ 14
       Materials   B

Insurance   B
$ 0      $ 41      $ 40      $ 41      $ 0     $ 41     $ 41      $ 0     $ 41      $ 51        40     $ 0     $ 41

Leisure   B
$ 0      $ 53      $ 52      $ 53      $ 0     $ 52     $ 52      $ 0     $ 54      $ 65      $ 51     $ 0     $ 53

Medical Delivery   B
$ 0      $ 66      $ 65      $ 67      $ 0     $ 66     $ 66      $ 0     $ 68      $ 82      $ 65     $ 0     $ 66

   Medical Equipment
$ 0      $ 5       $ 5       $ 4       $ 0     $ 5      $ 5       $ 0     $ 5       $ 6       $ 5      $ 0     $ 5
   and SystemsB,+

Multimedia   B
$ 0      $ 22      $ 22      $ 23      $ 0     $ 22     $ 22      $ 0     $ 23      $ 27      $ 22     $ 0     $ 22

Natural Gas   B
$ 0      $ 35      $ 34      $ 35      $ 0     $ 34     $ 34      $ 0     $ 36      $ 43      $ 34     $ 0     $ 35

Natural Resources   B
$ 0      $ 1       $ 1       $ 1       $ 0     $ 1      $ 1       $ 0     $ 1       $ 1       $ 1      $ 0     $ 1

Paper and Forest
$ 0      $ 9       $ 9       $ 9       $ 0     $ 9      $ 9       $ 0     $ 9       $ 11      $ 9      $ 0     $ 9
Products   B

Precious Metals
$ 0      $ 84      $ 82      $ 85      $ 0     $ 83     $ 83      $ 0     $ 86      $ 103     $ 83     $ 0     $ 84
and Minerals   B

Regional Banks   B
$ 0      $ 398     $ 393     $ 405     $ 0     $ 396    $ 396     $ 0     $ 407     $ 493     $ 391    $ 0     $ 398

Retailing   B
$ 0      $ 58      $ 57      $ 59      $ 0     $ 58     $ 58      $ 0     $ 59      $ 72      $ 56     $ 0     $ 58

Software and
$ 0      $ 174     $ 172     $ 177     $ 0     $ 173    $ 173     $ 0     $ 179     $ 216     $ 172    $ 0     $ 174
Computer Services   B

Technology   B
$ 0      $ 219     $ 216     $ 223     $ 0     $ 218    $ 218     $ 0     $ 225     $ 272     $ 217    $ 0     $ 219

Telecommunications
$ 0      $ 162     $ 159     $ 164     $ 0     $ 160    $ 160     $ 0     $ 165     $ 200     $ 159    $ 0     $ 162
   B

Transportation   B
$ 0      $ 21      $ 21      $ 21      $ 0     $ 21     $ 21      $ 0     $ 22      $ 26      $ 21     $ 0     $ 21

Utilities Growth   B
$ 0      $ 106     $ 105     $ 108     $ 0     $ 106    $ 106     $ 0     $ 109     $ 132     $ 105    $ 0     $ 106

Money Market   B
$ 0      $ 336     $ 331     $ 342     $ 0     $ 333    $ 333     $ 0     $ 345     $ 418      331     $ 0     $ 336

TOTAL
$ 0      $ 214,500 $ 210,000 $ 176,000 $ 0     $211,500 $ 211,500 $ 0     $ 214,500 $ 264,500 $214,500 $ 0     $214,500
COMPENSATION
FROM THE FUND
COMPLEX*,A


* Information is for the calendar year ended December 31, 1997 for 230 funds in the complex.
** Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
   ** Mr. Gates was appointed to the Board of Trustees effective March
1, 1997.
   ****     Mr. McCoy was appointed to the Board of Trustees effective
January 1, 1997.
+ Estimated
A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the calendar year ended December 31, 1997, the Trustees accrued required deferred compensation from the funds as follows: Ralph F. Cox,
$75,000   ;     Phyllis Burke Davis   ,     $75,000   ;     Robert M.
Gates $62,500   ;     E. Bradley Jones, $75,000   ;     Donald J.
Kirk, $75,000   ;     William O. McCoy, $75,000   ;     Gerald C.
McDonough, $87,500   ;     Marvin L. Mann, $75,000   ;     and Thomas
R. Williams, $75,000. Certain of the non-interested Trustees elected
voluntarily to defer    a portion of     their compensation as
follows: Ralph F. Cox, $53,699; Marvin L. Mann, $53,699; and Thomas R. Williams, $62,462.
B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.
C    The following amounts are required to be deferred by each
non-interested Trustee: Ralph F. Cox, $292; Phyllis Burke Davis, $292; Robert M. Gates, $296; E. Bradley Jones, $292; Donald J. Kirk, $292;
William O. McCoy, $296; Gerald C. Mc    Donough, $340   ;     Marvin
L. Mann, $292   ;     and Thomas R. Williams, $2   92    .
D Certain of the non-interested Trustees' aggregate compensation from
a fund includes accrued voluntary deferred    compensation as follows:
Cox, $244, Healthcare; McCoy, $41, Healthcare; Mann, $244, Healthcare;
and Williams, $244, Healthc    are.
Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
   As of February 28, 1998, approximately 7.32% of Select Business Services & Outsourcing's total outstanding shares was held by an FMR affiliate, approximately 14.51% of Select Natural Resources's total outstanding shares was held by an FMR affiliate, and approximately 31.32% of Select Cyclical Industries's total outstanding shares was held by an FMR affiliate. As of the public offering of shares of Select Medical Equipment and Systems, 100% of the fund's total outstanding shares was held by an FMR affiliate. FMR Corp. is the ultimate parent company of FMR and this FMR affiliate. By virtue of his ownership interest in FMR Corp., as described in the "FMR" section on page 69, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of Select Business Services & Outsourcing, Select Medical Equipment and Systems, Select Natural Resources, and Select Cyclical Industries's shares, the Trustees, Members of the Advisory Board, and officers of the funds owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   As of February 28, 1998, the following owned of record or beneficially 5% or more of a fund's outstanding shares:
   Fidelity Select Computer:     National Financial Services
Corporation, Boston, MA (14.88%).
   Fidelity Select Food & Agriculture:     National Financial Services
Corporation, Boston, MA (19.87%).
   Fidelity Select Air Transportation:     National Financial Services
Corporation, Boston, MA (35.41%); First Trust Corporation, Denver, CO
(13.07%).
   Fidelity Select Energy:     National Financial Services
Corporation, Boston, MA (19.14%).
   Fidelity Select Precious Metals:     National Financial Services
Corporation, Boston, MA (16.15%).
   Fidelity Select Technology:     National Financial Services
Corporation, Boston, MA (21.73%).
   Fidelity Select Utilities Growth:     National Financial Services
Corporation, Boston, MA (13.39%).
   Fidelity Select Financial Services:     National Financial Services
Corporation, Boston, MA (20.47%).
   Fidelity Select Brokerage & Investment Mgmt.:     National
Financial Services Corporation, Boston, MA (16.13%).
   Fidelity Select Chemical:     National Financial Services
Corporation, Boston, MA (22.34%).
   Fidelity Select Money Market:     National Financial Services
Corporation, Boston, MA (5.94%).
   Fidelity Select Telecommunications:     National Financial Services
Corporation, Boston, MA (22.68%).
   Fidelity Select American Gold:     National Financial Services
Corporation, Boston, MA (16.16%).
   Fidelity Select Energy Services:     National Financial Services
Corporation, Boston, MA (5.29%).
   Fidelity Select Retailing:     National Financial Services
Corporation, Boston, MA (26.99%); First Trust Corporation, Denver, CO
(9.60%).
   Fidelity Select Business Services & Outsourcing:     National
Financial Services Corporation, Boston, MA (46.18%); FMR Capital, Boston, MA (7.32%); Newell V. Risdall, Rapid City, SD (10.96%).
   Fidelity Select Automotive:     National Financial Services
Corporation, Boston, MA (20.72%); First Trust Corporation, Denver, CO
(7.18%).
   Fidelity Select Insurance:     National Financial Services
Corporation, Boston, MA (33.47%).
   Fidelity Select Defense & Aerospace:     National Financial
Services Corporation, Boston, MA (39.56%).
   Fidelity Select Leisure:     National Financial Services
Corporation, Boston, MA (29.85%).
   Fidelity Select Software & Computers:     National Financial
Services Corporation, Boston, MA (26.43%).
   Fidelity Select Multimedia:     National Financial Services
Corporation, Boston, MA (36.71%).
   Fidelity Select Medical Delivery:     National Financial Services
Corporation, Boston, MA (24.79%).
   Fidelity Select Paper & Forest Products:     National Financial
Services Corporation, Boston, MA (68.67%).
   Fidelity Select Industrial Materials:     National Financial
Services Corporation, Boston, MA (23.47%); Charles Schwab & Co., San Francisco, CA (6.05%).
   Fidelity Select Industrial Equipment:     National Financial
Services Corporation, Boston, MA (28.20%).
   Fidelity Select Construction & Housing:     National Financial
Services Corporation, Boston, MA (34.64%); First Trust Corporation, Denver, CO (5.73%).
   Fidelity Select Transportation:     National Financial Services
Corporation, Boston, MA (38.67%).
   Fidelity Select Natural Gas:     National Financial Services
Corporation, Boston, MA (22.80%).
   Fidelity Select Natural Resources:     National Financial Services
Corporation, Boston, MA (49.54%); FMR Capital, Boston, MA (14.51%).
   Fidelity Select Cyclical Industries:     National Financial
Services Corporation, Boston, MA (56.53%); FMR Capital, Boston, MA
(31.32%).
   Fidelity Select Environmental Services:     National Financial
Services Corporation, Boston, MA (19.15%).
   Fidelity Select Consumer Industries:     National Financial
Services Corporation, Boston, MA (39.05%).
   Fidelity Select Developing Communications:     National Financial
Services Corporation, Boston, MA (27.38%).
   A shareholder owning of record or beneficially 25% or more of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.
MANAGEMENT CONTRACTS
FMR is manager of the stock funds (except Business Services and
Outsourcing, Cyclical Industries,    Medical Equipment and Systems
    and Natural Resources) and the money market fund pursuant to management contracts dated March 1, 1994, which were approved by shareholders on February 16, 1994. FMR is manager of Cyclical Industries and Natural Resources pursuant to management contracts dated January 16, 1997, which were approved by FMR, then sole shareholder, on February 14, 1997. FMR is manager of Business Services and Outsourcing and Medical Equipment and Systems pursuant to management contracts dated December 18, 1997, which were approved by FMR, as the then sole shareholder, on January 21, 1998 for Business
Services and Outsourcing and    April 24, 1998     for Medical
Equipment and Systems.
   MANAGEMENT SERVICES.     Each fund employs FMR to furnish
investment advisory and other services. Under the terms of its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
   MANAGEMENT-RELATED EXPENSES.     In addition to the management fee
payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and securities lending agent, as applicable, each fund pays all of its expenses that are not assumed by those parties. Each fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. Each fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of each fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by each fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
   MANAGEMENT FEES.     For the services of FMR under the management
contract, the money market fund pays FMR a monthly management fee which has three components: a group fee rate, an individual fund fee rate (0.03%), and an income-based component of 6% of the fund's gross income in excess of a 5% yield. The maximum income-based component is 0.24% of the fund's average net assets.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for the money market fund.
MONEY MARKET FUND
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual
Assets           Rate        Assets          Fee Rate

 0 - $3 billion  .3700%       $ 0.5 billion  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200         125           .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1695

 24 - 30         .1800         200           .1658

 30 - 36         .1750         225           .1629

 36 - 42         .1700         250           .1604

 42 - 48         .1650         275           .1583

 48 - 66         .1600         300           .1565

 66 - 84         .1550         325           .1548

 84 - 120        .1500         350           .1533

 120 - 174       .1450         400           .1507

 174 - 228       .1400

 228 - 282       .1375

 282 - 336       .1350

 Over 336        .1325

Prior to March 1, 1994, the group fee rate was based on a schedule with breakpoints ending at 0.1500% for average group assets in excess of $84 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule is identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group        Annualized  Group Net       Effective Annual
Assets               Rate        Assets          Fee Rate

 120 - $156 billion  .1450%       $ 150 billion  .1736%

 156 - 192           .1400         175           .1690

 192 - 228           .1350         200           .1652

 228 - 264           .1300         225           .1618

 264 - 300           .1275         250           .1587

 300 - 336           .1250         275           .1560

 336 - 372           .1225         300           .1536

 372 - 408           .1200         325           .1514

 408 - 444           .1175         350           .1494

 444 - 480           .1150         375           .1476

 480 - 516           .1125         400           .1459

 Over 516            .1100         425           .1443

                                   450           .1427

                                   475           .1413

                                   500           .1399

                                   525           .1385

                                   550           .1372

   The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $583 billion of group net assets - the approximate level for February 1998 - was 0.1357%, which is the weighted average of the respective fee rates for each level of group net assets up to $583 billion.
   The money market fund's individual fund fee rate is 0.03%. One-twelfth of the sum of the group fee rate and the individual fund fee rate is applied to the money market fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
   If the money market fund's monthly gross yield is 5% or less, the total management fee is the sum of the group fee and the individual fund fee. If the money market fund's monthly gross yield is greater than 5%, the management fee that FMR receives includes an income-based component. The income-based component equals 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income-based component is 0.24% (annualized) of average net assets, at a fund gross yield of 9% or more. Gross income for this purpose, includes interest accrued and/or discount earned (including both original issue discount and market discount) on portfolio obligations, less amortization of premium. Realized and unrealized gains and losses, if any, are not included in gross income.
   For the services of FMR under the management contract, each stock fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.
   The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
The following is the fee schedule for the stock funds (except Business
Services and Outsourcing, Cyclical Industries,    Medical Equipment
and Systems,     and Natural Resources).
STOCK FUNDS
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual
Assets           Rate        Assets          Fee Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3253

 36 - 42         .3400         250           .3223

 42 - 48         .3350         275           .3198

 48 - 66         .3250         300           .3175

 66 - 84         .3200         325           .3153

 84 - 102        .3150         350           .3133

 102 - 138       .3100

 138 - 174       .3050

 174 - 228       .3000

 228 - 282       .2950

 282 - 336       .2900

 Over 336        .2850

Prior to March 1, 1994, the group fee rate was based on a schedule with breakpoints ending at 0.3100% for average group assets in excess of $102 billion. The group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. Each fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group         Annualized  Group Net      Effective Annual
Assets                Rate        Assets         Fee Rate

 $138 - $174 billion  .3050%       $150 billion  .3371%

 174 - 210            .3000         175          .3325

 210 - 246            .2950         200          .3284

 246 - 282            .2900         225          .3249

 282 - 318            .2850         250          .3219

 318 - 354            .2800         275          .3190

 354 - 390            .2750         300          .3163

 390 - 426            .2700         325          .3137

 426 - 462            .2650         350          .3113

 462 - 498            .2600         375          .3090

 498 - 534            .2550         400          .3067

 Over 534             .2500         425          .3046

                                     450         .3024

                                    475          .3003

                                    500          .2982

                                    525          .2962

                                    550          .2942

The group fee rate schedule for Business Services and Outsourcing,
Cyclical Industries,    Medical Equipment and Systems,     and Natural
Resources is as follows:
GROUP FEE RATE SCHEDULE  EFFECTIVE ANNUAL FEE RATES

Average Group    Annualized  Group Net       Effective Annual Fee
Assets           Rate        Assets          Rate

 0 - $3 billion  .5200%       $ 0.5 billion  .5200%

 3 - 6           .4900         25            .4238

 6 - 9           .4600         50            .3823

 9 - 12          .4300         75            .3626

 12 - 15         .4000         100           .3512

 15 - 18         .3850         125           .3430

 18 - 21         .3700         150           .3371

 21 - 24         .3600         175           .3325

 24 - 30         .3500         200           .3284

 30 - 36         .3450         225           .3249

 36 - 42         .3400         250           .3219

 42 - 48         .3350         275           .3190

 48 - 66         .3250         300           .3163

 66 - 84         .3200         325           .3137

 84 - 102        .3150         350           .3113

 102 - 138       .3100         375           .3090

 138 - 174       .3050         400           .3067

 174 - 210       .3000         425           .3046

 210 - 246       .2950         450           .3024

 246 - 282       .2900         475           .3003

 282 - 318       .2850         500           .2982

 318 - 354       .2800         525           .2962

 354 - 390       .2750         550           .2942

 390 - 426       .2700

 426 - 462       .2650

 462 - 498       .2600

 498 - 534       .2550

 Over 534        .2500

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at $   583     billion of group net assets - the approximate
level for February 1998 - was    0.2917    %, which is the weighted
average of the respective fee rates for each level of group net assets
up to $   583     billion.
The stock funds   '     individual fund fee rate is    0.30    %.
Based on the average group net assets of the funds advised by FMR for February 1998, each stock fund's annual management fee rate would be calculated as follows:
Group Fee Rate       Individual Fund Fee Rate       Management Fee Rate

0.   2917%      +    0.30%                     =       0.5917    %

One-twelfth of this annual management fee rate is applied to each stock fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
The following table shows the amount of management fees paid by each fund to FMR for the past three fiscal years.
Fund                                 Fiscal Years Ended  Management Fees
                                     February 28/29      Paid to FMR

Air Transportation                   1998                $    378,349

                                     1997                $    539,940

                                     1996                $    425,938

American Gold                        1998                $    1,664,398

                                     1997                $    2,501,556

                                     1996                $    2,155,590

Automotive                           1998                $    369,375

                                     1997                $    726,743

                                     1996                $    363,327

Biotechnology                        1998                $    3,442,469

                                     1997                $    4,324,960

                                     1996                $    3,676,822A

Brokerage and Investment Management  1998                $    2,493,991

                                     1997                $    448,938

                                     1996                $    204,478A

Business Services and Outsourcing    1998   *            $    2,948

Chemicals                            1998                $    496,851

                                     1997                $    745,680

                                     1996                $    481,260

Computers                            1998                $    3,921,116

                                     1997                $    3,309,228

                                     1996                $    2,922,505

Construction and Housing             1998                $    155,730

                                     1997                $    408,988

                                     1996                $    258,650

Consumer Industries                  1998                $    161,119

                                     1997                $    154,434

                                     1996                $    219,534A

Cyclical Industries                  1998   **           $    21,141

Defense and Aerospace                1998                $    381,060

                                     1997                $    268,010

                                     1996                $    131,560A

Developing Communications            1998                $    1,420,790

                                     1997                $    1,856,888

                                     1996                $    2,034,963

Electronics                          1998                $    14,146,742

                                     199   7             $    7,859,173

                                     1996                $    5,626,255

Energy                               1998                $    1,137,325

                                     1997                $    1,066,783

                                     1996                $    691,768

Energy Service                       1998                $    5,735,646

                                     1997                $    2,790,650

                                     1996                $    983,400

Fund                                 Fiscal Years Ended  Management Fees
                                     February 28/29      Paid to FMR

Environmental Services               1998                $    165,498

                                     1997                $    252,081

                                     1996                $    195,326

Financial Services                   1998                $    2,799,557

                                     1997                $    1,661,452

                                     1996                $    1,203,738

Food and Agriculture                 1998                $    1,473,308

                                     1997                $    1,682,437

                                     1996                $    1,286,233

Health Care                          1998                $    9,512,189

                                     1997                $    7,661,331

                                     1996                $    6,868,340

Home Finance                         1998                $    7,971,664

                                     1997                $    4,201,147

                                     1996                $    2,401,434

Industrial Equipment                 1998                $    358,194

                                     1997                $    560,442

                                     1996                $    623,645

Industrial Materials                 1998                $    178,398

                                     1997                $    590,927

                                     1996                $    777,296

Insurance                            1998                $    657,447

                                     1997                $    204,881

                                     1996                $    129,061

Leisure                              1998                $    853,326

                                     1997                $    643,761

                                     1996                $    486,216

Medical Delivery                     1998                $    949,169

                                     1997                $    1,307,251

                                     1996                $    1,208,374

Money Market                         1998                $    1,715,272

                                     1997                $    1,584,080

                                     1996                $    1,558,005

Multimedia                           1998                $    355,794

                                     1997                $    513,562

                                     1996                $    587,354

Natural Gas                          1998                $    489,011

                                     1997                $    679,330

                                     1996                $    431,858

Natural Resources                    1998   **           $    38,241

Paper and Forest Products            1998                $    144,890

                                     1997                $    194,763

                                     1996                $    355,643

Precious Metals and Minerals         1998                $    1,160,570

                                     1997                $    2,005,219

                                     1996                $    2,345,736

Regional Banks                       1998                $    6,188,500

                                     1997                $    2,534,699

                                     1996                $    1,410,233

Fund                                 Fiscal Years Ended  Management Fees
                                     February 28/29      Paid to FMR

Retailing                            1998                $    911,425

                                     1997                $    1,338,783

                                     1996                $    226,958

Software and Computer Services       1998                $    2,593,824

                                     1997                $    2,546,782

                                     1996                $    1,899,182

Technology                           1998                $    3,293,787

                                     1997                $    2,800,144

                                     1996                $    2,349,322

Telecommunications                   1998                $    2,473,329

                                     1997                $    2,878,937

                                     1996                $    2,590,151

Transportation                       1998                $    341,054

                                        1997                $ 50,368

                                        1996                $ 51,516A

Utilities Growth                     1998                $    1,639,699

                                     1997                $    1,440,039

                                     1996                $    1,615,924

   A During the period, FMR issued a one time credit reducing management fees. The amount of the credit issued to the respective funds was: Biotechnology $503,762; Brokerage and Investment Management $79,974; Consumer Industries $22,835 Defense and Aerospace $24,455; and Transportation $7,559.
   * Business Services and Outsourcing commenced operations of February 4, 1998.
   ** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.
FMR may, from time to time, voluntarily reimburse all or a portion of a fund's expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.
Expense reimbursements by FMR will increase a fund's total returns and yield, and repayment of the reimbursement by a fund will lower its total returns and yield.
During the past three fiscal periods, FMR voluntarily agreed, subject to revision or termination, to reimburse certain of the funds if and to the extent that the fund's aggregate operating expenses, including management fees, were in excess of an annual rate of its average net assets. The tables below show the periods of reimbursement and levels of expense limitations for the applicable funds; the dollar amount of management fees incurred under each fund's contract before reimbursement; and the dollar amount of management fees reimbursed by FMR under the expense reimbursement for each period.

   Name of Fund    Periods of                                 Aggregate   Fiscal Years    Management Fee   Amount of
                   Expense Limitation                         Operating   Ended           Before           Management Fee
                    From To                                   Expense     February 28/29  Reimbursement    Reimbursement
                                                              Limitation

Construction and   March 1,             February 28,          2.50%       1998            $ 155,730        $    9,992
Housing            1997                 1998

Cyclical               March 1,            February 28,       2.50%       1998            $ 21,14   1      $    21,141
Industries            1997                 1998

Natural                March 1,            February 28,       2.50%       1998            $ 38,241         $    38,241
Resources             1997                 1998

Business Service       February 4,         February 28,       2.50%       1998            $    2,948       $    2,948
and Outsourcing       1998                 1998

Transportation     March 1,               February 28,       2.50%       1997            $ 75,979         $    25,611
                          1996             1997

                    March 1,            February 29,          2.50%       1996            $ 66,606         $    15,090
                           1995          1996



SUB-ADVISER. On behalf of the money market fund, FMR has entered into a sub-advisory agreement with FIMM pursuant to which FIMM has primary responsibility for providing portfolio investment management services to the fund.
Under the terms of the sub-advisory agreement, FMR pays FIMM fees equal to 50% of the management fee payable to FMR under its management contract with the money market fund. The fees paid to FIMM are not reduced by any voluntary or mandatory expense reimbursements that may be in effect from time to time.
On behalf of the money market fund, for the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, FMR paid FMR Texas Inc. (FMR Texas), the predecessor company to FIMM, fees of $857,636, $792,040 and $779,003, respectively.
On behalf of the stock funds (except American Gold Portfolio), FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers.
On behalf of the stock funds (except American Gold Portfolio), FMR may also grant the sub-advisers investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds.
Currently, FMR U.K. and FMR Far East each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. Under the sub-advisory agreements FMR pays the fees of FMR U.K. and FMR Far East. For providing non-discretionary investment advice and research services, FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
On behalf of each stock fund (except American Gold Portfolio) for providing discretionary investment management and executing portfolio transactions, FMR pays FMR U.K. and FMR Far East a fee equal to
   50    % of its monthly management fee rate with respect to each
fund's (except American Gold Portfolio) average net assets managed by the sub-adviser on a discretionary basis.
For providing investment advice and research services, fees paid to
the sub-advisers by FMR on behalf of    the f    un   d    s for the
past three fiscal years are shown in the table below.
FEES PAID BY FMR TO FOREIGN SUB-ADVISERS

FUND  FEES PAID BY FMR TO FMR U.K.  FEES PAID BY FMR TO FMR FAR EAST



                                            1998           1997      1996           1998           1997      1996

Air Transportation                          $ 3,327        $ 1,385   $ 7,281        $ 3,202        $ 1,429   $ 7,977

Automotive                                   4,434          16,190    2,829          4,325          14,746    3,065

Biotechnology                                11,836         57,555    43,136         10,833         55,421    45,732

   Brokerage and Investment Management       13,584         1,593     1,737          13,185         1,549     1,873

Business Services and Outsourcing               6*          --        --             5   *          --        --

Chemicals                                    5,873          11,460    4,067          5,590          11,730    4,360

Computers                                    15,517         14,494    44,800         15,486         14,124    48,650

Construction and Housing                     6              463       0              5              439       0

Consumer Industries                          474            190       477            455            189       521

Cyclical Industries                          40   **        --        --             40   **        --        --

Defense and Aerospace                        1,692          928       323            1,755          853       367

Developing Communications                    19,094         16,341    31,635         18,708         15,580    35,287

Electronics                                  147,596        26,600    50,403         143,650        22,356    59,693

Energy                                       25,414         27,154    14,746         24,716         25,283    15,810

Energy Service                               51,145         26,346    8,516          49,720         25,339    9,360

Environmental Services                       2,414          1,352     1,469          2,242          1,317     1,640

Financial Services                           439            0         0              424            0         0

Food and Agriculture                         5,707          1,856     2,915          5,521          1,799     3,087

Health Care                                  96,459         140,931   62,044         95,116         132,786   66,180

Home Finance                                 14,065         13,987    0              13,533         12,464    0

Industrial Equipment                         736            1,764     787            746            1,518     907

Industrial Materials                         1,579          12,985    10,004         1,540          12,586    11,002

Insurance                                    770            153       34             746            146       40

Leisure                                      1,740          2,080     5,700          1,685          1,990     6,340

Medical Delivery                             216            741       0              187            642       0

Multimedia                                   711            3,001     6,935          694            2,963     7,504

Natural Gas                                  182            786       1,012          154            660       1,005

Natural Resources                            559   **       --        --             554   **       --        --

Paper and Forest Products                    809            1,218     2,270          772            1,118     2,457

Precious Metals and Minerals                 42,196         104,793   118,405        40,224         101,856   126,271

Regional Banks                               6,772          2,772     0              6,544          2,458     0

Retailing                                    0              1,846     585            0              1,805     632

Software and Computer Services               14,371         16,414    5,397          13,791         15,288    6,305

Technology                                   23,941         16,385    36,101         25,181         14,600    39,503

Telecommunications                           37,699         24,984    53,688         36,443         25,546    57,717

Transportation                               571            563       289            575            539       310

Utilities Growth                             3,855          3,110     4,286          3,672          3,012     4,379


   * Business Services and Outsourcing commenced operations of
February 4, 1998.
   ** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.
For discretionary investment management and execution of portfolio
transactions,    no fees were paid to the sub-advisers by FMR on
behalf of the funds for the past three fiscal years.
CONTRACTS WITH FMR AFFILIATES
Each fund has entered into a transfer agent agreement with FSC, an affiliate of FMR. Under the terms of the agreements, FSC performs transfer agency, dividend disbursing, and shareholder services for each fund.
For providing transfer agency services, FSC receives an account fee and an asset-based fee each paid monthly with respect to each account in a fund. For retail accounts and certain institutional accounts, these fees are based on account size and fund type. For certain institutional retirement accounts, these fees are based on fund type. For certain other institutional retirement accounts, these fees are based on account type (i.e., omnibus or non-omnibus) and, for
non-omnibus account   s    ,    fund type. The a    ccount fees are
subject to increase based on postage rate changes.
For the stock funds, the asset-based fees are subject to adjustment if the year-to-date total return of the S&P 500 exceeds a positive or negative 15%.
   FSC collects a $7.50 exchange fee for each exchange from a stock fund, including cash exchange from a stock fund to another Fidelity
fund.     FSC also collects small account fees from certain accounts with balances of less than $2,500.
In addition, FSC receives the pro rata portion of the transfer agency fees applicable to shareholder accounts in each Fidelity Freedom Fund, a fund of funds managed by an FMR affiliate, according to the percentage of the Freedom Fund's assets that is invested in a fund. FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.
Each fund has also entered into a service agent agreement with FSC. Under the terms of the agreements, FSC calculates the NAV and dividends for each fund, maintains each fund's portfolio and general accounting records, and administers the stock fund's securities lending program.
For providing pricing and bookkeeping services, FSC receives a monthly
fee based on each fund's average daily net assets through   out the
month. The annual fee rates for pricing and bookkeeping services are 0.0175% for the money market fund and 0.1000% for each stock fund of the first $500 million of average net assets and 0.0075% for the money market fund and 0.0500% for each stock fund of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $40,000 for the money market fund and a minimum of $60,000 for each stock fund, and a maximum of $800,000 per year.
Pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid by the funds to FSC for the past three fiscal years are shown in the table below.
     PRICING AND BOOKKEEPING FEES

     FISCAL 1998  FISCAL 1997  FISCAL 1996


Air Transportation                      $ 73,865          $ 92,138         $ 73,290

American Gold                            280,044           416,410          351,847

Automotive                               65,849            120,805          60,082

Biotechnology                            538,574           612,580          527,898

Brokerage and Investment Management      404,906           88,697           47,818

Business Services and Outsourcing        5,000*        N/A              N/A

Chemicals                                83,611            123,784          78,925

Computers                                578,646           520,629          454,150

Construction and Housing                 60,209            76,325           49,539

Consumer Industries                      61,506            60,450           59,535

Cyclical Industries                      59,755**         N/A              N/A

Defense and Aerospace                    68,287            61,443           47,698

Developing Communications                239,077           308,377          333,332

Electronics                              802,315           799,758          651,136

Energy                                   191,416           177,681          112,800

Energy Service                           680,412           445,567          160,802

Environmental Services                   60,348            64,394           47,732

Financial Services                       465,691           276,349          196,984

Food and Agriculture                     246,634           279,388          210,607

Health Care                              800,697           805,100          738,412

Home Finance                             791,859           596,198          382,635

Industrial Equipment                     65,050            93,288           102,205

Industrial Materials                     60,356            98,357           127,391

Insurance                                114,165           60,415           47,689

Leisure                                  143,851           107,125          79,740

Medical Delivery                         161,193           215,825          197,086

Money Market                             111,447           108,892          99,064

Multimedia                               68,383            85,280           96,559

Natural Gas                              82,484            113,435          70,811

Natural Resources                        59,758**         N/A              N/A

Paper and Forest Products                60,338            60,429           62,846

Precious Metals and Minerals             195,123           333,124          383,741

Regional Banks                           749,121           408,850          231,139

Retailing                                153,141           222,542          47,630

Software and Computer Services           436,026           419,686          307,359

Technology                               524,451           466,774          378,688

Telecommunications                       410,851           479,593          418,462

Transportation                           64,993            60,368           47,681

Utilities Growth                         274,740           239,403          264,628


   * Business Services and Outsourcing commenced operations on February 4, 1998.
   ** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.
   For administering each stocks fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.
   For the fiscal years ended February 1998, 1997, and 1996, no securities lending fees were incurred by those fund's not listed below.
   Securities lending fees paid by the following funds to FSC for the past three fiscal years are shown in the table below.
     SECURITIES LENDING FEES

                                FISCAL 1998     FISCAL 1997  FISCAL 1996

American Gold                   $ 1,2   5    5  $ 3,065      $ 3,985

Biotechnology                    8,740           9,415        10,900

Chemicals                        4,265           770          180

Computers                        1   1,975       6,265        11,060

Construction and Housing         298             445          0

Electronics                      31,045          13,690       12,190

Energy                           575             2,320        1,115

Energy Service                      2,025        1,290        380

Financial Services               775             0            305

Food and Agriculture             5,870           0            0

Health Care                      7,995           7,915        12,373

Industrial Materials             0               0            2,065

Medical Delivery                 1,275           8,900        3,795

Paper and Forest Products        0               0            375

   Regional Banks                2,730           3,860        0

Precious Metals and Minerals     965             710          325

Retailing                        2,570           4,965        2,010

Software and Computer Services   18,840          5,940        5,525

Technology                          20,865       16,005       11,840

Telecommunications               10,585          10,530       11,295

Transportation                   3,1   55        0            0

Utilities Growth                 2,5   30        780          120

Each fund has a distribution agreement with FDC,    an affiliate of
FMR organized as a Massachusetts     corporation organized on July 18,
1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered. Promotional and administrative expenses in connection with the offer
and sale of shares are paid by    FMR.
   For fiscal 1997 and 1996, FDC collected, in the aggregate $550,208 and $560,711, respectively, of deferred sales charges from the total value of shares redeemed by shareholders in all funds and from the Select Cash Reserves Account. On October 12, 1990, the funds' 2.00% sales charge was increased to 3.00% and the 1.00% deferred sales charge was eliminated. For fiscal 1997 and 1996, FDC collected in the aggregate, $51,023,883 and $71,957,898, respectively, of front-end sales charges. The following table shows the sales charge revenue retained by FDC for fiscal 1997 and 1996.

                                               Fiscal Year Ended         Sales Charge Revenue         Deferred Revenue

   Air Transportation                          Feb. 28, 1997              668,390                      1,386

                                               Feb. 29, 1996              880,267                      1,398

   American Gold                               Feb. 28, 1997              1,162,696                    43,678

                                               Feb. 29, 1996              1,434,655                    40,619

   Automotive                                  Feb. 28, 1997              466,135                      2,159

                                               Feb. 29, 1996              381,296                      3,109

   Biotechnology                               Feb. 28, 1997              1,854,442                    41,551

                                               Feb. 29, 1996              3,591,690                    28,707

   Brokerage and Investment Management         Feb. 28, 1997              903,649                      1,311

                                               Feb. 29, 1996              222,268                      5,017

   Chemicals                                   Feb. 28, 1997              579,393                      6,478

                                               Feb. 29, 1996              529,419                      23,318

   Computers                                   Feb. 28, 1997              2,540,952                    5,155

                                               Feb. 29, 1996              7,703,101                    10,256

   Construction and Housing                    Feb. 28, 1997              174,919                      1,261

                                               Feb. 29, 1996              309,250                      1,448

   Consumer Industries                         Feb. 28, 1997              169,639                      682

                                               Feb. 29, 1996              372,748                      1,264

   Defense and Aerospace                       Feb. 28, 1997              292,571                      1,408

                                               Feb. 29, 1996              256,417                      4,056

   Developing Communications                   Feb. 28, 1997              733,692                      7,987

                                               Feb. 29, 1996              2,513,224                    4,453

   Electronics                                 Feb. 28, 1997              9,021,074                    9,923

                                               Feb. 29, 1996              15,086,139                   18,130

   Energy                                      Feb. 28, 1997              1,029,850                    14,667

                                               Feb. 29, 1996              555,520                      29,054

   Energy Service                              Feb. 28, 1997              4,165,989                    10,974

                                               Feb. 29, 1996              1,453,689                    6,886

   Environmental Services                      Feb. 28, 1997              177,009                      9,944

                                               Feb. 29, 1996              80,412                       12,652

   Financial Services                          Feb. 28, 1997              1,400,884                    8,487

                                               Feb. 29, 1996              1,419,292                    10,479

   Food and Agriculture                        Feb. 28, 1997              1,095,115                    7,683

                                               Feb. 29, 1996              1,756,887                    2,759

   Health Care                                 Feb. 28, 1997              2,553,184                    69,909

                                               Feb. 29, 1996              5,991,249                    54,291

   Home Finance                                Feb. 28, 1997              5,869,188                    4,653

                                               Feb. 29, 1996              4,216,342                    1,985

   Industrial Equipment                        Feb. 28, 1997              252,021                      2,660

                                               Feb. 29, 1996              541,013                      7,928

   Industrial Materials                        Feb. 28, 1997              866,268                      4,072

                                               Feb. 29, 1996              596,846                      12,636

   Insurance                                   Feb. 28, 1997              248,750                      1,364

                                               Feb. 29, 1996              300,141                      6,193

   Leisure                                     Feb. 28, 1997              282,104                      14,717

                                               Feb. 29, 1996              451,945                      17,764

   Medical Delivery                            Feb. 28, 1997              567,463                      6,016

                                               Feb. 29, 1996              1,501,132                    6,879

   Money Market                                Feb. 28, 1997              2,788,424                    97,630

                                               Feb. 29, 1996              4,472,949                    76,760

   Multimedia                                  Feb. 28, 1997              338,283                      4,261

                                               Feb. 29, 1996              923,712                      3,278

                                               Fiscal Year Ended         Sales Charge Revenue         Deferred Revenue

   Natural Gas                                 Feb. 28, 1997              682,901                      2,332

                                               Feb. 29, 1996              268,316                      7,860

   Paper and Forest Products                   Feb. 28, 1997              126,407                      2,892

                                               Feb. 29, 1996              526,735                      3,068

   Precious Metals and Minerals                Feb. 28, 1997              669,762                      45,427

                                               Feb. 29, 1996              1,543,064                    52,879

   Regional Banks                              Feb. 28, 1997              3,497,512                    3,702

                                               Feb. 29, 1996              2,107,787                    3,130

   Retailing                                   Feb. 28, 1997              838,536                      4,812

                                               Feb. 29, 1996              266,970                      5,475

   Software and Computer Services              Feb. 28, 1997              1,921,006                    5,034

                                               Feb. 29, 1996              3,293,250                    6,803

   Technology                                  Feb. 28, 1997              1,543,709                    36,252

                                               Feb. 29, 1996              3,609,138                    41,004

   Telecommunications                          Feb. 28, 1997              1,182,016                    30,536

                                               Feb. 29, 1996              2,050,876                    25,598

   Transportation                              Feb. 28, 1997              101,332                      682

                                               Feb. 29, 1996              157,256                      2,170

   Utilities Growth                            Feb. 28, 1997              238,618                      38,523

                                               Feb. 29, 1996              682,903                      21,405


Sales charge revenues collected and retained by FDC for the fiscal year 1998 are shown in the table below.



                           Sales Charge Revenue                              Deferred Revenue

   Fiscal Year             Amount                      Amount               Amount                  Amount
   Ended                   Paid to                     Retained by          Paid to                 Retained by
                           FDC                          FDC                  FDC                      FDC

   Air Transportation
   Feb. 28, 1998            299,325                      290,774              946                      946

   American Gold
   Feb. 28, 1998            916,845                      902,000              27,084                   27,084

   Automotive
   Feb. 28, 1998            70,085                       69,822               597                      597

   Biotechnology
   Feb. 28, 1998            1,105,374                    1,099,427            31,256                   31,256

   Brokerage and Investment Management
   Feb. 28, 1998            4,327,828                    4,314,336            2,431                    2,431

   Business Services and Outsourcing
   Feb. 28, 1998*           61,937                       61,787               0                        0

   Chemicals
   Feb. 28, 1998            84,712                       84,544               7,955                    7,955

   Computers
   Feb. 28, 1998            3,518,068                    3,494,034            6,144                    6,144

   Construction and Housing
   Feb. 28, 1998            257,572                      257,391              240                      240

   Consumer Industries
   Feb. 28, 1998            84,756                       79,995               805                      805

   Cyclical Industries
   Feb. 28, 1998**          36,552                       36,552               0                        0

   Defense and Aerospace
   Feb. 28, 1998            312,026                      309,320              1,329                    1,329

   Developing Communications
   Feb. 28, 1998            479,806                      477,848              6,980                    6,980

   Electronics
   Feb. 28, 1998            20,665,782                   20,595,342           10,101                   10,101

   Energy
   Feb. 28, 1998            600,122                      592,780              14,514                   14,514

   Energy Service
   Feb. 28, 1998            10,530,278                   10,501,244           11,289                   11,289

   Environmental Services
   Feb. 28, 1998            42,162                       42,118               6,428                    6,428

   Financial Services
   Feb. 28, 1998            2,098,142                    2,087,581            8,343                    8,343

   Food and Agriculture
   Feb. 28, 1998            682,877                      665,203              5,255                    5,255

   Health Care
   Feb. 28, 1998            4,316,495                    4,275,358            56,845                   56,845

   Home Finance
   Feb. 28, 1998            9,770,117                    9,751,663            5,349                    5,349

   Industrial Equipment
   Feb. 28, 1998            60,451                       60,217               2,151                    2,151

   Industrial Materials
   Feb. 28, 1998            21,426                       20,666               2,207                    2,207

   Insurance
   Feb. 28, 1998            686,986                      664,282              786                      786

   Leisure
   Feb. 28, 1998            457,999                      448,102              13,069                   13,069

   Medical Delivery
   Feb. 28, 1998            212,167                      208,986              6,095                    6,095

   Money Market
   Feb. 28, 1998            2,402,715                    2,223,313            95,881                   95,881

   Multimedia
   Feb. 28, 1998            304,729                      289,533              739                      739


   Sales Charge Revenue                              Deferred Revenue

   Fiscal Year             Amount                      Amount               Amount                  Amount
   Ended                   Paid to                     Retained by          Paid to                 Retained by
                           FDC                          FDC                  FDC                      FDC

   Natural Gas
   Feb. 28, 1998            288,000                      286,855              2,018                    2,018

   Natural Resources
   Feb. 28, 1998**          81,304                       81,304               26                       26

   Paper and Forest Products
   Feb. 28, 1998            82,389                       81,018               2,161                    2,161

   Precious Metals and Minerals
   Feb. 28, 1998            590,860                      588,609              30,793                   30,793

   Regional Banks
   Feb. 28, 1998            7,288,315                    7,262,004            4,790                    4,790

   Retailing
   Feb. 28, 1998            622,003                      618,590              2,757                    2,757

   Software and Computer Services
   Feb. 28, 1998            1,272,908                    1,258,051            5,910                    5,910

   Technology
   Feb. 28, 1998            2,082,341                    2,072,865            22,926                   22,926

   Telecommunications
   Feb. 28, 1998            1,091,356                    1,084,052            16,675                   16,675

   Transportation
   Feb. 28, 1998            168,254                      167,042              925                      925

   Utilities Growth
   Feb. 28, 1998            629,220                      601,884              22,382                   22,382


   * Business Services and Outsourcing commenced operations on
February 4, 1998.
   ** Cyclical Industries and Natural Resources commenced operations on March 3, 1997.
DESCRIPTION OF THE TRUST
TRUST ORGANIZATION. Fidelity Select Portfolios is an open-end management investment company organized as a Massachusetts business trust on November 20, 1980. Subsequent to the reorganization of certain funds of the trust on October 26, 1990, Automation and Machinery Portfolio, Life Insurance Portfolio, and Restaurant Industry Portfolio no longer exist. Also due to the reorganization, Capital Goods Portfolio was renamed "Industrial Technology Portfolio," and Property and Casualty Insurance Portfolio was renamed "Insurance Portfolio." Subsequent to an additional reorganization on February 25, 1994, Electric Utilities Portfolio no longer exists.
On July 18, 1996, Consumer Products Portfolio was renamed "Consumer
Industries."
On August 3, 1994 Utilities Portfolio was renamed "Utilities Growth
Portfolio."
On April 30, 1994, Broadcast and Media Portfolio was renamed "Multimedia Portfolio."
On February 17, 1993, Savings and Loan Portfolio was renamed "Home Finance Portfolio."
On June 29, 1992, Industrial Technology Portfolio was renamed "Industrial Equipment Portfolio."
On June 14, 1990, Housing Portfolio was renamed "Construction and Housing Portfolio."
On July 10, 1987, Health Care Delivery Portfolio was renamed "Medical Delivery Portfolio."
On July 29, 1985, Leisure and Entertainment Portfolio was renamed "Leisure Portfolio."
Currently there are forty funds of the trust: Air Transportation Portfolio, American Gold Portfolio, Automotive Portfolio, Biotechnology Portfolio, Brokerage and Investment Management Portfolio, Business Services and Outsourcing Portfolio, Chemicals Portfolio, Computers Portfolio, Construction and Housing Portfolio, Consumer Industries Portfolio, Cyclical Industries Portfolio, Defense and Aerospace Portfolio, Developing Communications Portfolio, Electronics Portfolio, Energy Portfolio, Energy Service Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Food and Agriculture Portfolio, Health Care Portfolio, Home Finance Portfolio, Industrial Equipment Portfolio, Industrial Materials Portfolio, Insurance Portfolio, Leisure Portfolio, Medical Delivery
Portfolio, Medical Equipment    and Systems     Portfolio, Multimedia
Portfolio, Natural Gas Portfolio, Natural Resources Portfolio, Paper and Forest Products Portfolio, Precious Metals and Minerals Portfolio, Regional Banks Portfolio, Retailing Portfolio, Software and Computer Services Portfolio, Technology Portfolio, Telecommunications Portfolio, Transportation Portfolio, Utilities Growth Portfolio, Money Market Portfolio. The Declaration of Trust permits the Trustees to create additional funds.
In the event that FMR ceases to be the investment adviser to the trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general expenses of the trust. Expenses with respect to the trust are to be allocated in proportion to the asset value of the respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of the trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. The trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or the Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. The Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. The Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each dollar value of net asset value you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the trust or a fund may, as set forth in the Declaration of Trust, call meetings of the trust or a fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of the entire trust, the purpose of voting on removal of one or more Trustees. The trust or any fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the trust or the fund, as determined by the current value of each shareholder's investment in the fund or trust. If not so terminated, the trust and the funds will continue indefinitely. Each fund may invest all of its assets in another investment company.
CUSTODIAN. Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, is custodian of the assets of the stock funds. The Bank of New York, 110 Washington Street, New York, New York is custodian of the assets of the money market fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of a fund or in deciding which securities are purchased or sold by a fund. However, a fund may invest in obligations of the custodian and may purchase securities from or sell securities to the custodian. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of the stock funds' custodian leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
AUDITOR. Price Waterhouse LLP, 160 Federal Street, Boston, Massachusetts serves as the trust's independent accountant. The auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
Each fund's financial statements and financial highlights for the fiscal year ended February 28, 1998, and report of the auditor, are included in the funds' Annual Report, which is a separate report supplied with this SAI. The funds' financial statements, including the financial highlights, and report of the auditor are incorporated herein by reference. For a free additional copy of the funds' Annual Report, contact Fidelity at 1-800-544-8888, 82 Devonshire Street, Boston, MA 02109.
APPENDIX
   The descriptions that follow are examples of eligible ratings for the funds. A fund may, however, consider the ratings for other types of investments and the ratings assigned by other rating organizations when determining the eligibility of a particular investment. DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF COMMERCIAL PAPER Moody's assigns short-term debt ratings to obligations which have an original maturity not exceeding one year.
Issuers rated PRIME-1 (or related supporting institutions) have a superior ability for repayment of principal and payment of interest. Issuers rated PRIME-2 (or related supporting institutions) have a strong ability for repayment of principal and payment of interest. DESCRIPTION OF STANDARD & POOR'S RATINGS OF COMMERCIAL PAPER
Debt issues considered short-term in the relevant market may be assigned a Standard & Poor's commercial paper rating.
A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.
A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
DESCRIPTION OF MOODY'S INVESTORS SERVICE RATINGS OF CORPORATE BONDS Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds that are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds that are rated C are the lowest-rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S RATINGS OF CORPORATE BONDS
Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories. AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - Debt rated CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) Financial Statements and Financial Highlights for each fund, except Medical Equipment and Systems Portfolio, included in the Annual Report for the Fidelity Select Portfolios for the fiscal year ended February 28, 1998 are included in the funds' Prospectus, are incorporated by reference into the funds' Statement of Additional Information and were filed on April 23, 1998 pursuant to Rule 30d-1 under the Investment Company Act of 1940 and are incorporated herein by reference.
 (b) Exhibits.
 (1)(a) Amended and Restated Declaration of Trust, dated April 14, 1994, is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 48.
 (2) Bylaws of the Trust, as amended, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File no. 2-50318) Post-Effective Amendment No. 87.
 (3) Not applicable.
 (4) Not applicable.
 (5)(a) Management Contracts, dated March 1, 1994, between the Registrant's Air Transportation, American Gold, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Consumer Industries (formerly Consumer Products), Defense and Aerospace, Developing Communications, Electronics, Energy, Energy Service, Environmental Services, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Equipment (formerly Industrial Technology), Industrial Materials, Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Multimedia (formerly Broadcast and Media), Natural Gas, Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, Utilities Growth (formerly Utilities), and Money Market Portfolios and Fidelity Management & Research Company, are incorporated herein by reference to Exhibit Nos. 5(a)(1-36) of Post-Effective Amendment No. 48.
     (b) Sub-Advisory Agreements, dated March 1, 1994, between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. and between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc., respectively, with respect to the Registrant's Air Transportation, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Consumer Industries (formerly Consumer Products), Defense and Aerospace, Developing Communications, Electronics, Energy, Energy Service, Environmental Services, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Equipment (formerly Industrial Technology), Industrial Materials, Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Multimedia (formerly Broadcast and Media), Natural Gas, Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios, are incorporated herein by reference to Exhibit Nos. 5(b)(1-34) of Post-Effective Amendment No. 48.
      (c) Sub-Advisory Agreement, dated January 1, 1990, between Fidelity Management & Research Company and FMR Texas Inc. (currently known as Fidelity Investments Money Management, Inc.) with respect to the Money Market Portfolio, is incorporated herein by reference to
Exhibit 5(c) of Post-Effective Amendment No. 51.
      (d) Management Contract, dated January 16, 1997, between Cyclical Industries Portfolio and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment 58.
      (e) Management Contract, dated January 16, 1997, between Natural Resources Portfolio and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment 58.
      (f) Sub-Advisory Agreement, dated January 16, 1997, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Cyclical Industries Portfolio, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment 59.
      (g) Sub-Advisory Agreement, dated January 16, 1997, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Cyclical Industries Portfolio, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment 59.
      (h) Sub-Advisory Agreement, dated January 16, 1997, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Natural Resources Portfolio, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment 59.
      (i) Sub-Advisory Agreement, dated January 16, 1997, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Natural Resources Portfolio, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment 59.
      (j) Management Contract, dated December 18, 1997, between Business Services and Outsourcing Portfolio and Fidelity Management & Research Company, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 62.
      (k) Management Contract, between Medical Equipment and Systems Portfolio and Fidelity Management & Research Company, is filed herein as Exhibit 5(k).
      (l) Sub-Advisory Agreement, dated December 18, 1997, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Business Services and Outsourcing Portfolio, is incorporated herein by reference to Exhibit 5(l) of Post-Effective Amendment No. 62.
      (m) Sub-Advisory Agreement, between December 18, 1997, Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Business Services and Outsourcing Portfolio, is incorporated herein by reference to Exhibit 5(m) of Post-Effective Amendment No. 62.
      (n) Form of Sub-Advisory Agreement, between Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research Company on behalf of Medical Equipment and Systems Portfolio, is filed herein as
Exhibit 5(n).
      (o) Form of Sub-Advisory Agreement, between Fidelity Management & Research (Far East) Inc. and Fidelity Management & Research Company on behalf of Medical Equipment and Systems Portfolio, is filed herein as Exhibit 5(o).
 (6)(a) General Distribution Agreements, dated April 1, 1987, between the Registrant's Air Transportation, American Gold, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Defense and Aerospace, Electronics, Energy, Energy Service, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and
Loan), Industrial Materials, Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Money Market, Multimedia (formerly Broadcast and Media), Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit Nos. 6(a)(1-31) of Post-Effective Amendment No. 51.
     (b) Amendment to General Distribution Agreements, dated January 1, 1988, between the Registrant's Air Transportation, American Gold, Automotive, Biotechnology, Brokerage and Investment Management, Chemicals, Computers, Construction and Housing (formerly Housing), Defense and Aerospace, Electronics, Energy, Energy Service, Financial Services, Food and Agriculture, Health Care, Home Finance (formerly Savings and Loan), Industrial Materials, Industrial Equipment (formerly Capital Goods), Insurance (formerly Property and Casualty Insurance), Leisure, Medical Delivery, Money Market, Multimedia (formerly Broadcast and Media), Paper and Forest Products, Precious Metals and Minerals, Regional Banks, Retailing, Software and Computer Services, Technology, Telecommunications, Transportation, and Utilities Growth (formerly Utilities) Portfolios and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(b) of Post-Effective Amendment No. 51.
     (c) General Distribution Agreement, dated June 29, 1989, between the Registrant's Environmental Services Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(c) of Post-Effective Amendment No. 51.
     (d) General Distribution Agreement, dated June 14, 1990, between the Registrant's Consumer Industries (formerly Consumer Products) Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 51.
     (e) General Distribution Agreement, dated June 14, 1990 between the Registrant's Developing Communications Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(e) of Post-Effective Amendment No. 51.
     (f) General Distribution Agreement, dated April 15, 1993, between the Registrant's Natural Gas Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(f) of Post-Effective Amendment No. 46.
     (g) Amendment, dated May 10, 1994, to the General Distribution Agreement, dated April 15, 1993, between the Registrant's Natural Gas Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(g) of Post-Effective Amendment No. 50.
     (h) General Distribution Agreement, dated April 1, 1987, between the Registrant's Industrial Equipment (formerly Capital Goods) Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(h) of Post-Effective Amendment No. 54.
     (i) General Distribution Agreement, dated January 16, 1997, between Cyclical Industries Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(i) of Post-Effective Amendment 59.
     (j) General Distribution Agreement, dated January 16, 1997, between Natural Resources Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to Exhibit 6(j) of Post-Effective Amendment 59.
     (k) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Select Portfolios on behalf of each Fidelity Select Portfolio except Fidelity Select Natural Gas Portfolio, Fidelity Select Cyclical Industries Portfolio, Fidelity Select Natural Resources Portfolio, Fidelity Select Business Services and Outsourcing Portfolio, and Fidelity Select Medical Equipment and Systems Portfolio and Fidelity Distributors Corporation are incorporated herein by reference to Exhibit 6(k) of Post-Effective Amendment No. 57.
     (l) Amendments, dated March 14, 1996 and July 15, 1996, to the General Distribution Agreement between Fidelity Select Portfolios on behalf of Fidelity Select Natural Gas Portfolio and Fidelity Distributors Corporation are incorporated herein by reference to
Exhibit 6(l) of Post-Effective Amendment No. 57.
     (m) General Distribution Agreement, dated December 18, 1997, between Business Services and Outsourcing Portfolio and Fidelity Distributors Corporation, is incorporated herein by reference to
Exhibit 6(m) of Post-Effective Amendment No. 62.
     (n) General Distribution Agreement, between Medical Equipment and Systems Portfolio and Fidelity Distributors Corporation, is filed herein as Exhibit 6(n).
     (o) Form of Bank Agency Agreement (most recently revised January,
1997), is filed herein as Exhibit 6(o).
     (p) Form of Selling Dealer Agreement for Bank-Related Transactions (most recently revised January, 1997), is filed herein as
Exhibit 6(p).
 (7)(a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Post-Effective Amendment No. 54.
     (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (8)(a) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of the equity portfolios with the exception of Business Services and Outsourcing and Medical Equipment and Systems Portfolios is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
     (b) Appendix A, dated October 16, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of the equity portfolios with the exception of Business Services and Outsourcing and Medical Equipment and Systems Portfolios is incorporated herein by reference to Exhibit 8(b) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).
     (c) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of the equity portfolios with the exception of Business Services and Outsourcing and Medical Equipment and Systems Portfolios is incorporated herein by reference to Exhibit 8(c) of Fidelity Contrafund's Post-Effective Amendment No. 50 (File No. 2-25235).
     (d) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Fidelity Select Portfolios on behalf of Select Money Market Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
     (e) Appendix A, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Select Portfolios on behalf of Select Money Market Portfolio is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
     (f) Appendix B, dated September 18, 1997, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Fidelity Select Portfolios on behalf of Select Money Market Portfolio is incorporated herein by reference to Exhibit 8(f) of Fidelity Charles Street Trust's Post-Effective Amendment No. 62 (File No. 2-73133).
     (g) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (h) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (i) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (j) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (k) Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries, Natural Resources, Business Services and Outsourcing, and Medical Equipment and Systems Portfolios, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (l) First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of all of the portfolios with the exception of Cyclical Industries Portfolio, Natural Resources Portfolio, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems Portfolio, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.
     (m) Forms of Fidelity Group Repo Custodian Agreement and
Schedule 1 among The Bank of New York, J. P. Morgan Securities, Inc., and Fidelity Select Portfolios on behalf of Cyclical Industries Portfolio, Natural Resources Portfolio, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems Portfolio are filed herein as Exhibit 8(m).
     (n) Forms of Fidelity Group Repo Custodian Agreement and Schedule 1 among Chemical Bank, Greenwich Capital Markets, Inc., and Fidelity Select Portfolios on behalf of Cyclical Industries Portfolio, Natural Resources Portfolios, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems Portfolio are filed herein as Exhibit 8(n).
     (o) Forms of Joint Trading Account Custody Agreement and First Amendment to Joint Trading Account Custody Agreement between The Bank of New York and Fidelity Select Portfolios on behalf of Cyclical Industries Portfolio, Natural Resources Portfolio, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems Portfolio are filed herein as Exhibit 8(o).
     (p) Forms of Custodian Agreement and Appendix B and C, between Brown Brothers Harriman & Company and Fidelity Select Portfolios on behalf of Business Services and Outsourcing Portfolio and Medical Equipment and Systems Portfolio is filed herein as Exhibit 8(p).
 (9) Not applicable.
 (10) Not applicable.
 (11)(a) Consent of Price Waterhouse LLP is filed herein as Exhibit
11(a).
       (b) Consent of Price Waterhouse LLP is filed herein as Exhibit
11(b).
 (12) Not applicable.
 (13) Not applicable.
 (14)(a) Fidelity Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (b) Fidelity Institutional Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (c) National Financial Services Corporation Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(h) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (d) Fidelity Portfolio Advisory Services Individual Retirement Account Custodial Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(i) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (e) Fidelity 403(b)(7) Custodial Account Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(e) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (f) National Financial Services Corporation Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(k) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (g) The CORPORATEplan for Retirement Profit Sharing/401K Plan, as currently in effect, is incorporated herein by reference to Exhibit 14(l) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (h) The CORPORATEplan for Retirement Money Purchase Pension Plan, as currently in effect, is incorporated herein by reference to
Exhibit 14(m) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
       (i) Fidelity Investments Section 403(b)(7) Individual Custodial Account Agreement and Disclosure Statement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
       (j) Plymouth Investments Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Commonwealth Trust's (File No. 2-52322) Post-Effective Amendment No. 57.
       (k) The Fidelity Prototype Defined Benefit Pension Plan and Trust Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(d) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (l) The Institutional Prototype Plan Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(o) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (m) The CORPORATEplan for Retirement 100SM Profit Sharing/401(k) Basic Plan Document, Standardized Adoption Agreement, and Non-Standardized Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(f) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (n) The Fidelity Investments 401(a) Prototype Plan for Tax-Exempt Employers Basic Plan Document, Standardized Profit Sharing Plan Adoption Agreement, Non-Standardized Discretionary Contribution Plan No. 002 Adoption Agreement, and Non-Standardized Discretionary Contribution Plan No. 003 Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(g) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (o) Fidelity Investments 403(b) Sample Plan Basic Plan Document and Adoption Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(p) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (p) Fidelity Defined Contribution Retirement Plan and Trust Agreement, as currently in effect, is incorporated herein by reference to Exhibit 14(c) of Fidelity Securities Fund's (File No. 2-93601) Post-Effective Amendment No. 33.
       (q) Fidelity SIMPLE-IRAPlan Adoption Agreement, Company Profile Form, and Plan Document, as currently in effect, is incorporated herein by reference to Exhibit 14(q) of Fidelity Aberdeen Street Trust's (File No. 33-43529) Post-Effective Amendment No. 19.
 (15) Not applicable.
 (16)(a) Schedules for the computation of performance calculations and yield calculations for Select Natural Gas Portfolio and Select Money Market Portfolio on behalf of the trust were incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 51.
       (b) A schedule for the computation of a moving average for Select Insurance Portfolio on behalf of the equity portfolios in the trust was incorporated herein by reference to Exhibit 16(b) of Post-Effective Amendment No. 51.
 (17) Financial Data Schedules for each fund, except Medical Equipment and Systems Portfolio, are filed herein as Exhibit 27.
 (18) Not applicable.
Item 25. Persons Controlled by or under Common Control with Registrant The Board of Trustees of the Registrant is substantially the same as the boards of other funds advised by FMR, each of which has Fidelity Management & Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, the Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities  February 28, 1998
Title of Class: Shares of Beneficial Interest
Title of Class Number of Record Holders
Air Transportation Portfolio                   8,255

American Gold Portfolio                        24,621

Automotive Portfolio                           3,364

Biotechnology Portfolio                        51,288

Brokerage and Investment Management Portfolio  42,614

Business Services and Outsourcing Portfolio    1,104

Chemicals Portfolio                            6,280

Computers Portfolio                            60,594

Construction and Housing Portfolio             3,956

Consumer Industries Portfolio                  5,221

Cyclical Industries Portfolio                  402

Defense and Aerospace Portfolio                6,219

Developing Communications Portfolio            24,203

Electronics Portfolio                          181,953

Energy Portfolio                               14,036

Energy Service Portfolio                       66,591

Environmental Services Portfolio               4,094

Financial Services Portfolio                   36,696

Food and Agriculture Portfolio                 20,043

Health Care Portfolio                          115,714

Home Finance Portfolio                         100,029

Industrial Equipment Portfolio                 3,708

Industrial Materials Portfolio                 2,354

Insurance Portfolio                            8,829

Leisure Portfolio                              17,326

Medical Delivery Portfolio                     13,478

Medical Equipment and Systems Portfolio        0

Money Market Portfolio                         28,524

Multimedia Portfolio                           9,776

Natural Gas Portfolio                          6,376

Natural Resources Portfolio                    883

Paper and Forest Products Portfolio            2,490

Precious Metals and Minerals Portfolio         23,995

Regional Banks Portfolio                       82,604

Retailing Portfolio                            12,001

Software and Computer Services Portfolio       39,672

Technology Portfolio                           48,409

Telecommunications Portfolio                   44,497

Transportation Portfolio                       5,225

Utilities Growth Portfolio                     22,699

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Service Company, Inc. ("Service") is appointed transfer agent, the Registrant agrees to indemnify and hold Service harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names the Service and/or the Registrant as a party and is not based on and does not result from Service's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with Service's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by Service's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from Service's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of Service's acting in reliance upon advice reasonably believed by Service to have been given by counsel for the Registrant, or as a result of Service's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 28. Business and Other Connections of Investment Adviser
 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d       Chairman of the Board and Director of FMR; President
                           and Chief Executive Officer of FMR Corp.; Chairman
                           of the Board and Director of FMR Corp., FIMM, FMR
                           U.K., and FMR FAR EAST; Chairman of the Executive
                           Committee of FMR; Director of Fidelity Investments
                           Japan Limited; President and Trustee of funds advised
                           by FMR.



Robert C. Pozen            President and Director of FMR; Senior Vice President
                           and Trustee of funds advised by FMR; President and
                           Director of FIMM, FMR U.K., and FMR FAR EAST;
                           Previously, General Counsel, Managing Director, and
                           Senior Vice President of FMR Corp.



Peter S. Lynch             Vice Chairman of the Board and Director of FMR.



Marta Amieva               Vice President of FMR.



John H. Carlson            Vice President of FMR and of funds advised by FMR.



Dwight D. Churchill        Senior Vice President of FMR and Vice President of
                           Bond Funds advised by FMR; Vice President of FIMM.



Brian Clancy               Vice President of FMR and Treasurer of FMR, FIMM,
                           FMR U.K., and FMR FAR EAST.



Barry Coffman              Vice President of FMR.



Arieh Coll                 Vice President of FMR.



Stephen G. Manning         Assistant Treasurer of FMR, FIMM, FMR U.K., FMR
                           FAR EAST; Treasurer of FMR Corp.



William Danoff             Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott E. DeSano            Vice President of FMR.



Penelope Dobkin            Vice President of FMR and of a fund advised by FMR.



Walter C. Donovan          Vice President of FMR.



Bettina Doulton            Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle          Vice President of FMR and of funds advised by FMR.



William R. Ebsworth        Vice President of FMR.



Richard B. Fentin          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Gregory Fraser             Vice President of FMR and of a fund advised by FMR.



Jay Freedman               Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                           U.K., and FMR FAR EAST; Secretary of FIMM.



Robert Gervis              Vice President of FMR.



David L. Glancy            Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant             Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield        Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer             Senior Vice President of FMR and Vice President of
                           Money Market Funds advised by FMR.



Bart A. Grenier            Vice President of High-Income Funds advised by
                           FMR;Vice President of FMR.



Robert Haber               Vice President of FMR.



Richard C. Habermann       Senior Vice President of FMR; Vice President of funds
                           advised by FMR.



Richard Hazelwood          Vice President of FMR.



Fred L. Henning Jr.        Senior Vice President of FMR and Vice President of
                           Fixed-Income funds advised by FMR.



Bruce T. Herring           Vice President of FMR.



John R. Hickling           Vice President of FMR and of a fund advised by FMR.



Robert F. Hill             Vice President of FMR; Director of Technical Research.



Curt Hollingsworth         Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson         Senior Vice President of FMR and Vice President of
                           funds advised by FMR;  Director of FMR Corp.;
                           Associate Director and Senior Vice President of Equity
                           funds advised by FMR.



David B. Jones             Vice President of FMR.



Steven Kaye                Vice President of FMR and of a fund advised by FMR.



Francis V. Knox            Vice President of FMR; Compliance Officer of FMR
                           U.K.



Robert A. Lawrence         Senior Vice President of FMR and Vice President of
                           Fidelity Real Estate High Income and Fidelity Real
                           Estate High income II funds advised by FMR; Associate
                           Director and Senior Vice President of Equity funds
                           advised by FMR; Previously, Vice President of High
                           Income funds advised by FMR.



Harris Leviton             Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis          Vice President of FMR and of funds advised by FMR.



Richard R. Mace Jr.        Vice President of FMR and of funds advised by FMR.



Charles A. Mangum          Vice President of FMR and of a fund advised by FMR.



Kevin McCarey              Vice President of FMR and of a fund advised by FMR.



Diane M. McLaughlin        Vice President of FMR.



Neal P. Miller             Vice President of FMR.



David L. Murphy            Vice President of FMR and of funds advised by FMR.



Scott A. Orr               Vice President of FMR and of funds advised by FMR.



Jacques Perold             Vice President of FMR.



Anne Punzak                Vice President of FMR.



Kevin A. Richardson        Vice President of FMR.



Eric D. Roiter             Senior Vice President and General Counsel of FMR and
                           Secretary of funds advised by FMR.



Mark S. Rzepczynski        Vice President of FMR.



Lee H. Sandwen             Vice President of FMR.



Patricia A. Satterthwaite  Vice President of FMR and of a fund advised by FMR.



Fergus Shiel               Vice President of FMR.



Richard A. Silver          Vice President of FMR.



Carol A. Smith-Fachetti    Vice President of FMR.



Steven J. Snider           Vice President of FMR.



Thomas T. Soviero          Vice President of FMR and of a fund advised by FMR.



Richard Spillane           Senior Vice President of FMR; Associate Director and
                           Senior Vice President of Equity funds advised by FMR;
                           Previously, Senior Vice President and Director of
                           Operations and Compliance of FMR U.K.



Thomas M. Sprague          Vice President of FMR and of funds advised by FMR.



Robert E. Stansky          Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Scott D. Stewart           Vice President of FMR.



Cynthia L. Strauss         Vice President of FMR.



Thomas Sweeney             Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana            Senior Vice President of FMR and Vice President of a
                           fund advised by FMR.



Yoko Tilley                Vice President of FMR.



Joel C. Tillinghast        Vice President of FMR and of a fund advised by FMR.



Robert Tuckett             Vice President of FMR.



Jennifer Uhrig             Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden     Senior Vice President of FMR and Vice President of
                           funds advised by FMR; Director of FMR Corp.



Steven S. Wymer            Vice President of FMR and of a fund advised by FMR.





(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years. Edward C. Johnson 3d Chairman of the Board and Director of FMR U.K.,

                      FMR, FMR Corp., FIMM, and FMR FAR EAST;
                      President and Chief Executive Officer of FMR Corp.;
                      Chairman of the Executive Committee of FMR;
                      Director of Fidelity Investments Japan Limited;
                      President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice President
                      and Trustee of funds advised by FMR; President and
                      Director of FIMM, FMR U.K., and FMR FAR EAST;
                      Previously, General Counsel, Managing Director, and
                      Senior Vice President of FMR Corp.



Brian Clancy          Treasurer of FMR U.K., FMR FAR EAST, FMR, and
                      FIMM and Vice President of FMR.



Stephen G. Manning    Assistant Treasurer of FMR U.K., FMR, FMR FAR
                      EAST, and FIMM; Treasurer of FMR Corp.



Francis V. Knox       Compliance Officer of FMR U.K.; Previously, Vice
                      President of FMR.



Jay Freedman          Clerk of FMR U.K., FMR FAR EAST, and FMR Corp.;
                      Assistant Clerk of FMR; Secretary of FIMM.



Sarah H. Zenoble      Senior Vice President and Director of Operations
                      andCompliance.






(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity
Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FMR
                      FAR EAST, FMR, FMR Corp., FIMM, and FMR
                      U.K.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of
                      FMR Corp.; Director of Fidelity Investments
                      Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR FAR EAST; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Senior Vice President of FMR FAR EAST.



Brian Clancy          Treasurer of FMR FAR EAST, FMR U.K., FMR,
                      and FIMM and Vice President of FMR.



Jay Freedman          Clerk of FMR FAR EAST, FMR U.K., and FMR
                      Corp.; Assistant Clerk of FMR; Secretary of
                      FIMM.



Stephen G. Manning    Assistant Treasurer of FMR FAR EAST, FMR,
                      FMR U.K., and FIMM; Treasurer of FMR Corp.



Billy Wilder          Vice President of FMR FAR EAST; President
                      and Representative Director of Fidelity
                      Investments Japan Limited.








(4)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
 FIMM provides investment advisory services to Fidelity Management &
Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d  Chairman of the Board and Director of FIMM,
                      FMR, FMR Corp., FMR FAR EAST, and FMR
                      U.K.; Chairman of the Executive Committee of
                      FMR; President and Chief Executive Officer of
                      FMR Corp.; Director of Fidelity Investments
                      Japan Limited; President and Trustee of funds advised by FMR.



Robert C. Pozen       President and Director of FMR; Senior Vice
                      President and Trustee of funds advised by FMR;
                      President and Director of FIMM, FMR U.K., and
                      FMR FAR EAST; Previously, General Counsel,
                      Managing Director, and Senior Vice President of
                      FMR Corp.



Robert H. Auld        Vice President of FIMM.



Dwight D. Churchill   Vice President of FIMM; Senior Vice President
                      of FMR and Vice President of Bond Funds
                      advised by FMR.



Brian Clancy          Treasurer of FIMM, FMR FAR EAST, FMR
                      U.K., and FMR and Vice President of FMR.



Robert K. Duby        Vice President of FIMM and of funds advised by
                      FMR.



Jay Freedman          Secretary of FIMM; Clerk of FMR U.K., FMR
                      FAR EAST, and FMR Corp.; Assistant Clerk of
                      FMR.

Robert Litterst       Vice President of FIMM and of funds advised by
                      FMR.



Thomas D. Maher       Vice President of FIMM and Assistant Vice
                      President of Money Market funds advised by
                      FMR.



Stephen G. Manning    Assistant Treasurer of FIMM, FMR U.K., FMR
                      FAR EAST, and FMR; Treasurer of FMR Corp.



Scott A. Orr          Vice President of FIMM and of funds advised by
                      FMR.



Burnell R. Stehman    Vice President of FIMM and of funds advised by
                      FMR.



John J. Todd          Vice President of FIMM and of funds advised by
                      FMR.



Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal  Positions and Offices  Positions and Offices

Business Address*   With Underwriter       With Registrant

Edward C. Johnson 3d  Director                  Trustee and President

Michael Mlinac        Director                  None

James Curvey          Director                  None

Martha B. Willis      President                 None

Eric D. Roiter        Senior Vice President     Secretary

Caron Ketchum         Treasurer and Controller  None

Gary Greenstein       Assistant Treasurer       None

Jay Freedman          Assistant Clerk           None

Linda Holland         Compliance Officer        None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodians, The Bank of New York, 110 Washington Street, New York, N.Y. and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services
  Not applicable.
Item 32. Undertakings
(a) The Registrant undertakes for Natural Gas Portfolio, Cyclical Industries Portfolio, Natural Resources Portfolio, Business Services and Outsourcing Portfolio, and Medical Equipment and Systems
Portfolio: 1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and 2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
(b) The Registrant, on behalf of Fidelity Select Portfolios, provided the information required for the stock funds by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders. SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 64 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 22nd day of April 1998.
      Fidelity Select Portfolios
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)  (Title)  (Date)


/s/Edward C. Johnson 3d  (dagger)    President and Trustee          April 22, 1998

Edward C. Johnson 3d                 (Principal Executive Officer)



/s/Richard A. Silver                 Treasurer                      April 22, 1998

Richard A. Silver



/s/Robert C. Pozen                   Trustee                        April 22, 1998

Robert C. Pozen



/s/Ralph F. Cox                   *  Trustee                        April 22, 1998

Ralph F. Cox



/s/Phyllis Burke Davis        *      Trustee                        April 22, 1998

Phyllis Burke Davis



/s/Robert M. Gates             **    Trustee                        April 22, 1998

Robert M. Gates



/s/E. Bradley Jones             *    Trustee                        April 22, 1998

E. Bradley Jones



/s/Donald J. Kirk                 *  Trustee                        April 22, 1998

Donald J. Kirk



/s/Peter S. Lynch                 *  Trustee                        April 22, 1998

Peter S. Lynch



/s/Marvin L. Mann              *     Trustee                        April 22, 1998

Marvin L. Mann



/s/William O. McCoy          *       Trustee                        April 22, 1998

William O. McCoy



/s/Gerald C. McDonough    *          Trustee                        April 22, 1998

Gerald C. McDonough



/s/Thomas R. Williams        *       Trustee                        April 22, 1998

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned President and Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Hereford Street Trust
Fidelity Advisor Series I               Fidelity Income Fund
Fidelity Advisor Series II              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series III             Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series IV              Fidelity Investment Trust
Fidelity Advisor Series V               Fidelity Magellan Fund
Fidelity Advisor Series VI              Fidelity Massachusetts Municipal Trust
Fidelity Advisor Series VII             Fidelity Money Market Trust
Fidelity Advisor Series VIII            Fidelity Mt. Vernon Street Trust
Fidelity Beacon Street Trust            Fidelity Municipal Trust
Fidelity Boston Street Trust            Fidelity Municipal Trust II
Fidelity California Municipal Trust     Fidelity New York Municipal Trust
Fidelity California Municipal Trust II  Fidelity New York Municipal Trust II
Fidelity Capital Trust                  Fidelity Phillips Street Trust
Fidelity Charles Street Trust           Fidelity Puritan Trust
Fidelity Commonwealth Trust             Fidelity Revere Street Trust
Fidelity Concord Street Trust           Fidelity School Street Trust
Fidelity Congress Street Fund           Fidelity Securities Fund
Fidelity Contrafund                     Fidelity Select Portfolios
Fidelity Corporate Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Court Street Trust             Fidelity Summer Street Trust
Fidelity Court Street Trust II          Fidelity Trend Fund
Fidelity Covington Trust                Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Daily Money Fund               Fidelity U.S. Investments-Government Securities
Fidelity Destiny Portfolios                Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity Union Street Trust
  Portfolio, L.P.                       Fidelity Union Street Trust II
Fidelity Devonshire Trust               Fidelity Yen Performance Portfolio, L.P.
Fidelity Exchange Fund                  Newbury Street Trust
Fidelity Financial Trust                Variable Insurance Products Fund
Fidelity Fixed-Income Trust             Variable Insurance Products Fund II
Fidelity Government Securities Fund     Variable Insurance Products Fund III
Fidelity Hastings Street Trust


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Edward C. Johnson 3d_  July 17, 1997

Edward C. Johnson 3d

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________   /s/Peter S. Lynch________________

Edward C. Johnson 3d                 Peter S. Lynch




/s/J. Gary Burkhead_______________   /s/William O. McCoy______________

J. Gary Burkhead                     William O. McCoy


/s/Ralph F. Cox __________________  /s/Gerald C. McDonough___________

Ralph F. Cox                        Gerald C. McDonough


/s/Phyllis Burke Davis_____________  /s/Marvin L. Mann________________

Phyllis Burke Davis                  Marvin L. Mann


/s/E. Bradley Jones________________  /s/Thomas R. Williams ____________

E. Bradley Jones                     Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust          Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund           Fidelity Hastings Street Trust
Fidelity Advisor Series I               Fidelity Hereford Street Trust
Fidelity Advisor Series II              Fidelity Income Fund
Fidelity Advisor Series III             Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV              Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V               Fidelity Institutional Trust
Fidelity Advisor Series VI              Fidelity Investment Trust
Fidelity Advisor Series VII             Fidelity Magellan Fund
Fidelity Advisor Series VIII            Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust            Fidelity Money Market Trust
Fidelity Boston Street Trust            Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust     Fidelity Municipal Trust
Fidelity California Municipal Trust II  Fidelity Municipal Trust II
Fidelity Capital Trust                  Fidelity New York Municipal Trust
Fidelity Charles Street Trust           Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust             Fidelity Phillips Street Trust
Fidelity Congress Street Fund           Fidelity Puritan Trust
Fidelity Contrafund                     Fidelity Revere Street Trust
Fidelity Corporate Trust                Fidelity School Street Trust
Fidelity Court Street Trust             Fidelity Securities Fund
Fidelity Court Street Trust II          Fidelity Select Portfolios
Fidelity Covington Trust                Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund               Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund          Fidelity Trend Fund
Fidelity Destiny Portfolios             Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance      Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                          Fund, L.P.
Fidelity Devonshire Trust               Fidelity Union Street Trust
Fidelity Exchange Fund                  Fidelity Union Street Trust II
Fidelity Financial Trust                Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust             Variable Insurance Products Fund
                                        Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates             March 6, 1997

Robert M. Gates